As filed with the Securities and Exchange Commission on December 28, 2010

                                              SECURITIES ACT FILE NO. 333-134551
                                       INVESTMENT COMPANY ACT FILE NO. 811-21906
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|
Pre-Effective Amendment No.                                                  |_|


Post Effective Amendment No. 112                                             |X|


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |X|


                                Amendment No. 115                            |X|


                        (Check appropriate box or boxes)

                       CLAYMORE EXCHANGE-TRADED FUND TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532
                         (Address of Principal Executive
                                    Offices)

                                 (630) 505-3700
                          Registrant's Telephone Number

                             KEVIN M. ROBINSON, ESQ.
                             CLAYMORE ADVISORS, LLC
                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532
                     (Name and Address of Agent for Service)

                                    Copy to:
                             STUART M. STRAUSS, ESQ.
                                   DECHERT LLP
                           1095 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

_________ IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485.


____X____ ON DECEMBER 29, 2010 PURSUANT TO PARAGRAPH (B) OF RULE 485.


_________ 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1) OF RULE 485.


_________ ON [DATE] PURSUANT TO PARAGRAPH (A) OF RULE 485.


_________ 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2) OF RULE 485.

_________ ON [DATE] PURSUANT TO PARAGRAPH (A) OF RULE 485.

(Guggenheim Logo)

(Guggenheim ETF Logo)

PROSPECTUS


GUGGENHEIM BRIC ETF
NYSE Arca Ticker Symbol: EEB

GUGGENHEIM INTERNATIONAL
SMALL CAP LDRS ETF
NYSE Arca Ticker Symbol: XGC


EXCHANGE-TRADED FUNDS

DECEMBER 31, 2010

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
                                                                        PAGE


Summary Information                                                       3

    Guggenheim BRIC ETF                                                   3

    Guggenheim International Small Cap LDRs ETF                          11

Additional Information About the Funds' Principal Investment Strategies
and Principal Investment Risks                                           19

Non-Principal Investment Strategies                                      21

Non-Principal Risk Considerations                                        22

Disclosure of Portfolio Holdings                                         22

Investment Management Services                                           23

Purchase and Redemption of Shares                                        25

How to Buy and Sell Shares                                               27

Frequent Purchases and Redemptions                                       32

Fund Service Providers                                                   32

Index Provider                                                           32

Disclaimers                                                              33

Federal Income Taxation                                                  34

Tax-Advantaged Product Structure                                         36

Other Information                                                        37

Financial Highlights                                                     38

SUMMARY INFORMATION

GUGGENHEIM BRIC ETF (EEB)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called BNY Mellon BRIC Select ADR Index (the "BNY Mellon BRIC Index" or the "Index").

FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
-------------------------------------------------------------------------------
Management fees                                                          0.50%
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1)                                   --%
-------------------------------------------------------------------------------
Other expenses                                                           0.14%
-------------------------------------------------------------------------------
Total annual Fund operating expenses                                     0.64%
-------------------------------------------------------------------------------
Expense reimbursements(2)                                                0.01%
-------------------------------------------------------------------------------
Total annual Fund operating expenses
    after expense reimbursements                                         0.63%
-------------------------------------------------------------------------------


1 The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.


2 The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until December 31, 2013, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap. To the extent the Fund incurs expenses that are excluded from the Expense Cap, the Fund's expense ratio will increase.


EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes

                                                                  PROSPECTUS | 3
that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------
ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
--------------------------------------------------
$64          $256          $465          $1,070
--------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended August 31, 2010, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the BNY Mellon BRIC Index (Index Ticker: BKBRIC). The BNY Mellon BRIC Index is comprised of American depositary receipts ("ADRs") and global depositary receipts ("GDRs") selected, based on liquidity, from a universe of all listed depositary receipts of companies from Brazil, Russia, India and China currently trading on U.S. exchanges. The depositary receipts that comprise the Index may be sponsored or unsponsored. The companies in the universe are selected using a proprietary methodology developed by The Bank of New York Mellon (the "Index Provider" or "BNY Mellon"). The Index methodology is published at www.bnymellondrindex.com. The Fund will invest at least 90% of its total assets in ADRs and GDRs that comprise the Index and underlying securities representing ADRs and GDRs that comprise the Index. As of November 30, 2010, the Index consisted of 84 securities. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by the depositary receipts comprising the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security's corresponding depositary receipt is traded.


The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be

4 |
possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Prior to September 24, 2010, the Fund's name was the "Claymore/BNY Mellon BRIC ETF."


Principal Investment Risks


Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. Equity risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.


Foreign Investment Risk. The Fund's investments in non-U.S. issuers, although limited to ADRs and GDRs, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to


PROSPECTUS | 5
disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.


Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of the currency of Brazil, and leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices.

Investing in securities of Russian companies involves additional risks, including, among others, the absence of developed legal structures governing private or foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund's assets invested in Russia as a result of expropriation; certain national policies which may restrict the Fund's investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and potentially greater price volatility in, significantly smaller capitalization of, and relative illiquidity of, some of these markets.

Investing in securities of Indian companies involves additional risks, including, but not limited to, greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, more substantial governmental involvement in the economy, higher rates of inflation and greater political, economic and social uncertainty. Furthermore, future actions of the Indian Government or religious and ethnic unrest could have a significant impact on the economy.

Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular

6 |
industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies.

China Exposure Risk. From time to time, certain of the companies comprising the BNY Mellon BRIC Index that are located in China may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries identified by the U.S. government as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations which could negatively affect the company's performance, and/or could suffer damage to its reputation if it is identified as a company which invests or deals with countries which are identified by the U.S. government as state sponsors of terrorism or subject to sanctions. As an investor in such companies, the Fund is indirectly subject to those risks.

Oils/Energy Sector Risk. The profitability of companies in the oils/energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.


Financial Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government's placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of


                                                                  PROSPECTUS | 7
many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but such interventions have often not averted a substantial decline in the value of such companies' common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.


Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, or otherwise holds investments other than those which comprise the Index, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.


Concentration Risk. If the Index concentrates in an industry or group of industries the Fund's investments will be concentrated accordingly. In such event, the value of the Fund's Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.


Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.


THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND HAS NOT BEEN GUARANTEED, SPONSORED, RECOMMENDED, OR APPROVED BY THE UNITED STATES, OR ANY AGENCY, INSTRUMENTALITY OR OFFICER OF THE UNITED STATES, HAS NOT BEEN INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) AND IS NOT GUARANTEED BY AND IS NOT OTHERWISE AN OBLIGATION OF ANY BANK OR INSURED DEPOSITORY INSTITUTION.


8 |

FUND PERFORMANCE

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

CALENDAR YEAR TOTAL RETURN AS OF 12/31

Bar Chart:
2007:  68.92%
2008: -54.49%
2009:  84.89%


The Fund commenced operations on September 21, 2006. The Fund's year-to-date return was 5.68% as of September 30, 2010.

During the periods shown in the chart above, the Fund's highest and lowest calendar quarter returns were 36.79% and -30.68%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.


                                                                           SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                   INCEPTION
PERIOD ENDED DECEMBER 31, 2009                                 1 YEAR  (9/21/06)
--------------------------------------------------------------------------------
Returns Before Taxes                                           84.89%    20.34%
Returns After Taxes on Distributions                           84.12%    19.57%
Returns After Taxes on Distributions and Sale of Fund Shares   55.18%    17.15%
BNY Mellon BRIC Index (reflects no deduction for fees,
expenses or taxes)                                             85.99%    21.12%
MSCI Emerging Markets Index (reflects no deduction for fees,
expenses or taxes)                                             78.51%     9.99%
--------------------------------------------------------------------------------


                                                                  PROSPECTUS | 9

MANAGEMENT

INVESTMENT ADVISER. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC).

PORTFOLIO MANAGERS. The portfolio managers who are currently responsible for the day-today management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig, Managing Director, Portfolio Management and Supervision, has managed the Fund's portfolio since its inception, and Mr. Kanuri, Vice President, ETF Portfolio Management, has managed the Fund's portfolio since May 2010.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.


PAYMENTS TO BROKER-DEALERS ANDOTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


10 |

GUGGENHEIM INTERNATIONAL SMALL CAP LDRS ETF (XGC)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called BNY Mellon Small Cap Select ADR Index (the "Small Cap Select Index" or the "Index").

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.


-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage the value of your investment)
-------------------------------------------------------------------------------
Management Fees (comprehensive management fee)                           0.45%
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1)                                   --%
-------------------------------------------------------------------------------
Other expenses                                                           0.00%
-------------------------------------------------------------------------------
Total annual Fund operating expenses                                     0.45%
-------------------------------------------------------------------------------


1 The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-----------------------------------------------
ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
-----------------------------------------------
$46        $199          $365         $847
-----------------------------------------------


                                                                 PROSPECTUS | 11

PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended August 31, 2010, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the Small Cap Select Index (Index Ticker: BKSCPT). The Small Cap Select Index is comprised of U.S.-listed depositary receipts in American depositary receipt ("ADR") or global depositary receipt ("GDR") form, New York Shares and Global Registered Shares selected, based on liquidity, from a universe of all listed ADRs, GDRs, New York Shares and Global Registered Shares trading on the New York Stock Exchange ("NYSE"), Nasdaq Stock Market ("NASDAQ") and the NYSE Amex of companies worldwide, excluding the United States and Canada. The depositary receipts that comprise the Index may be sponsored or unsponsored. The Bank of New York Mellon (the "Index Provider" or "BNY Mellon") currently defines small-capitalization companies as those companies with a market capitalization of $250 million to $2 billion. The Index methodology is published at www.bnymellondrindex.com. The Fund will invest at least 80% of its total assets in ADRs, GDRs, New York Shares and Global Registered Shares that comprise the Index and underlying securities representing ADRs, GDRs, New York Shares or Global Registered Shares that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.


The Fund may invest directly in one or more underlying securities represented by the ADRs, GDRs, New York Shares or Global Registered Shares comprising the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing more liquidity than the ADR, GDR, New York Shares or Global Registered Shares; (b) when an ADR, GDR, New York Shares or Global Registered Shares is trading at a significantly different price than its underlying security; or (c) the timing of trade execution is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security's corresponding ADR, GDR, New York Shares or Global Registered Shares is traded.


The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in

12 |
the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Prior to September 24, 2010, the Fund's name was "Claymore/BNY Mellon International Small Cap LDRs ETF."


PRINCIPAL INVESTMENT RISKS


Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. Equity risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.


Foreign Investment Risk. The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.


                                                                 PROSPECTUS | 13

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of the currency of Brazil, and leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices.

Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies.

As of the date of this prospectus, a significant percentage of the Index is comprised of securities of companies from China and Brazil. To the extent that the Index is focused on securities of any one country, including China or Brazil, the value of the Index will be especially affected by adverse developments in such country, including the risks described above.

China Exposure Risk. From time to time, certain of the companies comprising the Index that are located in China may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries identified by the U.S. government as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations which could negatively affect the company's performance, and/or could suffer damage to its reputation if it is identified as a company which invests or deals with countries which are identified by

14 |
the U.S. government as state sponsors of terrorism or subject to sanctions. As an investor in such companies, the Fund is indirectly subject to those risks.

Small Company Risk. Investing in securities of small companies involves greater risk than is customarily associated with investing in more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.


Technology Sector Risk. Competitive pressures may have a significant effect on the financial condition of companies in the technology sector. Also, many of the products and services offered by technology companies are subject to the risks of short product cycles and rapid obsolescence. Companies in the technology sector also may be subject to competition from new market entrants. Such companies also may be subject to risks relating to research and development costs and the availability and price of components. As product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Other risks include those related to regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.


Micro-Cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, or otherwise holds investments other than those which comprise the Index, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.


Concentration Risk. If the Index concentrates in an industry or group of industries the Fund's investments will be concentrated accordingly. In such event, the value of the Fund's Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.


                                                                 PROSPECTUS | 15

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.


THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND HAS NOT BEEN GUARANTEED, SPONSORED, RECOMMENDED, OR APPROVED BY THE UNITED STATES, OR ANY AGENCY, INSTRUMENTALITY OR OFFICER OF THE UNITED STATES, HAS NOT BEEN INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) AND IS NOT GUARANTEED BY AND IS NOT OTHERWISE AN OBLIGATION OF ANY BANK OR INSURED DEPOSITORY INSTITUTION.


FUND PERFORMANCE

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

CALENDAR YEAR TOTAL RETURN AS OF 12/31

2008:     -46.65%
2009:      60.20%


The Fund commenced operations on April 2, 2007. The Fund's year-to-date return was 13.95% as of September 30, 2010.

During the periods shown in the chart above, the Fund's highest and lowest calendar quarter returns were 25.12% and -25.95%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.


16 |

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.


                                                                           SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                   INCEPTION
PERIOD ENDED DECEMBER 31, 2009                                  1 YEAR  (4/2/07)
--------------------------------------------------------------------------------
Returns Before Taxes                                            60.20%    -6.60%
Returns After Taxes on Distributions                            59.98%    -6.90%
Returns After Taxes on Distributions and Sale of Fund Shares    39.13%    -5.74%
BNY Mellon Small Cap Select ADR Index                           91.41%     9.09%
MSCI All-Country World ex-US Small Cap Index (reflects no
deduction for fees, expenses or taxes)                          50.82%    -1.59%
Standard & Poor's 500[R] Index (reflects no deduction for fees,
expenses or taxes)                                              26.47%    -1.63%
--------------------------------------------------------------------------------


MANAGEMENT

INVESTMENT ADVISER. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC).

PORTFOLIO MANAGERS. The portfolio managers who are currently responsible for the day-today management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig, Managing Director, Portfolio Management and Supervision, has managed the Fund's portfolio since its inception, and Mr. Kanuri, Vice President, ETF Portfolio Management, has managed the Fund's portfolio since May 2010.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

                                                                 PROSPECTUS | 17

PAYMENTS TO BROKER-DEALERS ANDOTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


18 |

ADDITIONAL INFORMATION ABOUT THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS


INVESTMENT OBJECTIVE

Each Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

INDEX METHODOLOGY

BNY MELLON BRIC SELECT ADR INDEX


The Index methodology is published at www.bnymellondrindex.com. The BNY Mellon BRIC Index tracks the performance of U.S. exchange-listed depositary receipts in ADR or GDR form that are listed for trading on the NYSE, NYSE Amex and NASDAQ of companies from Brazil, Russia, India and China, which meet certain criteria. The universe of potential Index constituents includes all liquid U.S. exchange-listed ADRs and GDRs. As of November 30, 2010, the BNY Mellon BRIC Index's constituent countries are represented (in approximate market capitalization) in the Index as follows: 53.8% of the Index consists of Brazilian companies, 2.8% of the Index consists of Russian companies, 13.0% of the Index consists of Indian companies and 30.4% of the Index consists of Chinese companies.


THE BNY MELLON SMALL CAP SELECT ADR INDEX


The Index methodology is published at www.bnymellondrindex.com. The Small Cap Select Index is comprised of US-listed ADRs or GDRs, New York Shares and Global Registered Shares selected, based on certain criteria listed below, from a universe of all listed ADRs, GDRs, New York Shares and Global Registered Shares trading on the NYSE, NASDAQ and the NYSE Amex of companies worldwide excluding the United States and Canada. As of November 30, 2010 the Index consisted of 75 securities. The Index's constituent countries, as of the same date, were represented (in approximate weight) in the Index as follows: China 35.8%, Brazil 16.8, Mexico 9.9%, Argentina 7.0%, Chile 6.9%, Russia 5.1%, Netherlands 4.3%, Japan 4.0%, Israel 3.9%, South Africa 2.6%, Ireland 1.2%, India 1.1%, Indonesia 0.7%, France 0.5%, Denmark 0.3% .


INDEX CONSTRUCTION

BNY MELLON BRIC SELECT ADR INDEX

1. Eligible securities include all ADRs and GDRs of companies from Brazil, Russia, India and China, which are included in BNY Mellon's ADR indices specific to Brazil, Russia, India and China, respectively, and which meet the following criteria:

     o    Price greater than or equal to $3.

     o Minimum 3 month average daily ADR trading volume greater than or equal to 25,000 shares, or 125,000 ordinary shares in the local market. In the case of new ADRs whose both ADR and ordinary volume is less than 3 months, average daily volume for the available time period will be used in the calculation.

     o Free-float adjusted market capitalization greater than or equal to $250 million.


                                                                 PROSPECTUS | 19

     o Passive foreign investment companies are excluded based upon the best information available.

2. Decisions regarding additions to and removals from the Index are made by the ADR Index Administrator and are subject to periodic review by a policy steering committee known as BNY Mellon ADR Index Committee.

3. The Index is weighted based on a modified capitalization method, using an Index formula based upon the aggregate of prices times share quantities. The number of shares used in the Index calculation generally represents the entire class(es) or series of shares adjusted for free-float that trade in the local market and also trade in the form of depositary receipts in the United States. Adjustments are made to ensure that no single security exceeds 23% of the Index and, with respect to 55% of the Index, that no single security represents more than 4.5% of the Index.

4. The Index may be adjusted for changes in shares and float that may affect the weighting of constituents generally on a quarterly basis.

BNY MELLON SMALL CAP SELECT ADR INDEX

1. Eligible securities include all ADRs, GDRs, New York Shares and Global Registered Shares of which are included in BNY Mellon's ADR indices and meet the following criteria:

          Price greater than or equal to $3.

     o Minimum 3 month average daily trading volume greater than or equal to 25,000 shares, or 125,000 ordinary shares in the local market. In the case of new ADRs, GDRs, New York Shares and Global Registered Shares whose both ADR, GDR, New York Share or Global Registered Share volume and ordinary volume is less than 3 months, average daily volume for the available time period will be used in the calculation.

     o Market Capitalization: For initial inclusion in the Index, a free float-adjusted capitalization ranging from a maximum of $2 billion to a minimum of $250 million is utilized. For ongoing inclusion in the Index a free float-adjusted capitalization ranging from a maximum of $3 billion to a minimum of $200 million is utilized.

     o Passive foreign investment companies are excluded based upon the best information available.

2. The ADR Index Administrator, subject to periodic review by a policy steering committee known as The BNY Mellon ADR Index Committee, performs a quarterly review of the Index Methodology. Any changes to the methodology will be publicly disclosed on www. bnymellondrindex. com prior to implementation of the change.

3. Final decisions regarding the additions to and removals from the Index at each periodic rebalance and reconstitution are made by the ADR Index Administrator and are subject to periodic review by The BNY Mellon ADR Index Committee.

4. The Index is weighted based on a modified capitalization method, using an Index formula based upon the aggregate of prices times share quantities. The number of shares used in the Index calculation generally represents the entire class(es) or series of shares adjusted for free-float that trade in the local market and also trade in the form of depositary receipts in the United States. Adjustments are made to ensure that no single security exceeds 23% of the Index and, with respect to 55% of the Index, that no single security represents more than 4.5% of the Index.

5.   The Index is rebalanced and reconstituted on a quarterly basis.

20 |

NON-PRINCIPAL INVESTMENT STRATEGIES


As a principal investment strategy and as described above, Guggenheim BRIC ETF will invest at least 90%, and Guggenheim International Small Cap LDRs ETF will invest at least 80%, of its total assets in component securities that comprise its Index and underlying securities representing ADRs, GDRs, New York Shares and Global Registered Shares (as applicable) that comprise the Index. As non-principal investment strategies, the Funds may invest their remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular security or security index) and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its respective Index and in managing cash flows, but will not be used for hedging purposes. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Investment Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE Arca is open) for additions and deletions to each Fund's Index to be reflected in the portfolio composition of the Fund.


Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The Funds may lend their portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. Each Fund may lend its portfolio securities in an amount up to 33 1/3% of its assets, but each Fund currently expects to only lend its portfolio securities to a much more limited extent. Securities lending is not a principal investment strategy of the Funds.

The policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees without shareholder approval.

                                                                 PROSPECTUS | 21

NON-PRINCIPAL RISK CONSIDERATIONS

In addition to the risks described previously, there are certain non-principal risks related to investing in the Funds.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value. The NAV of a Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market price of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Investment Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time.

However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAV), the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Leverage. To the extent that a Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's portfolio securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

22 |

INVESTMENT MANAGEMENT SERVICES

INVESTMENT ADVISER

Guggenheim Funds Investment Advisors, LLC ("Guggenheim Funds Advisors" or the "Investment Adviser") (formerly known as Claymore Advisors, LLC), a wholly-owned subsidiary of Guggenheim Funds Services Group, Inc. ("Guggenheim Funds Group") (formerly known as Claymore Group Inc.), acts as the Fund's investment adviser pursuant to an advisory agreement with the Trust (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. Guggenheim Funds Distributors, Inc. ("Guggenheim Funds Distributors") (formerly known as Claymore Securities, Inc.) currently offers exchange-traded funds, unit investment trusts and closed-end funds. Guggenheim Funds Group is a wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"), a global, diversified financial services firm with more than $100 billion in assets under supervision. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of the Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.

Pursuant to the Advisory Agreement, the Guggenheim BRIC ETF pays the Investment Adviser an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.50% of the Fund's average daily net assets. The Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year, at least until December 31, 2013, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The offering costs excluded from the 0.60% Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into the Expense Agreement, in which the Investment Adviser has agreed to pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.60% (excluding the expenses set forth above). For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

In addition to advisory fees, Guggenheim BRIC ETF pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees (other than those who are affiliated persons of the Investment

                                                                 PROSPECTUS | 23

Adviser) and all other ordinary business expenses not specifically assumed by the Investment Adviser.

Pursuant to the Advisory Agreement, the Guggenheim International Small Cap LDRs ETF pays the Investment Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.45% of the Fund's average daily net assets.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (such as expenses relating to a meeting of the Fund's shareholders).

The Investment Adviser's unitary management fee is designed to pay the Fund's expenses and to compensate the Investment Adviser for providing services for the Fund.


In support of the Fund's organizational and offering costs and expenses associated with marketing and advertising the Fund, BNY Mellon reimburses the Investment Adviser for certain payments made by the Investment Adviser in respect of the foregoing costs and expenses (excluding fees in respect of services provided by BNY Mellon) pursuant to an agreement with the Investment Adviser. The aggregate reimbursement for the Fund to be made to the Investment Adviser by BNY Mellon will not exceed $100,000. As of November 30, 2010, reimbursements in the amount of $81,741 have been made pursuant to this agreement.


APPROVAL OF ADVISORY AGREEMENT


A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement is available in the annual report to shareholders dated August 31, 2010.


PORTFOLIO MANAGEMENT

The portfolio managers who are currently responsible for the day-to-day management of each Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig has managed each Fund's portfolio since its inception. Mr. Kanuri has managed each Fund's portfolio since May 2010.

Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Guggenheim Funds Distributors and joined Guggenheim Funds Distributors in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

Mr. Kanuri is a Vice President, ETF Portfolio Management, of the Investment Adviser and Guggenheim Funds Distributors and joined Guggenheim Funds Distributors in October of 2006. Prior to joining Guggenheim Funds Distributors, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001- 2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

The Statement of Additional Information provides additional information about each portfolio manager's compensation structure, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities of the Funds he manages.

24 |

PURCHASE AND REDEMPTION OF SHARES

GENERAL

The Shares are issued or redeemed by the Funds at net asset value per Share only in Creation Unit size.


Most investors will buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed and traded on the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. Each Fund may liquidate and terminate at any time without shareholder approval. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that each Fund's Shares can be issued and redeemed in Creation Units, the Investment Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Funds trade under the NYSE Arca symbols set forth in the chart below.


NAME OF FUND                                 NYSE ARCA TICKER SYMBOL
--------------------------------------------------------------------
Guggenheim BRIC ETF                                   EEB
--------------------------------------------------------------------
Guggenheim International Small Cap LDRs ETF           XGC
--------------------------------------------------------------------

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Funds, and shareholders may tender their Shares for redemption directly to the Funds, only in Creation Units of 50,000 Shares.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

                                                                 PROSPECTUS | 25

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or "street name" form.

26 |

HOW TO BUY AND SELL SHARES

PRICING FUND SHARES

The trading price of each Fund's shares on the NYSE Arca may differ from the Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Funds every fifteen seconds. The approximate value calculations are based on local market prices as of the applicable time (or local closing prices if a local market has closed) and may not reflect events that occur subsequent to the local market's close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Funds because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

The net asset value per Share for each Fund is determined once daily as of the close of the NYSE Arca, usually 4:00 p.m. Eastern time, each day the NYSE Arca is open for trading. Shares will not be priced on regular or national holidays or other days on which the NYSE is closed. NAV per Share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange or on the principal OTC market on which such securities are traded, as of the close of regular trading on the NYSE Arca on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean of the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, including restricted securities, are valued by the Investment Adviser by a method that the Investment Adviser believes accurately reflects fair value, pursuant to policies adopted by the Board of Trustees and subject to the ultimate supervision of the Board of Trustees. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security's value or meaningful portion of a Fund's portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE Arca. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

                                                                 PROSPECTUS | 27

Securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Funds do not effect sales, redemptions and exchanges of their Shares.

CREATION UNITS

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Funds must have entered into an authorized participant agreement with the distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

HOW TO BUY SHARES

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." For those Authorized Participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Funds' custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade.

Orders must be placed in proper form (as described further in the Statement of Additional Information) by or through either (i) a "Participating Party" i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of The Depository Trust Company ("DTC Participant") that has entered into an agreement with the Trust, the distributor and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, "Authorized Participant" or "AP"). All standard orders must be placed for one or more whole Creation Units of Shares of each Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of certain custom orders placed at the request of the AP, as further described in the Statement of Additional Information, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day's closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See "Creation

28 |
and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.


A fixed creation transaction fee (the "Creation Transaction Fee") is applicable to each transaction regardless of the number of Creation Units purchased in the transaction as set forth below:

-------------------------------------------------------------------------------
NAME OF FUND                                           CREATION TRANSACTION FEE
-------------------------------------------------------------------------------
Guggenheim BRIC ETF                                    $500
-------------------------------------------------------------------------------
Guggenheim International Small Cap LDRs ETF            $500
-------------------------------------------------------------------------------


An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of each Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. Any such transaction effected must be effected outside the Clearing Process. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

LEGAL RESTRICTIONS ON TRANSACTIONS IN CERTAIN SECURITIES

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

REDEMPTION OF SHARES

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Funds' custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Funds' portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Funds, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a

                                                                 PROSPECTUS | 29
value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the Closing Time in order to receive that day's closing NAV per Share. In the case of certain custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.


A fixed redemption transaction fee applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction as set forth below:

-----------------------------------------------------------------------------
NAME OF FUND                                       REDEMPTION TRANSACTION FEE
-----------------------------------------------------------------------------
Guggenheim BRIC ETF                                $500
-----------------------------------------------------------------------------
Guggenheim International Small Cap LDRs ETF        $500
-----------------------------------------------------------------------------


A variable charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Funds reserve the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, a Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

DISTRIBUTIONS

Dividends and Capital Gains. Fund shareholders are entitled to their share of a Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

Each Fund typically earns income dividends from stocks and may also earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital. Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

30 |

DISTRIBUTION PLAN AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. In addition, no such fees may be paid in the future without further approval by the Board of Trustees, and the Board of Trustees has adopted a resolution that no such fees wil be paid for at least 12 months from the date of this Prospectus. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority ("FINRA"). The net income attributable to the Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Funds.


The Investment Adviser or its affiliates may make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making shares of a Fund and certain other Guggenheim funds available to their customers. Such payments, which may be significant to the intermediary, are not made by a Fund. Rather, such payments are made by the Investment Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Guggenheim funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend a Fund or other Guggenheim funds over another investment. More information regarding these payments is contained in each Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM THE INVESTMENT ADVISER OR ITS AFFILIATES.


                                                                 PROSPECTUS | 31

FREQUENT PURCHASES AND REDEMPTIONS

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund's shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the Fund's portfolio, plus a small amount of cash, and a Fund's Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by each Fund's shareholders or (b) any attempts to market time a Fund by its shareholders would result in negative impact to the Fund or its shareholders.

FUND SERVICE PROVIDERS


Guggenheim Funds Investment Advisors, LLC is the administrator of the Funds.


The Bank of New York Mellon is the custodian and fund accounting and transfer agent for the Funds.

Dechert LLP serves as legal counsel to the Funds.


Ernst & Young LLP serves as each Fund's independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds and perform other audit-related and tax services.


INDEX PROVIDER

BNY Mellon is the Index Provider for the Guggenheim BRIC ETF and the Guggenheim International Small Cap LDRs ETF. BNY Mellon is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with BNY Mellon to use each Fund's respective Index. Each Fund is entitled to use its respective Index pursuant to a sub-licensing arrangement with the Investment Adviser.

32 |

DISCLAIMERS

"BNY Mellon" and "BNY Mellon BRIC Select ADR Index", and "BNY Mellon Small Cap Select ADR Index" are service marks of The Bank of New York and have been licensed for use for certain purposes by the Investment Adviser. The Investment Adviser's products based on the Indexes named above are not sponsored, endorsed, sold recommended or promoted by The Bank of New York or any of its subsidiaries or affiliates, and none of The Bank of New York or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the purchasers or owners of the products or any member of the public regarding the advisability of investing in financial products generally or in these products particularly, the ability of the Fund to track market performance or the suitability or appropriateness of the products for such purchasers, owners or such member of the public.

The relationship between The Bank of New York, on the one hand, and the Investment Adviser, on the other, is limited to the licensing of certain trademarks, trade names and indexes, which indexes are determined, composed and calculated by the Bank or its agent without regard to the Investment Advisor or its products. Neither The Bank of New York nor any of its subsidiaries or affiliates has any obligation to take the needs of the Investment Adviser or the purchasers or owners of their products into consideration in determining, composing or calculating the ADR Indexes named above. Neither The Bank of New York nor any of its subsidiaries or affiliates is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the products to be issued or in the determination or calculation of the equation by which the products are to be converted into cash. Neither the Bank nor any of its subsidiaries or affiliates has any obligation or liability in connection with the administration, marketing or trading of the products.

Neither The Bank of New York nor any of its subsidiaries or affiliates guarantees the accuracy or completeness of the ADR Indexes or any data included therein, and neither The Bank of New York nor any of its subsidiaries or affiliates shall have any liability for any errors, omissions or interruptions therein. Neither The Bank of New York nor any of its subsidiaries or affiliates makes any warranty, express or implied, as to results to be obtained by the Investment Adviser, purchasers or owners of the products or any other person or entity from the use of the ADR Indexes or any data included therein. Neither The Bank of New York nor any of its subsidiaries or affiliates makes any express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the ADR Indexes or any data included therein, without limiting any of the foregoing, in no event shall The Bank of New York or any of its subsidiaries or affiliates have any liability for any special, punitive, indirect or consequential damages (including, without limitation, lost profits), even if notified on the possibility of such damages.

The Investment Adviser does not guarantee the accuracy and/or the completeness of any Index or any data included therein.

                                                                 PROSPECTUS | 33

FEDERAL INCOME TAXATION

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions,

o    You sell your Shares listed on the NYSE Arca, and

o    You purchase or redeem Creation Units.


TAXES ON DISTRIBUTIONS

Dividends from net investment income, or income dividends, and long-term capital gains if any, are distributed to shareholders annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.


Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these taxable years some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that the holding period and other requirements are met by the Fund and the shareholder. Thereafter, without further Congressional action, that rule will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.


Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.


Dividends and interest received by a Fund and capital gains may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If more than 50% of a Fund's total assets at the end of its taxable year consists of foreign stock or securities, the Fund intends to elect to "pass through" to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal tax), subject to certain limitations, the investor's pro rata share of the Fund's foreign income taxes. It is expected that more than 50% of each Fund's assets will consist of foreign stock or securities.


34 |

If you are not a citizen or permanent resident of the United States, each Fund's income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

By law, the Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. This backup withholding rate for individuals is currently 28%.

TAXES ON EXCHANGE-LISTED SHARES SALES

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss realized on the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS


An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales" on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.


Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Fund Shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

                                                                 PROSPECTUS | 35

TAX-ADVANTAGED PRODUCT STRUCTURE

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Funds' portfolios that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Funds or their ongoing shareholders.

36 |

OTHER INFORMATION

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with a Fund.

                                                                 PROSPECTUS | 37

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report, which is available upon request.


38 |

Guggenheim BRIC ETF
(PREVIOUSLY NAMED THE CLAYMORE/BNY MELLON BRIC ETF PRIOR TO SEPTEMBER 24,
2010)


                                                                                            FOR THE
                                                                                             PERIOD
                                              FOR THE         FOR THE        FOR THE      SEPTEMBER
PER SHARE OPERATING                              YEAR            YEAR           YEAR     21, 2006**
PERFORMANCE FOR A                               ENDED           ENDED          ENDED        THROUGH
SHARE OUTSTANDING                          AUGUST 31,      AUGUST 31,     AUGUST 31,     AUGUST 31,
THROUGHOUT THE PERIOD                            2010            2009           2008           2007
------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD      $    34.57       $   42.96      $   40.69      $   24.58
------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)              0.71            0.79           0.65           0.62
   Net realized and unrealized gain
     (loss) on investments                       5.27           (8.15)          1.86          15.54
------------------------------------------------------------------------------------------------------
     Total from investment operations            5.98           (7.36)          2.51          16.16
------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                        (0.51)          (1.03)         (0.24)         (0.05)
------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD            $    40.04       $   34.57      $   42.96      $   40.69
------------------------------------------------------------------------------------------------------
 MARKET VALUE, END OF PERIOD               $    40.06       $   34.55      $   42.98      $   40.75
------------------------------------------------------------------------------------------------------
   TOTAL RETURN *(B)
     Net asset value                            17.23%         -15.95%          6.06%         65.78%
 RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (thousands)   $1,077,197        $753,724       $859,280       $419,092
   Ratio of net expenses to average
     net assets*                                 0.63%           0.64%          0.60%          0.64%(c)
   Ratio of net investment income (loss)
     to average net assets*                      1.76%           2.76%          1.32%          1.89%(c)
   Portfolio turnover rate (d)                      7%             16%             6%             3%
*If certain expenses had not been waived
or reimbursed by the Adviser, total
return would have been lower and the
ratios would have been as follows:
   Ratio of total expenses to average
     net assets                                  0.64%           0.69%          0.61%          0.68%(c)
   Ratio of net investment income (loss)
     to average net assets                       1.75%           2.71%          1.31%          1.85%(c)


**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.


                                                                 PROSPECTUS | 39

GUGGENHEIM INTERNATIONAL SMALL CAP LDRS ETF
(PREVIOUSLY NAMED THE CLAYMORE/BNY MELLON INTERNATIONAL SMALL CAP ETF PRIOR TO SEPTEMBER 24, 2010)


                                                                                            FOR THE
                                                                                             PERIOD
                                              FOR THE         FOR THE        FOR THE       APRIL 2,
PER SHARE OPERATING                              YEAR            YEAR           YEAR         2007**
PERFORMANCE FOR A                               ENDED           ENDED          ENDED        THROUGH
SHARE OUTSTANDING                          AUGUST 31,      AUGUST 31,     AUGUST 31,     AUGUST 31,
THROUGHOUT THE PERIOD                            2010            2009           2008           2007
------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD          $16.54          $20.42         $25.01         $25.02
------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)              0.36            0.12           0.12          (0.01)
   Net realized and unrealized gain (loss)       3.75           (3.82)         (4.52)            --
------------------------------------------------------------------------------------------------------
     Total from investment operations            4.11           (3.70)         (4.40)         (0.01)
------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                   (0.08)          (0.18)        (0.19)             --
------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                $20.57          $16.54         $20.42         $25.01
------------------------------------------------------------------------------------------------------
 MARKET VALUE, END OF PERIOD                   $20.40          $16.51         $20.62         $25.02
------------------------------------------------------------------------------------------------------
 TOTAL RETURN* (B)
   Net asset value                              24.84%         -17.87%        -17.73%         -0.04%
 RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (thousands)       $6,171          $4,135         $6,126         $5,001
   Ratio of net expenses to average
     net assets*                                 0.45%           0.63%(c)       1.04%          1.77%(d)
   Ratio of net investment income (loss) to
     average net assets*                         1.88%           0.85%(c)       0.54%         -0.06%(d)
   Portfolio turnover rate (e)                     41%             97%            25%             2%
*If certain expenses had not been waived
or reimbursed by the Adviser, total
return would have been lower and the
ratios would have been as follows:
 Ratio of total expenses to average net assets    N/A            2.87%          2.86%          7.01%(c)
 Ratio of net investment income (loss) to
   average net assets                             N/A           -1.39%         -1.28%         -5.30%(c)


**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c) The 0.60% expense cap was replaced with a 0.45% unitary investment advisory fee on July 27,2009.

(d)  Annualized.

(e) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

40 |

PREMIUM/DISCOUNT INFORMATION

Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at www.guggenheimfunds.com.

TOTAL RETURN INFORMATION

Information about the total return of each Fund's Index in comparison to the total return of that Fund can be found at www.guggenheimfunds.com.

                                                                 PROSPECTUS | 41

FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

o    Call your broker
o    www.guggenheimfunds.com


DEALERS
o    www.guggenheimfunds.com
o    Distributor Telephone: (800) 345-7999


INVESTMENT ADVISER
Guggenheim Funds Investment Advisors, LLC
2455 Corporate West Drive
Lisle, Illinois 60532

DISTRIBUTOR
Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

LEGAL COUNSEL
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797


INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
155 North Wacker Drive
Chicago, IL 60606


PROSPECTUS | 43

A Statement of Additional Information dated December 31, 2010, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.


You will find additional information about each Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds' shareholder report or the Statement of Additional Information by calling 1-800-345-7999. Free copies of the Funds' shareholder reports and the Statement of Additional Information are available from our website at www.guggenheimfunds.com.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor
Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532


December 31, 2010


Investment Company Act File No. 811-21906


(Guggenheim Logo)                                            ETF-PRO-EEBXGC-1210

GUGGENHEIM

                                             PROSPECTUS

                                             Guggenheim Defensive Equity ETF
                                             NYSE Arca Ticker Symbol: DEF

                                             Guggenheim Insider Sentiment ETF
                                             NYSE Arca Ticker Symbol: NFO

                                             Guggenheim Mid-Cap Core ETF
                                             NYSE Arca Ticker Symbol: CZA

                                             Guggenheim Multi-Asset Income ETF
                                             NYSE Arca Ticker Symbol: CVY

                                             Guggenheim Ocean Tomo Growth
                                             Index ETF
                                             NYSE Arca Ticker Symbol: OTR

                                             Guggenheim Ocean Tomo Patent ETF
                                             NYSE Arca Ticker Symbol: OTP

                                             Guggenheim Raymond James
                                             SB-1 Equity ETF
                                             NYSE Arca Ticker Symbol: RYJ

                                             Guggenheim Sector Rotation ETF
                                             NYSE Arca Ticker Symbol: XRO

                                             Guggenheim Spin-Off ETF
                                             NYSE Arca Ticker Symbol: CSD

                                  ETF [LOGO] EXCHANGE-TRADED FUNDS

                                             December 31, 2010


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

                                                                         PAGE
Summary Information                                                         3
   Guggenheim Defensive Equity ETF                                          3
   Guggenheim Insider Sentiment ETF                                        10
   Guggenheim Mid-Cap Core ETF                                             16
   Guggenheim Multi-Asset Income ETF                                       22
   Guggenheim Ocean Tomo Growth Index ETF                                  30
   Guggenheim Ocean Tomo Patent ETF                                        37
   Guggenheim Raymond James SB-1 Equity ETF                                44
   Guggenheim Sector Rotation ETF                                          53
   Guggenheim Spin-Off ETF                                                 64
Additional Information About the Funds' Principal Investment
   Strategies and Principal Investment Risks                               71
Non-Principal Investment Strategies                                        78
Non-Principal Risk Considerations                                          79
Disclosure of Portfolio Holdings                                           79
Investment Management Services                                             80
Purchase and Redemption of Shares                                          82
How to Buy and Sell Shares                                                 83
Frequent Purchases And Redemptions                                         87
Fund Service Providers                                                     88
Index Providers                                                            88
Disclaimers                                                                89
Federal Income Taxation                                                    91
Tax-Advantaged Product Structure                                           93
Other Information                                                          93
Financial Highlights                                                       93


2 |

Summary Information

Guggenheim Defensive Equity ETF (DEF)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Defensive Equity Index (the "Defensive Equity Index" or "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares of the Fund in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.


ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment).
-------------------------------------------------------------------------------
Management fees                                                          0.50%
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1)                                   --%
-------------------------------------------------------------------------------
Other expenses                                                           0.92%
-------------------------------------------------------------------------------
Total annual Fund operating expenses                                     1.42%
-------------------------------------------------------------------------------
Expense reimbursements(2)                                                0.77%
-------------------------------------------------------------------------------
Total annual Fund operating expenses after expense reimbursements        0.65%
-------------------------------------------------------------------------------


(1) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.


(2) The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until December 31, 2013, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap. To the extent the Fund incurs expenses that are excluded from the Expense Cap, the Fund's expense ratio will increase.

Example


The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes

                                                                  PROSPECTUS | 3
that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


ONE YEAR           THREE YEARS         FIVE YEARS         TEN YEARS
---------------------------------------------------------------------
$66                $262                $652               $1,748
---------------------------------------------------------------------


Portfolio Turnover


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended August 31, 2010, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.


Principal Investment Strategies


The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the Defensive Equity Index (Index Ticker: SBRDE). The Index is comprised of approximately 100 securities selected, based on investment and other criteria, from a broad universe of U.S.-traded securities, including master limited partnerships ("MLPs"), and American depositary receipts ("ADRs"). The depositary receipts included in the Index may be sponsored or unsponsored. The universe of potential Index constituents includes approximately 1,000 listed companies, generally with market capitalizations in excess of $1 billion. The Index methodology is published at www.sabrient.com. The Fund will invest at least 90% of its total assets in common stock, ADRs and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security's corresponding depositary receipt is traded.


The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in

4 |
proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Prior to September 24, 2010, the Fund's name was the "Claymore/Sabrient Defensive Equity Index ETF."

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. Equity risk is the risk that the value of the equity securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.


Foreign Investment Risk. The Fund's investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material


                                                                  PROSPECTUS | 5
information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.


Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Utilities Sector Risk. The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

6 |

Concentration Risk. If the Index concentrates in an industry or group of industries the Fund's investments will be concentrated accordingly. In such event, the value of the Fund's Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.


Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.


THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND HAS NOT BEEN GUARANTEED, SPONSORED, RECOMMENDED, OR APPROVED BY THE UNITED STATES, OR ANY AGENCY, INSTRUMENTALITY OR OFFICER OF THE UNITED STATES, HAS NOT BEEN INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) AND IS NOT GUARANTEED BY AND IS NOT OTHERWISE AN OBLIGATION OF ANY BANK OR INSURED DEPOSITORY INSTITUTION.


Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

CALENDAR YEAR TOTAL RETURN AS OF 12/31
------------------------------------------------------------------------------
2007                                                                     4.66%

2008                                                                   -30.30%

2009                                                                    22.29%


The Fund commenced operations on December 15, 2006. The Fund's year-to-date total return on NAV was 11.42% as of September 30, 2010.


                                                                  PROSPECTUS | 7

During the periods shown in the above chart, the Fund's highest and lowest calendar quarter returns were 14.45% and -20.10%, respectively, for the quarters ended June 30, 2009 and December 31,2008.


All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.


                                                                          SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                  INCEPTION
PERIOD ENDED DECEMBER 31, 2009                            1 YEAR     (12/15/06)
-------------------------------------------------------------------------------
Returns Before Taxes                                      22.29%         -3.66%
Returns After Taxes on Distributions                      21.16%         -4.44%
Returns After Taxes on Distributions and Sale of
   Fund Shares                                            14.49%         -3.54%
Sabrient Defensive Equity Index (reflects no
   deduction for fees, expenses or taxes)                 23.25%         -2.89%
Standard & Poor's 500(R) Index (reflects no deduction
   for fees, expenses or taxes)                           26.46%         -5.68%
-------------------------------------------------------------------------------


Management

INVESTMENT ADVISER. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC).

PORTFOLIO MANAGERS. The portfolio managers who are currently responsible for the day-to-day management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig, Managing Director, Portfolio Management and Supervision, has managed the Fund's portfolio since its inception, and Mr. Kanuri, Vice President, ETF Portfolio Management, has managed the Fund's portfolio since May 2010.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

8 |

Payments to Broker-Dealers and Other
Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


                                                                  PROSPECTUS | 9

Guggenheim Insider Sentiment ETF (NFO)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Insider Sentiment Index (the "Insider Sentiment Index" or "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.


ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment).
-------------------------------------------------------------------------------
Management fees                                                            0.50%
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1)                                     --%
-------------------------------------------------------------------------------
Other expenses                                                             0.33%
-------------------------------------------------------------------------------
Total annual Fund operating expenses                                       0.83%
-------------------------------------------------------------------------------
Expense reimbursements(2)                                                  0.18%
-------------------------------------------------------------------------------
Total annual Fund operating expenses after expense reimbursements          0.65%
-------------------------------------------------------------------------------


(1) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.


(2) The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until December 31, 2013, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap. To the extent the Fund incurs expenses that are excluded from the Expense Cap, the Fund's expense ratio will increase.

Example


The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses

10 |
remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


ONE YEAR           THREE YEARS         FIVE YEARS         TEN YEARS
---------------------------------------------------------------------
$66                $262                $516               $1,243
---------------------------------------------------------------------


Portfolio Turnover


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended August 31, 2010, the Fund's portfolio turnover rate was 65% of the average value of its portfolio.


Principal Investment Strategies


The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the Insider Sentiment Index (Index Ticker: SBRIN). The Index is comprised of approximately 100 securities selected, based on investment and other criteria, from a broad universe of U.S.-traded securities, including master limited partnerships ("MLPs"), and American depositary receipts ("ADRs"). The depositary receipts included in the Index may be sponsored or unsponsored. The universe of companies eligible for inclusion in the Index includes approximately 6,000 listed companies without limitations on market capitalization. The Index methodology is published at www.sabrient.com. The Fund will invest at least 90% of its total assets in common stocks, ADRs and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security's corresponding depositary receipt is traded.


The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of

                                                                 PROSPECTUS | 11
the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Prior to September 24, 2010, the Fund's name was the "Claymore/Sabrient Insider ETF."

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. Equity risk is the risk that the value of the equity securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.


Foreign Investment Risk. The Fund's investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.


12 |

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.


Concentration Risk. If the Index concentrates in an industry or group of industries the Fund's investments will be concentrated accordingly. In such event, the value of the Fund's Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.


Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Insider Sentiment Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.


THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND HAS NOT BEEN GUARANTEED, SPONSORED, RECOMMENDED, OR APPROVED BY THE UNITED STATES, OR ANY AGENCY, INSTRUMENTALITY OR OFFICER OF THE UNITED STATES, HAS NOT BEEN INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) AND IS NOT GUARANTEED BY AND IS NOT OTHERWISE AN OBLIGATION OF ANY BANK OR INSURED DEPOSITORY INSTITUTION.


                                                                 PROSPECTUS | 13

Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

CALENDAR YEAR TOTAL RETURN AS OF 12/31
------------------------------------------------------------------------------
2007                                                                     8.82%

2008                                                                   -37.31%

2009                                                                    47.74%


The Fund commenced operations on September 21, 2006. The Fund's year-to-date total return was 10.26% as of September 30, 2010.

During the periods shown in the chart above, the Fund's highest and lowest calendar quarter returns were 33.40% and -23.35%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.


All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.


                                                                          SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                  INCEPTION
PERIOD ENDED DECEMBER 31, 2009                             1 YEAR       4/21/06
-------------------------------------------------------------------------------
Returns Before Taxes                                       47.74%         2.61%
Returns After Taxes on Distributions                       47.20%         2.03%
Returns After Taxes on Distributions and Sale of
  Fund Shares                                              31.03%         1.83%
Sabrient Insider Sentiment Index (reflects no
  deduction for fees, expenses or taxes)                   48.89%         3.29%
Standard & Poor's 500(R) Index (reflects no deduction
  for fees, expenses or taxes)                             26.46%        -3.02%
-------------------------------------------------------------------------------


Management

INVESTMENT ADVISER. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC).

14 |

PORTFOLIO MANAGERS. The portfolio managers who are currently responsible for the day-to-day management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig, Managing Director, Portfolio Management and Supervision, has managed the Fund's portfolio since its inception, and Mr. Kanuri, Vice President, ETF Portfolio Management, has managed the Fund's portfolio since May 2010.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.


Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


                                                                 PROSPECTUS | 15

Guggenheim Mid-Cap Core ETF (CZA)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an index called the Zacks Mid-Cap Core Index (the "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.


ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment).
-------------------------------------------------------------------------------
Management fees                                                            0.50%
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1)                                     --%
-------------------------------------------------------------------------------
Other expenses                                                             2.84%
-------------------------------------------------------------------------------
Total annual Fund operating expenses                                       3.34%
-------------------------------------------------------------------------------
Expense reimbursements(2)                                                  2.69%
-------------------------------------------------------------------------------
Total annual Fund operating expenses after expense reimbursements          0.65%
-------------------------------------------------------------------------------


(1) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.


(2) The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until December 31, 2013, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap. To the extent the Fund incurs expenses that are excluded from the Expense Cap, the Fund's expense ratio will increase.

Example


The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses

16 |
remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


ONE YEAR           THREE YEARS         FIVE YEARS         TEN YEARS
--------------------------------------------------------------------
$66                $262                $1,085             $3,248
--------------------------------------------------------------------

Portfolio Turnover


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended August 31, 2010, the Fund's portfolio turnover rate was 74% of the average value of its portfolio.


Principal Investment Strategies


The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the Zacks Mid-Cap Core Index (Index Ticker: ZAXMC). The Index is comprised of 100 securities selected, based on investment and other criteria, from a universe of mid-capitalization securities including master limited partnerships ("MLPs") and American depositary receipts ("ADRs"). The depositary receipts included in the Index may be sponsored or unsponsored. Currently, the mid-capitalization universe ranges from approximately $1 billion in market capitalization to $10 billion in market capitalization as defined by Zacks Investment Research, Inc. ("Zacks" or the "Index Provider").The securities in the universe are selected using a proprietary strategy developed by Zacks. The Index methodology is published at www.zacks.com. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.



The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security's corresponding depositary receipt is traded.


The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings.

                                                                 PROSPECTUS | 17

In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index.

The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Prior to September 24, 2010, the Fund's name was the "Claymore/Zacks Mid-Cap Core ETF."

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. Equity risk is the risk that the value of the equity securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to

18 |
pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.


Medium-sized Company Risk. Investing in securities of medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities in connection with the quarterly rebalancing of the Index, and therefore the Fund's investments. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.


Concentration Risk. If the Index concentrates in an industry or group of industries the Fund's investments will be concentrated accordingly. In such event, the value of the Fund's Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.


Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

                                                                 PROSPECTUS | 19

THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND HAS NOT BEEN GUARANTEED, SPONSORED, RECOMMENDED, OR APPROVED BY THE UNITED STATES, OR ANY AGENCY, INSTRUMENTALITY OR OFFICER OF THE UNITED STATES, HAS NOT BEEN INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) AND IS NOT GUARANTEED BY AND IS NOT OTHERWISE AN OBLIGATION OF ANY BANK OR INSURED DEPOSITORY INSTITUTION.


Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

CALENDAR YEAR TOTAL RETURN AS OF 12/31
------------------------------------------------------------------------------
2008                                                                   -36.17%

2009                                                                    44.01%


The Fund commenced operations on April 2, 2007. The Fund's year-to-date total return was 12.46% as of September 30, 2010.

During the periods shown in the chart above, the Fund's highest and lowest calendar quarter returns were 21.08% and -20.31%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.


20 |

                                                                          SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                  INCEPTION
PERIOD ENDED DECEMBER 31, 2009                       1 YEAR              4/2/07
-------------------------------------------------------------------------------
Returns Before Taxes                                  44.01%             -1.93%
Returns After Taxes on Distributions                  43.97%             -2.11%
Returns After Taxes on Distributions and Sale of
   Fund Shares                                        28.61%             -1.75%
Zacks Mid-Cap Core Index (reflects no deduction for
   fees, expenses or taxes)                           47.35%             -0.67%
Standard & Poor's 500(R) Index (reflects no deduction
   for fees, expenses or taxes)                       26.46%             -6.34%
-------------------------------------------------------------------------------


Management

INVESTMENT ADVISER. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC).

PORTFOLIO MANAGERS. The portfolio managers who are currently responsible for the day-to-day management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig, Managing Director, Portfolio Management and Supervision, has managed the Fund's portfolio since its inception, and Mr. Kanuri, Vice President, ETF Portfolio Management, has managed the Fund's portfolio since May 2010.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.


Payments to Broker-Dealers and Other
Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                 PROSPECTUS | 21

Guggenheim Multi-Asset Income
Index ETF (CVY)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Zacks Multi-Asset Income Index (the "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.


ANNUAL FUND OPERATING EXPENSES (expenses that you pay as a percentage of the value of your investment).
-------------------------------------------------------------------------------
Management fees                                                           0.50%
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1)                                    --%
-------------------------------------------------------------------------------
Acquired fund fees and expenses(2)                                        0.19%
-------------------------------------------------------------------------------
Other expenses                                                            0.29%
-------------------------------------------------------------------------------
Total annual Fund operating expenses                                      0.98%
-------------------------------------------------------------------------------
Expense reimbursements(3)                                                 0.14%
-------------------------------------------------------------------------------
Total annual Fund operating expenses after expense reimbursements         0.84%
-------------------------------------------------------------------------------


(1) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.

(2) Acquired fund fees and expenses refer to the Fund's pro rata portion of the management fees and operating expenses of the closed-end funds in which the Fund invests. Since acquired fund fees and expenses are not directly borne by the Fund, they are not reflected in the Fund's financial statements with the result that the information presented in the table will differ from that presented in the Fund's financial highlights.


(3) The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until December 31, 2013, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap. To the extent the Fund incurs expenses that are excluded from the Expense Cap, the Fund's expense ratio will increase.

Example


The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

22 |

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


ONE YEAR           THREE YEARS         FIVE YEARS         TEN YEARS
---------------------------------------------------------------------
$86                $322                $609               $1,427
---------------------------------------------------------------------


Portfolio Turnover


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended August 31, 2010, the Fund's portfolio turnover rate was 97% of the average value of its portfolio.


Principal Investment Strategies


The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the Zacks Multi-Asset Income Index (Index Ticker: ZAXYH). The Zacks Multi-Asset Income Index is comprised of approximately 125 to 150 securities selected, based on investment and other criteria, from a universe of domestic and international companies. The securities comprising the Index include stocks of small and medium-sized companies. The universe of securities within the Index includes U.S. listed common stocks and American depositary receipts ("ADRs") paying dividends, real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), closed-end funds, Canadian royalty trusts and traditional preferred stocks. The depositary receipts included in the Index may be sponsored or unsponsored. The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. ("Zacks" or the "Index Provider"). The Index methodology is published at www.zacks.com. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security's corresponding depositary receipt is traded.


                                                                 PROSPECTUS | 23

The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.


The Fund uses a sampling approach in seeking to achieve its objective. Sampling means that the Investment Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization and other financial characteristics of securities. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. However, the Fund may use replication to achieve its objective if practicable. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components, in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.


Prior to September 24, 2010, the Fund's name was the "Claymore/Zacks Multi-Asset Income Index ETF."

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. Equity risk is the risk that the value of the equity securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Preferred Stock Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, (i) preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without

24 |
any adverse consequences to the issuer; (ii) preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board; in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.


Foreign Investment Risk. The Fund's investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.


REIT Risk. Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. In addition, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that are paid their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

                                                                 PROSPECTUS | 25

Risks of Investing In other Investment Companies. Investments in securities of other investment companies involve risks, including, among others, the fact that shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies' portfolio securities or net asset values. The Fund must continue, at the same time, to pay its own management fees and expenses with respect to all of its investments, including shares of other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks.

Financial Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government's placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but such interventions have often not averted a substantial decline in the value of such companies' common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Below-Investment Grade Securities Risk. The Fund may invest in certain preferred stocks that are rated below investment grade. Preferred stocks that are not investment grade are high yield, high risk securities. These securities offer a higher yield than other, higher rated

26 |
securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. Preferred stocks rated below investment grade may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled dividend payments. Changes in the value of preferred stocks rated below investment grade are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade preferred stocks.

Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities in connection with the quarterly rebalancing of the Index, and therefore the Fund's investments. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.


The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. Because the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Concentration Risk. If the Index concentrates in an industry or group of industries the Fund's investments will be concentrated accordingly. In such event, the value of the Fund's Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.


Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.


THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND HAS NOT BEEN GUARANTEED, SPONSORED, RECOMMENDED, OR APPROVED BY THE UNITED STATES, OR ANY AGENCY, INSTRUMENTALITY OR OFFICER OF THE UNITED STATES, HAS NOT BEEN INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) AND IS NOT GUARANTEED BY AND IS NOT OTHERWISE AN OBLIGATION OF ANY BANK OR INSURED DEPOSITORY INSTITUTION.


                                                                 PROSPECTUS | 27

Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

CALENDAR YEAR TOTAL RETURN AS OF 12/31
-------------------------------------------------------------------------------
2007                                                                     -7.09%

2008                                                                    -40.98%

2009                                                                     50.63%


The Fund commenced operations on September 21, 2006. The Fund's year-to-date total return was 11.1% as of September 30, 2010.

During the periods shown in the chart above, the Fund's highest and lowest calendar quarter returns were 37.17% and -29.92%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.


All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.


                                                                          SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                  INCEPTION
PERIOD ENDED DECEMBER 31, 2009                                1 YEAR    9/21/06
-------------------------------------------------------------------------------
Returns Before Taxes                                          50.63%     -3.59%
Returns After Taxes on Distributions                          47.15%     -5.40%
Returns After Taxes on Distributions and Sale of
   Fund Shares                                                32.39%     -3.92%
Zacks Multi-Asset Income Index (reflects no
   deduction for fees, expenses or taxes)                     53.13%     -2.46%
Standard & Poor's 500(R) Index (reflects no deduction
   for fees, expenses or taxes)                               26.46%     -3.02%
-------------------------------------------------------------------------------


Management

INVESTMENT ADVISER. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC).

28 |

PORTFOLIO MANAGERS. The portfolio managers who are currently responsible for the day-to-day management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig, Managing Director, Portfolio Management and Supervision, has managed the Fund's portfolio since its inception, and Mr. Kanuri, Vice President, ETF Portfolio Management, has managed the Fund's portfolio since May 2010.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other
Financial Intermediaries


If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


                                                                 PROSPECTUS | 29

Guggenheim Ocean Tomo Growth Index ETF (OTR)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Ocean Tomo 300(R) Patent Growth Index (the "Ocean Tomo Index" or "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.


ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment).
-------------------------------------------------------------------------------
Management fees                                                           0.50%
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1)                                    --%
-------------------------------------------------------------------------------
Other expenses                                                            2.53%
-------------------------------------------------------------------------------
Total annual Fund operating expenses                                      3.03%
-------------------------------------------------------------------------------
Expense reimbursements(2)                                                 2.38%
-------------------------------------------------------------------------------
Total annual Fund operating expenses after expense reimbursements         0.65%
-------------------------------------------------------------------------------


(1) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.


(2) The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until December 31, 2013, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap. To the extent the Fund incurs expenses that are excluded from the Expense Cap, the Fund's expense ratio will increase.

Example


The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses

30 |
remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


ONE YEAR           THREE YEARS         FIVE YEARS         TEN YEARS
--------------------------------------------------------------------
$66                $262                $1,017             $3,020
--------------------------------------------------------------------


Portfolio Turnover


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended August 31, 2010, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.


Principal Investment Strategies


The Fund, using a low cost "passive" or "indexing" investment approach, seeks to, before the Fund's fees and expenses, the performance of the Ocean Tomo Index (Index Ticker: OTPATG). The Index is comprised of approximately 60 securities selected, based on investment and other criteria, from a universe of U.S. listed companies. The universe of companies includes the 300 companies that comprise the Ocean Tomo 300(R) Patent Index without limit on market capitalization. The companies in the universe are selected using criteria as identified by Ocean Tomo, LLC ("Ocean Tomo" or the "Index Provider"). The Index methodology is published at www.oceantomo.com/productsandservices/investments/indexes. The Fund will invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The depositary receipts included in the Index may be sponsored or unsponsored. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security's corresponding depositary receipt is traded.


The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in

                                                                 PROSPECTUS | 31
proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Prior to September 24, 2010, the Fund's name was the "Claymore/Ocean Tomo Growth Index ETF."

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. Equity risk is the risk that the value of the equity securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Patent Risk. The companies in which the Fund invests can be significantly affected by patent considerations, including the termination of their patent protection for their products. Certain of such companies' industries may be characterized by the existence of a large number of patents and frequent claims and related litigation regarding patent rights. Certain such companies may depend on rapidly identifying and seeking patent protection for their discoveries. The process of obtaining patent protection is expensive and time consuming. Furthermore, there can be no assurance that the steps taken by such companies to protect their proprietary rights will be adequate to prevent misappropriation of their proprietary rights or that competitors will not independently develop products that are substantially equivalent or superior to such companies' products.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers,

32 |
including, among others, less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.


Computer/Technology Sector Risk. Competitive pressures may have a significant effect on the financial condition of companies in the computer/technology sector. Also, many of the products and services offered by computer and technology companies are subject to the risks of short product cycles and rapid obsolescence. Companies in the computer/technology sector also may be subject to competition from new market entrants. Such companies also may be subject to risks relating to research and development costs and the availability and price of components. As product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Other risks include those related to regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

Medical Sector Risk. Companies in the medical sector may be susceptible to government regulation and reimbursement rates. Such companies may also be heavily dependent on patent protection, with their profitability affected by the expiration of patents. Companies in the medical sector may also be subject to expenses and losses from extensive litigation based on product liability and similar claims, as well as competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The process for obtaining new product approval by the Food and Drug Administration is long and costly. Medical service providers may have difficulty obtaining staff to deliver service, and may be susceptible to product obsolescence. Such companies also may be characterized by thin capitalization and limited product lines, markets, financial resources or personnel.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.

                                                                 PROSPECTUS | 33

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.


Concentration Risk. If the Index concentrates in an industry or group of industries the Fund's investments will be concentrated accordingly. In such event, the value of the Fund's Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.


Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.


THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND HAS NOT BEEN GUARANTEED, SPONSORED, RECOMMENDED, OR APPROVED BY THE UNITED STATES, OR ANY AGENCY, INSTRUMENTALITY OR OFFICER OF THE UNITED STATES, HAS NOT BEEN INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) AND IS NOT GUARANTEED BY AND IS NOT OTHERWISE AN OBLIGATION OF ANY BANK OR INSURED DEPOSITORY INSTITUTION.


Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

CALENDAR YEAR TOTAL RETURN AS OF 12/31
-------------------------------------------------------------------------------
2008                                                                    -42.99%

2009                                                                     50.90%

34 |

The Fund commenced operations on April 2, 2007. The Fund's year-to-date total return was 6.68% as of September 30, 2010.

During the periods shown in the chart above, the Fund's highest and lowest calendar quarter returns were 20.66% and -27.03%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.


All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in taxdeferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.


                                                                          SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                  INCEPTION
PERIOD ENDED DECEMBER 31, 2009                                1 YEAR     4/2/07
-------------------------------------------------------------------------------
Returns Before Taxes                                          50.90%     -0.93%
Returns After Taxes on Distributions                          50.60%     -1.13%
Returns After Taxes on Distributions and Sale
   of Fund Shares                                             33.09%     -0.91%
Ocean Tomo Patent Growth Index (reflects no deduction
   for fees, expenses or taxes)                               51.83%      0.21%
Standard & Poor's 500(R) Index (reflects no deduction
   for fees, expenses or taxes)                               26.46%     -6.34%
-------------------------------------------------------------------------------


Management

INVESTMENT ADVISER. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC).

PORTFOLIO MANAGERS. The portfolio managers who are currently responsible for the day-to-day management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig, Managing Director, Portfolio Management and Supervision, has managed the Fund's portfolio since its inception, and Mr. Kanuri, Vice President, ETF Portfolio Management, has managed the Fund's portfolio since May 2010.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

                                                                 PROSPECTUS | 35

Payments to Broker-Dealers and Other
Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


36 |

Guggenheim Ocean Tomo
Patent ETF (OTP)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Ocean Tomo 300(R) Patent Index (the "OT300 Index" or "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.


ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment).
-------------------------------------------------------------------------------
Management fees                                                           0.50%
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1)                                    --%
-------------------------------------------------------------------------------
Other expenses                                                            1.11%
-------------------------------------------------------------------------------
Total annual Fund operating expenses                                      1.61%
-------------------------------------------------------------------------------
Expense reimbursements(2)                                                 0.96%
-------------------------------------------------------------------------------
Total annual Fund operating expenses after expense reimbursements         0.65%
-------------------------------------------------------------------------------


(1) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.


(2) The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until December 31, 2013, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap. To the extent the Fund incurs expenses that are excluded from the Expense Cap, the Fund's expense ratio will increase.


Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses

                                                                 PROSPECTUS | 37
remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


ONE YEAR           THREE YEARS         FIVE YEARS         TEN YEARS
--------------------------------------------------------------------
$66                $262                $696               $1,906
--------------------------------------------------------------------


Portfolio Turnover


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended August 31, 2010, the Fund's portfolio turnover rate was 14% of the average value of its portfolio


Principal Investment Strategies


The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the OT 300 Index (Index Ticker: OTPAT). The Index is comprised of approximately 300 securities selected, based on patent valuation and other criteria, from a broad universe of U.S.-traded stocks. The universe of companies includes approximately the 1,000 most-liquid listed companies without limitations on market capitalization. The Index methodology is published at www.oceantomo.com/productsandservices/investments/indexes. The Fund will invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The depositary receipts included in the Index may be sponsored or unsponsored. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security's corresponding depositary receipt is traded.


The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of

38 |
the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Prior to September 24, 2010, the Fund's name was the "Claymore/Ocean Tomo Patent ETF."

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. Equity risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Patent Risk. The companies in which the Fund invests can be significantly affected by patent considerations, including the termination of their patent protection for their products. Certain of such companies' industries may be characterized by the existence of a large number of patents and frequent claims and related litigation regarding patent rights. Certain of such companies may depend on rapidly identifying and seeking patent protection for their discoveries. The process of obtaining patent protection is expensive and time consuming. Furthermore, there can be no assurance that the steps taken by such companies to protect their proprietary rights will be adequate to prevent misappropriation of their proprietary rights or that competitors will not independently develop products that are substantially equivalent or superior to such companies' products.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social

                                                                 PROSPECTUS | 39
developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.


Medical Sector Risk. Companies in the medical sector may be susceptible to government regulation and reimbursement rates. Such companies may also be heavily dependent on patent protection, with their profitability affected by the expiration of patents. Companies in the medical sector may also be subject to expenses and losses from extensive litigation based on product liability and similar claims, as well as competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The process for obtaining new product approval by the Food and Drug Administration is long and costly. Medical service providers may have difficulty obtaining staff to deliver service, and may be susceptible to product obsolescence. Such companies also may be characterized by thin capitalization and limited product lines, markets, financial resources or personnel.

Computer/Technology Sector Risk. Competitive pressures may have a significant effect on the financial condition of companies in the computer/technology sector. Also, many of the products and services offered by computer and technology companies are subject to the risks of short product cycles and rapid obsolescence. Companies in the computer/technology sector also may be subject to competition from new market entrants. Such companies also may be subject to risks relating to research and development costs and the availability and price of components. As product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Other risks include those related to regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund

40 |
utilizes a sampling approach, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.


Concentration Risk. If the Index concentrates in an industry or group of industries the Fund's investments will be concentrated accordingly. In such event, the value of the Fund's Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.


Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.


THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND HAS NOT BEEN GUARANTEED, SPONSORED, RECOMMENDED, OR APPROVED BY THE UNITED STATES, OR ANY AGENCY, INSTRUMENTALITY OR OFFICER OF THE UNITED STATES, HAS NOT BEEN INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) AND IS NOT GUARANTEED BY AND IS NOT OTHERWISE AN OBLIGATION OF ANY BANK OR INSURED DEPOSITORY INSTITUTION.


Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

CALENDAR YEAR TOTAL RETURN AS OF 12/31
-------------------------------------------------------------------------------
2007                                                                     14.83%

2008                                                                    -35.50%

2009                                                                     29.07%


The Fund commenced operations on December 15, 2006. The Fund's year-to-date total return on NAV for was 2.40% as of September 30, 2010.


                                                                 PROSPECTUS | 41

During the periods shown in the chart above, the Fund's highest and lowest calendar quarter returns were 15.52% and -20.91%, respectively, for the quarters ended September 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.


                                                                          SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                  INCEPTION
PERIOD ENDED DECEMBER 31, 2009                              1 YEAR   (12/15/06)
-------------------------------------------------------------------------------
Returns Before Taxes                                        29.07%       -1.53%
Returns After Taxes on Distributions                        28.74%       -2.12%
Returns After Taxes on Distributions and Sale of
   Fund Shares                                              18.90%       -1.64%
Ocean Tomo 300(R) Patent Index (reflects no deduction
   for fees, expenses or taxes)                             30.02%       -0.73%
Standard & Poor's 500(R) Index (reflects no deduction
   for fees, expenses or taxes)                             26.46%       -5.68%
-------------------------------------------------------------------------------


Management

INVESTMENT ADVISER. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC).

PORTFOLIO MANAGERS. The portfolio managers who are currently responsible for the day-to-day management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig, Managing Director, Portfolio Management and Supervision, has managed the Fund's portfolio since its inception, and Mr. Kanuri, Vice President, ETF Portfolio Management, has managed the Fund's portfolio since May 2010.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

42 |

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.


Payments to Broker-Dealers and Other
Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


                                                                 PROSPECTUS | 43

Guggenheim Raymond James SB-1 Equity ETF (RYJ)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Raymond James SB-1 Equity Index (the "SB-1 Equity Index" or the "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.


ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment).
-------------------------------------------------------------------------------
Management Fees (comprehensive management fee)                            0.75%
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1)                                    --%
-------------------------------------------------------------------------------
Other expenses                                                            0.00%
-------------------------------------------------------------------------------
Total annual Fund operating expenses                                      0.75%
-------------------------------------------------------------------------------


(1). The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.


Example


The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


ONE YEAR           THREE YEARS         FIVE YEARS         TEN YEARS
--------------------------------------------------------------------
$77                $294                $528               $1,202
--------------------------------------------------------------------


44 |

Portfolio Turnover


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended August 31, 2010, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.


Principal Investment Strategies


The Fund, using a "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the SB-1 Equity Index (Index Ticker: RJSBI). The SB-1 Equity Index is composed of all equity securities rated Strong Buy 1 ("SB-1") by Raymond James & Associates, Inc. ("Raymond James & Associates"), an affiliate of Raymond James Research Services, LLC ("Raymond James" or the "Index Provider"), as of each rebalance and reconstitution date. Index constituents include equity securities of all market capitalizations, as defined by the Index Provider, that trade on a U.S. securities exchange, including common stocks, American depositary receipts ("ADRs"), real-estate investment trusts ("REITs") and master limited partnerships ("MLPs"). The depositary receipts included in the Index may be sponsored or unsponsored. The number of securities in the Index may vary depending on the number of equity securities rated SB-1 by Raymond James & Associates. The Index generally consists of between 100 and 200 securities and, as of November 30, 2010, the market capitalization range of Index constituents was $83 million to $194 billion. The Index methodology is published at www.raymondjames.com. Under normal conditions, the Fund will invest at least 80% of its assets in equity securities. The Fund will invest at least 80% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security's corresponding depositary receipt is traded.


The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the total return of the Index less any expenses or distributions. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of

                                                                 PROSPECTUS | 45
the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Prior to September 24, 2010, the Fund's name was the "Claymore/Raymond James SB-1 Equity ETF."

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. Equity risk is the risk that the value of the equity securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.


Foreign Investment Risk. The Fund's investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.


46 |

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Micro-Cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.


Concentration Risk. At any given time, the Fund may invest a substantial portion of its assets in the securities of issuers in any single sector of the economy and may invest up to 25% of its total assets in securities of issuers in one particular industry, and may invest more than 25% of its total assets in securities of issuers in one particular industry in the event that the composition of the issuers of securities rated SB-1 on a rebalancing day results in such an industry concentration in the Index. If the Fund's investments are focused in a specific industry or sector, the Fund will be subject to more risks, including those risks associated with investment in such industry or sector, than if it were broadly diversified over numerous industries and sectors of the economy.


REIT Risk. Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. In addition, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In

                                                                 PROSPECTUS | 47
addition, like mutual funds, REITs have expenses, including advisory and administration fees, that are paid their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law.
The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

Risks Relating To Raymond James & Associates Equity Securities Ratings. The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James & Associates analysts. Changes in the ratings methodologies or in the scope of equity research by Raymond James & Associates may have an adverse effect on the ability of the Fund to pursue its investment strategy.


o There are currently four rating categories used by Raymond James & Associates analysts, with SB-1 being the highest rating. There is no assurance that Raymond James & Associates will continue to use a rating system substantially similar to that currently used by it, or that its highest rating of equity securities will continue to be referenced as "Strong Buy 1."


o There are no assurances that Raymond James & Associates will continue to provide equity research to the degree currently provided by it, or that it will continue to provide research services at all. Raymond James & Associates may decrease (i) the number of equity analysts that it employs;
      (ii) the number of covered industries, or (iii) the number of covered issuers within an industry.

o In the event that an analyst leaves Raymond James & Associates, all securities covered by that analyst are placed "under review." Any such securities included in the Index would be removed during the next rebalancing period, despite the fact that expectations regarding such security's performance may be unchanged. Following such review, another Raymond James & Associates analyst could subsequently rate such security SB-1; in which event such security would be included in the Index during the next rebalancing period, which would increase portfolio turnover.

o Raymond James & Associates may have published, and in the future may publish, research reports on one or more of the issuers of equity securities rated SB-1. This research is modified from time to time without notice and may express opinions or provide recommendations that are inconsistent with purchasing or holding such equity securities, notwithstanding the maintenance by Raymond James & Associates of an SB-1 rating on such securities.

o Activities by Raymond James & Associates in other areas of its business, such as underwriting and advisory engagements, may prevent the equity analysts from publishing or updating research on the companies that are the subject of such engagements. Management, legal or compliance personnel of Raymond James & Associates may determine to suspend or restrict research coverage on certain

48 |
      companies from time to time or at any time. The Fund would continue to hold securities that are and continue to be rated SB-1 during the period of such research restrictions, notwithstanding that such securities could be downgraded upon the termination of such restrictions and the publication of current research reports.

o Federal and state securities laws and rules and regulations of the SEC and of other regulatory agencies may prevent an analyst from timely communicating to investors a change in sentiment pertaining to a covered security.



Computer/Technology Sector Risk. Competitive pressures may have a significant effect on the financial condition of companies in the computer/technology sector. Also, many of the products and services offered by computer and technology companies are subject to the risks of short product cycles and rapid obsolescence. Companies in the computer/technology sector also may be subject to competition from new market entrants. Such companies also may be subject to risks relating to research and development costs and the availability and price of components. As product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Other risks include those related to regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities in connection with the rebalancing of the Index, and therefore the Fund's investments, every two weeks. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.


Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary twice per calendar month, the Fund's costs associated with rebalancing may be greater than those incurred by other exchange-traded funds that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.


Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.


                                                                 PROSPECTUS | 49

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.


THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND HAS NOT BEEN GUARANTEED, SPONSORED, RECOMMENDED, OR APPROVED BY THE UNITED STATES, OR ANY AGENCY, INSTRUMENTALITY OR OFFICER OF THE UNITED STATES, HAS NOT BEEN INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) AND IS NOT GUARANTEED BY AND IS NOT OTHERWISE AN OBLIGATION OF ANY BANK OR INSURED DEPOSITORY INSTITUTION.


Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

On September 3, 2008, the Fund acquired the assets and adopted the financial and performance history of the Claymore/Raymond James SB-1 Equity Fund (the "Predecessor Fund"). Therefore, the returns provided below also include those of the Predecessor Fund. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor Fund. The performance information provided for the Fund for the period prior to September 3, 2008, is based upon the NAV performance history (not market price) of the Predecessor Fund and reflects the operating expenses of the Predecessor Fund.

CALENDAR YEAR TOTAL RETURN AS OF 12/31
------------------------------------------------------------------------------
2007                                                                     6.29%

2008                                                                   -45.46%

2009                                                                    55.53%


The Predecessor Fund commenced operations on May 19, 2006. The Fund's year-to-date total return was 9.12% as of September 30, 2010.


50 |

During the periods shown in the chart, the Fund's highest and lowest calendar quarter returns were 25.61% and -29.22%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.


All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in taxdeferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.


                                                                          SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                  INCEPTION
PERIOD ENDED DECEMBER 31, 2009                           1 YEAR         5/19/06
-------------------------------------------------------------------------------
Returns Before Taxes                                     55.53%          -1.40%
Returns After Taxes on Distribution                      55.53%          -2.31%
Returns After Taxes on Distributions and Sale of
   Fund Shares                                           36.10%          -1.66%
Raymond James SB-1 Equity Index (reflects no
   deduction for fees, expenses or taxes)                56.02%          -0.16%
S&P 400 MidCap Index (reflects no deduction for
   fees, expenses or taxes)                              37.38%           0.19%
-------------------------------------------------------------------------------


Management

INVESTMENT ADVISER. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC).

PORTFOLIO MANAGERS. The portfolio managers who are currently responsible for the day-to-day management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig, Managing Director, Portfolio Management and Supervision, has managed the Fund's portfolio since its inception, and Mr. Kanuri, Vice President, ETF Portfolio Management, has managed the Fund's portfolio since May 2010.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

                                                                 PROSPECTUS | 51

Payments to Broker-Dealers and Other
Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


52 |

Guggenheim Sector Rotation ETF (XRO)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Zacks Sector Rotation Index (the "Zacks Sector Rotation Index" or "Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.


ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment).
-------------------------------------------------------------------------------
Management fees                                                           0.50%
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1)                                    --%
-------------------------------------------------------------------------------
Other expenses                                                            0.67%
-------------------------------------------------------------------------------
Total annual Fund operating expenses                                      1.17%
-------------------------------------------------------------------------------
Expense reimbursements(2)                                                 0.52%
-------------------------------------------------------------------------------
Total annual Fund operating expenses
   after expense reimbursements                                           0.65%
-------------------------------------------------------------------------------


(1) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.


(2) The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until December 31, 2013, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap. To the extent the Fund incurs expenses that are excluded from the Expense Cap, the Fund's expense ratio will increase.


Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses

                                                                 PROSPECTUS | 53
remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


ONE YEAR           THREE YEARS         FIVE YEARS         TEN YEARS
---------------------------------------------------------------------
$66                $262                $595               $1,537
---------------------------------------------------------------------


Portfolio Turnover


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended August 31, 2010, the Fund's portfolio turnover rate was 83% of the average value of its portfolio.


Principal Investment Strategies


The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the Zacks Sector Rotation Index (Index Ticker: ZAXSR). The Zacks Sector Rotation Index is comprised of approximately 100 securities selected, based on investment and other criteria, from a universe of the 1,000 largest listed equity companies based on market capitalization. The universe of potential Index constituents includes all U.S. stocks, American depositary receipts ("ADRs") and master limited partnerships ("MLPs") listed on domestic exchanges. The depositary receipts included in the Index may be sponsored or unsponsored. The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. ("Zacks" or the "Index Provider"). The securities included in the Index currently have market capitalizations in excess of $577 million. The Index methodology is published at www.zacks.com. The Fund will invest at least 90% of its total assets in common stocks, ADRs and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security's corresponding depositary receipt is traded.


The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be

54 |
possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Prior to September 24, 2010, the Fund's name was the "Claymore/Zacks Sector Rotation ETF."

Principal Investment Risks
Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. Equity risk is the risk that the value of the equity securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to

                                                                 PROSPECTUS | 55
pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.


Medium-Sized Company Risk. Investing in securities of medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Sector Concentration Risk. A significant percentage of the Zacks Sector Rotation Index may be comprised of issuers in a single industry or sector of the economy. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. In that connection, the Fund may at any time be subject to some or all of the following risks relating to the sectors which constitute the Zacks Sector Rotation Index:

      Consumer Staples Sector Risk. Companies in this sector are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food and soft drink may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

      Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competitive and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

      Retail/Wholesale Sector Risk. The retail and wholesale industries may be affected by the performance of the domestic and international economy, interest rates, competition and consumer confidence. The success of companies in the retail industry depends heavily on disposable household income and consumer spending, and changes in demographics and consumer preferences can affect the success of retail products. The success of retail products may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand. In addition, the retail and wholesale industries are subject to severe competition.

      Medical Sector Risk. Companies in the medical sector may be susceptible to government regulation and reimbursement rates. Such companies may also be heavily dependent on patent protection, with their profitability affected by the expiration of patents. Companies in the medical sector may also be subject to expenses and losses from extensive litigation based on product liability and similar claims, as well as competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The process for obtaining new product approval by the Food and Drug Administration is long and costly. Medical service providers may have difficulty obtaining staff to deliver service, and may be susceptible to product obsolescence. Such companies also may be characterized by thin capitalization and limited product lines, markets, financial resources or personnel.

56 |

      Auto/Tires/Trucks Sector Risk. The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. The industry can be significantly affected by labor relations and fluctuating component prices. While most of the major manufacturers are large, financially strong companies, many others are small and can be non-diversified in both product line and customer base.

      Basic Materials Sector Risk. Companies in the basic materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Companies in the basic materials sector are at risk for environmental damage and product liability claims. Companies in the basic materials sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.

      Industrial Products Sector Risk. The stock prices of companies in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the industrial sector. Companies in the industrial sector may be at risk for environmental damage and product liability claims.

      Construction Sector Risk. Companies in the construction sector can be significantly affected by changes in government spending on housing subsidies, public works, and transportation facilities such as highways and airports, as well as changes in interest rates, consumer confidence and spending, taxation, zoning laws, demographic patterns, housing starts, overbuilding, real estate values, and the level of new and existing home sales. Different segments of the construction sector can be significantly affected by natural disasters and environmental clean-up costs.

      Multi-Sector Conglomerates Sector Risk. Conglomerates are subject to the risk that one or more of their businesses may not be successful should management lose focus on, or give greater attention to, one or more of the conglomerate's other businesses. Additionally, should the markets in which any one of a conglomerate's business operates suffer a decline in profitability, such profit decline will have a negative financial impact on the conglomerate as a whole. Companies in the Multi-Sector Conglomerates sector may be subject to some or all of the risks applicable to any or all of the other sectors that constitute the Zacks Sector Rotation Index.

      Computer/Technology Sector Risk. Competitive pressures may have a significant effect on the financial condition of companies in the computer/technology sector. Also, many of the products and services offered by computer and technology companies are subject to the risks of short product cycles and rapid obsolescence. Companies in the computer/technology sector also may be subject to competition from new market entrants. Such companies also may be subject to risks relating to research and development costs and the availability and price of components. As product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Other risks include those related to regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and

                                                                 PROSPECTUS | 57
      international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

      Aerospace Sector Risk. The aerospace sector can be significantly affected by competition within the industry, domestic and foreign economies, government regulation, labor relations, and the price of fuel. Airline deregulation has substantially diminished the government's role in the air transport industry while promoting an increased level of competition. However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry. In addition, companies in the aerospace sector can be significantly affected by government aerospace regulation and spending policies because companies involved in the aerospace sector may rely to a large extent on U.S. (and other) Government demand for their products and services. There are significant inherent risks in contracting with the U.S. Government which could have a material adverse effect on the business, financial condition and results of operations of industry participants, including:

      - termination by the U.S. Government of any contract as a result of a default by industry participants could subject them to liability for the excess costs incurred by the U.S. Government in procuring undelivered items from another source;

      - termination by the U.S. Government of any contract for convenience would generally limit industry participants recovery to costs already incurred or committed and limit participants profit to work completed prior to termination;

      - modification of U.S. Government contracts due to lack of congressional funding or changes in such funding could subject certain contracts to termination or modification;

      - failure to comply, even inadvertently, with the extensive and complex U.S. Government laws and regulations applicable to certain U.S. Government contracts and the laws governing the export of controlled products and commodities could subject industry participants to contract termination, civil and criminal penalties and, under certain circumstances, suspension from future U.S. Government contracts and exporting of products for a specific period of time;

      - results of routine U.S. Government audits and review could, in certain circumstances, lead to adjustments to industry contract prices, which could be significant; and

      - successful bids for U.S. Government contracts or the profitability of such contracts, if awarded, cannot be guaranteed in the light of the competitive bidding atmosphere under which U.S. Government contracts are awarded.

      Furthermore, because companies involved in the aerospace sector may rely to a large extent on U.S. (and other) Government demand for their products and services, those companies could be adversely impacted by future reductions or changes in U.S. Government spending. U.S. Government spending in aerospace is not generally correlated with any economic cycle, but rather, on the cycle of general political support for this type of spending. However, there is no assurance that future levels of aerospace

58 |
      spending will increase or that levels of aerospace and defense spending will not decrease in the future.

      Oils/Energy Sector Risk. The profitability of companies in the oils/energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.

      Financial Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government's placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but such interventions have often not averted a substantial decline in the value of such companies' common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

      Utilities Sector Risk. The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and

                                                                 PROSPECTUS | 59
      dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.

      Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes.

      Transportation Sector Risk. Companies in the transportation sector can be significantly affected by changes in the economy, fuel prices, labor relations, and insurance costs. The trend in the United States has been to deregulate the transportation industry, which could have a favorable long-term effect, but future government decisions could adversely affect transportation companies.

      Business Services Sector Risk. Companies in the business services sector can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees. The success of companies that provide business-related services is, in part, subject to continued demand for business services as companies and other organizations seek alternative, cost-effective means to meet their economic goals.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities in connection with the quarterly rebalancing of the Zacks Sector Rotation Index, and therefore the Fund's investments. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.

60 |

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.


Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.


Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.


THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND HAS NOT BEEN GUARANTEED, SPONSORED, RECOMMENDED, OR APPROVED BY THE UNITED STATES, OR ANY AGENCY, INSTRUMENTALITY OR OFFICER OF THE UNITED STATES, HAS NOT BEEN INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) AND IS NOT GUARANTEED BY AND IS NOT OTHERWISE AN OBLIGATION OF ANY BANK OR INSURED DEPOSITORY INSTITUTION.


                                                                 PROSPECTUS | 61

Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

CALENDAR YEAR TOTAL RETURN AS OF 12/31
-------------------------------------------------------------------------------
2007                                                                     17.02%

2008                                                                    -49.45%

2009                                                                     30.27%


The Fund commenced operations on September 21, 2006. The Fund's year-to-date total return was 7.33% as of September 30, 2010.

During the periods shown in the above chart, the Fund's highest and lowest calendar quarter returns were 12.04% and -29.54%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.


All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.


                                                                           SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                   INCEPTION
PERIOD ENDED DECEMBER 31, 2009                               1 YEAR      9/21/06
--------------------------------------------------------------------------------
Returns Before Taxes                                         30.27%       -4.64%
Returns After Taxes on Distributions                         29.89%       -4.87%
Returns After Taxes on Distributions and Sale of
   Fund Shares                                               19.67%       -4.03%
Zacks Sector Rotation Index (reflects no deduction
   for fees, expenses or taxes)                              31.35%       -4.14%
Standard & Poor's 500(R) Index (reflects no deduction
   for fees, expenses or taxes)                              26.46%       -3.02%
--------------------------------------------------------------------------------


Management

INVESTMENT ADVISER. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC).

62 |

PORTFOLIO MANAGERS. The portfolio managers who are currently responsible for the day-to-day management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig, Managing Director, Portfolio Management and Supervision, has managed the Fund's portfolio since its inception, and Mr. Kanuri, Vice President, ETF Portfolio Management, has managed the Fund's portfolio since May 2010.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.


Payments to Broker-Dealers and Other
Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


                                                                 PROSPECTUS | 63

Guggenheim Spin-Off ETF (CSD)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Beacon Spin-off Index (the "Spin-off Index" or "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.


ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
--------------------------------------------------------------------------------
Management fees                                                            0.50%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1)                                     --%
--------------------------------------------------------------------------------
Other expenses                                                             1.07%
--------------------------------------------------------------------------------
Total annual Fund operating expenses                                       1.57%
--------------------------------------------------------------------------------
Expense reimbursements(2)                                                  0.92%
--------------------------------------------------------------------------------
Total annual Fund operating expenses after expense reimbursements          0.65%
--------------------------------------------------------------------------------


(1) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.


(2) The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until December 31, 2013, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap. To the extent the Fund incurs expenses that are excluded from the Expense Cap, the Fund's expense ratio will increase.


Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

64 |

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


ONE YEAR           THREE YEARS         FIVE YEARS         TEN YEARS
---------------------------------------------------------------------
$66                $262                $687               $1,873
---------------------------------------------------------------------


Portfolio Turnover


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended August 31, 2010, the Fund's portfolio turnover rate was 46% of the average value of its portfolio


Principal Investment Strategies


The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the Spin-off Index (Index Ticker: CLRSO). The Spin-off Index is comprised of approximately 40 securities selected, based on investment and other criteria, from a broad universe of U.S.-traded stocks, American depositary receipts ("ADRs") and master limited partnerships ("MLPs"). The depositary receipts included in the Index may be sponsored or unsponsored. The universe of companies eligible for inclusion in the Index includes companies that have been spun-off within the past 30 months (but not more recently than six months prior to the applicable rebalancing date), without limitations on market capitalization (including micro-cap securities), but which are primarily small- and mid-cap companies with capitalizations under $10.0 billion. Beacon Indexes LLC ("Beacon" or the "Index Provider") defines a spin-off company as any company resulting from either of the following events: a spin-off distribution of stock of a subsidiary company by its parent company to parent company shareholders or equity "carve-outs" or "partial initial public offerings" in which a parent company sells a percentage of the equity of a subsidiary to public shareholders. The Index methodology is published at www.beaconindexes.com. The Fund will invest at least 90% of its total assets in common stock, ADRs and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved


                                                                 PROSPECTUS | 65
due to the local market in which an underlying security is traded being open at different times than the market in which the security's corresponding depositary receipt is traded.


The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Prior to September 24, 2010, the Fund's name was the "Claymore/Beacon Spin-Off ETF."

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. Equity risk is the risk that the value of the equity securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social

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developments could undermine the value of the Fund's investments or prevent the
Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.


Computer/Technology Sector Risk. Competitive pressures may have a significant effect on the financial condition of companies in the computer/technology sector. Also, many of the products and services offered by computer and technology companies are subject to the risks of short product cycles and rapid obsolescence. Companies in the computer/technology sector also may be subject to competition from new market entrants. Such companies also may be subject to risks relating to research and development costs and the availability and price of components. As product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Other risks include those related to regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Micro-cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

                                                                 PROSPECTUS | 67

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Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, or otherwise holds investments other than those which comprise the Index, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.


Concentration Risk. If the Index concentrates in an industry or group of industries the Fund's investments will be concentrated accordingly. In such event, the value of the Fund's Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.


Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.


THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND HAS NOT BEEN GUARANTEED, SPONSORED, RECOMMENDED, OR APPROVED BY THE UNITED STATES, OR ANY AGENCY, INSTRUMENTALITY OR OFFICER OF THE UNITED STATES, HAS NOT BEEN INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) AND IS NOT GUARANTEED BY AND IS NOT OTHERWISE AN OBLIGATION OF ANY BANK OR INSURED DEPOSITORY INSTITUTION.


Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

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

CALENDAR YEAR TOTAL RETURN AS OF 12/31
------------------------------------------------------------------------------
2007                                                                     7.48%

2008                                                                   -55.07%

2009                                                                    64.31%


The Fund commenced operations on December 15, 2006. The Fund's year-to-date total return was 10.80% as of September 30, 2010.

During the periods shown in the above chart, the Fund's highest and lowest calendar quarter returns were 26.85% and -33.42%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.


All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.


                                                                           SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                   INCEPTION
PERIOD ENDED DECEMBER 31, 2009                           1 YEAR       (12/15/06)
--------------------------------------------------------------------------------
Returns Before Taxes                                     64.31%           -7.47%
Returns After Taxes on Distributions                     63.27%           -8.11%
Returns After Taxes on Distributions and Sale of
   Fund Shares                                           41.80%           -6.66%
Beacon Spin-off Index (reflects no deduction for
   fees, expenses or taxes)                              65.40%           -6.88%
Standard & Poor's 500(R) Index (reflects no deduction
   for fees, expenses or taxes)                          26.46%           -5.68%
--------------------------------------------------------------------------------


Management

INVESTMENT ADVISER. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC).

PORTFOLIO MANAGERS. The portfolio managers who are currently responsible for the day-to-day management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig, Managing Director, Portfolio Management and Supervision, has managed the Fund's portfolio since its inception, and Mr. Kanuri, Vice President, ETF Portfolio Management, has managed the Fund's portfolio since May 2010.

                                                                 PROSPECTUS | 69

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.


Payments to Broker-Dealers and Other
Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


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


Additional Information About the Funds'
Principal Investment Strategies and
Principal Investment Risks


Investment Objective

Each Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Index Methodology

DEFENSIVE EQUITY INDEX


The Index methodology is published at www.sabrient.com. The Index selection methodology is designed to identify companies with potentially superior risk/return profiles, as determined by Sabrient Systems LLC ("Sabrient" or the "Index Provider"), during periods of weakness in the markets and/or the American economy overall. The Index is designed to actively represent a group of securities that reflect occurrences such as low relative valuations, conservative accounting, dividend payments and a history of out-performance during bearish market periods. The Index constituents represent a "defensive" portfolio with the potential to outperform broad market benchmark indices on a risk-adjusted basis during periods of market weakness, while still providing the potential for positive returns during strong market periods.


The Index constituent selection methodology was developed by Sabrient as an effective, quantitative approach to selecting securities in a diversified portfolio from a broad universe of companies. The Index constituent selection methodology evaluates and selects securities from the qualified universe of companies using a proprietary, 100% rules-based methodology developed by Sabrient.

The Index constituent selection methodology utilizes multi-factor proprietary selection rules to seek to identify those securities that offer the greatest potential from a risk/return perspective during weak market periods. The approach is specifically designed to enhance investment applications and investability. The constituent selection process and portfolio rebalance are repeated once per quarter.

INSIDER SENTIMENT INDEX


The Index methodology is published at www.sabrient.com. The Index selection methodology is designed to identify companies with potentially superior risk-return profiles as determined by Sabrient. The objective of the Index is to actively represent a group of securities that are reflecting favorable corporate insider buying trends (determined via the public filings of such corporate insiders) and Wall Street analyst earnings estimate increases. Pursuant to Sabrient's proprietary methodology, Sabrient evaluates both corporate insider buying trends and Wall Street analyst earnings estimate increases in ranking companies for possible Index inclusion, and it is possible for a company that scores highly enough under either one of those factors to be included in the Index based on that factor alone.


                                                                 PROSPECTUS | 71

The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those securities that are believed to offer the greatest potential from a risk/return perspective while maintaining industry diversification. The approach is specifically designed to enhance investment applications and investability. The Index is adjusted quarterly.

ZACKS MID-CAP CORE INDEX


The Index methodology is published at www.zacks.com. The Index selection methodology is designed to identify securities with potentially superior risk-return profiles as determined by Zacks. The Index seeks to select a group of securities with the potential to outperform indices such as the Russell Midcap Index or the S&P MidCap 400 Index and other benchmark indices on a risk-adjusted basis.


The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those securities that offer the greatest potential from a risk/return perspective. The approach is specifically designed to enhance investment applications and investability. The Index is adjusted quarterly.

ZACKS MULTI-ASSET INCOME INDEX


The Index methodology is published at www.zacks.com. The Index selection methodology is designed to identify companies with potentially high income and superior risk-return profiles as determined by Zacks. The objective of the Index is to select a diversified group of securities with the potential to have a yield in excess of and outperform, on a risk adjusted basis, the Dow Jones US Select Dividend Index and other benchmark indices.


The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those securities that offer the greatest potential from a yield and risk/return perspective while maintaining industry diversification. The approach is specifically designed to enhance investment applications and investability. The constituent selection process, as well as the ranking, reconstitution and rebalancing of the Index, is repeated quarterly.

OCEAN TOMO INDEX


The Index methodology is published at
www.oceantomo.com/productsandservices/investments/indexes. The Index selection process is designed to identify six companies in each of ten market capitalization deciles with the highest price-to-book ratio from the universe of companies that are members of the Ocean Tomo 300(R) Patent Index. The resulting 60 companies at the time of reconstitution form the Index. The Index is market capitalization weighted, with a maximum exposure to any individual security capped at 15%. Any excess weighting is distributed according to the appropriate pro rata share to the remaining securities within the Index that are below the 15% threshold. The Index is reconstituted annually after the close of business on the last day of October.


The Index constituent selection methodology was developed by Ocean Tomo as a quantitative approach to selecting securities in a diversified portfolio from a group of listed equities. The Index member selection model evaluates and selects securities on the basis of the value of their intellectual property, specifically their patent valuations, using Ocean Tomo, LLC's ("Ocean Tomo" or the "Index Provider") PatentRatings(R) software, from a

72 |

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universe of U.S. listed securities using a proprietary, 100% rules-based methodology developed by Ocean Tomo.

OT300 INDEX


The Index methodology is published at
www.oceantomo.com/productsandservices/investments/indexes. The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those securities that offer the greatest potential from a risk/return perspective. The approach is specifically designed to enhance investment applications and investability.


The Index selection methodology is designed to identify six companies within each of 50 style and size groups (which include value, relative value, blend, growth at a reasonable price (GARP) and growth by decile) with the highest patent value to book value ratio as determined by Ocean Tomo using its Patent Ratings(R) software. The Index is designed to actively represent a group of securities that own quality patent portfolios. The Index constituent selection methodology was developed by Ocean Tomo as a quantitative approach to selecting securities from a universe of 1,000 companies. The Index constituent selection methodology evaluates and selects securities from a universe of 1,000 companies eligible for inclusion in the Index using a proprietary, 100% rules-based methodology developed by Ocean Tomo. The Index constituent selection methodology utilizes multi-factor proprietary selection rules to seek to identify those stocks that offer the greatest patent value opportunities. The approach is specifically designed to enhance investment applications and investability. The Index annually reconstitutes after the close of business on the last business day of October.

SB-1 EQUITY INDEX


The Index methodology is published at www.raymondjames.com. The Index is composed of all equity securities rated SB-1 by Raymond James & Associates as of each rebalance and reconstitution date, with the relative weighting of each constituent determined according to a modified equal-weighting methodology, as described below. The number of securities rated SB-1 may be modified on any day as a result of upgrades and/or downgrades of securities' ratings by Raymond James & Associates analysts; however, the Index will be reconstituted and rebalanced twice per calendar month.


There are currently four rating categories used by Raymond James & Associates analysts, with SB-1 being the highest rating. A rating of SB-1 indicates generally that the Raymond James & Associates analyst assigning the rating expects the stock to achieve total return targets over the next six months and to outperform the S&P 500 over that period. In the case of certain higher-yielding or more conservative equities, a rating of SB-1 indicates that the Raymond James & Associates analyst assigning the rating expects such equities to achieve total return targets over the next 12 months. The ratings assigned by Raymond James & Associates analysts represent such analysts' judgments given available public facts and information and are not intended as guarantees of investment performance of rated securities or of the Index.


Raymond James & Associates Equity Research Department currently includes more than 45 equity analysts and publishes research on approximately 700 companies. Securities rated by Raymond James & Associates analysts include equity securities of U.S. issuers and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges. As of November 30, 2010, 146 securities received a rating of SB-1


                                                                 PROSPECTUS | 73
from Raymond James  & Associates analysts. The number  of securities rated
SB-1 may be modified on any day as a result of upgrades and/or downgrades of securities' ratings by Raymond James & Associates analysts.

ZACKS SECTOR ROTATION INDEX


The Index methodology is published at www.zacks.com. The Index uses a proprietary quantitative methodology developed by Zacks to overweight (as compared to other benchmark indices) sectors with potentially superior risk-return profiles. The objective of the Index is to overweight those sectors that combined have the potential to outperform, on a risk-adjusted basis, the S&P 500(R) Index and other benchmark indices.


The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those sectors that offer the greatest potential from a risk/return perspective. The approach is specifically designed to enhance investment applications and investability. The sector allocation and constituent ranking, reconstitution and rebalancing process is repeated on a quarterly basis.

SPIN-OFF INDEX


The Index methodology is published at www.beaconindexes.com. The Index selection methodology is designed to identify companies with potentially superior risk/return profiles as determined by Beacon. The Index is designed to actively represent the securities of a group of companies that have recently been spun-off from larger corporations and have the opportunity to better focus on their core market segment. The Index constituent selection methodology was developed by Beacon as a quantitative approach to selecting securities from a universe of all spin-off companies. The Index constituent selection model evaluates and selects securities from a universe of recently spun-off companies using a proprietary, 100% rules-based methodology developed by Beacon. The Index constituent selection methodology utilizes multi-factor proprietary selection rules to seek to identify those securities that offer the greatest potential from a risk/return perspective. The Index is adjusted annually.


Index Construction

DEFENSIVE EQUITY INDEX

1. Potential Index constituents include all equities trading on major U.S. exchanges.

2. The Defensive Equity Index is comprised of approximately the 100 highest-ranking securities chosen from a subset of eligible companies using a 100% rules-based quantitative ranking methodology. To prevent undue industry sector concentration, limits have been placed on the number of securities in the Index that may share a particular sector or industry classification under the Standard & Poor's Global Industry Classification System.

3. Each security is ranked based on the composite scoring of a handful of specially-targeted factors, and is sorted from highest to lowest. The constituent selection methodology was developed by Sabrient as an effective, quantitative approach designed to identify those companies that offer the greatest potential for maintaining

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

      value during difficult market conditions and thus providing the investor with a defensive portfolio.

4. The 100 highest-ranking companies are chosen and given a modified equal weighting in the portfolio.

5. The constituent selection process and portfolio rebalance are repeated once per quarter.

INSIDER SENTIMENT INDEX

1. Potential Index constituents include all equities trading on major U.S. exchanges.

2. The Insider Sentiment Index is comprised of the 100 highest-ranking securities chosen from a subset of companies covered by more than one analyst.

3. Each company is ranked using a 100% quantitative rules-based methodology that includes composite scoring of a handful of specially-targeted factors, and is sorted from highest to lowest.

4. The 100 highest-ranking securities are chosen and given an equal weighting in the portfolio.

5. The constituent selection process and portfolio rebalance is repeated once per quarter.

ZACKS MID-CAP CORE INDEX

1. Potential Index constituents include all common stocks, ADRs and MLPs listed on major domestic exchanges. The universe is limited to the mid-capitalization universe as defined by Zacks, which consists of those securities that rank between the 7th percentile and 25th percentile of an ordinal ranking of all domestic equities based on descending market capitalization (which currently translates to a range from approximately $1 billion in market capitalization to $10 billion in market capitalization).

2. Each security is ranked using a quantitative rules-based methodology that includes broker recommendation changes, valuation, liquidity, contrarian indicators, and other factors and is sorted from highest to lowest. The constituent selection methodology was developed by Zacks as a quantitative approach to identifying those securities that offer the greatest return potential on a risk-adjusted basis.

3. The Index is comprised of the 100 highest-ranking securities chosen using a rules-based quantitative ranking methodology proprietary to Zacks. The constituents are weighted based on relative market capitalization.

4. The constituent selection process as well as the ranking, reconstitution, and rebalancing of the Index is repeated quarterly.

ZACKS MULTI-ASSET INCOME INDEX

1. Potential Index constituents include all U.S. stocks and ADRs that pay dividends, as well as REITs, MLPs, closed-end funds, Canadian royalty trusts and traditional preferred stocks.

2. The Index is comprised of approximately the 125 to 150 highest-ranking securities chosen using a rules-based quantitative ranking methodology proprietary to Zacks.

                                                                 PROSPECTUS | 75

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      Half (50%) or more of the portfolio will consist of dividend-paying common stocks. Closed-end funds are limited to 10% of the portfolio. MLPs may make up one-quarter (25%) of the portfolio. Exposure to all other categories of investment type (ADRs, REITs and preferred stock) other than U.S. common stock are limited to a 20% maximum per investment type.

3. Each company within each investment type is ranked using a quantitative rules-based methodology that includes yield, company growth, liquidity, relative value and other factors and is sorted from highest to lowest.

4. The approximately 125 to 150 constituents are chosen and are weighted based on a proprietary method developed by Zacks within each investment type.

5. The constituent selection process, as well as the ranking, reconstitution and rebalancing of the Index, is repeated quarterly.

6. The securities comprising the portfolio are regularly reviewed for deletion or dilution based on factors determined by Zacks.

OCEAN TOMO INDEX

1. Potential Index constituents include any of the 300 companies that comprise the Index, those companies with highest innovation ratio (patent value relative to book value).

2. These 300 companies are divided into 10 size deciles based on their market capitalization.

3. The 6 companies with the highest price-to-book ratio within each decile are then selected to constitute the Index.

4. The Index is market capitalization weighted, with the maximum exposure to any individual security capped at 15%.

5. Any excess weighting is distributed according to the appropriate pro rata share to the remaining securities within the Index below the 15% threshold.

6. The Index is reconstituted annually after the market close on the last business day in October.

OT300 INDEX

1. Potential Index constituents include all equities trading on major U.S. exchanges that are among the 1,000 most liquid securities.

2. The potential Index constituents are then narrowed to a universe of companies that own patents.

3. The patent-owning companies are divided into 50 style and size groups with the highest patent value to book value ratio using Ocean Tomo's Patent Ratings(R) software. Each group contains an approximately equal number of patent-owning companies.

4. The securities in each group are ranked using a 100% rules-based methodology that seeks to identify those securities that offer the greatest patent value opportunities.

5. The six highest ranking securities in each group are selected (resulting in a total of 300 securities) and are weighted by market capitalization.

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6.    The constituent selection process and portfolio rebalance are repeated once per year.

SB-1 EQUITY INDEX

1. Index constituents will include all securities rated SB-1 by a Raymond James & Associates analyst as defined above.

2. The Index will seek to include each SB-1 rated security in equal dollar-weighted percentages relative to the total value of the entire Index of SB-1 rated securities ("Equal Portfolio Weight"). Using the following method, in instances in which there is comparatively little trading volume in a SB-1 rated security, the Index will limit its weighting in that constituent. Upon initial selection and on each rebalancing and reconstitution day, the Index will calculate for each SB-1 rated security the average product of the closing price multiplied by the trading volume for such stock for the 60 trading days prior to the rebalancing and reconstitution day to provide the "Average Price-Volume Amount." For any Index constituent that the Average Price-Volume Amount is less than $1,000,000 per day, that security's weight will be reduced to a proportion of the Equal Portfolio Weight equal to the ratio of its Average Price-Volume Amount over $1,000,000 (the "Liquidity Cap"). To the extent that the Index's weighting in a security is limited as a result of the Liquidity Cap, the difference between the equal weight position and the capped position will be reallocated equally among all other Index constituents.

3. At each Index rebalancing and reconstitution, all Index constituents that are no longer rated SB-1 on the date of the rebalancing and reconstitution will be removed from the Index and all securities rated SB-1 on the date of the rebalancing and reconstitution that are not currently part of the Index will be added.

4. In the event a constituent is downgraded by Raymond James & Associates and is no longer rated SB-1 subsequent to adding the security as an Index constituent, such constituent will remain a part of the Index until the next rebalancing and reconstitution date following such downgrade. In the event a security is upgraded by Raymond James & Associates to a rating of SB-1 between rebalancing and reconstitution dates, the constituent will be added to the Index at the next rebalance and reconstitution date.

5.    The Index will be rebalanced and reconstituted twice per calendar month.

ZACKS SECTOR ROTATION INDEX

1. Potential Index constituents include all U.S. equities, domestic exchange-listed ADRs and MLPs that rank as the 1,000 largest based on market capitalization.

2. The sector allocation methodology strives to overweight cyclical sectors prior to anticipated periods of economic expansion and overweight non-cyclical sectors prior to anticipated periods of economic contraction.

3. Sector allocations are chosen based on a quantitative methodology proprietary to Zacks using the 16 Zacks "Expanded Sectors." These sectors consist of Consumer Staples, Consumer Discretionary, Retail/Wholesale, Medical, Auto/Tires/Trucks, Basic Materials, Industrial Products, Construction, Multi-Sector Conglomerates, Computer/Technology, Aerospace, Oils/Energy, Finance, Utilities, Transportation and Business Services. The sector allocation methodology uses a bottom-up approach to

                                                                 PROSPECTUS | 77

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      decide on the weightings of each sector based on relative value, price momentum and earnings growth. Exposure for any one sector may range from zero percent (0%) to a maximum of forty-five percent (45%) of the Index.

4. Within each sector, securities are selected based on liquidity. Individual security exposure will be determined by relative market capitalization within the sector. No individual security may consist of more than 5% of the total Index.


5. The sector allocation and constituent ranking, reconstitution and rebalancing process is repeated on a quarterly basis.


SPIN-OFF INDEX

1. Potential Index constituents include all equities trading on major U.S. exchanges of companies that have been spun-off within the past 30 months.

2. The Spin-off Index comprises the 40 highest-ranking securities chosen from the universe of spun-off companies.

3. Each company is ranked using a 100% quantitative rules-based methodology that includes composite scoring of several growth-oriented, multi-factor filters, and is sorted from highest to lowest.

4. The 40 highest-ranking securities are chosen and given a modified market cap weighting with a maximum weight of 5%.

5. The constituent selection process and portfolio rebalance is repeated annually.

Non-Principal Investment Strategies


As a principal investment strategy and as described above, each Fund will normally invest at least 90% (80% with respect to the Guggenheim Raymond James SB-1 Equity ETF) of its total assets in component securities that comprise its respective Index and depositary receipts representing securities included in the Index (or underlying securities representing ADRs included in the Index). As non-principal investment strategies, the Funds may invest their remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its respective Index and in managing cash flows, but will not be used for hedging purposes. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Investment Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE Arca is open) for additions and deletions to each Fund's Index to be reflected in the portfolio composition of the Fund.


Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The Funds may lend their portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In

78 |
connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. Each Fund may lend its portfolio securities in an amount up to 33 1/3% of its assets, but each Fund currently expects to only lend its portfolio securities to a much more limited extent. Securities lending is not a principal investment strategy of the Funds.


The policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees without shareholder approval.

Non-Principal Risk Considerations

In addition to the principal risks described previously, there are certain other risks related to investing in the Funds.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value ("NAV"). The NAV of a Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Investment Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time.

However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAV), the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Leverage. To the extent that a Fund borrows money in the limited circumstances described above under "Non-Principal Investment Strategies," it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's portfolio securities.

Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

                                                                 PROSPECTUS | 79

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Investment Management Services

Investment Adviser

Guggenheim Funds Investment Advisers, LLC ("Guggenheim Funds Advisers" or the "Investment Adviser) (formerly known as Claymore Advisors, LLC), a wholly-owned subsidiary of Guggenheim Funds Services Group, Inc. ("Guggenheim Funds Group") (formerly known as Claymore Group Inc.), acts as each Fund's investment adviser pursuant to an advisory agreement with the Trust (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. Guggenheim Funds Distributors, Inc. (formerly known as Claymore Securities, Inc.) currently offers exchange-traded funds, unit investment trusts and closed-end funds. Guggenheim Funds Group is a wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"), a global, diversified financial services firm with more than $100 billion in assets under supervision. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.

Pursuant to the Advisory Agreement, each Fund (except for the Guggenheim Raymond James SB-1 Equity ETF, as set forth below) pays the Investment Adviser an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.50% of each Fund's average daily net assets. The Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund's business) from exceeding 0.60% of average net assets per year, at least until December 31, 2013, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The offering costs excluded from the 0.60% Expense Cap are: (a) legal fees pertaining to each Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. For a period of five years subsequent to each Fund's commencement of operations, the Investment Adviser may recover from each Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

In addition to advisory fees, each Fund (except for the Guggenheim Raymond James SB-1 Equity ETF, as set forth below) pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees (other than those who are affiliated persons of the Investment Adviser) and all other ordinary business expenses not specifically assumed by the Investment Adviser.

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

Pursuant to the Advisory Agreement, the Guggenheim Raymond James SB-1 Equity ETF pays the Investment Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.75% of the Fund's average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Guggenheim Raymond James SB-1 Equity ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (such as expenses relating to a meeting of the Fund's shareholders).

The Adviser's unitary management fee is designed to pay the Guggenheim Raymond James SB-1 Equity ETF expenses and to compensate the Adviser for providing services for the Fund.

Approval of Advisory Agreement


A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement is available in the annual report to shareholders dated August 31, 2010.


Portfolio Management

The portfolio managers who are currently responsible for the day-to-day management of each Fund's portfolio is Chuck Craig, CFA and Saroj Kanuri, CFA. Mr. Craig has managed each Fund's portfolio since its inception. Mr. Kanuri has managed each Fund's portfolio since May 2010.

Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Guggenheim Funds Distributors and joined Guggenheim Funds Distributors in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

Mr. Kanuri is a Vice President, ETF Portfolio Management, of the Investment Adviser and Guggenheim Funds Distributors and joined Guggenheim Funds Distributors in October of 2006. Prior to joining Guggenheim Funds Distributors, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001-2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

The Statement of Additional Information provides additional information about each portfolio manager's compensation structure, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities of the Funds.

                                                                 PROSPECTUS | 81

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Funds at net asset value per Share only in Creation Unit size.


Most investors will buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed and traded on the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. Each Fund may liquidate and terminate at any time without shareholder approval. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that each Fund's Shares can be issued and redeemed in Creation Units, the Investment Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Funds trade under the NYSE Arca symbols set forth in the chart below.


NAME OF FUND                                         NYSE ARCA TICKER SYMBOL
--------------------------------------------------------------------------------
Guggenheim Defensive Equity ETF                                DEF
--------------------------------------------------------------------------------
Guggenheim Insider Sentiment ETF                               NFO
--------------------------------------------------------------------------------
Guggenheim Mid-Cap Core ETF                                    CZA
--------------------------------------------------------------------------------
Guggenheim Multi-Asset Income ETF                              CVY
--------------------------------------------------------------------------------
Guggenheim Ocean Tomo Growth Index ETF                         OTR
--------------------------------------------------------------------------------
Guggenheim Ocean Tomo Patent ETF                               OTP
--------------------------------------------------------------------------------
Guggenheim Raymond James SB-1 Equity ETF                       RYJ
--------------------------------------------------------------------------------
Guggenheim Sector Rotation ETF                                 XRO
--------------------------------------------------------------------------------
Guggenheim Spin-Off ETF                                        CSD
--------------------------------------------------------------------------------

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Funds, and shareholders may tender their Shares for redemption directly to the Funds, only in Creation Units of 50,000 Shares.

82 |

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes. Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or "street name" form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of each Fund's shares on the NYSE Arca may differ from the Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Funds every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Funds because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

The net asset value per Share for each Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange or on the principal OTC market on which such securities are traded, as of the close of regular trading on the NYSE Arca on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean of the last available bid and ask price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, including restricted securities, are valued by the Investment Adviser by a method that the Investment Adviser believes accurately reflects fair value, pursuant to policies adopted by the Board of Trustees and subject to the ultimate supervision of the Board of Trustees. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as

                                                                 PROSPECTUS | 83
when a security's value or meaningful portion of a Fund's portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE Arca. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Funds must have entered into an authorized participant agreement with the distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the securities included in the Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." For those Authorized Participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Funds' custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade.

Orders must be placed in proper form (as described further in the Statement of Additional Information) by or through either (i) a "Participating Party" i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of The Depository Trust Company ("DTC Participant") that has entered into an agreement with the Trust, the distributor and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, "Authorized Participant" or "AP") and must be in proper form pursuant to the requirements regarding submission and logistics set forth in such agreement. See "Creation and Redemption of Creation Unit Aggregations" in the "Statement of Additional Information." All standard orders must be placed for one or more whole Creation Units of Shares of each Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of certain custom orders of the request of the AP and as further described in the Statement of Additional Information,

84 |
the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day's closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

A fixed creation transaction fee of $500 per transaction (assuming 100 or fewer stocks in each Creation Unit; Creation Units that have 101-200 stocks are subject to a fee of $1,000 and Creation Units that have more than 200 stocks are subject to a fee of $1,500) (the "Creation Transaction Fee") is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of each Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. Any such transaction effected must be effected outside the Clearing Process. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Legal Restrictions on Transactions in
Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Funds' custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Funds' portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Funds, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable

                                                                 PROSPECTUS | 85
redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the Closing Time in order to receive that day's closing NAV per Share. In the case of certain custom orders placed at the request of the AP and as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (assuming 100 or fewer stocks in each Creation Unit; Creation Units that have 100-200 stocks are subject to a fee of $1,000 and Creation Units that have more than 200 stocks are subject to a fee of $1,500) (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Funds reserve the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, a Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of a Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

Each Fund typically earns income dividends from stocks and may also earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

Income dividends, if any, are distributed to shareholders annually, except for the Guggenheim Multi-Asset Income ETF, which distributes quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. In addition, the Guggenheim Multi-Asset Income ETF intends to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. Some portion of each distribution may result in a return of capital. Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

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


Distribution Plan and Service Plan


The Board of Trustees of the Trust has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.


No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. In addition, no such fees may be paid in the future without further approval by the Board of Trustees and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority ("FINRA"). The net income attributable to the Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Funds.


The Investment Adviser or its affiliates may make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making shares of a Fund and certain other Guggenheim funds available to their customers. Such payments, which may be significant to the intermediary, are not made by a Fund. Rather, such payments are made by the Investment Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Guggenheim funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend a Fund or other Guggenheim funds over another investment. More information regarding these payments is contained in each Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM THE INVESTMENT ADVISER OR ITS AFFILIATES.


Frequent Purchases and Redemptions

The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds' shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the Fund's portfolio, plus a small amount of cash, and a Fund's Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing

                                                                 PROSPECTUS | 87
would be attempted by each Fund's shareholders or (b) any attempts to market time a Fund by its shareholders would result in negative impact to the Fund or its shareholders.

Fund Service Providers

Guggenheim Funds Investment Advisors, LLC is the administrator of the Funds.

The Bank of New York Mellon ("BNY Mellon") is the custodian and fund accounting and transfer agent for the Funds.

Dechert LLP serves as legal counsel to the Funds.


Ernst & Young LLP serves as the Fund's independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds and perform other audit-related and tax services.


Index Providers

Sabrient Systems LLC ("Sabrient") is the Index Provider for the Guggenheim Defensive Equity ETF and the Guggenheim Insider Sentiment ETF. Sabrient is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with Sabrient to use each Fund's respective Index. Each Fund is entitled to use its respective Index pursuant to a sub-licensing arrangement with the Investment Adviser.

Zacks Investment Research, Inc. ("Zacks") is the Index Provider for the Guggenheim Multi-Asset Income ETF, the Guggenheim Mid-Cap Core ETF and the Guggenheim Sector Rotation ETF. Zacks is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with Zacks to use each Fund's respective Index. Each Fund is entitled to use its respective Index pursuant to a sub-licensing arrangement with the Investment Adviser.

Ocean Tomo, LLC ("Ocean Tomo") is the Index Provider for the Guggenheim Ocean Tomo Growth Index ETF and the Guggenheim Ocean Tomo Patent ETF. Ocean Tomo is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with Ocean Tomo to use each Fund's Index. Each Fund is entitled to use its relevant Index pursuant to a sub-licensing arrangement with the Investment Adviser.

Raymond James Research Services, LLC ("Raymond James") is the Index Provider for the Guggenheim Raymond James SB-1 Equity ETF. Raymond James is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with Raymond James to use the Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Investment Adviser.

Beacon Indexes LLC ("Beacon") is the Index Provider for the Guggenheim Spin-Off ETF. Beacon is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with Beacon to use the Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Investment Adviser.

88 |

Disclaimers

"Sabrient Defensive Equity Index" and "Sabrient Insider Sentiment Index" are trademarks of Sabrient and have been licensed for use for certain purposes by the Investment Adviser. The Funds are not sponsored, endorsed, sold or promoted by Sabrient and Sabrient makes no representation regarding the advisability of investing in Shares of the Funds.

The "Zacks Multi-Asset Income Index", "Zacks MidCap-Core Index" and "Zacks Sector Rotation Index" are trademarks of Zacks and have been licensed for use for certain purposes by the Investment Adviser. The Funds are not sponsored, endorsed, sold or promoted by Zacks and Zacks makes no representation regarding the advisability of investing in Shares of the Funds.

The "Ocean Tomo 300(R) Patent Growth Index" and the "Ocean Tomo 300(R) Patent Index" are trademarks of Ocean Tomo and have been licensed for use for certain purposes by the Investment Adviser. The Funds are not sponsored, endorsed, sold or promoted by Ocean Tomo and Ocean Tomo makes no representation regarding the advisability of investing in Shares of the Funds.

The "Raymond James SB-1 Equity Index" is a trademark of Raymond James and has been licensed for use for certain purposes by the Investment Adviser. The Fund is not sponsored, endorsed, sold or promoted by Raymond James and Raymond James makes no representation regarding the advisability of investing in Shares of the Fund.

The "Beacon Spin-off Index" is a trademark of Beacon and has been licensed for use for certain purposes by the Investment Adviser. The Fund is not sponsored, endorsed, sold or promoted by Beacon and Beacon makes no representation regarding the advisability of investing in Shares of the Fund.

The Guggenheim Defensive Equity ETF and Guggenheim Insider Sentiment ETF and their Shares are not sponsored, endorsed, sold or promoted by Sabrient. Sabrient makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of any data supplied by Sabrient to track general stock market performance. Sabrient's only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of Sabrient and of the data supplied by Sabrient, which is determined, composed and calculated by Sabrient without regard to the Funds or their Shares. Sabrient has no obligation to take the needs of the Investment Adviser or the shareholders of the Funds into consideration in determining, composing or calculating the data supplied by Sabrient. Sabrient is not responsible for and has not participated in the determination of the prices of the Shares of the Funds or the timing of the issuance or sale of such Shares. Sabrient has no obligation or liability in connection with the administration, marketing or trading of the Funds or their Shares.

The Guggenheim Multi-Asset Income ETF, the Guggenheim Mid-Cap Core ETF and the Guggenheim Sector Rotation ETF and their Shares are not sponsored, endorsed, sold or promoted by Zacks. Zacks makes no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of any data supplied by Zacks to track general stock market performance. Zacks' only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of Zacks and

                                                                 PROSPECTUS | 89
of the data supplied by Zacks, which is determined, composed and calculated by Zacks without regard to the Funds or their Shares. Zacks has no obligation to take the needs of the Investment Adviser or the shareholders of the Funds into consideration in determining, composing or calculating the data supplied by Zacks. Zacks is not responsible for and has not participated in the determination of the prices of the Shares of the Funds or the timing of the issuance or sale of such Shares. Zacks has no obligation or liability in connection with the administration, marketing or trading of the Funds or their Shares.

The Guggenheim Ocean Tomo Growth Index ETF and the Guggenheim Ocean Tomo Patent ETF are not sponsored, endorsed, sold or promoted by Ocean Tomo, LLC or its parent or affiliates (collectively "Ocean Tomo"). Ocean Tomo has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds. Ocean Tomo make no representation or warranty, express or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the Ocean Tomo 300(R) Patent Growth Index or the Ocean Tomo 300(R) Patent Index (the "Indices") to track general stock market performance. Ocean Tomo's only relationship to the Investment Adviser is in the licensing of certain trademarks and the use of the Indices which are determined, composed and calculated by Ocean Tomo without regard to the Investment Adviser or the Funds. Ocean Tomo has no obligation to take the needs of the Investment Adviser or the owners of the Funds into consideration in determining, composing or calculating the Indices. Ocean Tomo is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. Ocean Tomo has no liability in connection with the administration, marketing or trading of the Funds.

Ocean Tomo does not guarantee the accuracy and/or uninterrupted calculation of the Indices or any data included therein. Ocean Tomo makes no warranty, express or implied, as to results to be obtained by the Investment Adviser, owners of the Funds, or any other person or entity from the use of the Indices or any data included therein. Ocean Tomo makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein. Without limiting any of the foregoing, in no event shall Ocean Tomo have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

The Guggenheim Raymond James SB-1 Equity ETF and its Shares are not sponsored, endorsed, sold or promoted by Raymond James. Raymond James makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by Raymond James to track general stock market performance. Raymond James' only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of Raymond James and of the data supplied by Raymond James, which is determined, composed and calculated by Raymond James without regard to the Fund or its Shares. Raymond James has no obligation to take the needs of the Investment Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the data supplied by Raymond James. Raymond James is not responsible for and has not participated in the determination of the price of the Shares of the Fund or the timing of the issuance or sale of such Shares. Raymond James has no obligation or liability in connection with the administration, marketing or trading of the Fund or its Shares.

90 |

The Guggenheim Spin-Off ETF and its Shares are not sponsored, endorsed, sold or promoted by Beacon. Beacon makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by Beacon to track general stock market performance. Beacon's only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of Beacon and of the data supplied by Beacon, which is determined, composed and calculated by Beacon without regard to the Fund or its Shares. Beacon has no obligation to take the needs of the Investment Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the data supplied by Beacon. Beacon is not responsible for and has not participated in the determination of the prices of the Shares of the Fund or the timing of the issuance or sale of such Shares. Beacon has no obligation or liability in connection with the administration, marketing or trading of the Fund or its Shares.

The Investment Adviser does not guarantee the accuracy and/or the completeness of any Indexes or any data included therein.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

o Your Fund makes distributions,

o You sell your Shares listed on the NYSE Arca, and

o You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income or, income dividends, and long-term capital gains if any, are distributed to shareholders annually, except for the Guggenheim Multi-Asset Income Index ETF, which distributes quarterly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.


Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these taxable years some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Thereafter, without future Congressional action, the maximum


                                                                 PROSPECTUS | 91
rate of long-term capital gain will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.


Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.


If you are not a citizen or permanent resident of the United States, each Fund's income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States.

Dividends and interest received by a Fund and capital gains may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.


By law, each Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. This backup withholding rate for individuals is currently 28%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss realized on the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units


An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales" on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.


Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

92 |

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Fund shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Funds' portfolios that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Funds or their ongoing shareholders.

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with a Fund.

Financial Highlights


The financial highlights table is intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report, which is available upon request.


                                                                 PROSPECTUS | 93

Guggenheim Defensive Equity ETF
(PREVIOUSLY NAMED THE CLAYMORE/SABRIENT DEFENSIVE EQUITY INDEX ETF PRIOR TO SEPTEMBER 24, 2010)


                                                                                                            FOR THE PERIOD
                                                                                                              DECEMBER 15,
PER SHARE OPERATING PERFORMANCE                          FOR THE YEAR    FOR THE YEAR     FOR THE YEAR              2006**
FOR A SHARE OUTSTANDING                                         ENDED           ENDED            ENDED             THROUGH
THROUGHOUT THE PERIOD                                 AUGUST 31, 2010 AUGUST 31, 2009  AUGUST 31, 2008     AUGUST 31, 2007
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $       19.40   $       24.55     $      26.34     $         25.07
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                     0.57            0.57             0.62                0.31
   Net realized and unrealized gain (loss)                       2.62           (5.22)           (2.00)               0.97
--------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                           3.19           (4.65)           (1.38)               1.28
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                        (0.56)          (0.50)           (0.41)              (0.01)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $       22.03   $       19.40     $      24.55     $         26.34
==========================================================================================================================
MARKET VALUE, END OF PERIOD                             $       22.05   $       19.38     $      24.60     $         26.29
==========================================================================================================================
TOTAL RETURN* (b)
   Net asset value                                              16.62%         -18.72%           -5.32%               5.09%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (thousands)                $      14,321   $      15,518     $     17,184     $        27,657
   Ratio of net expenses to average net
     assets*                                                     0.65%           0.65%            0.70%               0.79%(c)
   Ratio of net investment income (loss) to
     average net assets*                                         2.72%           3.18%            2.43%               1.64%(c)
   Portfolio turnover rate (d)                                     35%             98%              60%                 21%

*If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net
     assets                                                      1.42%           1.35%            1.24%               1.35%(c)
   Ratio of net investment income (loss) to
     average net assets                                          1.95%           2.48%            1.89%               1.08%(c)


**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

94 |

Guggenheim Insider Sentiment ETF
(PREVIOUSLY NAMED THE CLAYMORE/SABRIENT INSIDER ETF PRIOR TO SEPTEMBER 24, 2010)



                                                                                                            FOR THE PERIOD
                                                                                                             SEPTEMBER 21,
PER SHARE OPERATING PERFORMANCE                          FOR THE YEAR    FOR THE YEAR    FOR THE YEAR               2006**
FOR A SHARE OUTSTANDING                                         ENDED           ENDED           ENDED              THROUGH
THROUGHOUT THE PERIOD                                 AUGUST 31, 2010 AUGUST 31, 2009 AUGUST 31, 2008      AUGUST 31, 2007
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $       23.52    $      26.81    $      29.48     $          25.14
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                     0.25            0.22            0.53                 0.11
   Net realized and unrealized gain (loss)                       2.07           (2.93)          (2.92)                4.27
--------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                           2.32           (2.71)          (2.39)                4.38
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                  (0.28)          (0.58)          (0.28)               (0.04)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $       25.56    $      23.52    $      26.81     $          29.48
==========================================================================================================================
MARKET VALUE, END OF PERIOD                             $       25.55    $      23.50    $      26.79     $          29.45
==========================================================================================================================
TOTAL RETURN* (b)
   Net asset value                                               9.83%          -9.39%          -8.19%               17.43%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (thousands)                $      90,744    $     56,462    $     30,855     $         30,976
   Ratio of net expenses to average net
     assets*                                                     0.65%           0.65%           0.66%                0.76%(c)
   Ratio of net investment income (loss) to
     average net assets*                                         0.95%           1.08%           1.91%                0.41%(c)
   Portfolio turnover rate (d)                                     65%             94%             84%                  17%

*If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of expenses to average net assets                       0.83%           1.14%           1.07%                1.15%(c)
   Ratio of net investment income (loss) to
     average net assets                                          0.77%           0.59%           1.50%                0.02%(c)


**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

                                                                 PROSPECTUS | 95

Guggenheim Mid-Cap Core ETF
(PREVIOUSLY NAMED THE CLAYMORE/ZACKS MID-CAP CORE ETF PRIOR TO
SEPTEMBER 24, 2010)


                                                                                                            FOR THE PERIOD
PER SHARE OPERATING PERFORMANCE                          FOR THE YEAR    FOR THE YEAR    FOR THE YEAR      APRIL 2, 2007**
FOR A SHARE OUTSTANDING                                         ENDED           ENDED           ENDED              THROUGH
THROUGHOUT THE PERIOD                                 AUGUST 31, 2010 AUGUST 31, 2009 AUGUST 31, 2008      AUGUST 31, 2007
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $       20.63   $       23.80    $      25.50     $          25.09
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                              0.20            0.20            0.06                (0.02)
   Net realized and unrealized gain (loss)                       3.21           (3.20)          (1.66)                0.43
--------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                           3.41           (3.00)          (1.60)                0.41
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                  (0.02)          (0.11)          (0.10)                   -
   Return of Capital                                                -           (0.06)              -                    -
--------------------------------------------------------------------------------------------------------------------------
   Total distribution                                           (0.02)          (0.17)          (0.10)                   -
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $       24.02   $       20.63    $      23.80     $          25.50
==========================================================================================================================
MARKET VALUE, END OF PERIOD                             $       24.07   $       20.64    $      23.99     $          25.59
==========================================================================================================================
TOTAL RETURN* (b)
   Net asset value                                              16.53%         -12.44%          -6.32%                1.64%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (thousands)                $       6,005   $       4,126    $      4,760     $          5,100
   Ratio of net expenses to average net
     assets*                                                     0.65%           0.65%           1.12%                1.81%(c)
   Ratio of net investment income (loss) to
     average net assets*                                         0.85%           1.13%           0.24%               -0.21%(c)
   Portfolio turnover rate (d)                                     74%            205%            136%                  17%

*If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net
     assets                                                      3.34%           3.88%           3.30%                7.13%(c)
   Ratio of net investment income (loss) to
     average net assets                                         -1.84%          -2.10%          -1.94%               -5.53%(c)


**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

96 |

Guggenheim Multi-Asset Income ETF
(PREVIOUSLY NAMED THE CLAYMORE/ZACKS MULTI-ASSET INCOME INDEX ETF PRIOR TO SEPTEMBER 24, 2010)


                                                                                                            FOR THE PERIOD
                                                                                                             SEPTEMBER 21,
PER SHARE OPERATING PERFORMANCE                          FOR THE YEAR    FOR THE YEAR    FOR THE YEAR               2006**
FOR A SHARE OUTSTANDING                                         ENDED           ENDED           ENDED              THROUGH
THROUGHOUT THE PERIOD                                 AUGUST 31, 2010 AUGUST 31, 2009 AUGUST 31, 2008      AUGUST 31, 2007
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $       16.37   $       20.93    $      26.14      $         24.96
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                              0.78            0.91            1.36                 1.06
   Net realized and unrealized gain (loss) on
     investments                                                 2.08           (4.26)          (5.18)                1.12
--------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                          2.86           (3.35)          (3.82)                2.18
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                        (0.69)          (0.83)          (1.07)               (0.88)
   Return of capital                                            (0.24)          (0.38)          (0.32)               (0.12)
--------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                          (0.93)          (1.21)          (1.39)               (1.00)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $       18.30   $       16.37    $      20.93      $         26.14
==========================================================================================================================
MARKET VALUE, END OF PERIOD                             $       18.31   $       16.37    $      20.94      $         26.10
==========================================================================================================================
TOTAL RETURN*(b)
   Net asset value                                              17.82%         -14.63%         -14.92%                8.67%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (thousands)                $     279,949   $     121,120    $     51,287      $        94,111
   Ratio of net expenses to average net assets*                  0.65%           0.65%           0.65%                0.70%(c)
   Ratio of net investment income (loss)to
     average net assets*(e)                                      4.36%           6.54%           5.81%                4.17%(c)
   Portfolio turnover rate (d)                                     97%            133%            195%                  21%
*If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of total expenses to average net
     assets(e)                                                   0.79%           0.93%           0.89%                0.90%(c)
Ratio of net investment income (loss) to average
     net assets                                                  4.22%           6.26%           5.57%                3.97%(c)


**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.


(e) Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.19%, 0.17%, 0.13%, 0.15% for the years ended August 31, 2010, August 31, 2009 and August 31, 2008 and the period September 21, 2006 through August 31, 2007, respectively.


                                                                 PROSPECTUS | 97

Guggenheim Ocean Tomo Growth Index ETF
(PREVIOUSLY NAMED THE CLAYMORE/OCEAN TOMO GROWTH INDEX ETF PRIOR TO SEPTEMBER 24, 2010)


                                                                                                            FOR THE PERIOD
PER SHARE OPERATING PERFORMANCE                          FOR THE YEAR    FOR THE YEAR    FOR THE YEAR      APRIL 2, 2007**
FOR A SHARE OUTSTANDING                                         ENDED           ENDED           ENDED              THROUGH
THROUGHOUT THE PERIOD                                 AUGUST 31, 2010 AUGUST 31, 2009 AUGUST 31, 2008      AUGUST 31, 2007
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $       21.14   $       25.21    $      27.44     $          25.14
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(a)                               0.29            0.15           (0.12)               (0.05)
   Net realized and unrealized gain (loss)                       1.87           (4.15)          (1.94)                2.35
--------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                            2.16           (4.00)          (2.06)                2.30
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                  (0.14)          (0.07)          (0.17)                   -
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $       23.16   $       21.14    $      25.21     $          27.44
==========================================================================================================================
MARKET VALUE, END OF PERIOD                             $       23.46   $       21.00    $      25.65     $          27.45
==========================================================================================================================
TOTAL RETURN* (b)
   Net asset value                                              10.19%         -15.78%          -7.58%                9.15%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (thousands)                $       4,632   $       2,114    $      2,521     $          2,744
   Ratio of net expenses to average net
     assets*                                                     0.65%           0.65%           1.53%                2.03%(c)
   Ratio of net investment loss to average net
     assets*                                                     1.22%           0.82%          -0.46%               -0.46%(c)
   Portfolio turnover rate (d)                                      7%             62%             24%                   1%

*If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net
     assets                                                      3.03%           5.30%           5.49%                8.48%(c)
   Ratio of net investment income (loss) to
     average net assets                                         -1.16%          -3.83%          -4.42%               -6.91%(c)


**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

98 |

Guggenheim Ocean Tomo Patent ETF
(PREVIOUSLY NAMED THE CLAYMORE/OCEAN TOMO PATENT ETF PRIOR TO
SEPTEMBER 24, 2010)


                                                                                                            FOR THE PERIOD
                                                                                                              DECEMBER 15,
PER SHARE OPERATING PERFORMANCE                          FOR THE YEAR    FOR THE YEAR     FOR THE YEAR              2006**
FOR A SHARE OUTSTANDING                                         ENDED           ENDED            ENDED             THROUGH
THROUGHOUT THE PERIOD                                 AUGUST 31, 2010 AUGUST 31, 2009  AUGUST 31, 2008     AUGUST 31, 2007
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $       20.76   $       25.67    $       27.92    $          25.27
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                              0.36            0.40             0.34                0.17
   Net realized and unrealized gain (loss) on                    0.16           (4.87)           (1.99)               2.48
     investments
--------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                           0.52           (4.47)           (1.65)               2.65
--------------------------------------------------------------------------------------------------------------------------
   Distributions to shareholders From and in                    (0.17)          (0.44)           (0.60)                  -(e)
     excess of net investment income
--------------------------------------------------------------------------------------------------------------------------
   Total distributions                                          (0.17)          (0.44)           (0.60)                  -
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $       21.11   $       20.76    $       25.67    $          27.92
==========================================================================================================================
MARKET VALUE, END OF PERIOD                             $       21.18   $       20.74    $       25.84    $          27.66
==========================================================================================================================
TOTAL RETURN* (b)
   Net asset value                                               2.44%         -17.12%           -6.11%              10.50%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (thousands)                $      15,832   $       6,228    $      10,269    $          8,377
   Ratio of net expenses to average net
     assets*                                                     0.65%           0.65%            0.75%               0.91%(c)
   Ratio of net investment income (loss) to
     average net assets*                                         1.63%           2.13%            1.25%               0.90%(c)
   Portfolio turnover rate (d)                                     14%             33%              18%                  4%
*If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of total expenses to average net
     assets                                                      1.61%           2.38%            1.86%               1.97%(c)
   Ratio of net investment income (loss) to
     average net assets                                          0.67%           0.40%            0.14%              -0.16%(c)


**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

                                                                 PROSPECTUS | 99

Guggenheim Raymond James SB-1 Equity ETF
(PREVIOUSLY NAMED THE CLAYMORE/RAYMOND JAMES SB-1 EQUITY ETF PRIOR TO SEPTEMBER 24, 2010)


PER SHARE OPERATING PERFORMANCE                                       FOR THE YEAR       FOR THE YEAR         FOR THE YEAR
FOR A SHARE OUTSTANDING                                                      ENDED              ENDED                ENDED
THROUGHOUT EACH PERIOD                                             AUGUST 31, 2010   AUGUST 31, 2009(a)   AUGUST 31, 2008(a)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $    14.27      $       17.71     $            21.67
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss) (c)                                           0.05               0.03                  (0.02)
   Net realized and unrealized gain (loss) on investments                     1.64              (3.44)                 (2.10)
----------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                        1.69              (3.41)                 (2.12)
----------------------------------------------------------------------------------------------------------------------------
COMMON SHARES' OFFERING EXPENSES CHARGED TO PAID-IN-CAPITAL                      -                  -                      -
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net realized gain                                       -                  -                  (1.70)(i)
   Return of capital                                                             -              (0.03)                 (0.14)(i)
----------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                           -              (0.03)                 (1.84)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $    15.96      $       14.27     $            17.71
============================================================================================================================
MARKET VALUE, END OF PERIOD                                             $    15.95      $       14.26     $            17.62
============================================================================================================================
TOTAL RETURN (e)
   Net asset value                                                           11.84%            -19.17%                -10.54%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (thousands)                                $   51,434      $      39,564     $          197,026
   Ratio of net expenses to average net assets                                0.72%              0.76%(h)               1.25%
   Ratio of net investment income to average net assets                       0.29%              0.28%                 (0.13)%
   Portfolio turnover rate(g)                                                   48%               195%                   142%


(a) Results for periods prior to September 4, 2008 are of Claymore/Raymond James SB-1 Equity Fund, which commenced on May 19, 2006.

(b)   Before deduction of offering expenses charged to capital.

(c)   Based on average shares outstanding during the period.

(d)   Amount is less than $0.01.

(e) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. Prior to September 4, 2008, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of Claymore/Raymond James SB-1 Equity Fund. See Note 1 in the Notes to Financial Statements. A return calculated for a period of less than one year is not annualized.

(f)   Annualized.

(g) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(h) The annualized expense ratio is capped at 0.75% from the date of the reorganization. This ratio includes expenses for the Claymore/Raymond James SB-1 Equity Fund for the period prior to the reorganization.

(i) Subsequent to August 31, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2008 financial reporting period. This resulted in a $0.05 reclassification between distributions paid to common shareholders from and in excess of net realized gain and distributions paid to common shareholders from return of capital.

100 |

                                 FOR THE YEAR               FOR THE PERIOD
                                        ENDED                 MAY 19, 2006
                                   AUGUST 31,                      THROUGH
                                      2007(a)           AUGUST 31, 2006(a)
--------------------------------------------------------------------------
                         $              19.15      $                 19.10(b)
--------------------------------------------------------------------------
                                        (0.05)                       (0.00)(d)
                                         2.68                         0.09
--------------------------------------------------------------------------
                                         2.63                         0.09
--------------------------------------------------------------------------
                                            -                        (0.04)
--------------------------------------------------------------------------

                                        (0.11)                           -
                                            -                            -
--------------------------------------------------------------------------
                                        (0.11)                           -
--------------------------------------------------------------------------
                         $              21.67      $                 19.15
--------------------------------------------------------------------------
                         $              19.27      $                 17.50
==========================================================================

                                        13.78%                        0.26%

                         $            240,998      $               212,982
                                         1.09%                        1.12%(f)
                                       (0.06)%                       (0.06)%(f)
                                          166%                          41%

                                                              PROSPECTUS | 101

Guggenheim Sector Rotation ETF
(PREVIOUSLY NAMED THE CLAYMOE/ZACKS SECTOR ROTATION ETF PRIOR TO
SEPTEMBER 24, 2010)



                                                                                                            FOR THE PERIOD
                                                                                                             SEPTEMBER 21,
PER SHARE OPERATING PERFORMANCE                          FOR THE YEAR    FOR THE YEAR     FOR THE YEAR              2006**
FOR A SHARE OUTSTANDING                                         ENDED           ENDED            ENDED             THROUGH
THROUGHOUT THE PERIOD                                 AUGUST 31, 2010 AUGUST 31, 2009  AUGUST 31, 2008     AUGUST 31, 2007
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $       18.37   $       27.57    $       29.54    $          24.98
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                              0.07            0.23             0.18                0.17
   Net realized and unrealized gain (loss) on
     investments                                                 1.95           (9.29)           (1.96)               4.43
--------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                           2.02           (9.06)           (1.78)               4.60
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                        (0.05)          (0.14)           (0.14)(e)           (0.04)
   Return of capital                                            (0.12)              -            (0.05)(e)               -
--------------------------------------------------------------------------------------------------------------------------
   Total distributions                                          (0.17)          (0.14)           (0.19)              (0.04)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $       20.22   $       18.37    $       27.57    $          29.54
==========================================================================================================================
MARKET VALUE, END OF PERIOD                             $       20.23   $       18.35    $       27.55    $          29.61
==========================================================================================================================
TOTAL RETURN* (b)
   Net asset value                                              10.97%         -32.80%           -6.13%              18.41%
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (thousands)                $      20,239   $      26,647    $      97,910    $         65,010
   Ratio of net expenses to average net assets*                  0.65%           0.65%            0.65%               0.72%(c)
   Ratio of net investment income (loss) to
     average net assets*                                         0.34%           1.30%            0.60%               0.64%(c)
   Portfolio turnover rate (d)                                     83%            268%             167%                 47%

*If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                 1.17%           0.96%            0.80%               0.97%(c)
   Ratio of net investment income (loss) to
     average net assets                                         -0.18%           0.99%            0.45%               0.39%(c)


**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e) Subsequent to August 31, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2008 financial reporting period. This resulted in a $0.05 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from return of capital.

102 |

Guggenheim Spin-Off ETF
(PREVIOUSLY NAMED THE CLAYMORE/BEACON SPIN-OFF ETF PRIOR TO SEPTEMBER 24, 2010)


                                                                                                            FOR THE PERIOD
                                                                                                              DECEMBER 15,
PER SHARE OPERATING PERFORMANCE                          FOR THE YEAR    FOR THE YEAR    FOR THE YEAR               2006**
FOR A SHARE OUTSTANDING                                         ENDED           ENDED           ENDED              THROUGH
THROUGHOUT THE PERIOD                                 AUGUST 31, 2010 AUGUST 31, 2009 AUGUST 31, 2008      AUGUST 31, 2007
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $       16.13   $       21.76    $      29.02     $          25.18
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                              0.08            0.38            0.34                 0.04
   Net realized and unrealized gain (loss)                       3.01           (5.58)          (7.42)                3.80
--------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                           3.09           (5.20)          (7.08)                3.84
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                  (0.34)          (0.43)          (0.18)                   -
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $       18.88   $       16.13    $      21.76     $          29.02
==========================================================================================================================
MARKET VALUE, END OF PERIOD                             $       18.97   $       16.09    $      21.79     $          28.97
==========================================================================================================================
TOTAL RETURN* (b)
   Net asset value                                              19.20%         -23.14%         -24.50%               15.25%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (thousands)                $      14,162   $       8,066    $     15,232     $         50,793
   Ratio of net expenses to average net assets*                  0.65%           0.65%           0.69%                0.75%(c)
   Ratio of net investment income to average
     net assets*                                                 0.40%           2.83%           1.34%                0.17%(c)
   Portfolio turnover rate (d)                                     46%             89%             62%                  23%

*If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would

have been as follows:
   Ratio of total expenses to average net
     assets                                                      1.57%           1.90%           1.08%             1.11%(c)
   Ratio of net investment income (loss) to
     average net assets                                         -0.52%           1.58%           0.95%            -0.19%(c)


**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

                                                                PROSPECTUS | 103

For More Information

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
o Call your broker
o www.guggenheimfunds.com

DEALERS
o www.guggenheimfunds.com
o Distributor Telephone: (800) 345-7999

INVESTMENT ADVISER
Guggenheim Funds Investment Advisors, LLC
2455 Corporate West Drive
Lisle, Illinois 60532

DISTRIBUTOR
Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

LEGAL COUNSEL

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797



INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
155 North Wacker Drive
Chicago, IL 60606

A Statement of Additional Information dated December 31, 2010, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.


You will find additional information about each Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Funds' shareholder reports or the Statement of Additional Information by calling 1-800-345-7999. Free copies of the Funds' shareholder reports and the Statement of Additional Information are available from our website at www.guggenheimfunds.com.


Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-5850. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor
Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532


December 31, 2010


Investment Company Act File No. 811-21906


                                                            ETF-PRO-T1COMBO-1210


GUGGENHEIM

GUGGENHEIM

              PROSPECTUS

              WILSHIRE 5000 TOTAL MARKET ETF
              NYSE Arca ticker symbol: WFVK

              WILSHIRE 4500 COMPLETION ETF
              NYSE Arca ticker symbol: WXSP

              WILSHIRE US REIT ETF
              NYSE Arca ticker symbol: WREI

ETF           (LOGO) EXCHANGE-TRADED FUND


              December 31, 2010


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


                                                                         PAGE

Summary Information                                                         3
     Wilshire 5000 Total Market ETF                                         3
     Wilshire 4500 Completion ETF                                           8
     Wilshire US REIT ETF                                                  13
Additional Information About the Funds' Principal Investment Strategies
     and Principal Investment Risks                                        19
Non-Principal Investment Strategies                                        24
Non-Principal Risk Considerations                                          25
Disclosure of Portfolio Holdings                                           25
Investment Management Services                                             26
Purchase and Redemption of Shares                                          27
How to Buy and Sell Shares                                                 29
Frequent Purchases and Redemptions                                         34
Fund Service Providers                                                     34
Index Provider                                                             34
Disclaimers                                                                35
Federal Income Taxation                                                    36
Tax-Advantaged Product Structure                                           38
Other Information                                                          38
Financial Highlights                                                       38


2 |

Summary Information

Wilshire 5000 Total Market ETF
(WFVK)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Wilshire 5000 Total Market Index(SM) (the "Wilshire 5000(SM)" or the "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.


ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
--------------------------------------------------------------------------------
Management fees (comprehensive management fee)                             0.12%
--------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees(1)                                  --%
--------------------------------------------------------------------------------
Other expenses                                                             0.00%
--------------------------------------------------------------------------------
Total annual Fund operating expenses                                       0.12%
--------------------------------------------------------------------------------



(1). The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.


Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 ONE YEAR             THREE YEARS             FIVE YEARS              TEN YEARS
--------------------------------------------------------------------------------
 $12                  $94                     $182                    $443
--------------------------------------------------------------------------------


                                                                  PROSPECTUS | 3

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the period March 3, 2010 (the Fund's commencement of operations) through August 31, 2010, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.


Principal Investment Strategies

The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the Wilshire 5000. The Wilshire 5000 is a rules-based index comprised of, as of November 30, 2010, approximately 3,964 securities, including common stocks and real estate investment trusts ("REITs"). The Index may include securities of companies of all categories of market capitalizations (subject to the minimum requirements set forth below), as defined by Wilshire Associates Incorporated ("Wilshire" or the "Index Provider"). The Wilshire 5000 is designed to represent the total U.S. equity market and includes all U.S. equity securities that have readily available prices. The Index methodology is published at www.wilshire.com/Indexes/Broad/Wilshire5000/. The Fund will invest at least 80% of its total assets in equity securities that comprise the Wilshire 5000. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Wilshire 5000. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated. Guggenheim Funds Investment Advisors, LLC (the "Investment Adviser") and Guggenheim Partners Asset Management, LLC (the "Investment Sub-Adviser") seek a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser and Investment Sub-Adviser use quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These include market capitalization, economic sector, volatility and financial characteristics of the companies. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. However, the Fund may use replication to achieve its objective if practicable. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.


4 |

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.


Equity Risk. Equity risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.


Small- and Medium- Sized Company Risk. Investing in securities of small- and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Micro-cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

REIT Risk. Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. In addition, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The

                                                                  PROSPECTUS | 5
value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that are paid their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.


The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. Because the Fund utilizes a sampling approach (or if it otherwise holds investments other than those that comprise the Index), its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.


Concentration Risk. If the Index concentrates in an industry or group of industries the Fund's investments will be concentrated accordingly, In such event, the value of the Fund's Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.


THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND HAS NOT BEEN GUARANTEED, SPONSORED, RECOMMENDED, OR APPROVED BY THE UNITED STATES, OR ANY AGENCY, INSTRUMENTALITY OR OFFICER OF THE UNITED STATES, HAS NOT BEEN INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) AND IS NOT GUARANTEED BY AND IS NOT OTHERWISE AN OBLIGATION OF ANY BANK OR INSURED DEPOSITORY INSTITUTION.


Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and

6 |
lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.


Management

INVESTMENT ADVISER. Guggenheim Funds Investment Advisors, LLC.

INVESTMENT SUB-ADVISER. Guggenheim Partners Asset Management, LLC.

PORTFOLIO MANAGERS. The portfolio managers who are currently responsible for the day-to-day management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig has managed the Fund's portfolio since its inception, and Mr. Kanuri has managed the Fund's portfolio since May 2010.



Purchase and Sale of Shares


The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 100,000 Shares. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund will be listed for trading on the NYSE Arca, Inc. ("NYSE Arca") and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.


Payments to Broker-Dealers and Other
Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


                                                                  PROSPECTUS | 7

Wilshire 4500 Completion ETF
(WXSP)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Wilshire 4500 Completion Index(SM) (the "Wilshire 4500(SM)" or the "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
--------------------------------------------------------------------------------
Management Fees (comprehensive management fee)                            0.18%
--------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees(1)                                 --%
--------------------------------------------------------------------------------
Other expenses                                                            0.00%
--------------------------------------------------------------------------------
Total annual Fund operating expenses                                      0.18%
--------------------------------------------------------------------------------


(1). The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.


Example

The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


ONE YEAR          THREE YEARS            FIVE YEARS             TEN YEARS
------------------------------------------------------------------------------
$18               $113                   $216                   $518
------------------------------------------------------------------------------


8 |

Portfolio Turnover


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the period March 3, 2010 (the Fund's commencement of operations) through August 31, 2010, the Fund's portfolio turnover rate was 6% of the average value of its portfolio.


Principal Investment Strategies


The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the Wilshire 4500. The Wilshire 4500 is a rules-based index comprised of, as of November 30, 2010, approximately 3,468 securities of U.S. issuers, including common stocks and real estate investment trusts ("REITs"). The Index may include securities of companies of all categories of market capitalizations (subject to the minimum requirements set forth below), as defined by Wilshire Associates Incorporated ("Wilshire" or the "Index Provider"). The Wilshire 4500 is a subset of the Wilshire 5000 Total Market Index(SM) (the "Wilshire 5000"). Designed to represent the extended market, the Wilshire 4500 is the Wilshire 5000 with the components of the S&P 500 Index(R) excluded. The Index methodology is published at www.wilshire.com/Indexes/Broad/Wilshire4500/.

The Fund will invest at least 80% of its total assets in equity securities that comprise the Wilshire 4500. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Wilshire 4500. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated. Guggenheim Funds Investment Advisors, LLC (the "Investment Adviser") and Guggenheim Partners Asset Management, LLC (the "Investment Sub-Adviser") seek a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of
1.00 would represent perfect correlation.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser and Investment Sub-Adviser use quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These include market capitalization, economic sector, volatility and financial characteristics of the companies. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. However, the Fund may use replication to achieve its objective if practicable. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.


                                                                  PROSPECTUS | 9

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.


Equity Risk. Equity risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.


Small- and Medium- Sized Company Risk. Investing in securities of small- and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Micro-cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

REIT Risk. Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. In addition, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The

10 |
value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that are paid their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.


The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. Because the Fund utilizes a sampling approach (or if it otherwise holds investments other than those that comprise the Index), its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.


Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund's investments will be concentrated accordingly. In such event, the value of the Fund's Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.


THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND HAS NOT BEEN GUARANTEED, SPONSORED, RECOMMENDED, OR APPROVED BY THE UNITED STATES, OR ANY AGENCY, INSTRUMENTALITY OR OFFICER OF THE UNITED STATES, HAS NOT BEEN INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) AND IS NOT GUARANTEED BY AND IS NOT OTHERWISE AN OBLIGATION OF ANY BANK OR INSURED DEPOSITORY INSTITUTION.


Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and

                                                                 PROSPECTUS | 11
lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.


Management

INVESTMENT ADVISER. Guggenheim Funds Investment Advisors, LLC.


INVESTMENT SUB-ADVISER. Guggenheim Partners Asset Management, LLC.


Portfolio Managers. The portfolio managers who are currently responsible for the day-to-day management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig has managed the Fund's portfolio since its inception, and Mr. Kanuri has managed the Fund's portfolio since May 2010.



Purchase and Sale of Shares


The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 200,000 Shares. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund will be listed for trading on the NYSE Arca, Inc. ("NYSE Arca") and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.


Payments to Broker-Dealers and Other
Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


12 |

Wilshire US REIT ETF (WREI)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Wilshire US Real Estate Investment Trust Index(SM) ("Wilshire US REIT(SM)" or the "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
------------------------------------------------------------------------------
Management Fees (comprehensive management fee)                          0.32%
------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees(1)                               --%
------------------------------------------------------------------------------
Other expenses                                                          0.00%
------------------------------------------------------------------------------
Total annual Fund operating expenses                                    0.32%
------------------------------------------------------------------------------

(1). The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fee may be paid for at least 12 months from the date of this Prospectus.


Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


ONE YEAR         THREE YEARS               FIVE YEARS             TEN YEARS
------------------------------------------------------------------------------
$33              $157                      $293                   $690
------------------------------------------------------------------------------


                                                                PROSPECTUS | 13

Portfolio Turnover


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the period March 3, 2010 (the Fund's commencement of operations) through August 31, 2010, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.


Principal Investment Strategies


The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the Wilshire US REIT. The Wilshire US REIT is a rules-based index comprised of, as of November 30, 2010, approximately 92 securities, which may include securities of companies of all categories of market capitalizations, (subject to the minimum requirements set forth below), as defined by Wilshire Associates Incorporated ("Wilshire" or the "Index Provider"). The Wilshire US REIT is comprised primarily of real estate investment trusts ("REITs") and is derived from the broader Wilshire 5000 Total Market Index(SM). The Wilshire US REIT is weighted by float-adjusted market capitalization. The Index methodology is published at www.wilshire.com/Indexes/RealEstate/REIT/. The Fund will invest at least 80% of its total assets in equity securities that comprise the Wilshire US REIT. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Wilshire US REIT. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated. Guggenheim Funds Investment Advisors, LLC (the "Investment Adviser") and Guggenheim Partners Asset Management, LLC (the "Investment Sub-Adviser") seek a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.


14 |

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

REIT Risk. Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions (such as the turmoil experienced since 2007 in the residential and commercial real estate markets;) obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. In addition, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that are paid their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company. REITs are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT's distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures.

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact a real estate company's ability to meet its payment obligations.

Leverage Risk. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect the ability of the real estate company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a real estate company to make payments of any interest and principal on its debt securities will be adversely affected. These risks are especially applicable in conditions of declining real estate values, such as those experienced since 2007.

                                                                PROSPECTUS | 15

Liquidity Risk. Real estate is relatively illiquid and, therefore, a real estate company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions. These risks are especially applicable in conditions of declining real estate values, such as those experienced since 2007.


Management Risk. Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between real estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company's shareholders. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates.


Small- and Medium- Sized Company Risk. Investing in real estate companies may involve risks similar to those associated with investing in small or medium-sized capitalization companies. Investing in securities of small- and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Micro-cap Company Risk. Micro-cap companies involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of


16 |
development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.


The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise holds investments other than those that comprise the Index, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.


Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.


THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND HAS NOT BEEN GUARANTEED, SPONSORED, RECOMMENDED, OR APPROVED BY THE UNITED STATES, OR ANY AGENCY, INSTRUMENTALITY OR OFFICER OF THE UNITED STATES, HAS NOT BEEN INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) AND IS NOT GUARANTEED BY AND IS NOT OTHERWISE AN OBLIGATION OF ANY BANK OR INSURED DEPOSITORY INSTITUTION.


Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

                                                              PROSPECTUS | 17

Management

INVESTMENT ADVISER. Guggenheim Funds Investment Advisors, LLC.


INVESTMENT SUB-ADVISER. Guggenheim Partners Asset Management, LLC.


PORTFOLIO MANAGERS. The portfolio managers who are currently responsible for the day-to-day management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig has managed the Fund's portfolio since its inception, and Mr. Kanuri has managed the Fund's portfolio since May 2010.


Purchase and Sale of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 50,000 Shares. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund will be listed for trading on the NYSE Arca, Inc. ("NYSE Arca") and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.


Payments to Broker-Dealers and Other
Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


18 |

Additional Information About the Funds'


Principal Investment Strategies and
Principal Investment Risks


Investment Objective

Each Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Index Construction

WILSHIRE 5000 TOTAL MARKET INDEX


The Index methodology is published at
www.wilshire.com/Indexes/Broad/Wilshire5000/.


1.   To be included in the Wilshire 5000, an issue must:

     o Be the primary equity issue: a common stock or REIT;

     o Have its primary market listing in the United States;

     o Not be a bulletin-board issue, defined as a traded security that is not listed on NASDAQ or other national security exchange. These issues are not included because they generally do not consistently have readily-available prices.

2. The company's primary issue for Index valuation is determined based on the following criteria:

     o Market capitalization;

     o Trading volume;

     o Institutional holdings; and

     o Conversion rules (for companies with multiple share classes).

3. Changes to the composition of the Wilshire 5000 and updates of component shares and shares readily available for trading in the marketplace (commonly referred to as "float factors") are based on the following rules:

     o Composition Changes: The composition of the Wilshire 5000 is reviewed monthly. Additions and deletions are made after the close of trading on the third Friday of the month and are pre-announced by the second day prior to the implementation date.

           o Additions include any new non-component company - an IPO or new exchange listing - that meets the Index inclusion standards as of the close of trading on the second Friday of the month;

           o Deletions include any issue that ceases being traded on an exchange and starts trading over-the-counter, generally referred to as "pink sheet listed," or otherwise stops trading for ten consecutive days. The issue is removed

                                                                 PROSPECTUS | 19
             at its latest quoted value or at $0.01 if no recent quoted value is available. Until the monthly review, the issue remains in the Index at its last exchange-traded price;

           o Once a quarter, current component stocks with more than 20 non-trading days that have not been suspended are deleted. Suspended stocks are evaluated separately for removal;

           o In addition to the scheduled composition reviews, any issue that at any time fails to meet one or more of the Index membership requirements is removed from the Index as soon as prudently possible;

           o The Wilshire Index Oversight Committee may, at its discretion and if it has determined a company to be in extreme financial distress, remove the company from the Index if the committee deems the removal necessary to protect the integrity of the Index and interests of investors in products linked to the Index.

     o Share and Float Factor Updates:

           o Component shares and float factors are updated quarterly after the close of trading on the third Friday of March, June, September and December. The changes become effective at the opening of trading on the next business day;

           o In addition to the scheduled shares and float factor reviews, if the cumulative impact of corporate actions during the period between scheduled updates changes a company's float-adjusted shares outstanding by ten percent (10%)or more, the company's shares and float factor are updated as soon as prudently possible. Share and float changes based on corporate actions are implemented using standard Wilshire Indexes procedures;

           o Shares and float factors of bulletin-board and pink-sheet stocks are not adjusted until they are returned to exchange listings, except to account for stock splits and reverse splits. Companies that are re-listed as of the close of trading on the second Friday of each month will have their shares and float adjustments made at the same time as the monthly Index additions and deletions, after the close of trading on the third Friday of each month.

4. Share Treatment and Float Adjustment: The following rules describe the treatment of shares and the application of float factors:

     o Shares outstanding for multiple classes of stock are combined into the primary issue's shares outstanding to reflect the company's total market capitalization;

     o Float adjustments are based on block ownership of each class of stock, and then are combined to determine total float for a company's combined shares;

     o Float-adjustment factors will be implemented only if the blocked shares are greater than five percent (5%) of the company's total shares outstanding.

5.   The Index is weighted by float-adjusted market capitalization.

20 |

WILSHIRE 4500 COMPLETION INDEX


The Index methodology is published at
www.wilshire.com/Indexes/Broad/Wilshire4500/.


1.   To be included in the Wilshire 4500, an issue must:

        o Be the primary equity issue: a common stock or REIT;

        o Have its primary market listing in the United States;

        o Not be included in the Standard & Poor's 500 Index; and

        o Not be a bulletin-board issue, defined as a traded security that is not listed on NASDAQ or other national security exchange. These issues are not included because they generally do not consistently have readily-available prices.

2. The company's primary issue for index valuation is determined based on the following criteria:

        o Market capitalization;

        o Trading volume;

        o Institutional holdings; and

        o Conversion rules (for companies with multiple share classes).

3. Changes to the composition of the Wilshire 4500 and updates of component shares and shares readily available for trading in the marketplace (commonly referred to as "float factors") are based on the following rules:

        o Composition Changes: The composition of the Wilshire 4500 is reviewed monthly. Additions and deletions are made after the close of trading on the third Friday of the month and are pre-announced by the second day prior to the implementation date.

             o Additions include any new non-component company - an IPO or new exchange listing - that meets the Index inclusion standards as of the close of trading on the second Friday of the month;

             o Deletions include any issue that ceases being traded on an exchange and starts trading over-the-counter, generally referred to as "pink sheet listed," or otherwise stops trading for ten consecutive days. The issue is removed at its latest quoted value or at $0.01 if no recent quoted value is available. Until the monthly review, the issue remains in the Index at its last exchange-traded price;

             o Once a quarter, current component stocks with more than 20 non-trading days that have not been suspended are deleted. Suspended stocks are evaluated separately for removal;

             o In addition to the scheduled composition reviews, any issue that at any time fails to meet one or more of the Index membership requirements is removed from the Index as soon as prudently possible;

             o The Wilshire Index Oversight Committee may, at its discretion and if it has determined a company to be in extreme financial distress, remove the

                                                                 PROSPECTUS | 21
               company from the Index if the committee deems the removal necessary to protect the integrity of the Index and interests of investors in products linked to the Index.

        o Share and Float Factor Updates:

          o Component shares and float factors are updated quarterly after the close of trading on the third Friday of March, June, September and December. The changes become effective at the opening of trading on the next business day;

          o In addition to the scheduled shares and float factor reviews, if the cumulative impact of corporate actions during the period between scheduled updates changes a company's float-adjusted shares outstanding by ten percent (10%) or more, the company's shares and float factor are updated as soon as prudently possible. Share and float changes based on corporate actions are implemented using standard Index procedures;

          o Shares and float factors of bulletin-board and pink-sheet stocks are not adjusted until they are returned to exchange listings, except to account for stock splits and reverse splits. Companies that are re-listed as of the close of trading on the second Friday of each month will have their shares and float adjustments made at the same time as the monthly Index additions and deletions, after the close of trading on the third Friday of each month.

4. Share Treatment and Float Adjustment: The following rules describe the treatment of shares and the application of float factors:

     o Shares outstanding for multiple classes of stock are combined into the primary issue's shares outstanding to reflect the company's total market capitalization;

     o Float adjustments are based on block ownership of each class of stock, and then are combined to determine total float for a company's combined shares;

     o Float-adjustment factors will be implemented only if the blocked shares are greater than five percent (5%) of the company's total shares outstanding.

5.   The Index is weighted by float-adjusted market capitalization.

WILSHIRE US REIT INDEX


The Index methodology is published at www.wilshire.com/Indexes/RealEstate/REIT/.


1. To be included in the Wilshire US REIT Index, an issue must be for a company that:

       o Is both an equity owner and operator of commercial and/or residential real estate. Businesses excluded from the Wilshire US REIT Index include: mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large land owners and sub-dividers of unimproved land, hybrid REITs, and timber REITs, as well as companies that have more than 25 percent (25%) of their assets in direct mortgage investments;

       o Has a minimum total market capitalization of at least $200 million at the time of its inclusion;

22 |

       o Has at least 75 percent (75%) of the company's total revenue derived from the ownership and operation of real estate assets as determined by the Index Provider utilizing proprietary analysis of company financial statements and other public filings; and

       o Has liquidity of its stock commensurate with that of other institutionally-held real estate securities.

2. Periodic and ongoing reviews of the composition of the Wilshire US REIT Index and the number of shares outstanding of current and potential Index constituents are conducted based on the following rules:

        o Routine additions and deletions to the Wilshire US REIT Index, as well as share updates, are made quarterly after the close of trading on the third Friday of March, June, September, and December. The changes become effective at the opening of trading on the next business day;

        o During the quarter a component company's shares outstanding will be adjusted whenever and at the same time as a change in that company is made in the Wilshire 5000;

        o Wilshire utilizes proprietary analysis of company financial statements and public filings to determine the percentage of mortgage investments that make up a REIT's assets and to categorize a REIT as either an equity REIT, mortgage REIT or hybrid REIT (a REIT involved in both equity and mortgage REIT activities). A company will be removed from the Wilshire US REIT Index if direct mortgage investments represent more than 25 percent (25%) of the company's assets for two consecutive quarters or if the company is reclassified as a mortgage or hybrid REIT; and

        o An equity REIT that elects to drop its REIT status and become taxed as a C corporation will be removed from the Wilshire US REIT Index.

3.   A company will be removed from the Wilshire US REIT Index if:

        o If less than 50 percent (50%) of its total revenue is generated from the ownership and operation of real estate assets for two consecutive quarters, as determined by Wilshire through proprietary analysis of company financials statements and public filings.

        o Its stock becomes illiquid or has more than ten non-trading days during the previous quarter;

        o Its stock is delisted by its primary market due to failure to meet financial or regulatory requirements;

        o Its total market capitalization falls below $100 million and remains at that level for two consecutive quarters;

        o If a component company enters bankruptcy proceedings, it will be removed from the Wilshire US REIT Index and will remain ineligible for re-inclusion until it has emerged from bankruptcy. However, the Wilshire Index Oversight Committee may, following a review of the bankrupt company and the issues involved in the filing, decide to keep the company in the Wilshire US REIT Index;

                                                                 PROSPECTUS | 23

        o The Wilshire Index Oversight Committee may, at its discretion and if it has determined a company to be in extreme financial distress, remove the company from the Wilshire US REIT Index if the committee deems the removal necessary to protect the integrity of the Index and interests of investors in products linked to the Index.

4. The Wilshire US REIT Index is weighted by float-adjusted market capitalization.


Non-Principal Investment Strategies

As a principal investment strategy and as described above, each Fund will invest at least 80% of its total assets in component securities that comprise its respective Index. As non- principal investment strategies, each Fund may invest its remaining assets in equity securities not included in its underlying index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular bond or bond index) and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by each Fund in seeking performance that corresponds to its respective Index, and in managing cash flows, but will not be used for hedging purposes. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential market declines. The Investment Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE Arca is open) for additions and deletions to each Fund's Index to be reflected in the portfolio composition of the Fund.


Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.


Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. Each Fund may lend its portfolio securities in an amount up to 33 1/3 of its assets, but each Fund currently expects to only lend its portfolio securities to a much more limited extent. Securities lending is not a principal investment strategy of the Funds.

The policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees without shareholder approval.


24 |

Non-Principal Risk Considerations

In addition to the principal risks described previously, there are certain other non-principal risks related to investing in the Funds.


Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value. The NAV of each Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Investment Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Index trading individually or in the aggregate at any point in time.

However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAV), the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending. Although each Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Funds will bear the risk of loss of any cash collateral that they invest.


Leverage. To the extent that each Fund borrows money in the limited circumstances set forth under "Non-Principal Investment Strategies", it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund's portfolio securities. These risks are described further in the Statement of Additional Information.


Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

                                                                 PROSPECTUS | 25

Investment Management Services


Investment Adviser


Guggenheim Funds Investment Advisors, LLC ("Guggenheim Funds Advisors" or the "Investment Adviser") (formerly known as Claymore Advisors, LLC), a wholly-owned subsidiary of Guggenheim Funds Services Group, Inc., ("Guggenheim Funds Group") (formerly known as Claymore Group Inc.), acts as the Funds' investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. Guggenheim Funds Distributors, Inc. ("Guggenheim Funds Distributors") (formerly known as Claymore Securities, Inc.) currently offers exchange-traded funds, unit investment trusts and closed-end funds. Guggenheim Funds Group is a wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"), a global, diversified financial services firm with more than $100 billion in assets under supervision. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.

Pursuant to the Advisory Agreement, each Fund pays the Investment Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of the Fund's average daily net assets set forth below:


NAME OF FUND                                                      ADVISORY FEE
-------------------------------------------------------------------------------
Wilshire 5000 Total Market ETF                                    0.12%
-------------------------------------------------------------------------------
Wilshire 4500 Completion ETF                                      0.18%
-------------------------------------------------------------------------------
Wilshire US REIT ETF                                              0.32%
-------------------------------------------------------------------------------

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of each Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (such as expenses relating to a meeting of the Fund's shareholders).

The Investment Adviser's unitary management fee is designed to pay each Fund's expenses and to compensate the Investment Adviser for providing services for the Fund.


Investment Sub-Adviser

Guggenheim Partners Asset Management, LLC ("GPAM"), an indirect wholly-owned subsidiary of Guggenheim, serves as each Fund's investment sub- adviser pursuant to a sub-advisory


26 |
agreement with the Investment Adviser (the "Sub-Advisory Agreement"). Guggenheim is a diversified financial services firm whose primary business lines include asset management, investment advisory, fixed income brokerage, institutional finance, and merchant banking. Through its affiliates, including GPAM, Guggenheim has more than $100 billion of assets under supervision. GPAM is located at 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401 and Guggenheim is located at 227 West Monroe Street, Chicago, Illinois 60606.

Pursuant to the Sub-Advisory Agreement, the Investment Adviser pays the Investment Sub-Adviser on a monthly basis 50% of the net advisory fees the Investment Adviser receives from each Fund.

Approval of Advisory Agreements


A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement and Sub-Advisory Agreement is available in each Fund's annual report to shareholders dated August 31, 2010.


Portfolio Management


The portfolio managers who are currently responsible for the day-to-day management of each Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig has managed each Fund's portfolio since its inception. Mr. Kanuri has managed each Fund's portfolio since May 2010.

Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Guggenheim Funds Distributors and joined Guggenheim Funds Distributors in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

Mr. Kanuri is a Vice President, ETF Portfolio Management, of the Investment Adviser and Guggenheim Funds Distributors and joined Guggenheim Funds Distributors in October of 2006. Prior to joining Guggenheim Funds Distributors, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001- 2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.


The Statement of Additional Information provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the funds he manages.

Purchase and Redemption of Shares

General


The Shares will be issued or redeemed by each Fund at net asset value per Share only in Creation Unit size.

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund will be listed for trading on the secondary market on the NYSE Arca. Each Fund may liquidate and terminate at any time without Shareholder approval.


                                                                 PROSPECTUS | 27

Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds will trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that each Fund's Shares can be issued and redeemed in Creation Units, the Investment Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Funds will trade under the NYSE Arca symbol set forth in the chart below, subject to notice of issuance.

NAME OF FUND                                     NYSE ARCA TICKER SYMBOL
-------------------------------------------------------------------------------
WILSHIRE 5000 TOTAL MARKET ETF                   WFVK
-------------------------------------------------------------------------------
Wilshire 4500 Completion ETF                     WXSP
-------------------------------------------------------------------------------
Wilshire US REIT ETF                             WREI
-------------------------------------------------------------------------------
Share prices are reported in dollars and cents per Share.


Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 100,000 shares for the Wilshire 5000 Total Market ETF, 200,000 shares for the Wilshire 4500 Completion ETF and 50,000 shares for the Wilshire US REIT ETF.


Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of each Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or "street name" form.

28 |

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of each Fund's shares on the NYSE Arca may differ from each Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca will disseminate the approximate value of Shares of each Fund every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of each Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and each Fund does not make any warranty as to its accuracy.


The net asset value per Share of each Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. Shares will not be priced on regular or national holidays or other days on which the NYSE is closed. NAV per Share is determined by dividing the value of each Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange or on the principal OTC market on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, including restricted securities, are valued by the Investment Adviser by a method that the Investment Adviser believes accurately reflects fair value, pursuant to policies adopted by the Board of Trustees and subject to the ultimate supervision of the Board of Trustees. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security's value or meaningful portion of a Fund's portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.


                                                                 PROSPECTUS | 29

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with each Fund must have entered into an authorized participant agreement with the distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." For those Authorized Participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade.

Orders must be placed in proper form by or through either (i) a "Participating Party" i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of The Depository Trust Company ("DTC Participant") that has entered into an agreement with the Trust, the distributor and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, "Authorized Participant" or "AP"). All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of certain custom orders, placed at the request of the AP and as further described in the Statement of Additional Information, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day's closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

30 |

A fixed creation transaction fee (the "Creation Transaction Fee") is applicable to each transaction regardless of the number of Creation Units purchased in the transaction as set forth below:

NAME OF FUND                                     CREATION TRANSACTION FEE
-------------------------------------------------------------------------------
Wilshire 5000 Total Market ETF                   $2,400
-------------------------------------------------------------------------------
Wilshire 4500 Completion ETF                     $3,000
-------------------------------------------------------------------------------
Wilshire US REIT ETF                             $  500
-------------------------------------------------------------------------------

An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of each Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. Any such transaction effected must be effected outside the Clearing Process. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Legal Restrictions on Transactions in
Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at each Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund's custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of each Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for each Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable

                                                                PROSPECTUS | 31
redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

An order to redeem Creation Units of each Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE Arca (normally 4:00 p.m. Eastern time) in order to receive that day's closing NAV per Share. In the case of certain custom orders, placed at the request of the AP and as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction as set forth below:

NAME OF FUND                                     REDEMPTION TRANSACTION FEE
-------------------------------------------------------------------------------
Wilshire 5000 Total Market ETF                   $2,400
-------------------------------------------------------------------------------
Wilshire 4500 Completion ETF                     $3,000
-------------------------------------------------------------------------------
Wilshire US REIT ETF                             $  500
-------------------------------------------------------------------------------

An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, each Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of each Fund's income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as "distributions."


The Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."


Income dividends, if any, are distributed to shareholders quarterly for the Wilshire US REIT ETF and annually for the Wilshire 5000 Total Market ETF and Wilshire 4500 Completion ETF. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, each Fund intends to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying

32 |
investment securities as if each Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Distribution Plan and Service Plan

The Board of Trustees of the Trust has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.


No 12b-1 fees are currently paid by each Fund, and there are no current plans to impose these fees. In addition, no such fees may be paid in the future without further approval by the Board of Trustees, and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of each Fund's assets on an ongoing basis, these fees will increase the cost of your investment in each Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to the Shares will be reduced by the amount of distribution fees and service fees and other expenses of each Fund.

The Investment Adviser or its affiliates may make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making shares of a Fund and certain other Guggenheim funds available to their customers. Such payments, which may be significant to the intermediary, are not made by a Fund. Rather, such payments are made by the Investment Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Guggenheim funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend a Fund or other Guggenheim funds over another investment. More information regarding these payments is contained in each Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM THE INVESTMENT ADVISER OR ITS AFFILIATES.


                                                                 PROSPECTUS | 33

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by each Fund's shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its shares at NAV for a basket of securities intended to mirror each Fund's portfolio, plus a small amount of cash, and each Fund's Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by each Fund's shareholders or (b) any attempts to market time each Fund by its shareholders would result in negative impact to each Fund or its shareholders.

Fund Service Providers


Guggenheim Funds Investment Advisors, LLC is the administrator of the Funds.


The Bank of New York Mellon is the custodian and fund accounting and transfer agent for the Funds.

Dechert LLP serves as legal counsel to the Funds.


Ernst & Young LLP serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds and perform other audit-related and tax services.


Index Provider

Wilshire Associates Incorporated ("Wilshire") is the Index Provider for the Funds. Wilshire is not affiliated with the Trust, the Investment Adviser, or the distributor. The Investment Adviser has entered into a license agreement with Wilshire to use each Index. Each Fund is entitled to use its underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser.

34 |

Disclaimers


Wilshire(R), the Wilshire Indexes(SM) and the Wilshire 5000 Total Market Index(SM), Wilshire 4500 Completion Index(SM) and Wilshire US Real Estate Investment Trust Index(SM) (together, the "Indices") are service marks of Wilshire Associates Incorporated ("Wilshire") and have been licensed for use by Claymore. All content of the Wilshire Indexes(SM) and Wilshire 5000 Total Market Index(SM), Wilshire 4500 Completion Index(SM) and Wilshire US Real Estate Investment Trust Index(SM) is (c) 2010 Wilshire Associates Incorporated, all rights reserved. Wilshire has no relationship with the Investment Adviser, other than the licensing of the Wilshire 5000 Total Market Index(SM), Wilshire 4500 Completion Index(SM) and Wilshire US Real Estate Investment Trust Index(SM) and its service marks for use in connection with the Wilshire 5000 Total Market ETF, Wilshire 4500 Completion ETF and Wilshire US REIT ETF (together, the "Funds").


Wilshire does not: sponsor, endorse, sell or promote the Funds; recommend that any person invest in the Funds or any other securities; have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds; have any responsibility or liability for the administration, management or marketing of the Funds; consider the needs of the Funds or the owners of the Funds in determining, composing or calculating the Indices or have any obligation to do so.

Wilshire shall have no liability in connection with the Funds. Specifically, Wilshire makes no representation or warranty, express or implied, regarding: the results to be obtained by the Funds, the owner of the Funds or any other person in connection with the use of the Indices and the data included in the Indices; the accuracy or completeness of the Indices and any related data; the merchantability or the fitness for a particular purpose or use of the Indices and/or its related data; Wilshire shall not have any liability for any errors, omissions or interruptions in the Indices or related data; and under no circumstances will Wilshire be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Wilshire knows that they might occur.


The licensing agreement between the Investment Adviser and Wilshire is solely for their benefit and not for the benefit of the owners of the Funds or any other third parties.


The Investment Adviser does not guarantee the accuracy and/or the completeness of each Index or any data included therein, and the Investment Adviser shall have no liability for any errors, omissions or interruptions therein.

                                                                 PROSPECTUS | 35

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

o   Your Fund makes distributions,

o   You sell your Shares listed on the NYSE Arca, and

o   You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly for the Wilshire US REIT ETF and annually for the Wilshire 5000 Total Market ETF and Wilshire 4500 Completion ETF. Long-term capital gains, if any, are distributed annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Funds. Dividends paid out of the Funds' income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.


Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that the holding period and other requirements are met by the Fund and the shareholder. Thereafter, without future Congressional action, the maximum rate of long-term capital gain will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.


Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.


Dividends and interest received by a Fund and capital gains may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.


If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

36 |

By law, each Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for individuals is currently 28%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss realized on the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units


An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted under the rules governing "wash sales" on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.


Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Fund Shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

                                                                 PROSPECTUS | 37

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on a Fund's portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

Other Information

For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in
Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the respective Fund (assuming reinvestment of all dividends and distributions). This information has been derived from each Fund's financial statements which have been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.


38 |

Wilshire 5000 Total Market ETF

                                                              FOR THE PERIOD
                                                             MARCH 9, 2010**
PER SHARE OPERATING PERFORMANCE                                      THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                AUGUST 31, 2010
----------------------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                    $          25.01
----------------------------------------------------------------------------
    INCOME FROM INVESTMENT OPERATIONS
       Net investment income (a)                                        0.22
       Net realized and unrealized gain (loss) on
         investments                                                   (1.96)
----------------------------------------------------------------------------
         Total from investment operations                              (1.74)
----------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                          $          23.27
============================================================================
    MARKET VALUE, END OF PERIOD                             $          23.37
============================================================================
    TOTAL RETURN (b)
      Net asset value                                                  -6.96%
    RATIOS AND SUPPLEMENTAL DATA
      Net assets, end of period (thousands)                 $          2,327
      Ratio of net expenses to average net assets                       0.12%(c)
      Ratio of net investment income to average net
        assets                                                          1.82%(c)
      Portfolio turnover rate (d)                                          3%


(*) Commencement of investment operations.

(a) Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c) Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.


                                                                 PROSPECTUS | 39

Wilshire 4500 Completion ETF

                                                              FOR THE PERIOD
                                                             MARCH 9, 2010**
PER SHARE OPERATING PERFORMANCE                                      THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                AUGUST 31, 2010
----------------------------------------------------------------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                    $          25.05
----------------------------------------------------------------------------
    INCOME FROM INVESTMENT OPERATIONS
       Net investment income (loss) (a)                                 0.14
       Net realized and unrealized gain (loss)                         (1.83)
----------------------------------------------------------------------------
         Total from investment operations                              (1.69)
----------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                          $          23.36
============================================================================
    MARKET VALUE, END OF PERIOD                             $          23.44
============================================================================
    TOTAL RETURN* (B)
      Net asset value                                                  -6.75%
    RATIOS AND SUPPLEMENTAL DATA
      Net assets, end of period (thousands)                 $          4,672
      Ratio of net expenses to average net assets*                      0.18%(c)
      Ratio of net investment income to average net
        assets*                                                         1.18%(c)
      Portfolio turnover rate (d)                                          6%


(*) Commencement of investment operations.

(a) Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c) Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.


40 |

Wilshire US REIT ETF


                                                              FOR THE PERIOD
                                                             MARCH 9, 2010**
PER SHARE OPERATING PERFORMANCE                                      THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                AUGUST 31, 2010
----------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                        $         25.28
----------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss) (a)                                    0.45
    Net realized and unrealized gain (loss) on
      investments                                                       1.71
----------------------------------------------------------------------------
       Total from investment operations                                 2.16
----------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                                               (0.09)
   Capital gains                                                       (0.07)
----------------------------------------------------------------------------
       Total distributions                                             (0.16)
----------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                              $         27.28
============================================================================
 MARKET VALUE, END OF PERIOD                                 $         27.17
============================================================================
 TOTAL RETURN (B)
   Net asset value                                                      8.59%
 RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (thousands)                    $         5,455
    Ratio of net expenses to average net assets                         0.32%(c)
    Ratio of net investment income (loss) to average net
      assets                                                            3.53%(c)
    Portfolio turnover rate (d)                                            5%


(**)Commencement of investment operations.

(a) Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c) Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.


                                                                 PROSPECTUS | 41

                      This page intentionally left blank.

For More Information

Existing Shareholders or Prospective Investors

o Call your broker


o www.guggenheimfunds.com


DEALERS


o www.guggenheimfunds.com
o Distributor Telephone: (800) 345-7999


INVESTMENT ADVISER


Guggenheim Funds Investment Advisors, LLC
2455 Corporate West Drive
Lisle, Illinois 60532


INVESTMENT SUB-ADVISER

Guggenheim Partners Asset Management, LLC
100 Wilshire Boulevard, Suite 500
Santa Monica, California 90401

DISTRIBUTOR


Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532


CUSTODIAN

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

LEGAL COUNSEL

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP
155 North Wacker Drive
Chicago, Illinois 60606

A Statement of Additional Information dated December 31, 2010, which contains more details about each Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.


You will find additional information about each Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Funds' shareholder reports or the Statement of Additional Information by calling 1-800-345-7999. Free copies of the Funds' shareholder reports and the Statement of Additional Information are available from our website at www.guggenheimfunds.com.


Information about the Funds, including their reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

Prospectus

Distributor


Guggenheim Funds Distributors,, Inc.


2455 Corporate West Drive
Lisle, Illinois 60532


DECEMBER 31, 2010


Investment Company Act File No. 811-21906


                                                       ETF-PRO-WFVKWXSPWREI-1210


GUGGENHEIM

(Guggenheim Logo)

(Guggenheim ETF Logo)

PROSPECTUS

Wilshire Micro-Cap ETF
NYSE Arca ticker symbol: WMCR

EXCHANGE TRADED FUNDS

December 31, 2010

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
                                                                        PAGE
Summary Information                                                       3

Additional Information About the Fund's Principal Investment Strategies
    and Principal Investment Risks                                        9

Non-Principal Investment Strategies                                      11

Non-Principal Risk Considerations                                        11

Disclosure of Portfolio Holdings                                         12

Investment Management Services                                           13

Purchase and Redemption of Shares                                        15

How to Buy and Sell Shares                                               16

Frequent Purchases and Redemptions                                       21

Fund Service Providers                                                   21

Index Provider                                                           21

Disclaimers                                                              21

Federal Income Taxation                                                  22

Tax-Advantaged Product Structure                                         24

Other Information                                                        24

Financial Highlights                                                     24


2 |

SUMMARY INFORMATION

WILSHIRE MICRO-CAP ETF (WMCR)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Wilshire US Micro-Cap Index(SM) (the "Wilshire Micro-Cap" or the "Index").

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)
--------------------------------------------------------------------------------
Management fees (comprehensive management fee)                            0.50%
--------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees(2)                                 --%
--------------------------------------------------------------------------------
Other expenses                                                            0.00%
--------------------------------------------------------------------------------
Total annual Fund operating expenses                                      0.50%
--------------------------------------------------------------------------------
1. Expenses have been vested to reflect current fees in effect as of August 20, 2010.
2. The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this prospectus.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------
ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
--------------------------------------------------
$51         $215           $392          $907
--------------------------------------------------


                                                                  PROSPECTUS | 3

PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the fiscal year ended August 31, 2010, the Fund's portfolio turnover rate was 191% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES


The Fund, using a low cost "passive" or "indexing" investment approach, will seek to replicate, before the Fund's fees and expenses, the performance of the Wilshire Micro-Cap. The Wilshire Micro-Cap is a rules-based index comprised of, as of November 30, 2010, approximately 1,471 securities of micro-capitalization companies, as defined by Wilshire Associates Incorporated ("Wilshire" or the "Index Provider"). The Wilshire Micro-Cap is designed to represent micro-sized companies and is a subset of the Wilshire 5000 Total Market Index(SM) (the "Wilshire 5000"). The Wilshire Micro-Cap represents a float-adjusted, market capitalization-weighted index of the issues ranked below 2500 by market capitalization of the Wilshire 5000. The Index methodology is published at www.wilshire.com/Indexes/Wilshire/MicroCap/. Under normal conditions, the Fund will invest at least 80% of its total assets in securities of micro-capitalization companies. In addition, the Fund will invest at least 80% of its total assets in equity securities that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated. Guggenheim Funds Investment Advisors, LLC (the "Investment Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.


The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These include market capitalization, economic sector, volatility and financial characteristics of the companies. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. However, the Fund may use replication to achieve its objective if practicable. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.


Prior to August 20, 2010, the Fund's name was the "Claymore/Sabrient Stealth ETF," and the Fund sought to replicate an index called the "Sabrient Stealth Index."

4 |

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. Equity risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Micro-Cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. As the Fund utilizes a sampling approach (and/or if the Fund otherwise holds investments other than those that comprise the Index), its return may not correlate as well with the return on the Index as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.

Concentration Risk. If the Index concentrates in an industry or group of industries the Fund's investments will be concentrated accordingly. In such event, the value of the Fund's

                                                                  PROSPECTUS | 5

Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.


THE FUND'S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN THE FUND HAS NOT BEEN GUARANTEED, SPONSORED, RECOMMENDED, OR APPROVED BY THE UNITED STATES, OR ANY AGENCY, INSTRUMENTALITY OR OFFICER OF THE UNITED STATES, HAS NOT BEEN INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) AND IS NOT GUARANTEED BY AND IS NOT OTHERWISE AN OBLIGATION OF ANY BANK OR INSURED DEPOSITORY INSTITUTION.


FUND PERFORMANCE

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available at www.guggenheimfunds.com.

CALENDAR YEAR TOTAL RETURN AS OF 12/31

Bar Chart:

2007:  -16.07%
2008:  -40.26%
2009:   17.96%

The Fund commenced operations on September 21, 2006. The Fund's year-to-date total return was 3.91% as of September 30, 2010.

During the periods shown in the chart above, the Fund's highest and lowest calendar quarter returns were 22.85% and -30.85%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

6 |

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

                                                                        SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                INCEPTION
PERIOD ENDED DECEMBER 31, 2009                               1 YEAR (9/21/06)
-----------------------------------------------------------------------------
Return Before Taxes                                          17.96%   -12.07%
Return After Taxes on Distributions                          17.56%   -12.73%
Return After Taxes on Distributions and Sale of Fund Shares 11.67% -10.35% Sabrient Stealth Index (reflects no deduction for fees,
 expenses or taxes)                                          19.12%   -11.30%
Standard & Poor's 500[R] Index (reflects no deduction
 for fees, expenses or taxes)                                26.46%     3.02%
-----------------------------------------------------------------------------

MANAGEMENT


INVESTMENT ADVISER. Guggenheim Funds Investment Advisors, LLC.


PORTFOLIO MANAGERS. The portfolio managers who are currently responsible for the day-today management of the Fund's portfolio are Chuck Craig, CFA and Saroj Kanuri, CFA. Mr. Craig has managed the Fund's portfolio since its inception, while Mr. Kanuri has managed the Fund's portfolio since May 2010.

PURCHASE AND SALE OF SHARES

The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 100,000 Shares. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the NYSE Arca, Inc. ("NYSE Arca") and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

                                                                  PROSPECTUS | 7

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


8 |

ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS


INVESTMENT OBJECTIVE

The Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

INDEX CONSTRUCTION


The Index methodology is published at www.wilshire.com/Indexes/Wilshire/Micro Cap/.


1.   To be included in the Wilshire Micro-Cap, an issue must:

     o    Be the primary equity issue: a common stock or REIT;

     o    Have its primary market listing in the United States;

     o Not be a bulletin-board issue, defined as a traded security that is not listed on NASDAQ or other national security exchange. These issues are not included because they generally do not consistently have readily-available prices;

     o For initial inclusion in the Wilshire Micro-Cap, be below the 2,500 issue by market capitalization in the Wilshire 5000 on March and September of each year.

     o    For ongoing inclusion:

          o constituents of the Wilshire Micro-Cap ranked among the largest 2,000 issues by market capitalization within the Wilshire 5000 on March and September of each year replace the lowest ranked constituents of the Wilshire US Small-Cap Index; and

          o a component security cannot be a constituent of the Wilshire US Small- Cap Index.

2. The company's primary issue for index valuation is determined based on the following criteria:

     o    Market capitalization;

     o    Trading volume;

     o    Institutional holdings; and;

     o    Conversion rules (for companies with multiple share classes).

3. Changes to the composition of the Index and updates of component shares and shares readily available for trading in the marketplace (commonly referred to as "float factors") are based on the following rules:

     o    Composition Changes:

          o The composition of the Index is reviewed monthly. Additions and deletions are made after the close of trading on the third Friday of the month and are pre-announced by the second day prior to the implementation date;

                                                                  PROSPECTUS | 9

          o Additions include any new non-component company - an IPO or new exchange listing - that meets the Index's inclusion standards as of the close of trading on the second Friday of the month;

          o Deletions include any issue that ceases being traded on an exchange and starts trading over-the-counter, generally referred to as "pink sheet listed," or otherwise stops trading for ten consecutive days. The issue is removed at its latest quoted value or at $0.01 if no recent quoted value is available. Until the monthly review, the issue remains in the Index at its last exchange traded price;

          o Once a quarter, current component stocks with more than 20 non-trading days that have not been suspended are deleted. Suspended stocks are evaluated separately for removal;

          o In addition to the scheduled composition reviews, any issue that at any time fails to meet one or more of the Index membership requirements is removed from the Index as soon as prudently possible;

          o The Wilshire Index Oversight Committee may, at its discretion and if it has determined a company to be in extreme financial distress, remove the company from the Index if the committee deems the removal necessary to protect the integrity of the Index and interests of investors in products linked to the Index.

     o    Share and Float Factor Updates:

          o Component shares and float factors are updated quarterly after the close of trading on the third Friday of March, June, September and December. The changes become effective at the opening of trading on the next business day;

          o In addition to the scheduled shares and float factor reviews, if the cumulative impact of corporate actions during the period between scheduled updates changes a company's float-adjusted shares outstanding by ten percent (10%) or more, the company's shares and float factor are updated as soon as prudently possible. Share and float changes based on corporate actions are implemented using standard Index procedures;

          o Shares and float factors of bulletin-board and pink-sheet stocks are not adjusted until they are returned to exchange listings, except to account for stock splits and reverse splits. Companies that are re-listed as of the close of trading on the second Friday of each month will have their shares and float adjustments made at the same time as the monthly Index additions and deletions, after the close of trading on the third Friday of each month.

4. Share Treatment and Float Adjustment: The following rules describe the treatment of shares and the application of float factors:

     o Shares outstanding for multiple classes of stock are combined into the primary issue's shares outstanding to reflect the company's total market capitalization;

     o Float adjustments are based on block ownership of each class of stock, and then are combined to determine total float for a company's combined shares;

     o Float-adjustment factors will be implemented only if the blocked shares are greater than five percent (5%) of the company's total shares outstanding.

5. The Index is weighted by float-adjusted  market capitalization.

10 |

NON-PRINCIPAL INVESTMENT STRATEGIES


As a principal investment strategy and as described above, the Fund will invest at least 80% of its total assets in component securities that comprise its underlying Index. As non-principal investment strategies, the Fund may invest its remaining assets in equity securities not included in its underlying Index, money market instruments (including repurchase agreements or other funds which invest exclusively in money market instruments), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular bond or bond index) and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to its underlying Index, and in managing cash flows, but will not be used for hedging purposes. The Fund may also invest in real estate investment trusts ("REITs") to the extent REITs are included in the Index. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential market declines. The Investment Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE Arca is open) for additions and deletions to the Fund's Index to be reflected in the portfolio composition of the Fund.


The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The Fund may lend its portfolio securities in an amount up to 331/3% of its assets, but the Fund currently expects to only lend its portfolio securities to a much more limited extent. Securities lending is not a principal investment strategy of the Fund.

The policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees without shareholder approval.

NON-PRINCIPAL RISK CONSIDERATIONS

In addition to the principal risks described previously, there are certain non-principal risks related to investing in the Fund.

REIT Risk. Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. In addition, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under

                                                                 PROSPECTUS | 11
federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Small Company Risk. Certain of the companies in which the Fund may invest may at times be considered small-capitalization, rather than micro-capitalization, companies. Investing in securities of small companies involves greater risk than is customarily associated with investing in more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value. The NAV of the Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Investment Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Index trading individually or in the aggregate at any point in time.

However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAV), the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Leverage. To the extent that the Fund borrows money in the limited circumstances described above under "Non-Principal Investment Strategies," it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's portfolio securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

12 |

INVESTMENT MANAGEMENT SERVICES

INVESTMENT ADVISER


Guggenheim Funds Investment Advisors, LLC ("Guggenheim Funds Advisors" or the "Investment Adviser") (formerly known as Claymore Advisors, LLC), a wholly-owned subsidiary of Guggenheim Funds Services Group, Inc., ("Guggenheim Funds Group") (formerly known as Claymore Group Inc.), acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. Guggenheim Funds Distributors, Inc. ("Guggenheim Funds Distributors") (formerly known as Claymore Securities, Inc.) currently offers exchange-traded funds, unit investment trusts and closed-end funds. Guggenheim Funds Group is a wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"), a global, diversified financial services firm with more than $100 billion in assets under supervision. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.

Prior to August 20, 2010, the Fund paid the Investment Adviser an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.50% of the Fund's average daily net assets. The Fund's Investment Adviser contractually agreed to pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year, at least until December 31, 2012. The offering costs excluded from the 0.60% Expense Cap were: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser entered into an agreement (the "Expense Agreement") in which the Investment Adviser agreed to pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below the Expense Cap. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap. In addition to advisory fees, the Fund paid all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees (other than those who are affiliated persons of the Investment Adviser) and all other ordinary business expenses not specifically assumed by the Investment Adviser.


Effective August 20, 2010, pursuant to the revised Advisory Agreement, the Fund pays the Investment Adviser a unitary management fee for the services and facilities it provides

                                                                 PROSPECTUS | 13
payable on a monthly basis at the annual rate of 0.50% of the Fund's average daily net assets.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Investment Adviser's unitary management fee is designed to pay the Fund's expenses and to compensate the Investment Adviser for providing services for the Fund.

APPROVAL OF ADVISORY AGREEMENT

A discussion regarding the basis for the Board of Trustees' approval of the revised Advisory Agreement is available in the Fund's annual report to shareholders dated August 31, 2010.

PORTFOLIO MANAGERS

The portfolio managers who are currently responsible for the day-to-day management of the Fund's portfolio are Chuck Craig, CFA and Saroj Kanuri. Mr. Craig has managed the Fund's portfolio since its inception, while Mr. Kanuri has managed the Fund's portfolio since May 2010.

Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Guggenheim Funds Distributors, Inc. and joined Guggenheim Funds Distributors, Inc. in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

Mr. Kanuri is a Vice President, ETF Portfolio Management, of the Investment Adviser and Guggenheim Funds Distributors, Inc. and joined Guggenheim Funds Distributors, Inc. in October of 2006. Prior to joining Guggenheim Funds Distributors, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001-2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

The Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the funds they manage.

14 |

PURCHASE AND REDEMPTION OF SHARES

GENERAL

The Shares are issued or redeemed by the Fund at net asset value per Share only in Creation Unit size.


Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. The Fund may liquidate and terminate at any time without shareholder approval. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund's Shares are issued and redeemed in Creation Units, the Investment Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca symbol WMCR.


Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 100,000 Shares.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or "street name" form.

                                                                 PROSPECTUS | 15

HOW TO BUY AND SELL SHARES

PRICING FUND SHARES

The trading price of the Fund's shares on the NYSE Arca may differ from the Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca will disseminate the approximate value of Shares of the Fund every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The net asset value per Share of the Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. Shares will not be priced on regular or national holidays or other days on which the NYSE is closed. NAV per Share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.


Equity securities are valued at the last reported sale price on the principal exchange or on the principal OTC market on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, including restricted securities, are valued by the Investment Adviser by a method that the Investment Adviser believes accurately reflects fair value, pursuant to policies adopted by the Board of Trustees and subject to the ultimate supervision of the Board of Trustees. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security's value or meaningful portion of the Fund's portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.


16 |

CREATION UNITS

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

HOW TO BUY SHARES

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." For those Authorized Participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade.

Orders must be placed in proper form by or through either (i) a "Participating Party" i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or
(ii) a participant of The Depository Trust Company ("DTC Participant") that has entered into an agreement with the Trust, the distributor and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, "Authorized Participant" or "AP"). All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of certain custom orders, placed at the request of the AP and as further described in the Statement of Additional Information, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day's closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

                                                                 PROSPECTUS | 17

A fixed creation transaction fee per transaction (the "Creation Transaction Fee") of $3,000 is applicable to each transaction regardless of the number of Creation Units purchased in the transaction for the Fund. An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

LEGAL RESTRICTIONS ON TRANSACTIONS IN CERTAIN SECURITIES

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

REDEMPTION OF SHARES

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund's custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

18 |

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE Arca (normally 4:00 p.m. Eastern time) in order to receive that day's closing NAV per Share. In the case of certain custom orders, placed at the request of the AP and as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $3,000 per transaction is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction for the Fund. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

DISTRIBUTIONS

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund's income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as "distributions."


The Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."


Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund intends to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

                                                                 PROSPECTUS | 19

DISTRIBUTION PLAN AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. In addition, no such fees may be paid in the future without further approval by the Board of Trustees, and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to the Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.


The Investment Adviser or its affiliates may make payments to broker-dealers, banks or other financial intermediaries (together, "intermediaries") related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or their making shares of the Fund and certain other Guggenheim funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Investment Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Guggenheim funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other Guggenheim funds over another investment. More information regarding these payments is contained in the Fund's SAI. PLEASE CONTACT YOUR SALESPERSON OR OTHER INVESTMENT PROFESSIONAL FOR MORE INFORMATION REGARDING ANY SUCH PAYMENTS HIS OR HER FIRM MAY RECEIVE FROM THE INVESTMENT ADVISER OR ITS AFFILIATES.


20 |

FREQUENT PURCHASES AND REDEMPTIONS

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund's shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the Fund's portfolio, plus a small amount of cash, and the Fund's Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund's shareholders or (b) any attempts to market time the Fund by its shareholders would result in negative impact to the Fund or its shareholders.

FUND SERVICE PROVIDERS

Guggenheim Funds Investment Advisors, LLC is the administrator of the Fund.

The Bank of New York Mellon is the custodian and fund accounting and transfer agent for the Fund.

Dechert LLP serves as legal counsel to the Fund.


Ernst & Young LLP serves as the Fund's independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund and perform other audit-related tax services.


INDEX PROVIDER

Wilshire Associates Incorporated ("Wilshire") is the Index Provider for the Fund. Wilshire is not affiliated with the Trust, the Investment Adviser, or the distributor. The Investment Adviser has entered into a license agreement with Wilshire to use the Index. The Fund is entitled to use its underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser.

DISCLAIMERS

Wilshire[R], the Wilshire Indexes(SM) and the Wilshire US Micro-Cap Index(SM) are service marks of Wilshire Associates Incorporated ("Wilshire") and have been licensed for use by Claymore. All content of the Wilshire Indexes(SM) is [C]2010 Wilshire Associates Incorporated, all rights reserved. Wilshire has no relationship with the Investment Adviser, other than the licensing of the Index and its service marks for use in connection with the Fund.

Wilshire does not: sponsor, endorse, sell or promote the Fund; recommend that any person invest in the Fund or any other securities; have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund; have any responsibility or liability for the administration, management or marketing of the Fund; consider the needs of the Fund or the owners of the Fund in determining, composing or calculating the Indices or have any obligation to do so.

                                                                 PROSPECTUS | 21

Wilshire shall have no liability in connection with the Fund. Specifically, Wilshire makes no representation or warranty, express or implied, regarding: the results to be obtained by the Fund, the owner of the Fund or any other person in connection with the use of the Index and the data included in the Index; the accuracy or completeness of the Index and any related data; the merchantability or the fitness for a particular purpose or use of the Index and/or related data; Wilshire shall not have any liability for any errors, omissions or interruptions in the Index or related data; and under no circumstances will Wilshire be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Wilshire knows that they might occur.

The licensing agreement between the Investment Adviser and Wilshire is solely for their benefit and not for the benefit of the owners of the Fund or any other third parties.

The Investment Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Investment Adviser shall have no liability for any errors, omissions or interruptions therein.

FEDERAL INCOME TAXATION

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

     o    The Fund makes distributions,

     o    You sell your Shares listed on the NYSE Arca, and

     o    You purchase or redeem Creation Units.


TAXES ON DISTRIBUTIONS

Dividends from net investment income, if any, are declared and paid annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.


Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that the holding period and other requirements are met by the Fund and the shareholder. Thereafter, without future Congressional action, the maximum rate of long-term capital gain will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.


22 |

Distributions in excess of the Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.


Dividends and interest received by the Fund and capital gains may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.


If you are not a citizen or permanent resident of the United States, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

By law, the Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for individuals is currently 28%.

TAXES ON EXCHANGE-LISTED SHARES SALES

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

An Authorized Purchaser who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted under the rules governing "wash sales" on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

                                                                 PROSPECTUS | 23

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Fund Shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

TAX-ADVANTAGED PRODUCT STRUCTURE

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund's portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

OTHER INFORMATION

For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

24 |

WILSHIRE MICRO-CAP ETF
                                                                                               FOR THE PERIOD
                                                                                                SEPTEMBER 21,
                                              FOR THE YEAR     FOR THE YEAR    FOR THE YEAR            2006**
                                                     ENDED            ENDED           ENDED           THROUGH
PER SHARE OPERATING PERFORMANCE                 AUGUST 31,       AUGUST 31,      AUGUST 31,        AUGUST 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD         2010             2009            2008              2007
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   14.19      $    22.04       $    26.25         $   25.15
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (a)                            0.25            0.35             0.57              0.22
 Net realized and unrealized gain (loss)              0.04           (7.65)           (4.34)             0.95
-------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                   0.29           (7.30)           (3.77)             1.17
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 From and in excess of net investment income         (0.15)          (0.55)           (0.44)            (0.07)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $   14.33      $    14.19       $    22.04         $   26.25
-------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                      $   14.38      $    14.11       $    22.02         $   26.18
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN* (B)
 Net asset value                                      1.97%         -32.91%          -14.44%             4.64%
RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (thousands)           $   4,311      $    3,560       $    8,834         $  18,394
Ratio of net expenses to average
   net assets*                                        0.64%(c)        0.65%(d)         0.67%(d )         0.84%(d)(e)
 Ratio of net investment income to average
   net assets*                                        1.61%(c)        2.54%(d)         2.44%(d )         0.83%(d)(e)
 Portfolio turnover rate (f)                           191%            194%             180%               61%
*If certain expenses had not been waived or reimbursed
by the Adviser, total return would have been lower
and the ratios would have been as follows:
 Ratio of total expenses to average
   net assets                                         4.06%(c)        3.47%            1.75%             1.51%(e)
 Ratio of net investment income (loss)
   to average net assets                             -1.81%(c)       -0.28%            1.36%             0.16%(e)

**   Commencement of investment operations

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c) The 0.60% expense cap ratio was replaced with a 0.50% unitary investment advisory fee on August 20, 2010.

(d)  Reflects an expense cap of 0.60%

(e)  Annualized.

(f) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.



                                                                 PROSPECTUS | 25

FOR MORE INFORMATION

Existing Shareholders or Prospective Investors

o    Call your broker
o    www.guggenheimfunds.com


DEALERS

o    www.guggenheimfunds.com
o    Distributor Telephone: (800) 345-7999


INVESTMENT ADVISER
Guggenheim Funds Investment Advisors, LLC
2455 Corporate West Drive
Lisle, Illinois 60532

DISTRIBUTOR
Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

LEGAL COUNSEL
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
155 North Wacker Drive
Chicago, Illinois 60606

A Statement of Additional Information dated December 31, 2010, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in the annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund's performance during the last fiscal year.

You can ask questions or obtain a free copy of the Fund's shareholder reports or the Statement of Additional Information by calling 1-800-345-7999. Free copies of the Fund's shareholder reports and the Statement of Additional Information are available from our website at www.guggenheimfunds.com.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor
Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532

DECEMBER 31, 2010

Investment Company Act File No. 811-21906

Guggenheim Logo                                                ETF-PRO-WMCR-1210

                    INVESTMENT COMPANY ACT FILE NO. 811-21906

                       CLAYMORE EXCHANGE-TRADED FUND TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                             DATED DECEMBER 31, 2010


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated December 31, 2010 for the Guggenheim International Small Cap LDRs ETF (NYSE Arca: XGC) and Guggenheim BRIC ETF (NYSE
Arca: EEB), each a series of the Claymore Exchange-Traded Fund Trust (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Guggenheim Funds Distributors, Inc., or by calling toll free 1-800-345-7999.



Table of Contents


                                                                         Page


GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS..............................3


EXCHANGE LISTING AND TRADING................................................3


INVESTMENT RESTRICTIONS AND POLICIES........................................4


INVESTMENT POLICIES AND RISKS...............................................6


GENERAL CONSIDERATIONS AND RISKS............................................9


MANAGEMENT.................................................................12


BROKERAGE TRANSACTIONS.....................................................28


ADDITIONAL INFORMATION CONCERNING THE TRUST................................28


CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS......................32


TAXES......................................................................50


FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS.....................52


DETERMINATION OF NAV.......................................................53


DIVIDENDS AND DISTRIBUTIONS................................................53


MISCELLANEOUS INFORMATION..................................................53


FINANCIAL STATEMENTS.......................................................54

                  GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS



         The Trust was organized as a Delaware statutory trust on May 24, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 25 investment portfolios. This Statement of Additional Information relates to the following investment portfolios: the Guggenheim International Small Cap LDRs ETF and the Guggenheim BRIC ETF (each, a "Fund" and together, the "Funds"). Each Fund is based on an underlying index (each, an "Underlying Index" and together, "Underlying Indexes"). The Guggenheim BRIC ETF is "non-diversified" and, as such, the Fund's investments are not required to meet certain diversification requirements under the 1940 Act(1). The shares of the Funds are referred to herein as "Shares" or "Fund Shares."


         The Funds are managed by Guggenheim Funds Investment Advisors, LLC ("Guggenheim Funds Advisors" or the "Investment Adviser") (formerly known as Claymore Advisors, LLC).

         The Funds offer and issue Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in the Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The Funds' Shares are listed on the NYSE Arca, Inc. (the "NYSE Arca"). Fund Shares will trade on the NYSE Arca at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

         The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

                          EXCHANGE LISTING AND TRADING

         There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of Shares of the Funds will continue to be met. The NYSE Arca may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of a Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will remove the Shares of a Fund from listing and trading upon termination of such Fund.

--------------------
(1) If a Fund's investments are "diversified" under the 1940 Act for a period of three years, the Fund will then be considered "diversified" and will not be able to convert to a non- diversified fund without the approval of shareholders.

         As in the case of other stocks traded on the NYSE Arca, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

         The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.


                      INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT OBJECTIVE

         The investment objective of the Guggenheim International Small
Cap LDRs ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the "The Bank of New York Mellon Small Cap Select ADR Index."(1)

         The investment objective of the Guggenheim BRIC ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called "The Bank of New York Mellon BRIC Select ADR Index" (the "BNY Mellon BRIC Index" or the "Underlying Index").
(2)

INVESTMENT RESTRICTIONS

         The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Funds' respective investment restrictions, numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

         (1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

         (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

         (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

         (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

         (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

--------------------

(1) Prior to September 24, 2010, the Fund's name was the Claymore/BNY Mellon International Small Cap LDRs ETF.

(2) Prior to September 24, 2010, the Fund's name was the Claymore/BNY Mellon BRIC ETF.

         (7) Issue senior securities, except as permitted under the 1940 Act.


         Pursuant to restriction (1), if a Fund's Underlying Index is concentrated in an industry or group of industries, the Fund will concentrate its investments accordingly. If a Fund's Underlying Index ceases to concentrate in an industry or group of industries, the Fund will cease concentrating its investments accordingly.


         Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

         With respect to restriction (2)(ii), each Fund does not currently intend to make investments or engage in other transactions constituting borrowing for 1940 Act purposes where such investments or transactions are for leverage or the purchase of investments.

         The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

         In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board of Trustees without shareholder approval. A Fund may not:

         (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

         (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

         (3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

         (4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

         (5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

         With respect to investment in illiquid securities, if changes in the values of a Fund's securities cause the Fund's holdings of illiquid securities to exceed the 15% limitation (as if liquid securities have become illiquid), the Fund will take such actions as it deems appropriate and practicable to attempt to reduce its holdings of illiquid securities.

         The Funds do not currently intend to engage in short sales.

         The investment objective of each Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

                          INVESTMENT POLICIES AND RISKS

         The discussion below supplements, and should be read in conjunction with, the "Non-Principal Investment Strategies" and "Non-Principal Risk Considerations" sections of the Prospectus.


         Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Pursuant to positions of the SEC staff, these loans cannot exceed 33 1/3% of the Fund's total assets. Voting rights in respect of such lent securities will typically pass to the borrower, but the Funds retain the right to call any security in anticipation of a vote that the Investment Adviser deems material to the security on loan.


         Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the applicable Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, a Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

         Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and
(ii) securities dealers ("Qualified Institutions"). The Investment Adviser will monitor the continued creditworthiness of Qualified Institutions.


         The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.


         The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

         Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Investment Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered a form of borrowing. Accordingly, each Fund may invest up to 33 1/3% of its total assets in reverse repurchase agreements, but each Fund currently expects to only invest in reverse repurchase agreements to a much more limited extent. Reverse repurchase agreeements are not part of each Fund's principal investment strategy.

         Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Investment Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.


         Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, or as otherwise permitted by the SEC, each Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.


         Real Estate Investment Trusts ("REITs"). Each Fund may invest in the securities of real estate investment trusts to the extent allowed by law, which pool investors' funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, a Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

         Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

         Currency Transactions. Each Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

         A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

         Futures and Options. Each Fund may utilize exchange-traded futures and options contracts and swap agreements.

         Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

         Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

         After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

         Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index. Under such circumstances, the Investment Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components. Each Fund will not use such instruments for hedging purposes.

         An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

         Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

         Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in each Fund's Prospectus and this Statement of Additional Information.

         Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

         The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

         The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, each Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

                        GENERAL CONSIDERATIONS AND RISKS

         A discussion of the risks associated with an investment in each Fund is contained in the Prospectus in the "Principal Investment Risks" and "Non-Principal Risk Considerations" sections. The discussion below supplements, and should be read in conjunction with, the "Principal Investment Risks" section of the Prospectus.

         An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

         An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

         Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

         The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

         The discussion below supplements, and should be read in conjunction with, the "Non-Principal Risk Considerations" section of the Prospectus.

         Risks of Currency Transactions. Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of its Underlying Index and may lower the Fund's return. A
Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, a Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

         Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

         Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the applicable Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying futures contracts it has sold.

         The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

         Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the applicable Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Investment Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

         Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting a Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

         Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

         Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor -- (e.g., a Fund may not receive the net amount of payments that it contractually is entitled to receive). Each Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

                                   MANAGEMENT

         Trustees and Officers



         The general supervision of the duties performed by the Investment Adviser for each Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Board of Trustees currently consists of five Trustees, all of whom have no affiliation or business connection with the Investment Adviser, the Distributor or any of their affiliated persons and do not own any stock or other securities issued by the Investment Adviser (the "non-interested" or "independent" Trustees ("Independent Trustees")).

         The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser. As of the date of this SAI, the Fund Complex consists of the Trust's 25 portfolios, 13 separate portfolios of Claymore Exchange-Traded Fund Trust 2 and 15 closed-end management investment companies.

                                                  TERM OF                                    NUMBER OF
                                                 OFFICE AND                                PORTFOLIOS IN    OTHER DIRECTORSHIPS
        NAME, ADDRESS AND          POSITION(S)   THE LENGTH          PRINCIPAL              FUND COMPLEX          HELD BY
        YEAR OF BIRTH OF           HELD WITH      OF TIME      OCCUPATION(S) DURING         OVERSEEN BY        TRUSTEES DURING
      INDEPENDENT TRUSTEES*          TRUST        SERVED**        PAST 5 YEARS               TRUSTEES        THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes                  Trustee      Since 2006   Private Investor.                 48          None.
Year of Birth: 1951                                          Formerly, Senior Vice
                                                             President, Treasurer
                                                             (1993-1997),
                                                             President, Pizza Hut
                                                             International
                                                             (1991-1993) and Senior
                                                             Vice President,
                                                             Strategic Planning and
                                                             New Business
                                                             Development
                                                             (1987-1990) of
                                                             PepsiCo, Inc.
                                                             (1987-1997).

Roman                              Trustee      Since 2010   Founder of Roman Friedrich        41          Director of
Friedrich III                                                & Company, which specializes                  GFM
Year of                                                      in the provision of                           Resources
Birth: 1946                                                  financial advisory services                   Ltd.
                                                             to corporations in                            (2005-present),
                                                             the resource                                  Zincore
                                                             sector (1998-present).                        Metals
                                                             Formerly, Managing                            Inc.
                                                             Director of TD Securities                     (2009-present),
                                                             (1996-1998);                                  StrataGold
                                                             Managing Director of                          Corporation
                                                             Lancaster Financial Ltd.                      (2003-2009),
                                                             (1990-1996); Managing                         and Gateway Gold
                                                             Director of Burns Fry                         Corp. (2004-
                                                             Ltd. (1980-1984); President                   2008).
                                                             of Chase Manhattan Bank
                                                             (Canada) Ltd. (1975-1977).


Robert B.                          Trustee      Since 2010   Consultant (1998-                 42          Director of
Karn III                                                     present). Formerly,                           Peabody
Year of                                                      Managing Partner,                             Energy Company
Birth: 1942                                                  Financial and Economic                        (2003-present),
                                                             Consulting, St.                               Natural
                                                             Louis office                                  Resource
                                                             of Arthur Andersen, LLP                       Partners,
                                                             (1977-1997).                                  LLC (2002-present)
                                                                                                           and Kennedy
                                                                                                           Capital Management,
                                                                                                           Inc. (2002-present).

Ronald E. Toupin, Jr.              Trustee      Since 2006   Retired.  Formerly                48          None.
Year of Birth: 1958                                          Vice President,
                                                             Manager and
                                                             Portfolio Manager
                                                             of Nuveen Asset
                                                             Management
                                                             (1998-1999), Vice
                                                             President of Nuveen
                                                             Investment Advisory
                                                             Corporation
                                                             (1993-1999), Vice
                                                             President and
                                                             Manager of Nuveen
                                                             Unit Investment
                                                             Trusts (1991-1999),
                                                             and Assistant Vice
                                                             President and
                                                             Portfolio Manager
                                                             of Nuveen Unit
                                                             Investment Trusts
                                                             (1988-1999), each
                                                             of John Nuveen &
                                                             Company, Inc.
                                                             (1982-1999).

                                     13


                                                  TERM OF                                   NUMBER OF
                                                 OFFICE AND                                PORTFOLIOS IN    OTHER DIRECTORSHIPS
        NAME, ADDRESS AND         POSITION(S)    THE LENGTH          PRINCIPAL              FUND COMPLEX          HELD BY
        YEAR OF BIRTH OF          HELD WITH      OF TIME      OCCUPATION(S) DURING         OVERSEEN BY        TRUSTEES DURING
      INDEPENDENT TRUSTEES*         TRUST        SERVED**        PAST 5 YEARS               TRUSTEES        THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg                   Trustee      Since 2006   Partner of Nyberg &            51             None.
Year of Birth: 1953                                          Cassioppi, LLC, a law
                                                             firm specializing in
                                                             Corporate Law, Estate
                                                             Planning and Business
                                                             Transactions
                                                             (2000-present).
                                                             Formerly, Executive
                                                             Vice President,
                                                             General Counsel, and
                                                             Corporate Secretary of
                                                             Van Kampen Investments
                                                             (1982-1999).

         *The business address of each Trustee is c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

         **This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The executive officers of the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.


NAME, ADDRESS AND AGE OF        POSITION(S) HELD  LENGTH OF TIME
EXECUTIVE OFFICER               WITH TRUST        SERVED*           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson               Chief Legal       Since 2008        Senior Managing Director, General Counsel
Year of birth: 1959             Officer                             and Corporate Secretary (2007-present) of
                                                                    Guggenheim Funds Investment Advisors, LLC and
                                Chief             Since 2010        Guggenheim Funds Distributors, Inc.; Chief Legal
                                Executive                           Officer of certain funds in the Fund Complex.
                                Officer                             Formerly, Associate General Counsel (2000-
                                                                    2007) of NYSE Euronext, Inc. Formerly,
                                                                    Archipelago Holdings, Inc.  Senior Managing
                                                                    Director and Associate General Counsel
                                                                    (1997-2000) of ABN Amro Inc. Formerly,
                                                                    Senior Counsel in the Enforcement Division
                                                                    (1989-1997) of the U.S. Securities and
                                                                    Exchange Commission.

John L. Sullivan                Chief Financial  Since 2010         Senior Managing Director and Head of Fund
Year of birth: 1955             Officer, Chief                      Administration of Guggenheim Funds Investment
                                Accounting                          Advisors, LLC (2010-present). Chief Financial
                                Officer and                         Officer, Chief Accounting Officer and Treasurer
                                Treasurer                           for certain funds in the Fund Complex. Formerly,
                                                                    Managing Director and Chief Compliance Officer for
                                                                    each of the funds in the Van Kampen Investments
                                                                    fund complex (2004-2010). Formerly, Managing
                                                                    Director and Head of Fund Accounting and
                                                                    Administration for Morgan Stanley Investment
                                                                    Management (2002-2004).

Bruce Saxon                    Chief Compliance  Since 2006         Vice President, Fund Compliance Officer of
Year of birth: 1957            Officer                              Guggenheim Funds Distributors, Inc. (2006-present).
                                                                    Chief Compliance Officer of certain funds
                                                                    in the Fund Complex. Formerly, Chief
                                                                    Compliance Officer/Assistant Secretary of
                                                                    Harris Investment Management, Inc.
                                                                    (2003-2006). Director-Compliance of
                                                                    Harrisdirect LLC (1999-2003).


                                        15


Elizabeth H. Hudson             Secretary         Since 2010        Assistant General Counsel of Guggenheim
Year of Birth: 1980                                                 Funds Services Secretary Group Inc. (2009-
                                                                    present). Assistant Secretary of certain
                                                                    funds in the Fund Complex. Formerly,
                                                                    Associate at Bell, Boyd & Lloyd LLP (n/k/a K&L
                                                                    Gates LLP) (2007-2008). J.D., Northwestern
                                                                    University (2004-2007).

William H. Belden III           Vice President    Since 2006        Managing Director of Guggenheim Funds
Year of birth: 1965                                                 Distributors, Inc. (2005-present). Formerly, Vice
                                                                    President of Product Management at Northern
                                                                    Trust Global Investments (1999-2005); Vice
                                                                    President of Stein Roe & Farnham
                                                                    (1995-1999).

Chuck Craig                     Vice President    Since 2006        Managing Director (2006-present), Vice
Year of birth: 1967                                                 President (2003-2006) of Guggenheim Funds
                                                                    Distributors, Inc. Formerly, Assistant Vice
                                                                    President, First Trust Portfolios, L.P.
                                                                    (1999-2003); Analyst, PMA Securities, Inc.
                                                                    (1996-1999).

David A. Botset                 Vice President    Since 2010        Senior Vice President, Guggenheim Funds
Year of Birth: 1974                                                 Distributors, Inc. (2008 to present). Formerly
                                                                    Vice President, Guggenheim Funds
                                                                    Distributors, Inc. (2007-2008); Assistant
                                                                    Vice President, Investment Development
                                                                    and Oversight, Nuveen Investments(2004-
                                                                    2007); Assistant Vice President Internal Sales
                                                                    and Service, Nuveen Investments.

James Howley                    Assistant         Since 2006        Vice President, Fund Administration of
Year of birth: 1972             Treasurer                           Guggenheim Funds Distributors, Inc. (2004-
                                                                    present). Formerly, Manager, Mutual Fund
                                                                    Administration  of Van Kampen Investments,
                                                                    Inc.

Mark J.  Furjanic               Assistant         Since 2008        Vice President, Fund Administration-Tax
Year of birth: 1959             Treasurer                           (2005-present) of Guggenheim Funds Investment
                                                                    Advisors, LLC and Guggenheim Funds Distributors,
                                                                    Inc.; Assistant Treasurer of certain funds in
                                                                    the Fund Complex. Formerly, Senior Manager
                                                                    (1999-2005) for Ernst & Young LLP.


Donald P. Swade                 Assistant         Since 2008        Vice President, Fund Administration
Year of birth: 1972             Treasurer                           (2006-present) of Guggenheim Funds Investment
                                                                    Advisors, LLC and Guggenheim Funds Distributors,
                                                                    Inc.; Assistant  Treasurer of certain funds in the
                                                                    Fund  Complex. Formerly, Manager-Mutual Fund
                                                                    Financial Administration (2003-2006) for
                                                                    Morgan Stanley/Van Kampen Investments.


Mark E. Mathiasen               Assistant         Since 2008        Vice President; Assistant General Counsel
Year of birth: 1978             Secretary                           of Guggenheim Funds Services Group, Inc. (2007-present).
                                                                    Secretary of certain funds in the Fund
                                                                    Complex. Previously, Law Clerk, Idaho State
                                                                    Courts (2003-2006).

______________________

* The business address of each Officer is c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

         For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.


                                                                                           AGGREGATE DOLLAR RANGE OF
                        DOLLAR RANGE OF EQUITY                                              EQUITY SECURITIES IN ALL
                          SECURITIES IN THE                                                    REGISTERED INVESTMENT
                              GUGGENHEIM                DOLLAR RANGE OF                      COMPANIES OVERSEEN BY
                      INTERNATIONAL SMALL CAP LDRS     EQUITY SECURITIES                       TRUSTEE IN FAMILY OF
                                  ETF                 GUGGENHEIM BRIC ETF                     INVESTMENT COMPANIES
NAME OF TRUSTEE        (AS OF AUGUST 31, 2010)       (AS OF AUGUST 31, 2010)                 (AS OF AUGUST 31, 2010)

INDEPENDENT TRUSTEES
Randall C. Barnes                None                         None                                 Over $100,000
Roman Friedrich III              None                         None                                     None
Robert B. Karn III               None                         None                                $10,001-50,000
Ronald A. Nyberg                 None                         None                                 Over $100,000
Ronald E. Toupin                 None                         None                                     None



         As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of a Fund.

Board Leadership Structure

         The primary responsibility of the Board of Trustees is to represent the interests of each Fund and to provide oversight of the management of each Fund. Each Fund's day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of five Trustees, all of whom (including the chairman) are Independent Trustees. Generally, the Board acts by majority vote of all the Trustees, which includes a majority vote of the Independent Trustees.


         The Board has appointed an Independent Chairperson, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee each Fund's activities, review contractual arrangements with service providers, review each Fund's financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

Qualifications and Experience of Trustees and Nominees

         The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a demonstrated willingness to take an independent and questioning view of management.

         The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Trust's business and structure. References to the qualifications, attributes and skills of Trustees do not constitute holding out of any Trustee as being an expert in such area.

         Randall C. Barnes. Mr. Barnes has served as a Trustee of the Trust and other funds in the Fund Complex since 2003. Mr. Barnes also serves on the board of certain funds sponsored by Claymore Investments, Inc., a wholly-owned subsidiary of Guggenheim Funds Services Group, Inc. Through his service as a Trustee of the Trust and as chairman of the Audit Committee, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc., and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

         Roman Friedrich III. Mr. Friedrich has served as a trustee of other funds in the Fund Complex since 2004. Mr. Friedrich also serves on the board of certain fund sponsored by Claymore Investments, Inc., a wholly owned subsidiary of Guggenheim Funds Services Group, Inc. Through his service as a trustee of other funds in the Fund Complex, his service on other public company boards, his experience as founder and chairman of Roman Friedrich & Company, a financial advisory firm and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

         Robert B. Karn III. Mr. Karn has served as a trustee of other funds in the Fund Complex since 2004. Through his service as a trustee of other funds in the Fund Complex, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters.


         Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Trust and other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and as chairman of the Nominating & Governance Committee, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.


         Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Trust and other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and as chairman of the Board, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

         Each Trustee also now has considerable familiarity with the Trust, its adviser and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of certain funds in the Fund Complex.

Board's Role in Risk Oversight

         Consistent with its responsibility for oversight of the Trust, the Board, among other things, oversees risk management of each Fund's investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks each Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to each Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board's supervision, the officers of the Trust, the Adviser and other service providers to each Fund also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board's periodic review of each Fund's advisory and other service provider agreements, the Board may consider risk management aspects of the service providers' operations and the functions for which they are responsible.

         The Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Funds' independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Funds' Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Funds' compliance program. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds' performance. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Funds. With respect to valuation, the Board oversees a pricing committee comprised of Trust officers and Adviser personnel and has approved Fair Valuation procedures applicable to valuing each Fund's securities, which the Board and the Audit Committee periodically reviews. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Role of Diversity in Considering Board Candidates

         In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board's composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

Board Committees

         Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust does not have a standing compensation committee. During the Funds' fiscal year ended August 31, 2010, the Trust's Nominating and Governance Committee met five times.

         Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust's independent registered public accounting firm. During the Funds' fiscal year ended August 31, 2010, the Trust's Audit Committee met four times.

         Remuneration of Trustees and Officers

         The Trust, together with Claymore Exchange-Traded Fund Trust 2, currently pays each Independent Trustee a fee of $25,000 per year, and also pays an annual fee of $4,500 to the independent chairperson of the Board of Trustees and an annual fee of $1,500 to the independent chairperson of the Audit Committee or the Nominating and Governance Committee. In addition, the Trust pays each Independent Trustee a fee of (a) $1,000 for each regular or special meeting of the Board of Trustees attended by such Trustee, (b) $1,000 for each meeting of the Board of Trustees for the organization of one or more new separate series of the Trust attended by such Trustee, (c) $500 for each meeting of the Audit Committee or Nominating and Governance Committee attended by such Trustee (in each case whether the meeting occurs and/or the Trustee attends in person or by telephone).


         Effective January 1, 2011, the following fees will be paid to the Independent Trustees: (i) annual retainer of $35,000 per Trustee; (ii) annual fee of $4,500 to the chairperson of the Board; (iii) annual fee of $3,000 to the chairperson of the Audit committee; (iv) annual fee of $1,500 to the chairperson of the Nominating and Governance committee. The meeting fees will remain the same.


         Officers who are employed by the Investment Adviser receive no compensation or expense reimbursements from the Trust.

         The table below shows the compensation that was paid to Trustees for the Funds' fiscal year ended August 31, 2010.

                                                                     PENSION OR
                                                                     RETIREMENT
                                                                  BENEFITS ACCRUED      TOTAL COMPENSATION
                                         AGGREGATE COMPENSATION    AS PART OF FUND        PAID FROM FUND
           NAME OF TRUSTEE                     FROM THE FUNDS         EXPENSES               COMPLEX
INDEPENDENT TRUSTEES
Randall C. Barnes                                $21,063                 N/A                 $269,155
Roman Friedrich III                              $2,000                  N/A                 $54,250
Robert B. Karn III                               $2,000                  N/A                 $54,000
Ronald A. Nyberg                                 $21,063                 N/A                 $373,170
Ronald E. Toupin, Jr.                            $21,188                 N/A                 $314,825

         The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of the Funds.


         As of November 30, 2010, the following persons owned more than 5% of the shares of the Funds:

--------------------------------------------------------------------------------
            GUGGENHEIM INTERNATIONAL SMALL CAP LDRS ETF
--------------------------------------------------------------------------------
 NAME                               ADDRESS                          % OWNED
--------------------------------------------------------------------------------
J.P. Morgan Clearning Corp.,  3 Chase Metrotech Center, Proxy
                              Dept./NY1-H034, Brooklyn,
                              NY 11245-0001                          5.4870%
--------------------------------------------------------------------------------
TD Ameritrade                 4211 South 102nd Street,
                              Omaha, NE 68127                        5.5160%
--------------------------------------------------------------------------------
Goldman, Sachs & Co.          30 Hudson Street, Proxy Dept.,
                              Jersey City, NJ 07302                  7.5423%
--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.    2423 E. Lincoln Drive,
                              Phoenix, AZ 85016                     13.3433%
--------------------------------------------------------------------------------
National Financial
Services LLC                  200 Liberty Street,
                              New York, NY 10281                    29.1703%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               GUGGENHEIM BRIC ETF
--------------------------------------------------------------------------------
 NAME                               ADDRESS                          % OWNED
--------------------------------------------------------------------------------
Bank of New York Mellon       One Wall Street, New York, NY 10286    7.9248%
--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.    2423 E. Lincoln Drive,
                              Phoenix, AZ 85016                      8.8745%
--------------------------------------------------------------------------------
National Financial
Services LLC                  200 Liberty Street,                   11.1304%
                              New York, NY 10281
--------------------------------------------------------------------------------
TD Ameritrade                 4211 South 102nd Street,
                              Omaha, NE 68127                       11.7610%
--------------------------------------------------------------------------------
JP Morgan Chase Bank, NA      Mindspace, Malad (W),
                              Mumbai 400 064 India                  12.5726%
--------------------------------------------------------------------------------


         Investment Adviser. The Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

         Portfolio Managers. Chuck Craig, CFA, Managing Director, Portfolio Management and Supervision, and Saroj Kanuri, CFA, Vice President, ETF Portfolio Management, of Guggenheim Funds Advisors, serve as portfolio managers for each Fund and are responsible for the day-to-day management of each Fund's portfolio.

         Other Accounts Managed by the Portfolio Managers.


         As of August 31, 2010, Messrs. Craig and Kanuri managed two registered investment companies (consisting of a total of 40 separate series) with a total of approximately $2.9 billion in assets; Mr. Craig managed 31 pooled investment vehicles other than registered investment companies with a total of approximately $5 billion in assets, while Mr. Kanuri managed no such other pooled investment vehicles. Neither Mr. Craig nor Mr. Kanuri managed any other accounts.


         Although the funds in the Trust that are managed by Messrs. Craig and Kanuri may have different investment strategies, each has a portfolio objective of replicating its underlying index. The Investment Adviser does not believe that management of the different funds of the Trust presents a material conflict of interest for the portfolio managers or the Investment Adviser.

         Portfolio Manager Compensation. The portfolio managers' compensation consists of the following elements:

         Base salary: Each portfolio manager is paid a fixed base salary by the Investment Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities.

         Annual bonus: Each portfolio manager is eligible for a discretionary annual bonus. There is no policy regarding, or agreement with, the portfolio manager to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the portfolio manager. Each portfolio manager also participates in benefit plans and programs generally available to all employees of the Investment Adviser.

         Securities Ownership of the Portfolio Managers. As of August 31, 2010, Mr. Craig and Mr. Kanuri did not own shares of either Fund.

         Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, the Guggenheim BRIC ETF has agreed to pay an annual management fee equal to 0.50% of its average daily net assets.

         Guggenheim BRIC ETF is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, licensing fees, offering costs, brokerage commissions, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of its average net assets (the "Expense Cap"). The offering costs excluded from the expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.


         Prior to July 27, 2009, the Guggenheim International Small Cap LDRs ETF paid the Investment Adviser an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.50% of the Fund's average daily net assets. The Fund's Investment Adviser contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year, at least until December 31, 2011. The offering costs excluded from the 0.60% Expense Cap were: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser entered into the Expense Agreement in which the Investment Adviser agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below the Expense Cap. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap. In addition to advisory fees, the Fund paid all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees (other than those who are affiliated persons of the Investment Adviser) and all other ordinary business expenses not specifically assumed by the Investment Adviser.

         Effective July 27, 2009, pursuant to the revised Advisory Agreement, the Guggenheim International Small Cap LDRs ETF pays the Investment Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the reduced annual rate of 0.45% of the Fund's average daily net assets.

         Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, the Investment Adviser is responsible for all expenses of the Guggenheim International Small Cap LDRs ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, distribution fees or expenses, if any, brokerage expenses, taxes, and extraordinary expenses (such as expenses relating to a meeting of the Fund's shareholders) not incurred in the ordinary course of the Fund's business. For the Investment Adviser's services to the Fund, the Fund has agreed to pay an annual management fee equal to 0.45% of its average daily net assets.

         The aggregate amount of the management fee paid by each Fund to the Investment Adviser for the Fund's fiscal years ended August 31, 2010, August 31, 2009 and August 31, 2008 (before giving effect to any amounts reimbursed by the Investment Adviser pursuant to the Expense Reimbursement Agreement), and the aggregate amount of fees waived by the Investment Adviser (net of expenses, reimbursed to the Investment Adviser under the Expense Reimbursement Agreement) during that period are set forth in the chart below.


------------- ----------------  ---------------- --------------- ---------------- --------------- --------------- ---------------
    FUND        MANAGEMENT                          MANAGEMENT                      MANAGEMENT
                  FEES          NET MANAGEMENT        FEES                             FEES
               PAID (BEFORE     FEES REIMBURSED    PAID (BEFORE        NET        PAID (BEFORE         NET
             REIMBURSEMENTS)       FOR THE       REIMBURSEMENTS)    MANAGEMENT    REIMBURSEMENTS)    MANAGEMENT
                 FOR THE          FISCAL YEAR       FOR THE     FEES REIMBURSED      FOR THE    FEES REIMBURSED FOR    DATE OF
                FISCAL YEAR         ENDED          FISCAL YEAR   FOR THE FISCAL   FISCAL YEAR    THE FISCAL YEAR       FUND'S
               ENDED AUGUST        AUGUST 31,     ENDED AUGUST  YEAR ENDED AUGUST  ENDED AUGUST    ENDED AUGUST    COMMENCEMENT OF
                  31, 2010           2010            31, 2009        31, 2009        31, 2008        31, 2008       OPERATIONS
------------- ----------------- ---------------- --------------- ---------------- --------------- --------------- ------------------
Guggenheim     $  27,431          $     0          $   18,783     $ 16,939         $   29,708       $ 29,708      April 2, 2007
International
Small Cap
LDRs ETF
------------- ----------------- ---------------- --------------- ---------------- --------------- --------------- ------------------
Guggenheim     $4,970,951         $  55,493        $2,414,097     $248,101         $4,866,235       $ 50,307      September 21, 2006
BRIC ETF
------------- ----------------- ---------------- --------------- ---------------- --------------- --------------- ------------------


         Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement must be approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to a Fund.

         Guggenheim Funds Advisors is located at 2455 Corporate West Drive, Lisle, Illinois 60532. Guggenheim Funds Services Group, Inc., the parent company of Guggenheim Funds Advisors, is a wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"). Guggenheim is a diversified financial services firm whose primary business lines include asset management, investment advisory, fixed income brokerage, institutional finance, and merchant banking. Through its affiliates, including Guggenheim Partners Asset Mangement, Inc., Guggenheim has more than $100 billion of assets under supervision. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.


         The Investment Adviser has served as the investment adviser of each Fund since the Fund's inception. On October 14, 2009, Guggenheim Funds Services Group, Inc. ("Guggenheim Funds Group") (formerly known as Claymore Group Inc.), the parent of the Investment Adviser, completed a merger transaction resulting in a change-of-control whereby Guggenheim Funds Group and its subsidiaries, including the Investment Adviser, became indirect, wholly-owned subsidiaries of Guggenheim Partners, LLC ("Guggenheim"). Under the 1940 Act, consummation of this transaction resulted in the automatic termination of the then-current Advisory Agreement. Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Trust and the Investment Adviser (the "Interim Advisory Agreement"), with terms and conditions identical (other than effective dates) to the terms and conditions of the original Advisory Agreement, pursuant to which the Investment Adviser continued to provide investment advisory services to each Fund under the same terms as the terminated original Advisory Agreement. Each Fund's Interim Advisory Agreement took effect upon the termination of the Fund's original Advisory Agreement and was scheduled to terminate upon the sooner to occur of (i) 150 calendar days after October 14, 2009 or (ii) the approval of a new investment advisory agreement by the shareholders of the Fund. Each Fund's new Advisory Agreement was also approved by the Fund's Board on September 28, 2009 and was subsequently approved by the shareholders of each Fund. The terms and conditions of the new Advisory Agreement are identical (other than effective dates) to the terms and conditions of the original Advisory Agreement.

         Administrator. Guggenheim Funds Advisors also serves as the Trust's administrator. Pursuant to an administration agreement, Guggenheim Funds Advisors provides certain administrative, bookkeeping and accounting services to the Trust. For the services, the Trust pays Guggenheim Funds Advisors a fee, accrued daily and paid monthly, at the annualized rate of the Trust's average daily net assets as follows:




         First $200,000,000                 0.0275%
         Next $300,000,000                  0.0200%
         Next $500,000,000                  0.0150%
         Over $1 billion                    0.0100%


         Guggenheim Funds Advisors is compensated for its administrative, bookkeeping and accounting services to the Guggenheim International Small Cap LDRs ETF solely from the unitary management fee pursuant to the Investment Advisory Agreement.


         For the fiscal years ended August 31, 2008, August 31, 2009 and August 31, 2010, respectively, after giving effect to expense reimbursements the Trust paid to Guggenheim Funds Advisors a total of $245,609, $138,941, and $269,681, respectively, in fees pursuant to the administration agreement. Effective July 27, 2009, no such fees are paid by the Trust on behalf of the Guggenheim International Small Cap LDRs ETF, due to implementation of the unitary fee structure.


         Custodian and Transfer Agent. The Bank of New York Mellon ("BNY"), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, BNY holds each Fund's assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BNY also serves as transfer agent of each Fund pursuant to a Transfer Agency Agreement. As compensation for the foregoing services, BNY receives certain out-of-pocket costs, transaction fees and asset based fees which are accrued daily and paid monthly by the Trust (except with respect to Guggenheim International Small Cap LDRs ETF, for which the fees are paid by the Investment Adviser from the management fee pursuant to the revised Investment Advisory Agreement).


         For the fiscal years ended August 31, 2008, August 31, 2009 and August 31, 2010, the Trust paid to BNY a total of $638,481, $715,655 and $1,125,689, respectively, in fees pursuant to the Custodian Agreement and Transfer Agency Agreement. Effective July 27, 2009, no such fees are paid by the Trust on behalf of the Guggenheim International Small Cap LDRs ETF, due to implementation of the unitary fee structure.

         Distributor. Guggenheim Funds Distributors, Inc. ("Guggenheim Funds Distributors") is the Distributor of the Funds' Shares. Its principal address is 2455 Corporate West Drive, Lisle, Illinois 60532. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Unit Aggregations."


         12b-1 Plan. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which each Fund may reimburse the Distributor up to a maximum annual rate of the percentage of its average daily net assets as set forth in the chart below.

--------------------------------------------------------------------------------
FUND                                          FEE
--------------------------------------------------------------------------------
Guggenheim International Small Cap LDRs ETF   0.25% of average daily net assets
--------------------------------------------------------------------------------
Guggenheim BRIC ETF                           0.25% of average daily net assets
--------------------------------------------------------------------------------

         The Trust may pay a monthly fee not to exceed 0.25% per annum of each Fund's average daily net assets to reimburse the Distributor for actual amounts expended to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to (i) delivering copies of the Trust's then-current prospectus to prospective purchasers of such Creation Units; (ii) marketing and promotional services including advertising; (iii) facilitating communications with beneficial owners of shares of the Fund; and (iv) such other services and obligations as are set forth in the Distribution Agreement. Distribution expenses incurred in any one year in excess of 0.25% of a Fund's average daily net assets may be reimbursed in subsequent years subject to the annual 0.25% limit and subject further to the approval of the Board of Trustees, including a majority of the Independent Trustees. The Distributor may use all or any portion of the amount received pursuant to the Plan to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services, pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under the Plan.

         The Plan shall, unless terminated as set forth below, remain in effect with respect to a Fund provided that its continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a Fund. In the event of termination or non-continuance of the Plan, the Trust may reimburse any expense which it incurred prior to such termination or non-continuance, provided that such reimbursement is specifically approved by both a majority of the Board of Trustees and a majority of the Independent Trustees.

         Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

         The Plan was adopted in order to permit the implementation of each Fund's method of distribution. However, no such fee is currently charged to the Funds, and there are no plans in place to impose such a fee. In addition, the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this SAI.


         Reimbursement of Certain Expenses. In support of the Guggenheim International Small Cap LDRs ETF organizational and offering costs and expenses associated with marketing and advertising the Fund, BNY reimburses the Investment Adviser for certain payments made by the Investment Adviser in respect of the foregoing costs and expenses (excluding fees in respect of services provided by BNY) pursuant to an agreement with the Investment Adviser. The aggregate reimbursement for the Guggenheim International Small Cap LDRs ETF to be made to the Investment Adviser by BNY will not exceed $100,000. As of November 30, 2010, reimbursements in the amount of $81,741 for Guggenheim International Small Cap LDRs ETF had been made pursuant to this agreement.

         Financial Intermediary Compensation. The Investment Adviser and/or its subsidiaries or affiliates ("Guggenheim Entities") may pay certain broker-dealers, banks and other financial intermediaries ("Intermediaries") for certain activities related to the Funds or other Guggenheim funds ("Payments"). Any Payments made by Guggenheim Entities will be made from their own assets and not from the assets of the Funds. Although a portion of Guggenheim Entities' revenue comes directly or indirectly in part from fees paid by the Funds and other Guggenheim funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or other Guggenheim funds. Guggenheim Entities may make Payments for Intermediaries' participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems ("Education Costs"). Guggenheim Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded funds in general ("Publishing Costs"). In addition, Guggenheim Entities may make Payments to Intermediaries that make shares of the Funds and certain other Guggenheim funds available to their clients or for otherwise promoting the Funds and other Guggenheim funds. Payments of this type are sometimes referred to as revenue-sharing payments.

         Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds and other Guggenheim funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

         Guggenheim Entities may determine to make Payments based on any number of metrics. For example, Guggenheim Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary's services at defined levels or an amount based on the Intermediary's net sales of one or more Guggenheim funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, Guggenheim anticipates that the Payments paid by Guggenheim Entities in connection with the Funds and other Guggenheim funds will be immaterial to Guggenhiem Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any Payments his or her Intermediary firm may receive. Any payments made by the Guggenheim Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of Guggenheim funds.


         Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

         The Distribution Agreements for the Funds provide that it may be terminated as to each Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

         Index Providers. Set forth below is a list of each Fund and the Underlying Index upon which it is based.

------------------------------------------------------------ ---------------------------------------------------------
FUND                                                         UNDERLYING INDEX
------------------------------------------------------------ ---------------------------------------------------------
Guggenheim International Small Cap LDRs ETF                  The Bank of New York Mellon Small Cap Select ADR Index
------------------------------------------------------------ ---------------------------------------------------------
Guggenheim BRIC ETF                                          The Bank of New York Mellon BRIC Index
------------------------------------------------------------ ---------------------------------------------------------


         The Bank of New York Mellon, each Fund's index provider ("BNY Mellon") is not affiliated with the Guggenheim International Small Cap LDRs ETF, the Guggenheim BRIC ETF or with the Investment Adviser. Each Fund is entitled to use its Underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser, which in turn has a licensing agreement with BNY Mellon. Each Fund reimburses the Investment Adviser for the licensing fee payable to BNY Mellon.

         Other than the agreement with the Investment Adviser set forth under "Reimbursement of Certain Expenses" above, the only relationship that BNY Mellon has with the Investment Adviser or Distributor of the Funds in connection with the Funds is that it has licensed certain of its intellectual property, including the determination of the component securities of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Investment Adviser, Distributor or owners of the Funds. BNY Mellon has no obligation to take the specific needs of the Investment Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the Underlying Index. BNY Mellon is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the net asset value of the Funds. BNY Mellon has no obligation or liability in connection with the administration, marketing or trading of the Funds.

         BNY MELLON SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO EITHER FUND OR ITS UNDERLYING INDEX. BNY MELLON MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, DISTRIBUTOR OR OWNERS OF EITHER FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BNY MELLON MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO EITHER FUND OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BNY HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH EITHER FUND OR THE UNDERLYING INDEX, EVEN IF BNY MELLON IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             BROKERAGE TRANSACTIONS

         The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

         In seeking to implement the Trust's policies, the Investment Adviser effects transactions with those brokers and dealers that the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Investment Adviser and its affiliates do not currently participate in soft dollar transactions.

         The Investment Adviser assumes general supervision over placing orders on behalf of each Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by a Fund and one or more other investment companies or clients supervised by the Investment Adviser are considered at or about the same time, transactions in such securities may be allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Investment Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund. The primary consideration is prompt execution of orders at the most favorable net price.


                     BROKERAGE           BROKERAGE             BROKERAGE
                    COMMISSIONS         COMMISSIONS           COMMISSIONS             DATE OF
                    PAID FOR THE        PAID FOR THE          PAID FOR THE             FUND'S
                FISCAL YEAR ENDED    FISCAL YEAR ENDED      FISCAL YEAR ENDED       COMMENCEMENT
FUND              AUGUST 31, 2010      AUGUST 31, 2009       AUGUST 31, 2008        OF OPERATIONS
---------------------------------------------------------------------------------------------------
Guggenheim
International
Small Cap
LDRs ETF            $ 1,945              $   1,640              $      324          April 2, 2007
---------------------------------------------------------------------------------------------------
Guggenheim
BRIC ETF            $32,972              $  54,373              $   19,793         September 21, 2006
---------------------------------------------------------------------------------------------------



                   ADDITIONAL INFORMATION CONCERNING THE TRUST

         The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on May 24, 2006.


         The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 25 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.


         Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to a Fund, and in the net distributable assets of a Fund on liquidation. The Trustees may at any time, by majority vote and without shareholder approval, cause a Fund to redeem all of its Shares and liquidate.

         Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

         The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by a Fund if so required by law or regulation.

         The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

         The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

         Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 2455 Corporate West Drive, Lisle, Illinois 60532.

         Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

         DTC Acts as Securities Depository for Fund Shares. Shares of a Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

         DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

         Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

         Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

         Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

         The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

         DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

         Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser. The Investment Adviser engages a third-party proxy service, such as Institutional Shareholder Services or a similar service, to vote all proxies on behalf of each Fund. The Investment Adviser periodically reviews the proxy voting results to ensure that proxies are voted in accordance with the service's guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Investment Adviser does not have authority to override the recommendations of the third party service provider, except upon the written authorization of the client directing the Investment Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.

         To the extent that the third party service provider seeks the Investment Adviser's direction on how to vote on any particular matter, the Chief Compliance Officer and Chief Financial Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Investment Adviser shall seek instructions from clients on how to vote that particular item.

         The Trust is required to disclose annually each Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund also will be available at no charge upon request by calling 1-888-949-3837 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

         Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of a Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for the Fund will be available on the SEC's website at http://www.sec.gov. Each Fund's Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850. Each Fund's Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-888-949-3837 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532.

         Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. Each Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust's policy is implemented and overseen by the Chief Compliance Officer of the Funds, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Board of Trustees of the Trust. The Board of Trustees of the Trust must approve all material amendments to this policy. Each Fund's complete portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation (NSCC). The basket represents one Creation Unit of the Fund. The Trust, the Investment Adviser and Claymore will not disseminate non-public information concerning the Trust.

         Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Investment Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

         The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Investment Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.


              CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

         Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

         A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of each Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index ("Fund Securities") and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

         The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount" -- an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

         The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

         Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

         The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within a Fund from time to time by the Investment Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC, or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC will be at the expense of a Fund and will affect the value of all Shares; but the Investment Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Investment Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

         In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of each Fund.

         Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A DTC Participant is also referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

         All orders to create Creation Unit Aggregations, (through an Authorized Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE Arca ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order placed by an Authorized Participant must be received no later than 4:00 p.m. Eastern time on the trade date in the event that the Trust requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the

Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders" section). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

         All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

         Orders for Creation Unit Aggregations . Those placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

         Placement of Creation Orders . For each Fund, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the NYSE Arca on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

         The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

         To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of each Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which the Investment Adviser may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

         Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

         Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of each Fund if: (i) the order is not in proper form;
(ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Investment Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Investment Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

         All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

         Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to Guggenheim Funds Distributors regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

                                     STANDARD                MAXIMUM
                                     CREATION/               CREATION/
NAME OF                              REDEMPTION             REDEMPTION
FUND                              TRANSACTION FEE         TRANSACTION FEE
--------------------------------------------------------------------------------
Guggenheim International
Small Cap LDRs ETF                    $500                     $2,000
--------------------------------------------------------------------------------
Guggenheim BRIC ETF                   $500                     $2,000
--------------------------------------------------------------------------------

         In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. The Trust may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons ("Market Purchases"). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Investment Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Investment Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.


         Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

         An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

         With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

         Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

         The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.


         Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. A Fund may adjust these fees from time to time based on actual experience. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities that will not be delivered as part of an in-kind redemption order ("Market Sales"). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were sold by the Trust and the cash in lieu amount (which amount, at the Investment Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and taxes. To the extent applicable, brokerage commissions incurred in connection with the Trust's sale of portfolio securities will be at the expense of a Fund and will affect the value of all Shares of the Fund; but the Investment Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Redemption Amount to protect ongoing shareholders. The redemption transaction fees for each Fund otherwise are the same as the creation fees set forth above.


         Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Fund.

         In connection with taking delivery of shares of Fund Securities upon redemption of shares of a Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

         To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund's Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant to deliver the missing shares as soon as possible. Such understanding shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which the Investment Adviser may change from time to time, of the value of the missing shares.

         The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.


         The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Custodian by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

         If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

         Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

         Because the Portfolio Securities of a Fund may trade on the relevant exchange(s) on days that the NYSE Arca is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the NYSE Arca, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

         Regular Holidays. The Funds generally intend to effect deliveries of Creation Units and Portfolio Securities on a basis of "T" plus three Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

         The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Funds. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

         The dates in calendar year 2011 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

2011
----

Argentina
April 21                                        August 15
April 22                                        October 10
May 25                                          December 8
June 20                                         December 30

Australia
January 3                       April 25        June 13          November 1
January 26                      April 26        August 1         December 26
March 7                         May 2           August 17        December 27
March 14                        May 16          September 26
April 22                        June 6          October 3

Austria
January 6                                       June 13         November 1
April 22                                        June 23         December 8
April 25                                        August 15       December 26
June 2                                          October 26      December 30

Bahamas
January 3                                       June 13         December 26
April 22                                        July 11         December 27
April 25                                        August 1
June 3                                          October 14

Barbados
January 3                                       April 28        August 3
January 21                                      May 2           November 30
April 22                                        June 13         December 25
April 25                                        August 1        December 26

Belgium
April 22                                        June 13         November 11
April 25                                        July 21         December 26
June 2                                          August 15
June 3                                          November 1

Bermuda
January 3                                       July 28         December 26
April 22                                        July 29         December 27
May 24                                          September 5
June 13                                         November 11

Brazil
January 20                                      April 21        October 12
January 25                                      April 22        November 2
March 7                                         June 23         November 15
March 8                                         September 7     December 30

Bulgaria
March 3                                         May 6           November 1
April 25                                        May 24
April 26                                        September 6
April 27                                        September 22

Canada
January 3                       May 23          September 5     December 27
January 4                       June 24         October 10
February 21                     July 1          November 11
April 22                        August 1        December 26

Chile
April 22                                        September 19
June 20                                         October 10
June 27                                         November 1
August 15                                       December 8

China
January 3                       February 7      May 5           October 5
January 17                      February 8      May 6           October 6
January 31                      February 9      May 30          October 7
February 1                      February 21     July 4          October 10
February 2                      May 2           September 5     November 11
February 3                      May 3           October 3       November 24
February 4                      May 4           October 4       December 26

Colombia
January 10                      June 6          August 15       December 8
March 21                        June 27         October 17      December 30
April 21                        July 4          November 7
April 22                        July 20         November 14

Croatia
January 6                                       June 23
April 22                                        August 5
April 25                                        November 1
June 22                                         December 26

Denmark
April 21                                        June 2
April 22                                        June 13
April 25                                        December 26
May 20

Ecuador
April 22                                        August 10
May 2                                           November 2
May 24                                          November 3

Egypt
February 15                                     August 31       November 7
April 24                                        September 1
April 25                                        October 6
May 1                                           November 6

El Salvador
April 22                                        September 15
April 25                                        October 10
May 2                                           November 3
August 3

Finland
January 6                                       June 24
April 22                                        December 6
April 25                                        December 26
June 2

France
April 22                                        August 15
April 25                                        November 1
June 2                                          November 11
July 14                                         December 26

Germany
January 6                                       June 2          October 3
March 7                                         June 13         November 1
April 22                                        June 23         December 26
April 25                                        August 15

Greece
January 6                                       April 25        December 26
March 7                                         June 13
March 25                                        August 15
April 22                                        October 28

Hong Kong
February 2                      April 22        June 6          December 26
February 3                      April 25        July 1          December 27
February 4                      May 2           September 13
April 5                         May 10          October 5

Hungary
March 14                                        October 31
March 15                                        November 1
April 25                                        December 26
June 13

Indonesia
February 3                      June 2          August 31       December 26
February 14                     June 27         September 1     December 30
April 4                         August 17       September 2
April 22                        August 29       November 7
May 17                          August 30       November 28

Ireland
January 3                                       May 2           December 26
March 17                                        June 6          December 27
April 22                                        August 1        December 28
April 25                                        October 31

Israel
March 20                        May 8           September 28    October 13
April 18                        May 9           September 29    October 19
April 19                        June 7          September 30    October 20
April 24                        June 8          October 7
April 25                        August 9        October 12

Italy
January 6                                       June 29         December 26
April 22                                        August 15
April 25                                        November 1
June 2                                          December 8

Ivory Coast
January 1                                       June 13
February 15                                     November 1
April 25                                        November 15
June 2

Japan
January 3                       April 29        July 18         November 3
January 10                      May 3           September 19    November 23
February 11                     May 4           September 23    December 23
March 21                        May 5           October 10

Kazakhstan
January 7                       August 30
March 8                         October 25
March 22                        November 7
May 9                           December 16

Lebanon
January 6                       May 6           August 31
February 9                      May 25          November 1
February 15                     August 15
April 22                        August 30

Lithuania
January 3                       April 25        June 24         November 1
February 16                     April 26        July 6          December 26
March 11                        May 2           August 15       December 27
April 22                        June 2          October 31

Luxembourg
April 22                                        June 13         November 1
April 25                                        June 23         December 26
June 2                                          August 15

Malta
January 3                                       June 7          December 8
February 10                                     June 29         December 14
March 31                                        August 15
April 22                                        September 8
May 2                                           September 21

Malaysia
January 1                       February 15     June 4          October 26
February 1                      May 2           August 29       November 7
February 2                      May 17          August 30       November 28
February 3                      May 30          August 31       December 26
February 4                      May 31          September 1

Mexico
February 7                                      September 16
March 21                                        November 2
April 21                                        November 21
April 22                                        December 12

The Netherlands
April 22                                        June 13
April 25                                        December 26
June 2

Norway
April 21                                        June 2
April 22                                        June 13
April 25                                        December 26
May 17

Panama
January 10                      April 21        November 3      December 8
March 7                         April 22        November 4      December 26
March 8                         May 2           November 10
March 9                         August 15       November 28

Peru
April 21                                        July 29
April 22                                        August 30
June 29                                         November 1
July 28                                         December 8

The Philippines
February 25                                     August 31       December 30
April 21                                        November 1
April 22                                        November 2
August 30                                       November 30

Portugal
March 8                                         June 13         November 1
April 22                                        June 23         December 1
April 25                                        August 15       December 8
June 10                                         October 5       December 26

Poland
April 22                                        August 15
April 25                                        November 1
May 3                                           November 11
June 23                                         December 26

Qatar
August 30                                       November 7
August 31                                       November 8
September 1                                     November 9
November 6

Russia
January 3                       January 7       March 8         June 13
January 4                       January 10      May 2           November 4
January 5                       February 23     May 9
January 6                       March 7         May 10

Serbia
January 7                                       May 2
February 15
April 22
April 25

Singapore
January 1                                       May 2           October 26
February 3                                      May 17          November 7
February 4                                      August 9        December 26
April 22                                        August 30

South Africa
March 21                                        May 2           December 26
April 22                                        June 16
April 25                                        August 9
April 27                                        December 16

South Korea
February 2                      April 5         August 15       December 30
February 3                      May 5           September 12
February 4                      May 10          September 13
March 1                         June 6          October 3

Spain
January 6                       May 2           September 9     December 6
April 21                        May 3           October 12      December 8
April 22                        July 25         November 1      December 26
April 25                        August 15       November 9

Sweden
January 6                                       June 6
April 22                                        June 24
April 25                                        December 26
June 2

Switzerland
January 6                       June 13         August 15       December 26
April 22                        June 23         September 8
April 25                        June 29         November 1
June 2                          August 1        December 8

Thailand
January 3                       April 14        May 17          October 24
February 17                     April 15        July 1          December 5
April 6                         May 2           July 18         December 12
April 13                        May 5           August 12

Turkey
May 19                                          September 1     November 8
August 29                                       September 2     November 9
August 30                                       October 28
August 31                                       November 7

Ukraine
January 3                                       April 26        June 8
January 7                                       April 27        June 28
March 8                                         May 2           August 24
April 25                                        May 9

The United Kingdom
January 3                                       May 30
April 22                                        August 29
April 25                                        December 26
May 2                                           December 27

Uruguay
January 6                                       April 21        August 25
March 7                                         April 22        October 10
March 8                                         May 16          November 2
April 18                                        July 18

Venezuela
January 10                      April 21        June 27         October 12
March 7                         April 22        July 4          October 31
March 8                         June 6          July 5          December 12
April 19                        June 24         August 15

Vietnam
January 1
April 30
May 1
September 2

         Redemption. The longest redemption cycle for each Fund is a function of the longest redemption cycles among the countries whose stocks comprise such Fund. In the calendar year 2011, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for each Fund is as follows*:

                       Redemption Request Redemption Settlement   Settlement
Country                       Date                Date              Period
----------------------  ------------------ --------------------- --------------

2011
----
                                                                    Number of
           Country       Trade Date       Settlement Date        Days to Settle
---------------------------------------------------------------- ---------------
Argentina                 04/20/11           04/27/11                        8
Australia                 04/19/11           04/27/11                        8
                          04/20/11           04/28/11                        8
                          04/21/11           04/29/11                        8
Barbados                  04/21/11           04/29/11                        8
China                     01/26/11           02/10/11                       15
                          01/27/11           02/11/11                       15
                          01/28/11           02/14/11                       17
Denmark                   04/18/11           04/26/11                        8
                          04/19/11           04/27/11                        8
                          04/20/11           04/28/11                        8
Indonesia                 08/24/11           09/05/11                       12
                          08/25/11           09/06/11                       12
                          08/26/11           09/07/11                       12
Ireland                   12/21/11           12/29/11                        8
                          12/22/11           12/30/11                        8
                          12/23/11           01/03/12                       11
Japan                     04/27/11           05/06/11                        9
                          04/28/11           05/09/11                       11
                          05/02/11           05/10/11                        8
Lithuania                 04/19/11           04/27/11                        8
                          04/20/11           04/28/11                        8
                          04/21/11           04/29/11                        8
Malaysia                  01/26/11           02/07/11                       12
                          01/27/11           02/08/11                       12
                          01/28/11           02/09/11                       12
                          08/24/11           09/02/11                        9
                          08/25/11           09/05/11                       11
                          08/26/11           09/06/11                       11
Norway                    04/18/11           04/26/11                        8
                          04/19/11           04/27/11                        8
                          04/20/11           04/28/11                        8
Qatar                     08/25/11           09/04/11                       10
                          08/28/11           09/05/11                        8
                          08/29/11           09/06/11                        8
                          11/01/11           11/10/11                        9
                          11/02/11           11/13/11                       11
                          11/03/11           11/14/11                       11
Russia                    12/28/11           01/10/12                       13
                          12/29/11           01/11/12                       13
                          12/30/11           01/12/12                       13
Serbia                    04/19/11           04/27/11                        8
                          04/20/11           04/28/11                        8
                          04/21/11           04/29/11                        8
Thailand                  04/08/11           04/18/11                       10
                          04/11/11           04/19/11                        8
                          04/12/11           04/20/11                        8
Turkey                    08/25/11           09/05/11                       11
                          08/26/11           09/06/11                       11
Uruguay                   04/15/11           04/25/11                       10


*  Holidays are subject to change without further notice.

                                      TAXES


         Each Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes, but is not limited to, dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gain, pay substantial taxes and interest and make certain distributions.

         Each Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.


         Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its net capital gains for twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.


         Each Fund may make investments that are subject to special federal income tax rules, such as investments in structured notes, swaps, options, futures contracts and non-U.S. corporations classified as "passive foreign investment companies." These special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund. The Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements. See "Federal Tax Treatment of Futures and Options Contracts" for certain federal income tax rules regarding futures and options contracts.

         Distributions from each Fund's net investment income, including any net short term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of the Fund through the means of a dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long term capital gains, if any, in excess of net short term capital losses are taxable as long term capital gains, regardless of how long shareholders have held the Shares. Capital loss realized on the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

         Dividends declared by a Fund in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

         As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.


         Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. Thereafter, without further Congressional action, that rate will return to 20%. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by a Fund and the shareholder. Without further Congressional action, the lower tax rate on qualified dividend income will not apply after December 31, 2012 and all ordinary dividends will be taxed at ordinary income tax rates. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.


         If more than 50% of a Fund's total assets at the end of its taxable year consist of foreign stock or securities, the Fund intends to elect to "pass through" to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax), subject to certain limitations, the investor's pro rata share of the Fund's foreign income taxes.

         If, for any calendar year, the total distributions made exceed a Fund's current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

         The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Shares are disposed. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders (including undistributed capital gain included in income). Distribution of ordinary income and capital gains may also be subject to state and local taxes.


         Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the U.S. will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the U.S. or
(ii) in the case of an non-corporate shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. For taxable years of the Fund beginning before January 1, 2012 (or later date if extended by the U.S. Congress), dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities that are properly designated by the Fund as "short-term capital gain dividends" or "interest-related dividends" and that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), will generally not be subject to U.S. withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. The Fund may determine to not make such designations. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax and possible applicability of U.S. estate tax.



         Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.


         Dividends and interest received by a Fund and capital gains may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.


         The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

             FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS


         Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from broad based index options and futures contracts that are listed on a qualified board or exchange are generally required to be marked to market and will result in 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.


         In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

         Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on certain futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

                              DETERMINATION OF NAV

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy and Sell Shares - Pricing Fund Shares."

         The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

         In computing each Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.


                           DIVIDENDS AND DISTRIBUTIONS


         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy and Sell Shares-Pricing Fund Shares."



         General Policies. Dividends from net investment income and long-term capital gains, if any, are declared and paid annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.


         Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

         Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.


                            MISCELLANEOUS INFORMATION



         Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036-6797, is counsel to the Trust.

         Independent Registered Public Accounting Firm. Ernst & Young LLP, 155 North Wacker Drive, Chicago, IL 60606, serves as each Fund's independent registered public accounting firm. They audit the Fund's financial statements and perform other audit-related and tax services.



                              FINANCIAL STATEMENTS



         Each Fund's audited financial statements, including the financial highlights for the year ended August 31, 2010 filed electronically with the Securities and Exchange Commission, are incorporated by reference and made part of this Statement of Additional Information. You may request a copy of the Trust's Annual Report at no charge by calling 1-800-345-7999 during normal business hours.

                    INVESTMENT COMPANY ACT FILE NO. 811-21906

                       CLAYMORE EXCHANGE-TRADED FUND TRUST

                       STATEMENT OF ADDITIONAL INFORMATION



                                 DECEMBER 31, 2010



This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus December 31, 2010 for the Guggenheim Defensive Equity ETF (NYSE Arca: DEF), Guggenheim Insider Sentiment ETF (NYSE
Arca: NFO),Guggenheim Mid-Cap Core ETF (NYSE Arca: CZA), Guggenheim Multi-Asset Income ETF (NYSE Arca: CVY), Guggenheim Ocean Tomo Growth Index ETF (NYSE Arca:
OTR), Guggenheim Ocean Tomo Patent ETF (NYSE Arca: OTP), Guggenheim Raymond James SB-1 Equity ETF (NYSE Arca: RYJ), Guggenheim Sector Rotation ETF (NYSE
Arca: XRO), Guggenheim Spin-Off ETF (NYSE Arca: CSD), each a series of the Claymore Exchange-Traded Fund Trust (the "Trust"), as each may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in each Prospectus, unless otherwise noted. A copy of each Prospectus may be obtained without charge by writing to the Trust's Distributor, Guggenheim Funds Distributors, Inc., or by calling toll free 1-800-345-7999.






                                TABLE OF CONTENTS

                                                                         Page


GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS.............................2

EXCHANGE LISTING AND TRADING...............................................2

INVESTMENT RESTRICTIONS AND POLICIES.......................................3

INVESTMENT POLICIES AND RISKS..............................................6

GENERAL CONSIDERATIONS AND RISKS...........................................9

MANAGEMENT................................................................11

BROKERAGE TRANSACTIONS....................................................30

ADDITIONAL INFORMATION CONCERNING THE TRUST...............................32

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS.....................39

TAXES.....................................................................49

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS....................51

DETERMINATION OF NAV......................................................52

DIVIDENDS AND DISTRIBUTIONS...............................................52

MISCELLANEOUS INFORMATION.................................................53

FINANCIAL STATEMENTS......................................................53

                  GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS



     The Trust was organized as a Delaware statutory trust on May 24, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 25 investment portfolios. This Statement of Additional Information relates to the following nine investment portfolios: Guggenheim Defensive Equity ETF, Guggenheim Insider Sentiment ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF, Guggenheim Ocean Tomo Growth Index ETF, Guggenheim Ocean Tomo Patent ETF, Guggenheim Raymond James SB-1 Equity ETF, Guggenheim Sector Rotation ETF and Guggenheim Spin-Off ETF (each a "Fund" and together, the "Funds"). The shares of the Fund are referred to herein as "Shares" or "Fund Shares." Each Fund is based on an underlying index (each, an "Underlying Index" and together, the "Underlying Indices"). Each of the Guggenheim Ocean Tomo Growth Index ETF and the Guggenheim Spin-Off ETF is "non-diversified" and, as such, the Funds' investments are not required to meet certain diversification requirements under the 1940 Act(1).



     The Funds are managed by Guggenheim Funds Investment Advisors, LLC ("Guggenheim Funds Advisors" or the "Investment Adviser").


     The Funds offer and issue Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in the relevant Underlying Indices (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The Funds' Shares are listed and traded on the NYSE Arca, Inc. (the "NYSE Arca"). Fund Shares will trade on the NYSE Arca at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of large specified blocks of 50,000 Shares. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.


     The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

                          EXCHANGE LISTING AND TRADING

     There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of Shares of the Fund will continue to be met. The NYSE Arca may, but is not required to, remove the Shares of a Fund from listing if
(i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Indices is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will remove the Shares of a Fund from listing and trading upon termination of such Fund.

     As in the case of other stocks traded on the NYSE Arca, broker's commissions on transactions will be based on negotiated commission rates at customary levels.


     The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.



(1) If a Fund's investments are "diversified" under the 1940 Act for a period of three years, the Fund will then be considered "diversified" and will not be able to convert to a non-diversified fund without the approval of shareholders.

                      INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT OBJECTIVES




     The investment objective of the Guggenheim Defensive Equity ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the "Sabrient Defensive Equity Index" (the "Defensive Equity Index" or the "Underlying Index").(1)

     The investment objective of the Guggenheim Insider Sentiment ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the "Sabrient Insider Sentiment Index" (the "Insider Sentiment Index" or the "Underlying Index").(2)

     The investment objective of the Guggenheim Mid-Cap Core ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the "Zacks Mid-Cap Core Index" (the "Zacks Mid-Cap Core Index" or the "Underlying Index").(3)

     The investment objective of the Guggenheim Multi-Asset Income ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the "Zacks Multi-Asset Income Index" (the "Zacks Multi-Asset Income Index" or the "Underlying Index").(4)

     The investment objective of the Guggenheim Ocean Tomo Growth Index ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the "Ocean Tomo 300(R) Patent Growth Index" (the "Ocean Tomo Index" or the "Underlying Index").
(5)

     The investment objective of the Guggenheim Ocean Tomo Patent ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the "Ocean Tomo 300(R) Patent Index" (the "Patent Index" or the "Underlying Index").(6)

     The investment objective of the Guggenheim Raymond James SB-1 Equity ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the "Raymond James SB-1 Equity Index" (the "SB-1 Equity Index" or the "Underlying Index").(7)

     The investment objective of the Guggenheim Sector Rotation ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the "Zacks Sector Rotation Index" (the "Sector Rotation Index" or the "Underlying Index").(8)

     The investment objective of the Guggenheim Spin-Off ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called "Beacon Spin-off Index" (the "Spin-off Index" or the "Underlying Index").(9)

(1) Prior to September 24, 2010, the Fund's name was the Claymore/Sabrient Defense Equity Index ETF.

(2) Prior to September 24, 2010, the Fund's name was the Claymore/Sabrient Insider ETF.

(3) Prior to September 24, 2010, the Fund's name was the Claymore/Zacks Mid Cap Core ETF.

(4) Prior to September 24, 2010, the Fund's name was the Claymore/Zacks Multi-Asset Income Index ETF.

(5) Prior to September 24, 2010, the Fund's name was the Claymore/Ocean Tomo Growth Index ETF.

(6) Prior to September 24, 2010, the Fund's name was the Claymore/Ocean Tomo Patent ETF.

(7) Prior to September 24, 2010, the Fund's name was the Claymore/Raymond James SB-1 Equity ETF.

(8) Prior to September 24, 2010, the Fund's name was the Claymore/Zacks Sector Rotation ETF.

(9) Prior to September 24, 2010, the Fund's name was the Claymore/Beacon Spin-Off ETF.



INVESTMENT RESTRICTIONS

     The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Funds' respective investment restrictions, numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

     (1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     (2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

     (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

     (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

     (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

     (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     (7) Issue senior securities, except as permitted under the 1940 Act.


     Purusant to restriction (1), if a Fund's Underlying Index is concentrated in an industry or group of industries, the Fund will concentrate its investments accordingly. If a Fund's Underlying Index ceases to concentrate in an industry or group of industries, the Fund will cease concentrating its investments accordingly.

     Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

     With respect to restriction (2)(ii), each Fund does not currently intend to make investments or engage in other transactions constituting borrowing for 1940 Act purposes where such investments or transactions are for leverage or the purchase of investments.


     The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.


     In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board of Trustees without shareholder approval. Each Fund may not:


     (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

     (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

     (3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

     (4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

     (5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.


     With respect to investment in illiquid securities, if changes in the values of the Fund's securities cause the Fund's holdings of illiquid securities to exceed the 15% limitation (as if liquid securities have become illiquid), the Fund will take such actions as it deems appropriate and practicable to attempt to reduce its holdings of illiquid securities.


     The investment objective of each Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

                          INVESTMENT POLICIES AND RISKS


     The discussion below supplements, and should be read in conjunction with, the "Non-Principal Investment Strategies" and "Non-Principal Risk
Considerations" sections of each Prospectus.



     Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Pursuant to the positions of the SEC staff, these loans cannot exceed 33 1/3% of each Fund's total assets. Voting rights in respect of such lent securities will typically pass to the borrower, but the Funds retain the right to call any security in anticipation of a vote that the Investment Adviser deems material to the security on loan.



     Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.


     Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and
(ii) securities dealers ("Qualified Institutions"). The Investment Adviser will monitor the continued creditworthiness of Qualified Institutions.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of a underlying securities may be restricted.
Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.


     The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

     Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when the Investment Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered a form of borrowing. Accordingly, each Fund may invest up to 33 1/3% of its total assets in reverse repurchase agreements, but each Fund currently expects to only invest in reverse repurchase agreements to a much more limited extent. Reverse repurchase agreements are not part of each Fund's principal investment strategy.


     Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Investment Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.


     Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, or as otherwise permitted by the SEC, each Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.


     Real Estate Investment Trusts ("REITs"). Each Fund may invest in the securities of real estate investment trusts to the extent allowed by law, which pool investors' funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

     Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

     Futures and Options. Each Fund may utilize exchange-traded futures and options contracts and swap agreements.

     Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

     Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.


     Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index. Under such circumstances, the Investment Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components. A Fund will not use such instruments for hedging purposes.

     An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

     Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

     Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which each Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Funds' Prospectuses and this Statement of Additional Information.

     Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

     The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

     The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, each Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

                        GENERAL CONSIDERATIONS AND RISKS


         A discussion of the risks associated with an investment in the Funds is contained in the Prospectuses in the "Principal Investment Risks" and "Non-Principal Risk Considerations" sections. The discussion below supplements, and should be read in conjunction with, the "Principal Investment Risks" section of each Prospectus.


         An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

         An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

         Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

         The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

         The discussion below supplements, and should be read in conjunction with, the "Non-Principal Risk Considerations" section of each Prospectus.


         Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

         Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to deliver the instruments underlying futures contracts it has sold.

         The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to levels comparable to direct investment in stocks.

         Utilization of futures and options on futures by the Funds involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Investment Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

         Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

         Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

         Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that each Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, each Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor -- (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). Each Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

                                   MANAGEMENT

         Trustees and Officers


         The general supervision of the duties performed by the Investment Adviser for the Funds under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Board of Trustees currently has five Trustees, all of whom have no affiliation or business connection with the Investment Adviser, the Distributor or any of their affiliated persons and do not own any stock or other securities issued by the Investment Adviser (the "non-interested" or "independent" Trustees ("Independent Trustees")).


         The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser. As of the date of this Statement of Additional Information, the Fund Complex consists of the Trust's 25 portfolios, 13 separate portfolios of Claymore Exchange-Traded Fund Trust 2 and 15 closed-end management investment companies.



                                                                                         NUMBER OF          OTHER
                                                                                       PORTFOLIOS IN    DIRECTORSHIPS
          NAME, ADDRESS        POSITION(S)   TERM OF OFFICE                          FUND COMPLEX    HELD BY TRUSTEES
      AND YEAR OF BIRTH OF      HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION(S)  OVERSEEN BY    DURING THE PAST
      INDEPENDENT TRUSTEES*       TRUST      TIME SERVED**      DURING PAST 5 YEARS      TRUSTEES        FIVE YEARS



Randall C. Barnes         Trustee    Since 2006             Private Investor.               48            None.
Year of Birth: 1951                                         Formerly, Senior Vice
                                                            President, Treasurer
                                                            (1993-1997), President,
                                                            Pizza Hut International
                                                            (1991-1993) and Senior
                                                            Vice President,
                                                            Strategic Planning and
                                                            New Business Development
                                                            (1987-1990) of PepsiCo,
                                                            Inc. (1987-1997).

Roman Friedrich III       Trustee   Since 2010              Founder of Roman Friedrich      41            Director of
Year of birth: 1946                                         & Company, which                              GFM Resources
                                                            specializes in the                            Ltd. (2005-present),
                                                            provision of financial                        Zincore Metals Inc.
                                                            advisory services to                          (2009-present),
                                                            corporations in the                           Strata Gold Corporation
                                                            resource sector (1998-                        (2003-2009), and
                                                            present).  Formerly,                          Gateway Gold Corp.
                                                            Managing Director of TD                       (2004-2008)
                                                            Securities (1996-1998);
                                                            Managing Director of
                                                            Lancaster Financial Ltd.
                                                            (1990-1996); Managing
                                                            Director of Burns Fry Ltd.
                                                            (1980-1984); President of
                                                            Chase Manhattan Bank
                                                            (Canada) Ltd. (1975-1997).

Robert B. Karn III        Trustee   Since 2010              Consultant (1998-present).      42            Director of
Year of birth: 1942                                         Formerly, Managing Partner,                   Peabody Energy
                                                            Financial and Economic                        Company
                                                            Consulting, St. Louis                         (2003-present),
                                                            office of Arthur Anderson,                    Natural
                                                            LLP (1977-1997).                              Resource
                                                                                                          Partners, LLC
                                                                                                          (2002-present)
                                                                                                          and Kennedy
                                                                                                          Capital
                                                                                                          Management,
                                                                                                          Inc.
                                                                                                          (2002-present)



                                       12


                                                                                         NUMBER OF          OTHER
                                                                                       PORTFOLIOS IN    DIRECTORSHIPS
          NAME, ADDRESS        POSITION(S)   TERM OF OFFICE                          FUND COMPLEX    HELD BY TRUSTEES
      AND YEAR OF BIRTH OF      HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION(S)  OVERSEEN BY    DURING THE PAST
      INDEPENDENT TRUSTEES*       TRUST      TIME SERVED**      DURING PAST 5 YEARS      TRUSTEES        FIVE YEARS

Ronald E. Toupin, Jr.         Trustee      Since 2006       Retired. Formerly Vice          48            None.
Year of Birth: 1958                                         President, Manager and
                                                            Portfolio Manager of
                                                            Nuveen Asset Management
                                                            (1998-1999), Vice
                                                            President of Nuveen
                                                            Investment Advisory
                                                            Corporation
                                                            (1993-1999), Vice
                                                            President and
                                                            Manager of Nuveen
                                                            Unit Investment
                                                            Trusts (1991-1999),
                                                            and Assistant Vice
                                                            President and
                                                            Portfolio Manager of
                                                            Nuveen Unit
                                                            Investment Trusts
                                                            (1988-1999), each of
                                                            John Nuveen &
                                                            Company, Inc.
                                                            (1982-1999).

Ronald A. Nyberg              Trustee      Since 2006       Partner of Nyberg &             51            None.
Year of Birth: 1953                                         Cassioppi, LLC, a law
                                                            firm specializing in
                                                            Corporate Law, Estate
                                                            Planning and Business
                                                            Transactions
                                                            (2000-present).
                                                            Formerly, Executive Vice
                                                            President, General
                                                            Counsel, and Corporate
                                                            Secretary of Van Kampen
                                                            Investments (1982-1999).



----------------------

* The business address of each Trustee is c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.


** This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The executive officers of the Trust, length of time served, and principal business occupations during the past five years are shown below.




NAME, ADDRESS AND
YEAR OF BIRTH OF                POSITION(S) HELD  LENGTH OF TIME
EXECUTIVE OFFICERS*             WITH TRUST        SERVED**          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------

Kevin M. Robinson               Chief Legal       Since 2008        Senior Managing Director, General Counsel
Year of birth: 1959             Officer                             and Corporate Secretary (2007-present) of
                                                                    Guggenheim Funds Investment Advisors, LLC, and
                                Chief Executive   Since 2010        Guggenheim Funds Distributors, Inc.; Chief Legal
                                Officer                             Officer of certain funds in the Fund Complex.
                                                                    Formerly, Associate General Counsel (2000- 2007) of
                                                                    NYSE Euronext, Inc. Formerly, Archipelago
                                                                    Holdings, Inc.  Senior Managing Director and
                                                                    Associate General Counsel (1997-2000) of ABN
                                                                    Amro Inc. Formerly, Senior Counsel in the
                                                                    Enforcement Division (1989-1997) of the U.S.
                                                                    Securities and Exchange Commission.

John L. Sullivan                Chief Financial   Since 2010        Senior Managing Director and Head of Fund
Year of birth: 1955             Officer, Chief                      Administration of Guggenheim Funds Investment
                                Accounting                          Advisors, LLC (2010-present). Chief Financial
                                Officer and                         Officer, Chief Accounting Officer and Treasurer
                                Treasurer                           for certain funds in the Fund Complex. Formerly,
                                                                    Managing Director and Chief Compliance Officer for
                                                                    each of the funds in the Van Kampen Investments
                                                                    fund complex (2004-2010). Formerly, Managing
                                                                    Director and Head of Fund Accounting and
                                                                    Administration for Morgan Stanley Investment
                                                                    Management (2002-2004).

Bruce Saxon                      Chief             Since 2006       Vice President, Fund Compliance Officer of
Year of birth: 1957              Compliance                         Guggenheim Funds Services Group, Inc.
                                 Officer                            (2006-present). Chief Compliance Officer of certain
                                                                    funds in the Fund Complex. Formerly, Chief Compliance
                                                                    Officer/Assistant Secretary of Harris
                                                                    Investment Management, Inc. (2003-2006).
                                                                    Director-Compliance of Harrisdirect LLC
                                                                    (1999-2003).

Elizabeth H. Hudson              Secretary         Since 2010       Assistant General Counsel of Guggenheim
Year of birth: 1980                                                 Funds Services Group, Inc. (2009-present).
                                                                    Assistant Secretary of certain funds in the
                                                                    Fund Complex. Formerly, Associate at Bell, Boyd
                                                                    & Lloyd LLP (n/k/a K&L Gates LLP) (2007-2008).
                                                                    J.D., Northwestern University (2004-2007).






                                    14



William H. Belden III            Vice President    Since 2006       Managing Director of Guggenheim Funds Distributors,
Year of birth: 1965                                                 Inc. (2005-present). Formerly, Vice President of
                                                                    Product Management at Northern Trust Global
                                                                    Investments (1999-2005); Vice President of
                                                                    Stein Roe & Farnham (1995-1999).

Chuck Craig                      Vice President    Since 2006       Managing Director (2006-present), Vice
Year of birth: 1967                                                 President (2003-2006) of Guggenheim Funds
                                                                    Distributors, Inc. Formerly, Assistant Vice
                                                                    President, First Trust Portfolios, L.P.
                                                                    (1999-2003); Analyst, PMA Securities, Inc.
                                                                    (1996-1999).

David A. Botset                  Vice President    Since 2010       Senior Vice President, Guggenheim Funds
Year of birth: 1974                                                 Distributors, Inc. from 2008 to present,
                                                                    formerly Vice President, Guggenheim Funds
                                                                    Distributors, Inc. (2007-2008); Assistant Vice
                                                                    President, Investment Development and Oversight,
                                                                    Nuveen Investments (2004 - 2007); Assistant Vice
                                                                    President Internal Sales and Service, Nuveen
                                                                    Investments.

James Howley                     Assistant         Since 2006       Vice President, Fund Administration of
Year of birth: 1972              Treasurer                          Guggenheim Funds Distributors, Inc. (2004-present).
                                                                    Formerly, Manager, Mutual Fund Administration
                                                                    of Van Kampen Investments, Inc.

Mark J.  Furjanic                Assistant         Since 2008       Vice President, Fund Administration-Tax
Year of birth: 1959              Treasurer                          (2005-present) of Guggenheim Funds Investment Advisors,
                                                                    LLC and Guggenheim Funds Distributors, Inc.; Assistant
                                                                    Treasurer of certain funds in the Fund
                                                                    Complex. Formerly, Senior Manager
                                                                    (1999-2005) for Ernst & Young LLP.

Donald P. Swade                  Assistant         Since 2008       Vice President, Fund Administration (2006-present)
Year of birth: 1972              Treasurer                          of Guggenheim Funds Investment Advisors,
                                                                    LLC and Guggenheim Funds Distributors, Inc.;
                                                                    Assistant Treasurer of certain funds in the Fund
                                                                    Complex. Formerly, Manager-Mutual Fund
                                                                    Financial Administration (2003-2006) for
                                                                    Morgan Stanley/Van Kampen Investments.


Mark E. Mathiasen                Assistant         Since 2008       Vice President; Assistant General Counsel of
Year of birth: 1978              Secretary                          Guggenheim Funds Services Group, Inc. (2007-present).
                                                                    Secretary of certain funds in the Fund
                                                                    Complex. Previously, Law Clerk, Idaho
                                                                    State Courts (2003-2006).




----------------------


*    The business address of each Officer is c/o Guggenheim Funds
     Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.



** This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

         For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.



                         DOLLAR RANGE OF EQUITY
                               SECURITIES
                                 IN THE
                               GUGGENHEIM
                                INSIDER ETF
                                 (AS OF
NAME OF TRUSTEE             AUGUST 31, 2010)
--------------------------------------------

INDEPENDENT TRUSTEES
Randall C. Barnes                  None
Roman Friedrich III                None
Robert B. Karn III                 None
Ronald A. Nyberg                   None
Ronald E. Toupin, Jr.              None




                         DOLLAR RANGE OF EQUITY
                               SECURITIES            DOLLAR RANGE OF EQUITY      DOLLAR RANGE OF EQUITY
                                 IN THE                    SECURITIES                  SECURITIES
                               GUGGENHEIM                   IN THE                       IN THE
                                SECTOR                    GUGGENHEIM                   GUGGENHEIM
                             ROTATION ETF                ASSET INCOME                 SPIN-OFF ETF
                                 (AS OF                  ETF (AS OF                     (AS OF
NAME OF TRUSTEE             AUGUST 31, 2010)           AUGUST 31, 2010)             AUGUST 31, 2010)
---------------------------------------------------------------------------------------------------------


INDEPENDENT TRUSTEES
Randall C. Barnes                  None                       None                         None
Roman Friedrich III                None                       None                         None
Robert B. Karn III                 None                       None                         None
Ronald A. Nyberg                   None                       None                         None
Ronald E. Toupin, Jr.              None                       None                         None



                         DOLLAR RANGE OF EQUITY
                               SECURITIES           DOLLAR RANGE OF EQUITY
                                 IN THE                   SECURITIES
                              GUGGENHEIM                    IN THE
                             TOMO PATENT                  GUGGENHEIM
                                 ETF                   DEFENSIVE EQUITY
                                (AS OF                   ETF (AS OF
NAME OF TRUSTEE             AUGUST 31, 2010)           AUGUST 31, 2010)
------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Randall C. Barnes                 None                        None
Roman Friedrich III               None                        None
Robert B. Karn III                None                        None
Ronald A. Nyberg                  None                        None
Ronald E. Toupin, Jr.             None                        None






                                       16





                        DOLLAR RANGE OF EQUITY      DOLLAR RANGE OF EQUITY    DOLLAR RANGE OF EQUITY
                              SECURITIES                  SECURITIES                SECURITIES
                               IN THE                       IN THE                    IN THE
                          GUGGENHEIM OCEAN           GUGGENHEIM RAYMOND            GUGGENHEIM
                            TOMO GROWTH                   JAMES SB-1               MID-CAP CORE
                              INDEX ETF                   EQUITY ETF                    ETF
                                (AS OF                      (AS OF                    (AS OF
NAME OF TRUSTEE            AUGUST 31, 2010)            AUGUST 31, 2010)           AUGUST 31, 2010)
----------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
Randall C. Barnes                None                         None                       None
Roman Friedrich III              None                         None                       None
Robert B. Karn III               None                         None                       None
Ronald A. Nyberg                 None                         None                       None
Ronald E. Toupin, Jr.            None                         None                       None




                          AGGREGATE DOLLAR
                          RANGE OF EQUITY
                          SECURITIES IN ALL
                        REGISTERED INVESTMENT
                         COMPANIES OVERSEEN
                            BY TRUSTEE IN
                              FAMILY OF
                        INVESTMENT COMPANIES
                               (AS OF
NAME OF TRUSTEE           AUGUST 31, 2010)
----------------------------------------------

INDEPENDENT TRUSTEES
Randall C. Barnes            Over $100,000
Roman Friedrich III             None
Robert B. Karn III           $10,001-50,000
Ronald A. Nyberg             Over $100,000
Ronald E. Toupin, Jr.           None




         As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of a Fund.

Board Leadership Structure

         The primary responsibility of the Board of Trustees is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds' day-to-day operations are managed by the Investment Adviser and other service providers who have been approved by the Board. The Board is currently comprised of five Trustees, all of whom (including the chairman) are Independent Trustees. Generally, the Board acts by majority vote of all the Trustees, which includes a majority vote of the Independent Trustees.

         The Board has appointed an Independent Chairperson, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers, review the Funds' financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.


Qualifications and Experience of Trustees and Nominees

         The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a demonstrated willingness to take an independent and questioning view of management.

         The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Trust's business and structure. References to the qualifications, attributes and skills of Trustees do not constitute holding out of any Trustee as being an expert in such area.


         Randall C. Barnes. Mr. Barnes has served as a Trustee of the Trust and other funds in the Fund Complex since 2003. Mr. Barnes also serves on the board of certain funds sponsored by Claymore Investments Inc., a wholly-owned subsidiary of Guggenheim Funds Services Group, Inc. Through his service as a Trustee of the Trust and as chairman of the Audit Committee, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc., and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

         Roman Friedrich III. Mr. Friedrich has served as a trustee of other funds in the Fund Complex since 2004. Mr. Friedrich also serves on the board of certain fund sponsored by Claymore Investments, Inc., a wholly owned subsidiary of Guggenheim Funds Services Group, Inc. Through his service as a trustee of other funds in the Fund Complex, his service on other public company boards, his experience as founder and chairman of Roman Friedrich & Company, a financial advisory firm and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

         Robert B. Karn III. Mr. Karn has served as a trustee of other funds in the Fund Complex since 2004. Through his service as a trustee of other funds in the Fund Complex, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters.

         Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Trust and other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and as chairman of the Nominating & Governance Committee, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

         Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Trust and other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and as chairman of the Board, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

         Each Trustee also now has considerable familiarity with the Trust, its adviser and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of certain funds in the Fund Complex.


Board's Role in Risk Oversight


         Consistent with its responsibility for oversight of the Trust, the Board, among other things, oversees risk management of the Fund's investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and will periodically review, policies, procedures and controls designed to address these different types of risks. Under the Board's supervision, the officers of the Trust, the Investment Adviser and other service providers to the Fund also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board's periodic review of the Fund's advisory and other service provider agreements, the Board may consider risk management aspects of the service providers' operations and the functions for which they are responsible.


         The Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee receives reports from the Fund's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund's Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives report from the Chief Compliance Officer regarding the effectiveness of the Fund's compliance program. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds' performance. In addition, the Board receives reports from the Investment Adviser on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee comprised of Trust officers and Investment Adviser personnel and has approved Fair Valuation procedures applicable to valuing the Fund's securities, which the Board and the Audit Committee periodically review. The Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Role of Diversity in Considering Board Candidates

         In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board's composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

Board Committees

         Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Nominating and Governance Committee. The Nominating and

Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust does not have a standing compensation committee. During the Funds' fiscal year ended August 31, 2010, the Trust's Nominating and Governance Committee met five times.

         Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and acting as a liason between the Board of Trustees and the Trust's independent registered public accounting firm. During the Funds' fiscal year ended August 31, 2010, the Trust's Audit Commitee met four times.



         Remuneration of Trustees and Officers

         The Trust, together with Claymore Exchange-Traded Fund Trust 2, currently pays each Independent Trustee a fee of $25,000 per year, and also pays an annual fee of $4,500 to the independent chairperson of the Board of Trustees and an annual fee of $1,500 to the independent chairperson of the Audit Committee or the Nominating and Governance Committee. In addition, the Trust pays each Independent Trustee a fee of (a) $1,000 for each regular or special meeting of the Board of Trustees attended by such Trustee, (b) $ 1,000 for each meeting of the Board of Trustees for the organization of one or more new separate series of the Trust attended by such Trustee and (c) $500 for each meeting of the Audit Committee or the Nominating and Governance Committee attended by such Trustee (in each case whether the meeting occurs and/or the Trustee attends in person or by telephone).


         Effective January 1, 2011, the following fees will be paid to the Independent Trustees: (i) annual retainer of $35,000 per Trustee; (ii) annual fee of $4,500 to the chairperson of the Board; (iii) Annual fee of $3,000 to the chairperson of the Audit committee; (iv) annual fee of $1,500 to the chairperson of the Nominating and Governance committee. The meeting fees wll remain the same.

         Officers who are employed by the Investment Adviser receive no compensation or expense reimbursements from the Trust.


         The table below shows the compensation that was paid to Trustees for the Fund's fiscal year ended August 31, 2010.


                                                              PENSION OR RETIREMENT
                                  AGGREGATE COMPENSATION   BENEFITS ACCRUED AS PART OF     TOTAL COMPENSATION PAID
NAME OF TRUSTEE                         FROM TRUST                FUND EXPENSES               FROM FUND COMPLEX
---------------                   ----------------------   ---------------------------     -----------------------




INDEPENDENT TRUSTEES
Randall C. Barnes                       $ 21,063                       N/A                       $ 269,155
Roman Friedrich III                     $  2,000                       N/A                       $  54,250
Robert B. Karn III                      $  2,000                       N/A                       $  54,000
Ronald A. Nyberg                        $ 21,063                       N/A                       $ 373,170
Ronald E. Toupin, Jr.                   $ 22,188                       N/A                       $ 314,825





         The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of each Fund.



         Investment Adviser. The Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.


         Portfolio Managers. Chuck Craig, CFA, Managing Director, Portfolio Management and Supervision, and Saroj Kanuri, CFA, Vice President, ETF Portfolio Management, of Guggenheim Funds Advisors, serve as portfolio managers for each Fund and are responsible for the day-to-day management of each Fund's portfolio.


         Other Accounts Managed by the Portfolio Managers. As of August 31, 2010, Messrs. Craig and Kanuri managed 2 registered investment companies (consisting of a total of 40 separate series) with a total of $2.9 billion in assets; Mr. Craig managed 31 pooled investment vehicles other than registered investment companies with a total of approximately $5 billion in assets, while Mr. Kanuri managed no such other pooled investment vehicles. Neither Mr. Craig nor Mr. Kanuri managed any other accounts.


         Although the Funds in the Trust that are managed by Messrs. Craig and Kanuri may have different investment strategies, each has a portfolio objective of replicating its underlying index. The Investment Adviser does not believe that management of the different Funds of the Trust presents a material conflict of interest for the portfolio managers or the Investment Adviser.

         Portfolio Manager Compensation. The portfolio managers' compensation consists of the following elements:

         Base salary: Each portfolio manager is paid a fixed base salary by the Investment Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities.

         Annual bonus: Each portfolio manager is eligible for a discretionary annual bonus. There is no policy regarding, or agreement with, each portfolio manager to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by each portfolio manager. Each portfolio manager also participates in benefit plans and programs generally available to all employees of the Investment Adviser.


         Securities Ownership of the Portfolio Managers. As of August 31, 2010, Mr. Kanuri did not own Shares of any Fund. As of August 31, 2010, Mr. Craig owned the following securities:

     Guggenheim Defensive Equity ETF             $1-10,000
     Guggenheim Raymond James SB-1 Equity ETF    $1-10,000
     Guggenheim Sector Rotation ETF              $10,001-50,000

         Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, each Fund has agreed to pay an annual management fee equal to a percentage of its average daily net assets set forth in the chart below.

-------------------------------------------------------------------------------- ---------------------------------------------------
                       FUND                                                                     FEE
-------------------------------------------------------------------------------- ---------------------------------------------------



Guggenheim Defensive Equity Index ETF                                            0.50% of average daily net assets
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Insider Sentiment ETF                                                 0.50% of average daily net assets
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Zacks Mid-Cap Core ETF                                                0.50% of average daily net assets
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Multi-Asset Income ETF                                                0.50% of average daily net assets
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Ocean Tomo Growth Index ETF                                           0.50% of average daily net assets
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Ocean Tomo Patent ETF                                                 0.50% of average daily net assets
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Raymond James SB-1 Equity ETF                                         0.75% of average daily net assets
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Sector Rotation ETF                                                   0.50% of average daily net assets
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Spin-Off ETF                                                          0.50% of average daily net assets
-------------------------------------------------------------------------------- ---------------------------------------------------



         Each Fund (except for the Guggenheim Raymond James SB-1 Equity ETF) is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, licensing fees, offering costs, brokerage commissions, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding the percentage of its average net assets set forth in the chart below (the "Expense Cap"). The offering costs excluded from the expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. For a period of five years subsequent to a Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.



-------------------------------------------------------------------------------- ---------------------------------------------------
                       FUND                                                                EXPENSE CAP
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Defensive Equity ETF                                                  0.60% of average daily net assets
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Insider Sentiment ETF                                                 0.60% of average daily net assets
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Mid-Cap Core ETF                                                      0.60% of average daily net assets
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Multi-Asset Income ETF                                                0.60% of average daily net assets
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Ocean Tomo Growth Index ETF                                           0.60% of average daily net assets
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Ocean Tomo Patent ETF                                                 0.60% of average daily net assets
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Sector Rotation ETF                                                   0.60% of average daily net assets
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Spin-Off ETF                                                          0.60% of average daily net assets
-------------------------------------------------------------------------------- ---------------------------------------------------


         Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, the Investment Adviser is responsible for all expenses of the Guggenheim Raymond James SB-1 Equity ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, distribution fees or expenses, brokerage expenses, taxes, and extraordinary expenses not incurred in the ordinary course of the Guggenheim Raymond James SB-1 Equity ETF's business.

         The aggregate amount of the management fee paid by each Fund to the Investment Adviser for the Fund's fiscal year ended August 31, 2010 (before giving effect to any amounts reimbursed by the Investment Adviser pursuant to the Expense Reimbursement Agreement), and the aggregate amount of expenses reimbursed by the Investment Adviser under the Expense Reimbursement Agreement during that period are set forth in the chart below with respect to each Fund.

FUND                                 MANAGEMENT FEES PAID (BEFORE            NET MANAGEMENT FEES REIMBURSED
                                     REIMBURSEMENTS) FOR THE FISCAL YEAR     FOR THE FISCAL YEAR ENDED
                                     ENDED AUGUST 31, 2010                   AUGUST 31, 2010

Guggenheim Defensive Equity ETF      $   76,716                              $ 76,716
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Insider Sentiment ETF     $  463,728                              $167,037
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Mid-Cap Core ETF          $   26,045                              $ 26,045
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Multi-Asset Income ETF    $1,015,896                              $286,741
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Ocean Tomo Growth
 Index ETF                           $   23,264                              $ 23,264
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Ocean Tomo Patent ETF     $   67,218                              $ 67,218
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Raymond James SB-1
 Equity ETF                          $  379,370                              $      0
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Sector Rotation ETF       $  114,611                              $114,611
-------------------------------------------------------------------------------- ---------------------------------------------------
Guggenheim Spin-Off ETF              $   63,896                              $ 63,896


         The aggregate amount of the management fee paid by each Fund to the Investment Adviser for the Fund's fiscal year ended August 31, 2009 (before giving effect to amounts reimbursed by the Investment Adviser pursuant to the Expense Limitation Agreement), and the aggregate amount expenses reimbursed by the Investment Adviser under the Expense Reimbursement Agreement) during that period are set forth in the chart below with respect to each Fund.


----------------------------------- ----------------------------- ----------------------- ----------------------
FUND                                MANAGEMENT FEES PAID (BEFORE  NET MANAGEMENT FEES
                                    REIMBURSMENTS) FOR            REIMBURSED FOR THE      DATE OF FUND'S
                                    THE FISCAL YEAR ENDED         FISCAL YEAR ENDED       COMMENCEMENT OF
                                    AUGUST 31, 2009               AUGUST 31, 2009         OPERATIONS
----------------------------------- ----------------------------- ----------------------- ----------------------
Guggenheim Defensive Equity ETF     $ 71,839                      $ 71,839                December 15, 2006
----------------------------------- ----------------------------- ----------------------- ----------------------
Guggenheim Insider Sentiment ETF    $114,254                      $110,947                September 21, 2006
----------------------------------- ----------------------------- ----------------------- ----------------------
Guggenheim Mid-Cap Core ETF         $ 16,531                      $ 16,531                April 2, 2007
----------------------------------- ----------------------------- ----------------------- ----------------------
Guggenheim Multi-Asset Income ETF   $265,509                      $150,415                September 21, 2006
----------------------------------- ----------------------------- ----------------------- ----------------------
Guggenheim Ocean Tomo Growth Index  $  9,045                      $  9,045                April 2, 2007
ETF
----------------------------------- ----------------------------- ----------------------- ----------------------
Guggenheim Ocean Tomo Patent ETF    $ 29,291                      $ 29,291                December 15, 2006
----------------------------------- ----------------------------- ----------------------- ----------------------
Guggenheim Raymond James SB-1       $337,315                      $      0                September 4, 2008*
Equity ETF
----------------------------------- ----------------------------- ----------------------- ----------------------
Guggenheim Sector Rotation ETF      $180,198                      $111,559                September 21, 2006
----------------------------------- ----------------------------- ----------------------- ----------------------
Guggenheim Spin-Off ETF             $ 37,820                      $ 37,820                December 15, 2006
----------------------------------- ----------------------------- ----------------------- ----------------------


* The Predecessor Fund to the Guggenheim Raymond James SB-1 Equity ETF commenced operations as a closed-end fund on May 19, 2006. The Guggenheim Raymond James SB-1 Equity ETF commenced operations as an exchange-traded fund on September 4, 2008.

The aggregate amount of the management fee paid by each applicable Fund to the Investment Adviser for the Fund's fiscal year ended August 31, 2008 (before giving effect to amounts reimbursed by the Investment Adviser pursuant to the Expense Limitation Agreement), and the aggregate amount of expenses reimbursed by the Investment Adviser under the Expense Reimbursement Agreement) during that period are set forth in the chart below with respect to each applicable Fund.


------------------------------- ---------------------------- ---------------------------- ----------------------------
FUND                            MANAGEMENT FEES PAID (BEFORE
                                REIMBURSMENTS) FOR           NET MANAGEMENT FEES          DATE OF FUND'S
                                THE FISCAL YEAR ENDED        REIMBURSED FOR THE FISCAL    COMMENCEMENT OF OPERATIONS
                                AUGUST 31, 2008              YEAR ENDED AUGUST 31, 2008
------------------------------- ---------------------------- ---------------------------- ----------------------------
Guggenheim Defensive            $   112,588                     $    112,588              December 15, 2006
Equity ETF
------------------------------- ---------------------------- ---------------------------- --------------------------
Guggenheim Insider Sentiment    $   144,303                     $    119,878              September 21, 2006
ETF
------------------------------- ---------------------------- ---------------------------- --------------------------
Guggenheim Mid-Cap Core ETF     $    24,652                     $     24,652              April 2, 2007
------------------------------- ---------------------------- ---------------------------- --------------------------
Guggenheim Multi-Asset          $   311,760                     $    149,173              September 21, 2006
Income ETF
------------------------------- ---------------------------- ---------------------------- --------------------------
Guggenheim Ocean Tomo Growth    $    13,211                     $     13,211              April 2, 2007
Index ETF
------------------------------- ---------------------------- ---------------------------- --------------------------
Guggenheim Ocean Tomo Patent    $    50,744                     $     50,744              December 15, 2006
ETF
------------------------------- ---------------------------- ---------------------------- --------------------------
Guggenheim Sector Rotation ETF  $   529,610                     $    162,874              September 21, 2006
------------------------------- ---------------------------- ---------------------------- --------------------------
Guggenheim Spin-Off ETF         $   150,890                     $    117,832              December 15, 2006
------------------------------- ---------------------------- ---------------------------- --------------------------

         Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until August 31, 2011, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to the Fund.


         Guggenheim Funds Advisors is located at 2455 Corporate West Drive, Lisle, Illinois 60532. Guggenheim Funds Services Group, Inc., the parent company of Guggenheim Funds Advisors, is a wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"). Guggenheim is a diversified financial services firm whose primary business lines include asset management, investment advisory, fixed income brokerage, institutional finance, and merchant banking. Through its affiliates, including Guggenheim Partners Asset Management, Inc., Guggenheim has more than $100 billion of assets under supervision. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

         The Investment Adviser has served as the investment adviser of each Fund since the Fund's inception. On October 14, 2009, Guggenheim Funds Services Group Inc. ("Guggenheim Funds Group") (formerly known as Claymore Group Inc.), the parent of the Investment Adviser, completed a merger transaction resulting in a change-of-control whereby Guggenheim Funds Group and its subsidiaries, including the Investment Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. Under the 1940 Act, consummation of this transaction resulted in the automatic termination of the then-current Advisory Agreement for each Fund. Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Trust and the Investment Adviser (the "Interim Advisory Agreement"), with terms and conditions identical (other than effective dates) to the terms and conditions of the original Advisory Agreement, pursuant to which the Investment Adviser continued to provide investment advisory services to each Fund under the same terms as the terminated original Advisory Agreement. Each Fund's Interim Advisory Agreement took effect upon the termination of the Fund's original Advisory Agreement and was scheduled to terminate upon the sooner to occur of (i) 150 calendar days after October 14, 2009 or (ii) the approval of a new investment advisory agreement by the shareholders of the applicable Fund. Each Fund's new Advisory Agreement was also approved by the Fund's Board on September 28, 2009 and was subsequently approved by the shareholders of each Fund. The terms and conditions of the new Advisory Agreement are identical (other than effective dates) to the terms and conditions of the original Advisory Agreement.

         Administrator. Guggenheim Funds Advisors also serves as the Trust's administrator. Pursuant to an administration agreement, Guggenheim Funds Advisors provides certain administrative, bookkeeping and accounting services to the Trust. For the services, the Trust, on behalf of the Funds (except for the Guggenheim Raymond James SB-1 Equity ETF), pays Guggenheim Funds Advisors a fee, accrued daily and paid monthly, at the annualized rate of the Trust's average daily net assets as follows:



First $200,000,000      0.0275%
Next $300,000,000       0.0200%
Next $500,000,000       0.0150%
Over $1 billion         0.0100%




         Guggenheim Funds Advisors is compensated for its administrative, bookkeeping and accounting services to the Guggenheim Raymond James SB-1 Equity ETF solely from the unitary management fee pursuant to the Investment Advisory Agreement.


         For the fiscal years ended August 31, 2008, August 31, 2009 and August 31, 2010, respectively, after giving effect to fee waivers and expense reimbursements, the Trust paid to Guggenheim Funds Advisors a total of $245,609, $138,941 and $269,681, respectively, in fees pursuant to the administration agreement.



         Custodian and Transfer Agent. The Bank of New York Mellon ("BNY"), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, BNY holds the Funds' assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BNY also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. As compensation for the foregoing services, BNY receives certain out-of-pocket costs, transaction fees and asset based fees which are accrued daily and paid monthly by the Trust (except for with respect to the Guggenheim Raymond James SB-1 Equity ETF, for which the fees are paid by the Investment Adviser from the management fee). For the fiscal years ended August 31, 2008, August 31, 2009 and August 31, 2010, the Trust paid to BNY a total of $638,481, $715,655 and $1,125,689 respectively, in fees pursuant to the Custodian Agreement and Transfer Agency Agreement.




         Distributor. Guggenheim Funds Distributors, Inc. ("Guggenheim Funds Distributor" or the "Distributor") is the distributor of the Funds' Shares. Its principal address is 2455 Corporate West Drive, Lisle, Illinois 60532. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Unit Aggregations."



         12b-1 Plan. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which each Fund may reimburse the Distributor up to a maximum annual rate of the percentage of its average daily net assets as set forth in the chart below.


------------------------------------------------------------------------- --------------------------------------------
                                  FUND                                                        FEE


------------------------------------------------------------------------- --------------------------------------------
Guggenheim Defensive Equity ETF                                           0.25% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Guggenheim Insider Sentiment ETF                                          0.25% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Guggenheim Mid-Cap Core ETF                                               0.25% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Guggenheim Multi-Asset Income ETF                                         0.25% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Guggenheim Ocean Tomo Growth Index ETF                                    0.25% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Guggenheim Ocean Tomo Patent ETF                                          0.25% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Guggenheim Raymond James SB-1 Equity ETF                                  0.25% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Guggenheim Sector Rotation ETF                                            0.25% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Guggenheim Spin-Off ETF                                                   0.25% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------


         The Trust may pay a monthly fee not to exceed 0.25% per annum of each Fund's average daily net assets to reimburse the Distributor for actual amounts expended to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to (i) delivering copies of the Trust's then-current prospectus to prospective purchasers of such Creation Units; (ii) marketing and promotional services including advertising; (iii) facilitating communications with beneficial owners of shares of the Fund; and (iv) such other services and obligations as are set forth in the Distribution Agreement. Distribution expenses incurred in any one year in excess of 0.25% of the Fund's average daily net assets may be reimbursed in subsequent years subject to the annual 0.25% limit and subject further to the approval of the Board of Trustees, including a majority of the Independent Trustees. The Distributor may use all or any portion of the amount received pursuant to the Plan to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services, pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under the Plan.

         The Plan shall, unless terminated as set forth below, remain in effect with respect to the Fund provided that its continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund. In the event of termination or non-continuance of the Plan, the Trust may reimburse any expense which it incurred prior to such termination or non-continuance, provided that such reimbursement is specifically approved by both a majority of the Board of Trustees and a majority of the Independent Trustees.

         Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

         The Plan was adopted in order to permit the implementation of the Funds' method of distribution. However, no such fee is currently charged to the Fund, and there are no plans in place to impose such a fee. In addition, the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this SAI.


         Financial Intermediary Compensation. The Investment Adviser and/or its subsidiaries or affiliates ("Guggenheim Entities") may pay certain broker-dealers, banks and other financial intermediaries ("Intermediaries") for certain activities related to the Funds or other Guggenheim funds ("Payments"). Any Payments made by Guggenheim Entities will be made from their own assets and not from the assets of the Funds. Although a portion of Guggenheim Entities' revenue comes directly or indirectly in part from fees paid by the Funds and other Guggenheim funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or other Guggenheim funds. Guggenheim Entities may make Payments for Intermediaries' participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems ("Education Costs"). Guggenheim Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded funds in general ("Publishing Costs"). In addition, Guggenheim Entities may make Payments to Intermediaries that make shares of the Funds and certain other Guggenheim funds available to their clients or for otherwise promoting the Funds and other Guggenheim funds. Payments of this type are sometimes referred to as revenue-sharing payments.

         Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds and other Guggenheim funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

         Guggenheim Entities may determine to make Payments based on any number of metrics. For example, Guggenheim Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary's services at defined levels or an amount based on the Intermediary's net sales of one or more Guggenheim funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, Guggenheim anticipates that the Payments paid by Guggenheim Entities in connection with the Funds and other Guggenheim funds will be immaterial to Guggenhiem Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any Payments his or her Intermediary firm may receive. Any payments made by the Guggenheim Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of Guggenheim funds.


         Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this Statement of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

         The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

         Index Providers. Set forth below is a list of each Fund and the Underlying Index upon which it is based and the entity that compiles each Underlying Index (the "Index Provider").

---------------------------------------- -------------------------------------- --------------------------------------
FUND                                     UNDERLYING INDEX                       INDEX PROVIDER
---------------------------------------- -------------------------------------- --------------------------------------



Guggenheim Defensive                     Defensive Equity Index                 Sabrient Systems, LLC ("Sabrient")
Equity ETF
---------------------------------------- -------------------------------------- --------------------------------------
Guggenheim Insider Sentiment ETF         Sabrient Insider Sentiment Index       Sabrient
---------------------------------------- -------------------------------------- --------------------------------------
Guggenheim Mid-Cap Core ETF              Zacks Mid-Cap Core Index               Zacks
---------------------------------------- -------------------------------------- --------------------------------------
Guggenheim Multi-Asset Income ETF        Zacks Multi-Asset Income Index         Zacks
---------------------------------------- -------------------------------------- --------------------------------------
Guggenheim Ocean Tomo Growth Index ETF   Ocean Tomo Index                       Ocean Tomo
---------------------------------------- -------------------------------------- --------------------------------------
Guggenheim Ocean Tomo Patent ETF         Patent Index                           Ocean Tomo, LLC ("Ocean Tomo")
---------------------------------------- -------------------------------------- --------------------------------------
Guggenheim Raymond James SB-1            Raymond James SB-1 Equity Index        Raymond James Research Services, LLC
Equity ETF                                                                      ("Raymond James")
---------------------------------------- -------------------------------------- --------------------------------------
Guggenheim Sector Rotation ETF           Zacks Sector Rotation Index            Zacks Investment Research, Inc.
                                                                                ("Zacks")
---------------------------------------- -------------------------------------- --------------------------------------
Guggenheim Spin-Off ETF                  Spin-off Index                         Beacon
---------------------------------------- -------------------------------------- --------------------------------------


         No Index Provider is affiliated with the Funds or the Investment Adviser. Each Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser, which in turn has a licensing agreement with the applicable Index Provider. The Funds reimburse the Investment Adviser for the licensing fee payable to the Index Provider.


         The only relationship that each Index Provider has with the Investment Adviser or Distributor of the Funds in connection with the Funds are that each Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Indices and the name of the Underlying Indices. The Underlying Indices are selected and calculated without regard to the Investment Adviser, Distributor or owners of the Funds. Each Index Provider has no obligation to take the specific needs of the Investment Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the Underlying Indices. Each Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the net asset value of the Funds. Each Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Funds.

         EACH INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUNDS OR UNDERLYING INDICES. EACH INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN. EACH INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL AN INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS OR THE UNDERLYING INDICES, EVEN IF THE INDEX PROVIDER IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             BROKERAGE TRANSACTIONS

         The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

         In seeking to implement the Trust's policies, the Investment Adviser effects transactions with those brokers and dealers that the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Investment Adviser and its affiliates do not currently participate in soft dollar transactions.

         The Investment Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Investment Adviser are considered at or about the same time, transactions in such securities are allocated among the Funds, the several investment companies and clients in a manner deemed equitable to all by the Investment Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.


The aggregate brokerage commissions paid by each Fund for the Fund's fiscal year ended August 31, 2010 are set forth in the table below.


FUND                                                    BROKERAGE COMMISSIONS PAID FOR THE FISCAL YEAR
                                                        ENDED AUGUST 31, 2010
Guggenheim Defensive Equity ETF                         $  1,482
Guggenheim Insider Sentiment ETF                        $ 32,309
Guggenheim Mid-Cap Core ETF                             $  1,364
Guggenheim Multi-Asset Income ETF                       $110,515
Guggenheim Ocean Tomo Growth Index ETF                  $    180
Guggenheim Ocean Tomo Patent ETF                        $    699
Guggenheim Raymond James SB-1 Equity ETF                $ 15,019
Guggenheim Sector Rotation ETF                          $  6,796
Guggenheim Spin-Off ETF                                 $  3,221



         The aggregate brokerage commissions paid by each Fund for the Fund's fiscal year ended August 31, 2009 are set forth in the table below.

--------------------------------------------------- ----------------------------
FUND                                            BROKERAGE COMMISSIONS PAID FOR
                                                THE FISCAL YEAR ENDED AUGUST 31,
                                                2009
----------------------------------------------- --------------------------------
Guggenheim Defensive Equity ETF                 $ 5,896
----------------------------------------------- --------------------------------
Guggenheim Insider Sentiment ETF                $18,883
----------------------------------------------- --------------------------------
Guggenheim Mid-Cap Core ETF                     $ 3,150
----------------------------------------------- --------------------------------
Guggenheim Multi-Asset Income ETF               $56,808
----------------------------------------------- --------------------------------
Guggenheim Ocean Tomo Growth Index ETF          $   405
----------------------------------------------- --------------------------------
Guggenheim Ocean Tomo Patent ETF                $   746
----------------------------------------------- --------------------------------
Guggenheim Raymond James SB-1 Equity ETF*       $88,024
----------------------------------------------- --------------------------------
Guggenheim Sector Rotation ETF                  $31,791
----------------------------------------------- --------------------------------
Guggenheim Spin-Off ETF                         $ 6,110
-------- -----------------------------------------------------------------------


*The Predecessor Fund to the Guggenheim Raymond James SB-1 Equity ETF commenced operations as a closed-end fund on May 19, 2006. The Guggenheim Raymond James SB-1 Equity ETF commenced operations as an exchange-traded fund on September 4, 2008.


The aggregate brokerage commissions paid by each applicable Fund to the Investment Adviser since the commencement of operations of that Fund until the end of the Fund's fiscal year ended August 31, 2008 are set forth in the table below.


----------------------------------------------------- --------------------------
FUND                                                  BROKERAGE COMMISSIONS PAID
                                                      FOR THE FISCAL YEAR ENDED
                                                      AUGUST 31, 2008
----------------------------------------------------- --------------------------


Guggenheim Defensive Equity ETF                       $ 4,016
----------------------------------------------------- --------------------------
Guggenheim Insider Sentiment ETF                      $11,366
----------------------------------------------------- --------------------------
Guggenheim Mid-Cap Core ETF                           $ 2,268
----------------------------------------------------- --------------------------
Guggenheim Multi-Asset Income ETF                     $57,759
----------------------------------------------------- --------------------------
Guggenheim Ocean Tomo Growth Index ETF                $   181
----------------------------------------------------- --------------------------
Guggenheim Ocean Tomo Patent ETF                      $   370
----------------------------------------------------- --------------------------
Guggenheim Sector Rotation ETF                        $36,026
----------------------------------------------------- --------------------------
Guggenheim Spin-Off ETF                               $ 8,544
----------------------------------------------------- --------------------------

                   ADDITIONAL INFORMATION CONCERNING THE TRUST

         The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on May 24, 2006.


         The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 25 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.


         Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation. The Trustees may at any time, by majority vote and without shareholder approval, cause a Fund to redeem all of its Shares and liquidate.

         Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

         The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

         The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

         The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

         Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 2455 Corporate West Drive, Lisle, Illinois 60532.


         As of November 30, 2010, the following persons owned 5% or more of a Fund's securities:



-------------------------------------------------------------------------------------------------------------
                                     GUGGENHEIM DEFENSIVE EQUITY ETF (DEF)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
-------------------------------------------------------------------------------------------------------------
TD Ameritrade                         4211 South 102nd Street, Omaha, NE 68127         6.1474%
-------------------------------------------------------------------------------------------------------------
Goldman, Sachs & Co.                  30 Hudson Street, Proxy Dept.,
                                      Jersey City, NJ 07302                            7.8675%
-------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner
& Smith Incorporated                  101 Hudson Street, Jersey City, NJ 07302         8.0439%
-------------------------------------------------------------------------------------------------------------
National Financial Services LLC       200 Liberty Street, New York, NY 10281          12.9459%
-------------------------------------------------------------------------------------------------------------
Merrill Lynch                         4 World Financial Center, New York, NY 10080    17.5164%
-------------------------------------------------------------------------------------------------------------
American Enterprise Investment
Services, Inc.                        2178 AXP Financial Center,
                                      Minneapolis, MN 55474                           21.1619%
-------------------------------------------------------------------------------------------------------------

                                       33




-------------------------------------------------------------------------------------------------------------
                                     GUGGENHEIM INSIDER SENTIMENT ETF (NFO)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
-------------------------------------------------------------------------------------------------------------
Merrill Lynch                         4 World Financial Center, New York, NY 10080     5.2690%
-------------------------------------------------------------------------------------------------------------
Pershing LLC                          One Pershing Plaza, Jersey City, NJ 07399        5.2866%
-------------------------------------------------------------------------------------------------------------
TD Ameritrade                         4211 South 102nd Street, Omaha, NE 68127         6.1975%
-------------------------------------------------------------------------------------------------------------
First Clearing, LLC                   10700 Wheat First Drive, MC WS1024
                                      Glen Allen, VA 07302                             6.3708%
-------------------------------------------------------------------------------------------------------------
CitiGroup Global Markets Inc.         700 Red Brook Blvd, Suite 300
                                      Owings Mills, MD 21117                           8.7441%
-------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.            2423 E. Lincoln Drive, Phoenix, AZ 85016         9.1191%
-------------------------------------------------------------------------------------------------------------
National Financial Services LLC       200 Liberty Street, New York, NY 10281          25.4603%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                     GUGGENHEIM MID-CAP CORE ETF (CZA)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
-------------------------------------------------------------------------------------------------------------
UBS Financial Services Inc.           1200 Harbor Blvd., Weehawken, NJ 07086           5.6259%
-------------------------------------------------------------------------------------------------------------
CitiGroup Global Markets Inc.         700 Red Brook Blvd, Suite 300
                                      Owings Mills, MD 21117                           6.3975%
-------------------------------------------------------------------------------------------------------------
Pershing LLC                          One Pershing Plaza, Jersey City, NJ 07399        7.7266%
-------------------------------------------------------------------------------------------------------------
First Clearing, LLC                   10700 Wheat First Drive, MC WS1024
                                      Glen Allen, VA 07302                             8.1979%
-------------------------------------------------------------------------------------------------------------
National Financial Services LLC       200 Liberty Street, New York, NY 10281           8.4237%
-------------------------------------------------------------------------------------------------------------
Merrill Lynch                         4 World Financial Center, New York, NY 10080     8.7918%
-------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.            2423 E. Lincoln Drive, Phoenix, AZ 85016         9.8386%
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                     GUGGENHEIM MULTI-ASSET INCOME ETF (CVY)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
-------------------------------------------------------------------------------------------------------------
First Clearing, LLC                   10700 Wheat First Drive, MC WS1024
                                      Glen Allen, VA 07302                             5.4716%
-------------------------------------------------------------------------------------------------------------
TD Ameritrade                         4211 South 102nd Street, Omaha, NE 68127         6.1041%
-------------------------------------------------------------------------------------------------------------
Merrill Lynch                         4 World Financial Center, New York, NY 10080     7.6249%
-------------------------------------------------------------------------------------------------------------
Pershing LLC                          One Pershing Plaza, Jersey City, NJ 07399       13.4322%
-------------------------------------------------------------------------------------------------------------
National Financial Services LLC       200 Liberty Street, New York, NY 10281          14.0326%
-------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.            2423 E. Lincoln Drive, Phoenix, AZ 85016        14.8303%
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                 GUGGENHEIM OCEAN TOMO GROWTH INDEX ETF (OTR)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
-------------------------------------------------------------------------------------------------------------
American Enterprise Investment
Services, Inc.                        2178 AXP Financial Center,
                                      Minneapolis, MN 55474                            6.2860%
-------------------------------------------------------------------------------------------------------------
J.P. Morgan Clearning Corp.,          3 Chase Metrotech Center, Proxy Dept.
                                      /NY1-H034, Brooklyn, NY 11245-0001              10.3000%
-------------------------------------------------------------------------------------------------------------
Raymond James & Associates, Inc.,     880 Carilion Parkway, P.O. Box 12749,
                                      St. Petersburg, FL 33716                        44.7090%
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                      GUGGENHEIM OCEAN TOMO PATENT ETF (OTP)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
-------------------------------------------------------------------------------------------------------------
Timber Hill LLC,                      1 Pickwick Plaza, Greenwich, CT 06830            6.2300%
-------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner
& Smith Incorporated                  101 Hudson Street, Jersey City, NJ 07302         8.6484%
-------------------------------------------------------------------------------------------------------------
Goldman, Sachs & Co.                  30 Hudson Street, Proxy Dept.,
                                      Jersey City, NJ 07302                           10.2281%
-------------------------------------------------------------------------------------------------------------
National Financial Services LLC       200 Liberty Street, New York, NY 10281          55.5400%
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                GUGGENHEIM RAYMOND JAMES SB-1 EQUITY ETF (RYJ)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
-------------------------------------------------------------------------------------------------------------
National Financial Services LLC       200 Liberty Street, New York, NY 10281          21.9483%
-------------------------------------------------------------------------------------------------------------
Raymond James & Associates, Inc.,     880 Carilion Parkway, P.O. Box 12749,
                                      St. Petersburg, FL 33716                        59.3636%
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                     GUGGENHEIM SECTOR ROTATION ETF (XRO)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
-------------------------------------------------------------------------------------------------------------
Merrill Lynch                         4 World Financial Center, New York, NY 10080     5.6048%
-------------------------------------------------------------------------------------------------------------
CitiGroup Global Markets Inc.         700 Red Brook Blvd, Suite 300
                                      Owings Mills, MD 21117                           5.8974%
-------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.            2423 E. Lincoln Drive, Phoenix, AZ 85016         6.0936%
-------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner
& Smith Incorporated                  101 Hudson Street, Jersey City, NJ 07302         7.5735%
-------------------------------------------------------------------------------------------------------------
National Financial Services LLC       200 Liberty Street, New York, NY 10281           8.7083%
-------------------------------------------------------------------------------------------------------------
First Clearing, LLC                   10700 Wheat First Drive, MC WS1024
                                      Glen Allen, VA 07302                             9.3791%
-------------------------------------------------------------------------------------------------------------
Goldman, Sachs & Co.                  30 Hudson Street, Proxy Dept.
                                      Jersey City, NJ 07302                           14.4977%
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                         GUGGENHEIM SPIN-OFF ETF (CSD)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
-------------------------------------------------------------------------------------------------------------
Morgan Stanley Smith Barney LLC       2000 Westchester Avenue, Purchase, NY 10577      5.3703%
-------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.            2423 E. Lincoln Drive, Phoenix, AZ 85016         5.5085%
-------------------------------------------------------------------------------------------------------------
Timber Hill LLC,                      1 Pickwick Plaza, Greenwich, CT 06830            6.0837%
-------------------------------------------------------------------------------------------------------------
National Financial Services LLC       200 Liberty Street, New York, NY 10281           8.8208%
-------------------------------------------------------------------------------------------------------------
CitiGroup Global Markets Inc.         700 Red Brook Blvd, Suite 300,
                                      Owings Mills, MD 21117                           8.9153%
-------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner
& Smith Incorporated                  101 Hudson Street, Jersey City, NJ 07302         9.3703%
-------------------------------------------------------------------------------------------------------------
First Clearing, LLC                   10700 Wheat First Drive, MC WS1024,
                                      Glen Allen, VA 07302                            10.4800%
-------------------------------------------------------------------------------------------------------------
Goldman, Sachs & Co.                  30 Hudson Street, Proxy Dept.,
                                      Jersey City, NJ 07302                           18.5608%
-------------------------------------------------------------------------------------------------------------




         Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

         DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.


         DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (theo "Indirect Participants").


         Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

         Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

         Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

         The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

         DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

         Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser. The Investment Adviser engages a third-party proxy service, such as Institutional Shareholder Services or a similar service, to vote all proxies on behalf of the Funds. The Investment Adviser periodically reviews the proxy voting results to ensure that proxies are voted in accordance with the service's guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Investment Adviser does not have authority to override the recommendations of the third party service provider, except upon the written authorization of the client directing the Investment Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.


         To the extent that a third party service provider seeks the Investment Adviser's direction on how to vote on any particular matter, the Chief Compliance Officer and Chief Financial Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Investment Adviser shall seek instructions from clients on how to vote that particular item.


         The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also is available at no charge upon request by calling 1-800-345-7994 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532. The Funds' Form N-PX is also available on the SEC's website at www.sec.gov.

         Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for the Fund will be available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. The Funds' Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-800-345-7994 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532.

         Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Funds and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust's Policy is implemented and overseen by the Chief Compliance Officer of the Funds, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Board of Trustees of the Trust. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' complete portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation (NSCC). The basket represents one Creation Unit of the Fund. The Trust, the Investment Adviser and Claymore will not disseminate non-public information concerning the Trust.

         Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Investment Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.


         The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Investment Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.


              CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

         Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

         A "Business Day" is any day on which the NYSE is open for business. As of the date of this Statement of Additional Information the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index ("Fund Securities") and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

         The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount" -- an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per

Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

         The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

         Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

         The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Investment Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Investment Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Investment Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

         In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

         Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

         All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE Arca ("Closing

Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order placed by an Authorized Participant must be received no later than 4:00 p.m. Eastern time on the trade date in the event that the Trust requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

         All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

         Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

         Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Investment Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

         All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

         Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See "Creation Transaction Fee" section below).

         Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11:00 a.m., Eastern time, the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit

Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

         Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Investment Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Investment Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

         All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

         Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to the Distributor regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

         The standard and maximum Creation/Redemption Transaction Fee for each Fund is set forth in the table below:

---------------------------------------- -------------------------------------- --------------------------------------
FUND                                     STANDARD CREATION/REDEMPTION           MAXIMUM CREATION/REDEMPTION
                                         TRANSACTION FEE                        TRANSACTION FEE
---------------------------------------- -------------------------------------- --------------------------------------



Guggenheim Defensive Equity ETF          $500                                   $2,000
---------------------------------------- -------------------------------------- --------------------------------------
Guggenheim Insider Sentiment ETF         $500                                   $2,000
---------------------------------------- -------------------------------------- --------------------------------------
Guggenheim Mid-Cap Core ETF              $500                                   $2,000
---------------------------------------- -------------------------------------- --------------------------------------
Guggenheim Multi-Asset Income ETF        $1,000                                 $4,000
---------------------------------------- -------------------------------------- --------------------------------------
Guggenheim Ocean Tomo Growth Index ETF   $500                                   $2,000
---------------------------------------- -------------------------------------- --------------------------------------
Guggenheim Ocean Tomo Patent ETF         $1,500                                 $6,000
---------------------------------------- -------------------------------------- --------------------------------------
Guggenheim Raymond James SB-1 Equity ETF $1,000                                 $4,000
---------------------------------------- -------------------------------------- --------------------------------------
Guggenheim Sector Rotation ETF           $500                                   $2,000
---------------------------------------- -------------------------------------- --------------------------------------
Guggenheim Spin-Off ETF                  $500                                   $2,000
---------------------------------------- -------------------------------------- --------------------------------------

         In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. The Trust may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons ("Market Purchases"). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Investment Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Investment Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

         Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.


         An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

         With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

         Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

         The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.


         Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. A Fund may adjust these fees from time to time based on actual experience. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities that will not be delivered as part of an in-kind redemption order ("Market Sales"). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were sold by the Trust and the cash in lieu amount (which amount, at the Investment Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and taxes. To the extent applicable, brokerage commissions incurred in connection with the Trust's sale of portfolio securities will be at the expense of a Fund and will affect the value of all Shares of the Fund; but the Investment Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Redemption Amount to protect ongoing shareholders. The redemption transaction fees for a Fund otherwise are the same as the creation fees set forth above.


         Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) Business Day following the date on which such request for redemption is deemed received.

         Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date;
(ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time, for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three (3) Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third
(3rd) Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

         The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m., Eastern time, the following Business Day pursuant to a properly submitted redemption order.

         If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

         The chart below describes in further detail the placement of redemption orders outside the clearing process.



                                TRANSMITTAL DATE    NEXT BUSINESS DAY        SECOND BUSINESS    THIRD BUSINESS DAY
                                      (T)                 (T+1)                 DAY (T+2)              (T+3)
----------------------------------------------------------------------------------------------------------------------

CREATION THROUGH NSCC

----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         No action.              No action.          Creation Unit
                                                                                                Aggregations  will be
                             Order must be                                                      delivered.
                             received by the
                             Distributor.

----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         No action.              No action.          Creation Unit
                                                                                                Aggregations will be
                             Order must be                                                      delivered.
                             received by the
                             Distributor.

                             Orders received after
                             3:00 p.m. (ET) will
                             be treated  as
                             standard orders.
----------------------------------------------------------------------------------------------------------------------
CREATION OUTSIDE NSCC

----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Creation Unit
                                                                                                Aggregations  will be
                             Order in proper form   Deposit Securities                          delivered.
                             must be received by    must be received by
                             the Distributor.       the Fund's account
                                                    through DTC.

                                                    2:00 p.m. (ET)

                                                    Cash Component must be
                                                    received by the
                                                    Custodian.

----------------------------------------------------------------------------------------------------------------------
STANDARD  ORDERS  CREATED IN 4:00 p.m. (ET)         11:00 a.m. (ET)         No action.          1:00 p.m. (ET)
ADVANCE  OF  RECEIPT  BY THE
TRUST  OF ALL  OR A  PORTION Order in proper form   Available       Deposit                     Missing Deposit
OF THE DEPOSIT SECURITIES    must be received       by Securities.                              Securities are due
                             the Distributor.                                                   to the  Trust or the
                                                    Cash in an amount                           Trust may use cash
                                                    equal to the sum of                         on deposit to
                                                    (i) the Cash                                purchase missing
                                                    Component, plus (ii)                        Deposit Securities.
                                                    115% of the market
                                                    value of the                                Creation Unit
                                                    undelivered Deposit                         Aggregations will be
                                                    Securities.                                 delivered.
----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Creation Unit
                                                                                                Aggregations will be
                             Order in proper form   Deposit Securities                          delivered.
                             must be received by    must be received by
                             the Distributor.       the Fund's account
                                                    through DTC.

                             Orders received after
                             3:00 p.m. (ET) will    2:00 p.m. (ET)
                             be treated as
                             standard orders.       Cash Component must be
                                                    received by the Orders
                                                    Custodian.


                                TRANSMITTAL DATE    NEXT BUSINESS DAY       SECOND BUSINESS    THIRD BUSINESS DAY
                                      (T)                (T+1)                  DAY (T+2)              (T+3)
----------------------------------------------------------------------------------------------------------------------
REDEMPTION THROUGH NSCC

----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         No action.              No action.          Fund Securities and
                                                                                                Cash Redemption
                             Order must be                                                      Amount will be
                             received by the                                                    transferred.
                             Transfer Agent.

                             Orders received after
                             4:00 p.m. (ET) will be
                             deemed received on the
                             next business day (T+1).

----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         No action.              No action.          Fund Securities and
                                                                                                Cash Redemption
                             Order must be                                                      Amount will be
                             received by the                                                    transferred.
                             Transfer Agent.

                             Orders received after
                             3:00 p.m. (ET) will
                             be treated as
                             standard orders.
----------------------------------------------------------------------------------------------------------------------
REDEMPTION OUTSIDE OF NSCC

----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Fund Securities and
                                                                                                Cash Redemption
                             Order must be          Fund Shares must be                         Amount is delivered
                             received by            the delivered through DTC                   to the redeeming
                             Transfer Agent.        to the Custodian.                           beneficial owner.

                             Orders  received after 2:00 p.m. (ET)
                             4:00 p.m. (ET) will
                             be deemed received on Cash Component, if the next business day any, is due.
                             (T+1).
                                                    *If the order is not in
                                                    proper form or the Fund
                                                    Shares are not delivered,
                                                    then the order will not be
                                                    deemed received as of T.

----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Fund Securities and
                                                                                                Cash Redemption
                             Order must be          Fund Shares must be                         Amount is delivered
                             received by the        delivered through DTC                       to the redeeming
                             Transfer Agent.        to the Custodian.                           beneficial owner.

                             Orders received after  2:00 p.m. (ET)
                             3:00 p.m. (ET) will
                             be treated as          Cash Component, if
                             standard orders.       any, is due.

                                                    *If the order is not in
                                                    proper form or the Fund
                                                    Shares are not delivered,
                                                    then the order will not be
                                                    deemed received as of T.

----------------------------------------------------------------------------------------------------------------------

                                      TAXES

         Each Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes, but is not limited to, dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits. In addition, in order to requalify for taxation as a RIC, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

         Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one fund do not offset gains in another fund and the requirements (other than certain organizational requirements) to qualify for RIC status are determined at the Fund level rather than at the Trust level.


         Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its net capital gains for twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.


         As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

         The Funds may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, money market instruments, convertible securities, structured notes, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Funds. The Funds may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements. See "Federal Tax Treatment of Futures and Options Contracts" for certain federal income tax rules regarding futures and options contracts.

         Distributions from a Fund's net investment income, including net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares. Capital loss realized on the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

         Dividends declared by a Fund in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

         As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.


         Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. Thereafter, without further congressional action, that rate will return to 20%. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without further Congressional action, the lower tax rate on qualified dividend income will not apply after December 31, 2012 and all ordinary dividends will be taxed at ordinary income tax rates. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.


         If more than 50% of a Fund's total assets at the end of its taxable year consist of foreign stock or securities, the Fund intends to elect to "pass through" to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax), subject to certain limitations, the investor's pro rata share of the Fund's foreign income taxes.

         If, for any calendar year, the total distributions made exceed a Fund's current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her Shares, and thereafter as gain from the sale of Shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Shares.

         The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

         Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States or (ii) in the case of a non-corporate shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. For taxable years of a Fund beginning before January 1, 2012 (or later date if extended by the U.S. Congress), dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities that are properly designated by a Fund as "short-term capital gain dividends" or "interest-related dividends" and that are derived from short-term capital gains and qualifying net investment income (including income from original issue discount and market discount), will generally not be subject to U.S. withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. A Fund may determine to not make such designations. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and possible applicability of U.S. estate tax.



         Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.


         Dividends and interest received by a Fund and capital gains may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.


         The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.


             FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS



         Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from broad based index options and futures contracts that are listed on a qualified board or exchange are generally required to be market to market and will result in 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

         In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to each Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

         Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on certain futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

                              DETERMINATION OF NAV


         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy and Sell Shares - Pricing Fund Shares."


         The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

         In computing each Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

                           DIVIDENDS AND DISTRIBUTIONS

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."


         General Policies. Dividends from net investment income and long-term capital gains, if any, are declared and paid annually, except for the Claymore/Zacks Multi-Asset Income Index ETF, which are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

         Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

         Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

                            MISCELLANEOUS INFORMATION



         Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036-6797, is counsel to the Trust.

         Independent Registered Public Accounting Firm. Ernst & Young LLP, 155 North Wacker Drive, Chicago, IL 60606, serves as the Funds' independent registered public accounting firm. They audit the Funds' financial statements and perform other audit-related and tax services.



                              FINANCIAL STATEMENTS


         The Funds' audited financial statements, including the financial highlights for the year ended August 31, 2010, filed electronically with the Securities and Exchange Commission are incorporated by reference and made part of this Statement of Additional Information. You may request a copy of the Trust's Annual Report at no charge by calling 1-800-345-7999 during normal business hours.

                    INVESTMENT COMPANY ACT FILE NO. 811-21906

                       CLAYMORE EXCHANGE-TRADED FUND TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                               DATED DECEMBER 31, 2010

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated December 31, 2010 for the following series of the Claymore Exchange-Traded Fund Trust (the "Trust"), as it may be revised from time to time:


Name of Fund                                             NYSE Arca Ticker Symbol
------------                                             -----------------------
Wilshire 5000 Total Market ETF                                    WFVK
Wilshire 4500 Completion ETF                                      WXSP
Wilshire US REIT ETF                                              WREI


Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Guggenheim Funds Distributors, Inc., or by calling toll free 1-800-345-7999.


                                TABLE OF CONTENTS

                                                                            Page

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS................................2

EXCHANGE LISTING AND TRADING..................................................2

INVESTMENT RESTRICTIONS AND POLICIES..........................................3

INVESTMENT POLICIES AND RISKS.................................................5

GENERAL CONSIDERATIONS AND RISKS..............................................8

MANAGEMENT...................................................................10

BROKERAGE TRANSACTIONS.......................................................23

ADDITIONAL INFORMATION CONCERNING THE TRUST..................................25

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS........................29

TAXES .......................................................................38

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS.......................40

DETERMINATION OF NAV.........................................................40

DIVIDENDS AND DISTRIBUTIONS..................................................41

MISCELLANEOUS INFORMATION....................................................41

FINANCIAL STATEMENTS.........................................................41

                 GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS


         The Trust was organized as a Delaware statutory trust on May 24, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 25 investment portfolios. This Statement of Additional Information relates to the following investment portfolios: the Wilshire 5000 Total Market ETF, Wilshire 4500 Completion ETF and Wilshire US REIT ETF (each a "Fund" and together, the "Funds"). The shares of the Funds are referred to herein as "Shares" or "Fund Shares." Each fund is "non-diversified" and, as such, the Fund's investments are not required to meet certain diversification requirements under the 1940 Act.(1)


         The Funds are managed by Guggenheim Funds Investment Advisors, LLC ("Guggenheim Funds Advisors" or the "Investment Adviser") (formerly known as Claymore Advisors, LLC). Guggenheim Partners Asset Management, LLC is the Funds' investment sub-adviser ("GPAM" or the "Investment Sub-Adviser").


         Each Fund offers and issues Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in the Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). Each Fund's Shares are listed on the NYSE Arca, Inc. (the "NYSE Arca"). Fund Shares will trade on the NYSE Arca at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units of the Wilshire 5000 Total Market ETF, Wilshire 4500 Completion ETF and Wilshire US REIT ETF are aggregations of 100,000, 200,000 and 50,000 Shares, respectively. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.


         The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities. (1)

                          EXCHANGE LISTING AND TRADING

         There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of Shares of the Funds will continue to be met. The NYSE Arca may, but is not required to, remove the Shares of the Funds from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Funds, there are fewer than 50 beneficial owners of the Shares of the Funds for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will remove the Shares of the Funds from listing and trading upon termination of the Fund.

         As in the case of other stocks traded on the NYSE Arca, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

         The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.


(1) If a Fund's investments are "diversified" under the 1940 Act for a period of three years, the Fund will then be considered "diversified" and will not be able to convert to a non-diversified fund without the approval of shareholders.

                      INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT OBJECTIVE

         The investment objective of the Wilshire 5000 Total Market ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called Wilshire 5000 Total Market IndexSM ("Wilshire 5000" or the "Underlying Index").

         The investment objective of the Wilshire 4500 Completion ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called Wilshire 4500 Completion IndexSM ("Wilshire 4500" or the "Underlying Index").

         The investment objective of the Wilshire US REIT ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called Wilshire US Real Estate Investment Trust IndexSM ("Wilshire US REIT" or the "Underlying Index").

INVESTMENT RESTRICTIONS

         The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Funds' investment restrictions, numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

         (1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

         (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

         (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

         (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

         (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

         (7) Issue senior securities, except as permitted under the 1940 Act.


         Pursuant to restriction (1), if a Fund's Underlying Index is concentrated in an industry or group of industries, the Fund will concentrate its investments accordingly.If a Fund's Underlying Index ceases to concentrate in an industry or group of industries, the Fund will cease concentrating its investments accordingly.


         Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.


         With respect to restriction (2)(ii), each Fund does not currently intend to make investments or engage in other transactions constituting borrowing for 1940 Act purposes where such investments or transactions are for leverage or the purchase of investments.


         The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.


         In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed, at any time by the Board of Trustees without shareholder approval. Each Fund may not:


         (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

         (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

         (3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

         (4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

         (5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.


         With respect to investment in illiquid securities, if changes in the values of a Fund's securities cause the Fund's holdings of illiquid securities to exceed the 15% limitation (as if liquid securities have become illiquid), the Fund will take such actions as it deems appropriate and practicable to attempt to reduce its holdings of illiquid securities.

         The Funds do not currently intend to engage in short sales.



         The investment objective of each Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

                          INVESTMENT POLICIES AND RISKS


         The discussion below supplements, and should be read in conjunction with, the "Non-Principal Investment Strategies" and "Non-Principal Risk Considerations" sections of the Prospectus.

         Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Pursuant to positions of the SEC staff, these loans cannot exceed 33 1/3% of a Fund's total assets. Voting rights in respect of such lent securities will typically pass to the borrower, but the Funds retain the right to call any security in anticipation of a vote that the Investment Adviser deems material to the security on loan.

         Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with a Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by a Fund at any time; and (c) a Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.


         Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and
(ii) securities dealers ("Qualified Institutions"). The Investment Adviser will monitor the continued creditworthiness of Qualified Institutions.

         The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

         The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

         Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when the Investment Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered a form of borrowing. Accordingly, each Fund may invest up to 33 1/3% of its total assets in reverse repurchase agreements, but each Fund currently expects to only invest in reverse repurchase agreements to a much more limited extent. Reverse repurchase agreements are not part of each Fund's principal investment strategy.


         Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Investment Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.


         Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, or as otherwise permitted by the SEC, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.


         Real Estate Investment Trusts ("REITs"). Each Fund may invest in the securities of real estate investment trusts to the extent allowed by law, which pool investors' funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

         Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

         Futures and Options. Each Fund may utilize exchange-traded futures and options contracts and swap agreements.

         Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

         Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

         After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

         Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index, but will not use such instruments for hedging purposes. Under such circumstances, the Investment Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components.

         An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

         Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

         Restrictions on the Use of Futures Contracts and Options on Futures Contracts. In connection with its management of the Trust, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Fund's Prospectus and this Statement of Additional Information.

         The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator.

         Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

         The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

         The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

                        GENERAL CONSIDERATIONS AND RISKS


         A discussion of the risks associated with an investment in each Fund is contained in the Prospectus in the "Principal Investment Risks" and "Non-Principal Risk Considerations" sections. The discussion below supplements, and should be read in conjunction with, the "Principal Investment Risks" section of the Prospectus.


         An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

         An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

         Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

         The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.


         The discussion below supplements, and should be read in conjunction with, the "Non-Principal Risk Considerations" section of the Prospectus.


         Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

         Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold.

         The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to levels comparable to direct investment in stocks.

         Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Investment Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

         Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting a Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

         Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

         Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor -- (e.g., a Fund may not receive the net amount of payments that it contractually is entitled to receive). Each Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

                                   MANAGEMENT

         Trustees and Officers


         The general supervision of the duties performed by the Investment Adviser for the Funds under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Board of Trustees currently consists of five Trustees, all of whom have no affiliation or business connection with the Investment Adviser, the Distributor or any of their affiliated persons and do not own any stock or other securities issued by the Investment Adviser (the "non-interested" or "independent" Trustees ("Independent Trustees")).

         The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser. As of the date of this SAI, the Fund Complex consists of the Trust's 25 portfolios, 13 separate portfolios of Claymore Exchange-Traded Fund Trust 2 and 15 closed-end management investment companies.

                                                                                                       Other
                                                Term of                             Number of      Directorships
                                              Office and                          Portfolios in         Held
       Name, Address and         Position(s)  the Length        Principal         Fund Complex      by Trustees
        Year of Birth of          Held with    of Time     Occupation(s) During    Overseen by    During the Past
     Independent Trustees*          Trust      Served**        Past 5 Years         Trustees         Five Years
--------------------------------------------------------------------------------------------------------------------

Randall C. Barnes               Trustee      Since 2006   Private Investor.            48        None.
Year of Birth: 1951                                       Formerly, Senior Vice
                                                          President, Treasurer
                                                          (1993-1997),
                                                          President, Pizza Hut
                                                          International
                                                          (1991-1993) and
                                                          Senior Vice
                                                          President, Strategic
                                                          Planning and New
                                                          Business Development
                                                          (1987-1990) of
                                                          PepsiCo, Inc.
                                                          (1987-1997).

Roman Friedrich III             Trustee      Since 2010   Founder of Roman             41        Director of GFM
Year of Birth: 1946                                       Friedrich & Company,                   Resources Ltd.
                                                          which specializes in                   (2005-present),
                                                          the provision of                       Zincore Metals
                                                          financial advisory                     Inc.
                                                          services to                            (2009-present),
                                                          corporations in the                    StrataGold
                                                          resource sector                        Corporation
                                                          (1998-present).                        (2003-2009), and
                                                          Formerly, Managing                     Gateway Gold
                                                          Director of TD                         Corp. (2004-2008).
                                                          Securities
                                                          (1996-1998); Managing
                                                          Director of Lancaster
                                                          Financial Ltd.
                                                          (1990-1996); Managing
                                                          Director of Burns Fry
                                                          Ltd. (1980-1984);
                                                          President of Chase
                                                          Manhattan Bank
                                                          (Canada) Ltd.
                                                          (1975-1977).

Robert B. Karn III              Trustee      Since 2010   Consultant                   42        Director of
Year of Birth: 1942                                       (1998-present).                        Peabody Energy
                                                          Formerly, Managing                     Company
                                                          Partner, Financial                     (2003-present),
                                                          and Economic                           Natural Resource
                                                          Consulting, St. Louis                  Partners, LLC
                                                          office of Arthur                       (2002-present)
                                                          Andersen, LLP                          and Kennedy
                                                          (1977-1997).                           Capital
                                                                                                 Management, Inc.
                                                                                                 (2002-present).

Ronald E. Toupin, Jr.           Trustee      Since 2006   Retired.  Formerly           47        None.
Year of Birth: 1958                                       Vice President,
                                                          Manager and Portfolio
                                                          Manager of Nuveen
                                                          Asset Management
                                                          (1998-1999), Vice
                                                          President of Nuveen
                                                          Investment Advisory
                                                          Corporation
                                                          (1993-1999), Vice
                                                          President and Manager
                                                          of Nuveen Unit
                                                          Investment Trusts
                                                          (1991-1999), and
                                                          Assistant Vice
                                                          President and
                                                          Portfolio Manager of
                                                          Nuveen Unit Investment
                                                          Trusts (1988-1999),
                                                          each of John Nuveen &
                                                          Company, Inc.
                                                          (1982-1999).

Ronald A. Nyberg                Trustee      Since 2006   Partner of Nyberg &          50        None.
Year of Birth: 1953                                       Cassioppi, LLC, a law
                                                          firm specializing in
                                                          Corporate Law, Estate
                                                          Planning and Business
                                                          Transactions
                                                          (2000-present).
                                                          Formerly, Executive
                                                          Vice President,
                                                          General Counsel, and
                                                          Corporate Secretary
                                                          of Van Kampen
                                                          Investments
                                                          (1982-1999).


----------------------
* The business address of each Trustee is c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.



         The executive officers of the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.

NAME, ADDRESS AND
YEAR OF BIRTH OF                POSITION(S) HELD  LENGTH OF TIME
EXECUTIVE OFFICER               WITH TRUST        SERVED*           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------

Kevin M. Robinson               Chief Executive   Since 2010        Senior Managing Director, General Counsel and
Year of birth: 1959             Officer                             Corporate Secretary (2007-present) of
                                Chief Legal       Since 2008        Guggenheim Funds Investment Advisors, LLC,
                                Officer                             Guggenheim Funds Services Group, Inc. and
                                                                    Guggenheim Funds Distributors, Inc.; Chief
                                                                    Executive Officer and Chief Legal Officer of
                                                                    certain funds in the Fund Complex. Formerly,
                                                                    Associate General Counsel (2000- 2007) of
                                                                    NYSE Euronext, Inc. Formerly, Archipelago
                                                                    Holdings, Inc.  Senior Managing Director and
                                                                    Associate General Counsel (1997-2000) of ABN
                                                                    Amro Inc. Formerly, Senior Counsel in the
                                                                    Enforcement Division (1989-1997) of the U.S.
                                                                    Securities and Exchange Commission.

John L. Sullivan                Chief Financial  Since 2010         Senior Managing Director and Head of Fund
Year of birth: 1955             Officer, Chief                      Administration of Guggenheim Funds Investment
                                Accounting                          Advisors, LLC (2010-present). Chief Financial
                                Officer and                         Officer, Chief Accounting Officer and Treasurer
                                Treasurer                           for certain funds in the Fund Complex. Formerly,
                                                                    Managing Director and Chief Compliance Officer for
                                                                    each of the funds in the Van Kampen Investments
                                                                    fund complex (2004-2010). Formerly, Managing
                                                                    Director and Head of Fund Accounting and
                                                                    Administration for Morgan Stanley Investment
                                                                    Management (2002-2004).

Bruce Saxon                     Chief Compliance  Since 2006        Vice President, Fund Compliance Officer of
Year of birth: 1957             Officer                             Guggenheim Funds Distributors, Inc. (2006-present).
                                                                    Chief Compliance Officer of certain funds
                                                                    in the Fund Complex. Formerly, Chief
                                                                    Compliance Officer/Assistant Secretary of
                                                                    Harris  Investment Management, Inc.
                                                                    (2003-2006). Director-Compliance of
                                                                    Harrisdirect LLC (1999-2003).

Elizabeth H. Hudson             Secretary         Since 2010        Assistant General Counsel of Guggenheim Funds Services
Year of birth: 1980                                                 Group, Inc. (2009-present). Assistant Secretary of
                                                                    certain funds in the Fund Complex. Formerly,
                                                                    Associate at Bell, Boyd & Lloyd LLP (n/k/a K&L
                                                                    Gates LLP) (2007-2008). J.D., Northwestern University
                                                                    (2004-2007).

William H. Belden III           Vice President    Since 2006        Managing Director of Guggenheim Funds
Year of birth: 1965                                                 Distributors, Inc. (2005-present). Formerly,
                                                                    Vice President of Product Management at Northern
                                                                    Trust Global Investments (1999-2005); Vice
                                                                    President of Stein Roe & Farnham (1995-1999).

Chuck Craig                     Vice President    Since 2006        Managing Director (2006-present), Vice
Year of birth: 1967                                                 President (2003-2006) of Guggenheim Funds
                                                                    Distributors, Inc. Formerly, Assistant Vice
                                                                    President, First Trust Portfolios, L.P.
                                                                    (1999-2003); Analyst, PMA Securities, Inc.
                                                                    (1996-1999).


                                       12



David A. Botset                 Vice President    Since 2010        Senior Vice President, Guggenheim Funds
Year of birth: 1974                                                 Distributors, Inc. from 2008 to present, formerly
                                                                    Vice President, Guggenheim Funds Distributors, Inc.
                                                                    (2007-2008); Assistant Vice President,
                                                                    Investment Development and Oversight, Nuveen
                                                                    Investments (2004 - 2007); Assistant Vice
                                                                    President Internal Sales and Service, Nuveen
                                                                    Investments.

James Howley                    Assistant         Since 2006        Vice President, Fund Administration of
Year of birth: 1972             Treasurer                           Guggenheim Funds Distributors, Inc. and Guggenheim
                                                                    Funds Investment Advisors, LLC (2004-present). Formerly,
                                                                    Manager, Mutual Fund Administration of Van Kampen
                                                                    Investments, Inc.

Mark J.  Furjanic               Assistant         Since 2008        Vice President, Fund Administration-Tax
Year of birth: 1959             Treasurer                           (2005-present) of Guggenheim Funds
                                                                    Distributors, LLC and Guggenheim Funds Investment
                                                                    Advisors, LLC. Assistant Treasurer of certain funds
                                                                    in the Fund Complex. Formerly, Senior Manager
                                                                    (1999-2005) for Ernst & Young LLP.

Donald P. Swade                 Assistant         Since 2008        Vice President, Fund Administration
Year of birth: 1972             Treasurer                           (2006-present) of Guggenheim Funds Investment
                                                                    Advisors, LLC  and Guggenheim Funds Distributors,
                                                                    Inc.; Assistant Treasurer of certain funds
                                                                    in the Fund Complex. Formerly, Manager-Mutual
                                                                     Fund Financial Administration (2003-2006) for
                                                                    Morgan Stanley/Van Kampen Investments.

Mark E. Mathiasen               Assistant         Since 2008        Vice President; Assistant General
Year of birth: 1978             Secretary                           Counsel of Guggenheim Funds Services Group,
                                                                    Inc. (2007-present). Secretary of certain
                                                                    funds in the Fund Complex. Previously,
                                                                    Law Clerk, Idaho State Courts (2003-2006).

----------------------

* The business address of each Officer is c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

         For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.


                                 DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF EQUITY
                               SECURITIES IN THE WILSHIRE   SECURITIES IN THE WILSHIRE   SECURITIES IN THE WILSHIRE
                                 5000 TOTAL MARKET ETF         4500 COMPLETION ETF              US REIT ETF
NAME OF TRUSTEE                  (AS OF AUGUST 31, 2010)     (AS OF AUGUST 31, 2010)      (AS OF AUGUST 31, 2010)
---------------------------------------------------------------------------------------------------------------------
Randall C. Barnes                         None                         None                         None
Roman Friedrich III                       None                         None                         None
Roman B. Karn III                         None                         None                         None
Ronald A. Nyberg                          None                         None                         None
Ronald E. Toupin, Jr.                     None                         None                         None


                               AGGREGATE DOLLAR RANGE OF
                                EQUITY SECURITIES IN ALL
                                 REGISTERED INVESTMENT
                                 COMPANIES OVERSEEN BY
                                  TRUSTEE IN FAMILY OF
                                  INVESTMENT COMPANIES
NAME OF TRUSTEE                  (AS OF AUGUST 31, 2010)
Randall C. Barnes                    over $100,000
Roman Friedrich III                       None
Roman B. Karn III                    $10,001-50,000
Ronald A. Nyberg                     over $100,000
Ronald E. Toupin, Jr.                     None



         As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of each Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of each Fund.


Board Leadership Structure

         The primary responsibility of the Board of Trustees is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds' day-to-day operations are managed by the Investment Adviser and other service providers who have been approved by the Board. The Board is currently comprised of five Trustees, all of whom (including the chairman) are Independent Trustees. Generally, the Board acts by majority vote of all the Trustees, which includes a majority vote of the Independent Trustees.

         The Board has appointed an Independent Chairperson, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers, review the Funds' financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

Qualifications and Experience of Trustees and Nominees

         The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a demonstrated willingness to take an independent and questioning view of management.

         The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Trust's business and structure. References to the qualifications, attributes and skills of Trustees do not constitute holding out of any Trustee as being an expert in such area.

         Randall C. Barnes. Mr. Barnes has served as a Trustee of the Trust and other funds in the Guggenheim Funds Group fund complex since 2003. Mr. Barnes also serves on the board of certain funds sponsored by Claymore Investments, Inc., a wholly-owned subsidiary of Guggenheim Funds Group. Through his service as a Trustee of the Trust and as chairman of the Audit Committee, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc., and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

         Roman Friedrich III. Mr. Friedrich has served as a trustee of other funds in the Guggenheim Funds Group fund complex since 2004. Mr. Friedrich also serves on the board of certain fund sponsored by Claymore Investments, Inc., a wholly owned subsidiary of Guggenheim Funds Group. Through his service as a trustee of other funds in the Guggenheim Funds Group fund complex, his service on other public company boards, his experience as founder and chairman of Roman Friedrich & Company, a financial advisory firm and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

         Robert B. Karn III. Mr. Karn has served as a trustee of other funds in the Guggenheim Funds Group fund complex since 2004. Through his service as a trustee of other funds in the Guggenheim Funds Group fund complex, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters.

         Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Trust and other funds in the Guggenheim Funds Group fund complex since 2003. Through his service as a Trustee of the Trust and as chairman of the Nominating & Governance Committee, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

         Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Trust and other funds in the Guggenheim Funds Group fund complex since 2003. Through his service as a Trustee of the Trust and as chairman of the Board, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

         Each Trustee also now has considerable familiarity with the Trust, its adviser and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of certain funds in the Guggenheim Funds Group fund complex.

Board's Role in Risk Oversight

         Consistent with its responsibility for oversight of the Trust, the Board, among other things, oversees risk management of the Fund's investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board's supervision, the officers of the Trust, the Investment Adviser and other service providers to the Fund also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board's periodic review of the Fund's advisory and other service provider agreements, the Board may consider risk management aspects of the service providers' operations and the functions for which they are responsible.

The Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee receives reports from the Fund's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund's Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Fund's compliance program. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds' performance. In addition, the Board receives reports from the Investment Adviser on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee comprised of Trust officers and Investment Adviser personnel and has approved Fair Valuation procedures applicable to valuing the Fund's securities, which the Board and the Audit Committee periodically review. The Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Role of Diversity in Considering Board Candidates

         In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board's composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

Board Committees

        Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin, who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust does not have a standing compensation committee. During the Fund's fiscal year ended August 31, 2010, the Trust's Nominating and Governance Committee met four times.

         Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin, who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust's independent registered public accounting firm. During the Fund's fiscal year ended August 31, 2010, the Trust's Audit Committee met three times.

         Remuneration of Trustees and Officers

         For the fiscal year ended August 31, 2010, the Trust, together with Claymore Exchange-Traded Fund Trust 2 paid each Independent Trustee a fee of $25,000 per year, and also paid an annual fee of $4,500 to the independent chairperson of the Board of Trustees and an annual fee of $1,500 to the independent chairperson of the Audit Committee or the Nominating and Governance Committee. In addition, the Trust paid each Independent Trustee a fee of (a) $1,000 for each regular or special meeting of the Board of Trustees attended by such Trustee, (b) $1,000 for each meeting of the Board of Trustees for the organization of one or more new separate series of the Trust attended by such Trustee, (c) $500 for each meeting of the Audit Committee or Nominating and Governance Committee attended by such Trustee (in each case whether the meeting occurs and/or the Trustee attends in person or by telephone).

         Effective January 1, 2011, the following fees will be paid to the Independent Trustees: (i) annual retainer of $35,000 per Trustee; (ii) annual fee of $4,500 to the chairperson of the Board; (iii) annual fee of $3,000 to the chairperson of the Audit committee; (iv) annual fee of $1,500 to the chairperson of the Nominating and Governance committee. The meeting fees will remain the same.
         Officers who are employed by the Investment Adviser receive no compensation or expense reimbursements from the Trust.

         The table below shows the compensation that was paid to Trustees for the Fund's fiscal year ended August 31, 2010:

                                                                   Pension or
                                             Aggregate             Retirement
                                            Compensation         Benefits accrued
                                             from the            as part of Fund        Total Compensation Paid
Name of Trustee                               Trust                 Expenses             From Fund Complex(1)
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Randall C. Barnes                            $21,063                  N/A                      $269,155
Roman Friedrich III                          $ 2,000                  N/A                      $ 48,000
Robert B. Karn III                           $ 2,000                  N/A                      $ 54,000
Ronald A. Nyberg                             $21,063                  N/A                      $373,170
Ronald E. Toupin, Jr.                        $22,188                  N/A                      $314,826

(1) The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser. As of November 30, 2010, the Fund Complex consists of 25 separate portfolios of Claymore Exchange-Traded Fund Trust, 13 separate portfolios of Claymore Exchange-Traded Fund Trust 2 and 15 closed-end management investment companies.


         The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of each Fund.

         As of the date hereof, no person owned 5% or more of the outstanding shares of each Fund.

         Investment Adviser. The Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

         Investment Sub-Adviser. The Investment Sub-Adviser assists the Investment Adviser with the investment and reinvestment of each Fund's assets.


         Portfolio Managers. Chuck Craig, CFA, Managing Director, Portfolio Management and Supervision, and Saroj Kanuri, CFA, Vice President, ETF Portfolio Management, of Guggenheim Funds, serve as portfolio managers for the Funds and are responsible for the day-to-day management of each Fund's portfolio.

Other Accounts Managed by the Portfolio Managers.

         As of August 31, 2010, Messrs. Craig and Kanuri managed two registered investment companies (consisting of a total of 40 separate series) with a total of approximately $2.9 billion in assets; Mr. Craig managed 31 pooled investment vehicles other than registered investment companies with a total of approximately $5 billion in assets, while Mr. Kanuri managed no such other pooled investment vehicles. Neither Mr. Craig nor Mr. Kanuri managed any other accounts.

         Although the funds in the Trust that are managed by Messrs. Craig and Kanuri may have different investment strategies, each has a portfolio objective of replicating its underlying index. The Investment Adviser does not believe that management of the different funds of the Trust presents a material conflict of interest for the portfolio managers or the Investment Adviser.

         Portfolio Manager Compensation. The portfolio managers' compensation consists of the following elements:

         Base salary: Each portfolio manager is paid a fixed base salary by the Investment Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities.

         Annual bonus: Each portfolio manager is eligible for a discretionary annual bonus. There is no policy regarding, or agreement with, the portfolio manager to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the portfolio manager. Each portfolio manager also participates in benefit plans and programs generally available to all employees of the Investment Adviser.

         Securities Ownership of the Portfolio Managers. The portfolio managers do not own shares of any Fund.

         Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, the Investment Adviser is responsible for all expenses of each Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, distribution fees or expenses, if any, brokerage expenses, taxes, and extraordinary expenses not incurred in the ordinary course of a Fund's business. For the Investment Adviser's services to the Funds, each Fund has agreed to pay an annual management fee equal to a percentage of its average daily net assets set forth in the chart below:


-------------------------------------------------------------------------- -------------------------------------------
                                    FUND                                                     FEE
-------------------------------------------------------------------------- -------------------------------------------
Wilshire 5000 Total Market ETF                                             0.12% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------
Wilshire 4500 Completion ETF                                               0.18% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------
Wilshire US REIT ETF                                                       0.32% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------

         The aggregate amount of the management fees paid by the Funds to the Investment Adviser for the Funds' fiscal year ended August 31, 2010 is set forth in the chart below.

-------------------------------------------------------------------------- -------------------------------------------
                                                                           MANAGEMENT FEES PAID FOR THE
FUND                                                                       FISCAL YEAR ENDED AUGUST 31,2010
-------------------------------------------------------------------------- -------------------------------------------
Wilshire 5000 Total Market ETF                                             $1,432
-------------------------------------------------------------------------- -------------------------------------------
Wilshire 4500 Completion ETF                                               $4,333
-------------------------------------------------------------------------- -------------------------------------------
Wilshire US REIT ETF                                                       $5,047
-------------------------------------------------------------------------- -------------------------------------------


         Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until March 1, 2012, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to the Fund.


         Guggenheim Funds Investment Advisors is located at 2455 Corporate West Drive, Lisle, Illinois 60532. Guggenheim Funds Advisors is a wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"). Guggenheim is a diversified financial services firm whose primary business lines include asset management, investment advisory, fixed income brokerage, institutional finance, and merchant banking. Through its affiliates, including Guggenheim Partners Asset Management, Inc., Guggenheim has more than $100 billion of assets under supervision. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia.

         Sub-Advisory Agreement. Guggenheim Partners Asset Management ("GPAM") an indirect wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"), serves as each Fund's investment sub-adviser pursuant to a Sub-Advisory agreement with the Investment Adviser (the "Sub-Advisory Agreement"). Guggenheim is a diversified financial services firm whose primary business lines include asset management, investment advisory, fixed income brokerage, institutional finance, and merchant banking. Through its affiliates, including GPAM, Guggenheim has more than $100 billion of assets under supervision. GPAM is located at 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401 and Guggenheim is located at 227 West Monroe Street, Chicago, Illinois 60606.


        Pursuant to the Sub-Advisory Agreement, the Investment Adviser pays the Investment Sub-Adviser on a monthly basis 50% of the net advisory fees the Investment Adviser receives from each Fund.


         Administrator. Guggenheim Funds Advisors also serves as the Trust's administrator. Pursuant to an administration agreement, Guggenheim Funds Advisors provides certain administrative, bookkeeping and accounting services to the Trust. Guggenheim Funds Advisors is compensated for its administrative, bookkeeping and accounting services to the Funds solely from the unitary management fee pursuant to the Investment Advisory Agreement.

         Custodian and Transfer Agent. The Bank of New York Mellon ("BNY"), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, BNY holds each Fund's assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BNY also serves as transfer agent of each Fund pursuant to a Transfer Agency Agreement. As compensation for the foregoing services, BNY receives certain out-of-pocket costs, transaction fees and asset based fees which are accrued daily and paid monthly by the Investment Adviser from the management fee. For the fiscal year ended August 31, 2010, the Trust paid to BNY a total of $1,125,689 in fees pursuant to the Custodian Agreement and Transfer Agency Agreement.

         Distributor. Guggenheim Funds Distributors, Inc. is the distributor of each Fund's Shares (in such capacity, the "Distributor"). Its principal address is 2455 Corporate West Drive, Lisle, Illinois 60532. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Unit Aggregations."


         12b-1 Plan. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which each Fund may reimburse the Distributor up to a maximum annual rate of the percentage of its average daily net assets as set forth in the chart below.

-------------------------------------------------------------------------- -------------------------------------------
                                    FUND                                                     FEE
-------------------------------------------------------------------------- -------------------------------------------
Wilshire 5000 Total Market ETF                                             0.25% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------
Wilshire 4500 Completion ETF                                               0.25% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------
Wilshire US REIT ETF                                                       0.25% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------

         The Trust may pay a monthly fee not to exceed 0.25% per annum of each Fund's average daily net assets to reimburse the Distributor for actual amounts expended to finance any activity primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services, including but not limited to (i) delivering copies of the Trust's then-current prospectus to prospective purchasers of such Creation Units; (ii) marketing and promotional services including advertising; (iii) facilitating communications with beneficial owners of shares of the Fund; and (iv) such other services and obligations as are set forth in the Distribution Agreement. Distribution expenses incurred in any one year in excess of 0.25% of a Fund's average daily net assets may be reimbursed in subsequent years subject to the annual 0.25% limit and subject further to the approval of the Board of Trustees, including a majority of the Independent Trustees. The Distributor may use all or any portion of the amount received pursuant to the Plan to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services, pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under the Plan.

         The Plan shall, unless terminated as set forth below, remain in effect with respect to each Fund provided that its continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a Fund. In the event of termination or non-continuance of the Plan, the Trust may reimburse any expense which it incurred prior to such termination or non-continuance, provided that such reimbursement is specifically approved by both a majority of the Board of Trustees and a majority of the Independent Trustees.

         Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.


         The Plan was adopted in order to permit the implementation of each Fund's method of distribution. However, no such fee is currently charged to the Funds, and no such fees may be paid by a Fund in the future without further approval by the Board of Trustees. In addition, the Board of Trustees has adopted a resolution that no such fee may be paid for at least 12 months from the date of this SAI.

         Financial Intermediary Compensation. The Investment Adviser and/or its subsidiaries or affiliates ("Guggenheim Entities") may pay certain broker-dealers, banks and other financial intermediaries ("Intermediaries") for certain activities related to the Funds or other Guggenheim funds ("Payments"). Any Payments made by Guggenheim Entities will be made from their own assets and not from the assets of the Funds. Although a portion of Guggenheim Entities' revenue comes directly or indirectly in part from fees paid by the Funds and other Guggenheim funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or other Guggenheim funds. Guggenheim Entities may make Payments for Intermediaries' participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems ("Education Costs"). Guggenheim Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded funds in general ("Publishing Costs"). In addition, Guggenheim Entities may make Payments to Intermediaries that make shares of the Funds and certain other Guggenheim funds available to their clients or for otherwise promoting the Funds and other Guggenheim funds. Payments of this type are sometimes referred to as revenue-sharing payments.

         Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds and other Guggenheim funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

         Guggenheim Entities may determine to make Payments based on any number of metrics. For example, Guggenheim Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary's services at defined levels or an amount based on the Intermediary's net sales of one or more Guggenheim funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, Guggenheim anticipates that the Payments paid by Guggenheim Entities in connection with the Funds and other Guggenheim funds will be immaterial to Guggenhiem Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any Payments his or her Intermediary firm may receive. Any payments made by the Guggenheim Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of Guggenheim funds.


         Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

         The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

         Index Provider. Set forth below is a list of each Fund and the Underlying Index upon which it is based. Each Underlying Index is compiled by Wilshire Associates Incorporated ("Wilshire" or the "Index Provider").

------------------------------------------------------------ ---------------------------------------------------------
FUND                                                         UNDERLYING INDEX
------------------------------------------------------------ ---------------------------------------------------------
Wilshire 5000 Total Market ETF                               Wilshire 5000 Total Market Index(SM)
------------------------------------------------------------ ---------------------------------------------------------
Wilshire 4500 Completion ETF                                 Wilshire 4500 Completion Index(SM)
------------------------------------------------------------ ---------------------------------------------------------
Wilshire US REIT ETF                                         Wilshire US Real Estate Investment Trust Index(SM)
------------------------------------------------------------ ---------------------------------------------------------

         Wilshire is not affiliated with the Funds or with the Investment Adviser. Each Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser, which in turn has a licensing agreement with the applicable Index Provider. Each Fund reimburses the Investment Adviser for the licensing fee payable to the applicable Index Provider.

         The only relationships that Wilshire has with the Investment Adviser or Distributor of the Funds in connection with the Funds is that Wilshire has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. Each Underlying Index is selected and calculated without regard to the Investment Adviser, Distributor or owners of the Fund. Wilshire has no obligation to take the specific needs of the Investment Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the Underlying Indices. Wilshire is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the net asset value of the Funds. Wilshire has no obligation or liability in connection with the administration, marketing or trading of the Funds.

         WILSHIRE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUNDS OR UNDERLYING INDICES. WILSHIRE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN. WILSHIRE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WILSHIRE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS, THE UNDERLYING INDICES, EVEN IF WILSHIRE IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             BROKERAGE TRANSACTIONS

         The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

         In seeking to implement the Trust's policies, the Investment Adviser effects transactions with those brokers and dealers that the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Investment Adviser and its affiliates do not currently participate in soft dollar transactions.

         The Investment Adviser assumes general supervision over placing orders on behalf of each Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by a Fund and one or more other investment companies or clients supervised by the Investment Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Investment Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.


         The aggregate brokerage commissions paid by each Fund for the Fund's fiscal year ended August 31, 2010 are set forth in the table below.

------------------------------------------------------------ ---------------------------------------------------------
                                                             BROKERAGE COMMISSIONS PAID FOR THE
FUND                                                         FISCAL YEAR ENDED AUGUST 31, 2010
------------------------------------------------------------ ---------------------------------------------------------
Wilshire 5000 Total Market ETF                               $36
------------------------------------------------------------ ---------------------------------------------------------
Wilshire 4500 Completion ETF                                 $320
------------------------------------------------------------ ---------------------------------------------------------
Wilshire US REIT ETF                                         $76
------------------------------------------------------------ ---------------------------------------------------------

                   ADDITIONAL INFORMATION CONCERNING THE TRUST

         The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on May 24, 2006.


         The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 25 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

         Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation. The Trustees may at any time, by majority vote and without shareholder approval, cause the Fund to redeem all of its Shares and liquidate.


         Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

         The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to a Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

         The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

         The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

         Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 2455 Corporate West Drive, Lisle, Illinois 60532.


        As of November 30, 2010, the following persons owned 5% or more of a Fund's securities:

--------------------------------------------------------------------------------
                              WILSHIRE US REIT ETF
--------------------------------------------------------------------------------
 NAME                               ADDRESS                          % OWNED
--------------------------------------------------------------------------------
Morgan Stanley Smith
Barney LLC                    2000 Westchester Avenue,
                              Purchase, NY 10577                    6.7943%
--------------------------------------------------------------------------------
Merrill Lynch, Pierce,
Fenner & Smith Incorporated   101 Hudson Street,
                              Jersey City, NJ 07302                 9.6373%
--------------------------------------------------------------------------------
First Clearing, LLC           10700 Wheat First Drive, MC WS1024,
                              Glen Allen, VA 07302                 20.7880%
--------------------------------------------------------------------------------
CitiGroup Global              700 Red Brook Blvd, Suite 300,
Markets Inc.                  Owings Mills, MD 21117               23.3990%
--------------------------------------------------------------------------------
Goldman, Sachs & Co.          30 Hudson Street, Proxy Dept.,
                              Jersey City, NJ 07302                25.9590%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              WILSHIRE 4500 COMPLETION ETF
--------------------------------------------------------------------------------
 NAME                               ADDRESS                         % OWNED
--------------------------------------------------------------------------------
Goldman, Sachs & Co.          30 Hudson Street, Proxy Dept.,
                              Jersey City, NJ 07302                40.3115%
--------------------------------------------------------------------------------
Merrill Lynch, Pierce,
Fenner & Smith Incorporated   101 Hudson Street
                              Jersey City, NJ 07302                46.4255%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              WILSHIRE 5000 TOTAL MARKET ETF
--------------------------------------------------------------------------------
 NAME                               ADDRESS                         % OWNED
--------------------------------------------------------------------------------
Wells Fargo Investments, LLC  625 Marquette Avenue, 13th Floor,
                              Minneapolis, MN 55402                 7.9510%
--------------------------------------------------------------------------------
National Financial
Services LLC                  200 Liberty Street,                   9.2480%
                              New York, NY 10281
--------------------------------------------------------------------------------
Goldman, Sachs & Co.          30 Hudson Street, Proxy Dept.,
                              Jersey City, NJ 07302                57.1130%
--------------------------------------------------------------------------------

         Book Entry Only System. The following information supplements and should be read in conjunction with the section in the rospectus entitled "Book Entry."

         DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.


         DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").


         Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

         Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

         Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

         The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

         DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.


         Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Investment Adviser. The Investment Adviser engages a third-party proxy service, such as Institutional Shareholder Services or a similar service, to vote all proxies on behalf of the Funds. The Investment Adviser periodically reviews the proxy voting results to ensure that proxies are voted in accordance with the service's guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Investment Adviser does not have authority to override the recommendations of the third party service provider, except upon the written authorization of the client directing the Investment Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.

         To the extent that the third party service provider seeks the Investment Adviser's direction on how to vote on any particular matter, the Chief Compliance Officer and Chief Financial Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Investment Adviser shall seek instructions from clients on how to vote that particular item.


         The Trust is required to disclose annually each Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund also will be available at no charge upon request by calling 1-800-345-7999 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

         Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for each Fund will be available on the SEC's website at http://www.sec.gov. Each Fund's Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Each Fund's Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-800-345-7999 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532.

         Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. Each Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund.

The Trust's Policy is implemented and overseen by the Chief Compliance Officer of the Fund, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Board of Trustees of the Trust. The Board of Trustees of the Trust must approve all material amendments to this policy. Each Fund's complete portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation (NSCC). The basket represents one Creation Unit of the Fund. The Trust, the Investment Adviser and Claymore will not disseminate non-public information concerning the Trust.

         Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Investment Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.


         The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Investment Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.


              CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

         Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

         A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of each Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index ("Fund Securities") and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of each Fund.

         The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit

Amount" -- an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

         The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

         Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of each Fund until such time as the next-announced composition of the Deposit Securities is made available.

         The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Investment Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Investment Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Investment Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

         In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

         Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

         All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders placed at the request of the Authorized Participant, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

         All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

         Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

         Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Investment Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

         All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third
(3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

         Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

         Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

         Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Investment Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Investment Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

         All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.


         Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to the Distributor regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.


         The Standard Creation/Redemption Transaction Fee and Maximum Creation/Redemption Transaction Fee for each Fund will be as follows:

                                      Standard                     Maximum
                                  Creation/Redemption        Creation/Redemption
         Name of Fund               Transaction Fee            Transaction Fee
         ------------             -------------------        -------------------
Wilshire 5000 Total Market ETF       $2,400                        $9,600
Wilshire 4500 Completion ETF         $3,000                       $12,000
Wilshire US REIT ETF                   $500                        $2,000



         In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. The Trust may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons ("Market Purchases"). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Investment Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Investment Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

         Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. Each Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.


         An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.


         With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

         Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

         The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.


         Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. A Fund may adjust these fees from time to time based on actual experience. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities that will not be delivered as part of an in-kind redemption order ("Market Sales"). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were sold by the Trust and the cash in lieu amount (which amount, at the Investment Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and taxes. To the extent applicable, brokerage commissions incurred in connection with the Trust's sale of portfolio securities will be at the expense of a Fund and will affect the value of all Shares of the Fund; but the Investment Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Redemption Amount to protect ongoing shareholders. The redemption transaction fees for each Fund otherwise are the same as the creation fees set forth above.


         Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

         Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any owed to the Fund; and
(iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

         The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

         If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

         The chart below describes in further detail the placement of redemption orders outside the clearing process.

                                TRANSMITTAL DATE    NEXT BUSINESS DAY (T+1)   SECOND BUSINESS    THIRD BUSINESS DAY
                                      (T)                                        DAY (T+2)              (T+3)
----------------------------------------------------------------------------------------------------------------------
CREATION THROUGH NSCC
----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         No action.              No action.          Creation  Unit
                                                                                                Aggregations  will be
                             Order must be                                                     delivered.
                             received by the
                             Distributor.

----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         No action.              No action.          Creation Unit
                                                                                                Aggregations  will be
                             Order must be                                                      delivered.
                             received by the
                             Distributor.

                             Orders received after
                             3:00 p.m. (ET) will
                             be treated as
                             standard orders.
----------------------------------------------------------------------------------------------------------------------
CREATION OUTSIDE NSCC
----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Creation Unit
                                                                                                Aggregations  will be
                             Order in properform    Deposit Securities                          delivered.
                             must be received by    must be received by
                             the Distributor.       the Fund's account
                                                    through DTC.

                                                    2:00 p.m. (ET)

                                                    Cash Component must be
                                                    received by the
                                                    Custodian.
----------------------------------------------------------------------------------------------------------------------
STANDARD  ORDERS  CREATED IN 4:00 p.m. (ET)         11:00 a.m. (ET)         No action.          1:00 p.m. (ET)
ADVANCE  OF  RECEIPT  BY THE
TRUST  OF ALL  OR A  PORTION Order in proper form   Available Deposit                           Missing Deposit
OF THE DEPOSIT SECURITIES    must be received by    Securities.                                 Securities are due
                             the Distributor.                                                   to the Trust or the
                                                    Cash in an amount                           Trust may use cash
                                                    equal to the sum of                         on deposit to
                                                    (i) the Cash                                purchase missing
                                                    Component,   plus  (ii)                     Deposit Securities.
                                                    115% of the market
                                                    value of the                                Creation Unit
                                                    undelivered Deposit                         Aggregations will be
                                                    Securities.                                 delivered.
----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Creation Unit
                                                                                                Aggregations  will be
                             Order in proper form   Deposit Securities                          delivered.
                             must be received by    must be received by
                             the Distributor.       the Fund's account
                                                    through DTC.
                             Orders received after
                             3:00 p.m. (ET) will    2:00 p.m. (ET)
                             be treated as
                             standard orders.       Cash  Component must be
                                                    received  by the Orders
                                                    Custodian.

----------------------------------------------------------------------------------------------------------------------

                                       36

                                TRANSMITTAL DATE    NEXT BUSINESS DAY (T+1)   SECOND BUSINESS    THIRD BUSINESS DAY
                                      (T)                                        DAY (T+2)              (T+3)
----------------------------------------------------------------------------------------------------------------------
REDEMPTION THROUGH NSCC
----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         No action.              No action.          Fund Securities and
                                                                                                Cash Redemption

                             Order must be                                                      Amount will be
                             received by the                                                    transferred.
                             Transfer Agent.

                             Orders received after
                             4:00 p.m. (ET) will be
                             deemed received on the
                             next business day (T+1).
----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         No action.              No action.          Fund  Securities  and
                                                                                                Cash Redemption

                             Order must be                                                      Amount will be
                             received by the                                                    transferred.
                             Transfer Agent.

                             Orders received after
                             3:00 p.m. (ET) will
                             be treated as
                             standard orders.
----------------------------------------------------------------------------------------------------------------------
REDEMPTION OUTSIDE OF NSCC
----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Fund  Securities  and
                                                                                                Cash Redemption
                             Order must be          Fund Shares must be                         Amount is delivered
                             received  by the       delivered  through  DTC                     to the redeeming
                             Transfer Agent.        to the Custodian.                           beneficial owner.

                             Orders received after  2:00 p.m. (ET)
                             4:00 p.m. ET) will
                             be deemed received on Cash Component, if the next business day any, is due.
                             (T+1).
                                                    *If the order is not in
                                                    proper form or the Fund
                                                    Shares are not delivered,
                                                    then the order will not be
                                                    deemed received as of T.

----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Fund Securities and
                                                                                                Cash Redemption
                             Order must be          Fund Shares must be                         Amount is delivered
                             received by            the delivered  through  DTC                 to the redeeming
                             Transfer Agent.        to the Custodian.                           beneficial owner.

                             Orders received after  2:00 p.m. (ET)
                             3:00 p.m. (ET) will
                             be treated as          Cash Component, if
                             standard orders.       any, is due.

                                                    *If the order is not in
                                                    proper form or the Fund
                                                    Shares are not delivered,
                                                    then the order will not be
                                                    deemed received as of T.

----------------------------------------------------------------------------------------------------------------------

                                      TAXES

         Each Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes, but is not limited to, dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets.

         Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one fund do not offset gains in another fund and the requirements (other than certain organizational requirements) to qualify for RIC status are determined at the Fund level rather than at the Trust level.


         Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its net capital gains for twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.


         As a result of tax requirements, the Trust on behalf of a Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

         Each Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, money market instruments, convertible securities, structured notes, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by a Fund. Each Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

         Distributions from a Fund's net investment income, including net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares. Capital loss realized on the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.


         Long-term capital gains tax of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without further Congressional action, the lower tax rate on qualified dividend income will not apply after December 31, 2012 and all ordinary dividends will be taxed at ordinary income tax rates. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to individual shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

         If, for any calendar year, the total distributions made exceed a Fund's current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

         The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.


         Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Share and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations, which may include certain REITs and certain REIT capital gain dividends) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a U.S. federal income tax return. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and possible applicability of U.S. estate tax.


         Certain types of income received by the Wilshire US REIT ETF from certain REITs, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." Any such excess inclusion income may (i) constitute taxable income, as "unrelated business taxable income" (UBTI) or those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain "disqualified organizations" as defined in the Code are Fund shareholders.

         Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.


         Dividends and interest received by a Fund and capital gains may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

         The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under Federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

             FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

         Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from broad based index options and futures contracts that are listed on a qualified board or exchange are generally required to be marked to market and will result in 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

         In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

         Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of a Fund's fiscal year on certain futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

                              DETERMINATION OF NAV

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy and Sell Shares-Pricing Fund Shares."

         The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

         In computing each Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

                           DIVIDENDS AND DISTRIBUTIONS

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."


         General Policies. Dividends from net investment income, if any, are declared and paid quarterly for the Wilshire US REIT ETF and annually for the Wilshire 5000 Total Market ETF and Wilshire 4500 Completion ETF. Distributions of net realized securities gains (including long-term capital gains), if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.


         Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from each Fund.

         Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of each Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

                            MISCELLANEOUS INFORMATION


         Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036-6797, is counsel to the Trust.

         Independent Registered Public Accounting Firm. Ernst & Young LLP, 155 North Wacker Drive, Chicago, IL 60606, serves as each Fund's independent registered public accounting firm. They audit each Fund's financial statements and perform other audit-related and tax services.


                              FINANCIAL STATEMENTS


         The Trust's audited financial statements, including the financial highlights for the year ended August 31, 2010, filed electronically with the Securities and Exchange Commission, are incorporated by reference and made part of this Statement of Additional Information.

         You may request a copy of the Trust's Annual Report at no charge by calling 1-888-345-7999 during normal business hours.

                    INVESTMENT COMPANY ACT FILE NO. 811-21906

                       CLAYMORE EXCHANGE-TRADED FUND TRUST

                       STATEMENT OF ADDITIONAL INFORMATION



                              DATED DECEMBER 31, 2010


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated December 31, 2010 for the Wilshire Micro-Cap ETF (NYSE Arca: WMCR), a series of the Claymore Exchange-Traded Fund Trust (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Guggenheim Funds Distributors, Inc., or by calling toll free 1-800-345-7999.



                                TABLE OF CONTENTS

                                                                            Page

GENERAL DESCRIPTION OF THE TRUST AND THE FUND.................................1

EXCHANGE LISTING AND TRADING..................................................2

INVESTMENT RESTRICTIONS AND POLICIES..........................................3

INVESTMENT POLICIES AND RISKS.................................................4

GENERAL CONSIDERATIONS AND RISKS..............................................8

MANAGEMENT...................................................................10

BROKERAGE TRANSACTIONS.......................................................22

ADDITIONAL INFORMATION CONCERNING THE TRUST..................................22

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS........................25

TAXES........................................................................35

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS.......................37

DETERMINATION OF NAV.........................................................37

DIVIDENDS AND DISTRIBUTIONS..................................................38

MISCELLANEOUS INFORMATION....................................................38

FINANCIAL STATEMENTS.........................................................38


                  GENERAL DESCRIPTION OF THE TRUST AND THE FUND

     The Trust was organized as a Delaware statutory trust on May 24, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 25 investment portfolios. This Statement of Additional Information relates to the Wilshire Micro-Cap ETF (the "Fund"). The shares of the Fund are referred to herein as "Shares" or "Fund Shares."

         The Fund is managed by Guggenheim Funds Investment Advisors, LLC ("Guggenheim Funds Advisors" or the "Investment Adviser") (formerly known as Claymore Advisors, LLC).


     The Fund offers and issues Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in the Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The Fund anticipates that its Shares will be listed on the NYSE Arca, Inc. (the "NYSE Arca"). Fund Shares will trade on the NYSE Arca at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 100,000 Shares. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

     The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.


                          EXCHANGE LISTING AND TRADING

     There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of Shares of the Fund will continue to be met. The NYSE Arca may, but is not required to, remove the Shares of the Fund from listing if
(i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will remove the Shares of the Fund from listing and trading upon termination of the Fund.

     As in the case of other stocks traded on the NYSE Arca, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

     The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

                      INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT OBJECTIVE

     The investment objective of the Wilshire Micro-Cap ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called Wilshire US Micro-Cap Index(SM) ("Wilshire Micro-Cap" or the "Underlying Index"). (1)

INVESTMENT RESTRICTIONS

     The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Fund's investment restrictions, numbered (1) through (7) below. The Fund, as a fundamental policy, may not:

     (1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     (2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

     (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

     (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

     (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

     (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     (7)        Issue senior securities, except as permitted under the 1940 Act.


     Pursuant to restriction (1), if the Fund's Underlying Index is concentrated in an industry or group of industries, the Fund will concentrate its investments accordingly. If a Fund's Underlying Index ceases to concentrate in an industry or group of industries, the Fund will cease concentrating its investments accordingly.


----------
(1) Prior to July 20, 2010, the Fund's name was the "Claymore/Sabrient Stealth ETF," and the Fund sought to replicate an index called the "Sabrient Stealth Index."

     Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

     With respect to restriction (2)(ii), the Fund does not currently intend to make investments or engage in other transactions constituting borrowing for 1940 Act purposes where such investments or transactions are for leverage or the purchase of investments.

     The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.


     In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board of Trustees without shareholder approval. The Fund may not:


     (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

     (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

     (3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

     (4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

     (5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

     With respect to investment in illiquid securities, if changes in the value of the Fund's securities cause the Fund's holdings of illiquid securities to exceed the 15% limitation (as if liquid securities have become illiquid), the Fund will take such actions as it deems appropriate and practicable to attempt to reduce its holdings of illiquid securities.

     The investment objective of the Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.


                          INVESTMENT POLICIES AND RISKS


     The discussion below supplements, and should be read in conjunction with, the "Non-Principal Investment Strategies" section of the Prospectus.


         Loans of Portfolio Securities. The Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Pursuant to positions of the SEC staff, these loans cannot exceed 33 1/3% of the Fund's total assets. Voting rights in respect of such lent securities will typically pass to the borrower, but the Fund retains the right to call any security in anticipation of a vote that the Investment Adviser deems material to the security on loan.

     Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.


     Repurchase Agreements. The Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and
(ii) securities dealers ("Qualified Institutions"). The Investment Adviser will monitor the continued creditworthiness of Qualified Institutions.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.



         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Investment Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered a form of borrowing. Accordingly, the Fund may invest up to 33 1/3% of its total assets in reverse repurchase agreements, but the Fund currently expects to only invest in reverse repurchase agreements to a much more limited extent. Reverse repurchase agreements are not part of the Fund's principal investment strategy.

         Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Investment Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.


     Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, or as otherwise permitted by the SEC, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.


     Real Estate Investment Trusts ("REITs"). The Fund may invest in the securities of real estate investment trusts to the extent allowed by law, which pool investors' funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

     Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

     Futures and Options. The Fund may utilize exchange-traded futures and options contracts and swap agreements.

     Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

     Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

     The Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index, but will not use such instruments for hedging purposes. Under such circumstances, the Investment Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components.

     An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

     The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

     Restrictions on the Use of Futures Contracts and Options on Futures Contracts. In connection with its management of the Trust, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Fund's Prospectus and this Statement of Additional Information.

     The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator.

     Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

     The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

     The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.


                        GENERAL CONSIDERATIONS AND RISKS


     A discussion of the risks associated with an investment in the Fund is contained in the Prospectus in the "Principal Investment Risks" and "Non-Principal Risk Considerations" sections. The discussion below supplements, and should be read in conjunction with, the "Principal Investment Risks" section of the Prospectus.

     An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

     An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

     Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

     The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

     The discussion below supplements, and should be read in conjunction with, the "Non-Principal Risk Considerations" section of the Prospectus.

     Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

     Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold.

     The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to levels comparable to direct investment in stocks.

     Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Investment Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

     Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

     Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor -- (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.


                                   MANAGEMENT

     Trustees and Officers


     The general supervision of the duties performed by the Investment Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Board of Trustees currently consists of five Trustees all of whom have no affiliation or business connection with the Investment Adviser, the Distributor or any of their affiliated persons and do not own any stock or other securities issued by the Investment Adviser (the "non-interested" or "independent" Trustees ("Independent Trustees")).

     The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser. As of the date of this SAI, the Fund Complex consists of the Trust's 25 portfolios, 13 separate portfolios of Claymore Exchange-Traded Fund Trust 2 and 15 closed-end management investment companies.



                                                                                                       OTHER
                                                TERM OF                             NUMBER OF      DIRECTORSHIPS
                                              OFFICE AND                          PORTFOLIOS IN         HELD
       NAME, ADDRESS AND         POSITION(S)  THE LENGTH         PRINCIPAL         FUND COMPLEX      BY TRUSTEES
        YEAR OF BIRTH OF          HELD WITH    OF TIME      OCCUPATION(S) DURING    OVERSEEN BY    DURING THE PAST
     INDEPENDENT TRUSTEES*          TRUST      SERVED**        PAST 5 YEARS         TRUSTEES         FIVE YEARS
--------------------------------------------------------------------------------------------------------------------

Randall C. Barnes               Trustee      Since 2006   Private Investor.            48        None.
Year of Birth: 1951                                       Formerly, Senior Vice
                                                          President, Treasurer
                                                          (1993-1997),
                                                          President, Pizza Hut
                                                          International
                                                          (1991-1993) and
                                                          Senior Vice
                                                          President, Strategic
                                                          Planning and New
                                                          Business Development
                                                          (1987-1990) of
                                                          PepsiCo, Inc.
                                                          (1987-1997).

Roman Friedrich III             Trustee      Since 2010   Founder of Roman             41        Director of GFM
Year of Birth: 1946                                       Friedrich & Company,                   Resources Ltd.
                                                          which specializes in                   (2005-present),
                                                          the provision of                       Zincore Metals
                                                          financial advisory                     Inc.
                                                          services to                            (2009-present),
                                                          corporations in the                    StrataGold
                                                          resource sector                        Corporation
                                                          (1998-present).                        (2003-2009), and
                                                          Formerly, Managing                     Gateway Gold
                                                          Director of TD                         Corp. (2004-2008).
                                                          Securities
                                                          (1996-1998); Managing
                                                          Director of Lancaster
                                                          Financial Ltd.
                                                          (1990-1996); Managing
                                                          Director of Burns Fry
                                                          Ltd. (1980-1984);
                                                          President of Chase
                                                          Manhattan Bank
                                                          (Canada) Ltd.
                                                          (1975-1977).

Robert B. Karn III              Trustee      Since 2010   Consultant                   42        Director of
Year of Birth: 1942                                       (1998-present).                        Peabody Energy
                                                          Formerly, Managing                     Company
                                                          Partner, Financial                     (2003-present),
                                                          and Economic                           Natural Resource
                                                          Consulting, St. Louis                  Partners, LLC
                                                          office of Arthur                       (2002-present)
                                                          Andersen, LLP                          and Kennedy
                                                          (1977-1997).                           Capital
                                                                                                 Management, Inc.
                                                                                                 (2002-present).

Ronald E. Toupin, Jr.           Trustee      Since 2006   Retired.  Formerly           47        None.
Year of Birth: 1958                                       Vice President,
                                                          Manager and Portfolio
                                                          Manager of Nuveen
                                                          Asset Management
                                                          (1998-1999), Vice
                                                          President of Nuveen
                                                          Investment Advisory
                                                          Corporation
                                                          (1993-1999), Vice
                                                          President and Manager
                                                          of Nuveen Unit
                                                          Investment Trusts
                                                          (1991-1999), and
                                                          Assistant Vice
                                                          President and
                                                          Portfolio Manager of
                                                          Nuveen Unit Investment
                                                          Trusts (1988-1999),
                                                          each of John Nuveen &
                                                          Company, Inc.
                                                          (1982-1999).

Ronald A. Nyberg                Trustee      Since 2006   Partner of Nyberg &          50        None.
Year of Birth: 1953                                       Cassioppi, LLC, a law
                                                          firm specializing in
                                                          Corporate Law, Estate
                                                          Planning and Business
                                                          Transactions
                                                          (2000-present).
                                                          Formerly, Executive
                                                          Vice President,
                                                          General Counsel, and
                                                          Corporate Secretary
                                                          of Van Kampen
                                                          Investments
                                                          (1982-1999).


----------------------
* The business address of each Trustee is c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.



     The executive officers of the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.

NAME, ADDRESS AND
YEAR OF BIRTH OF                POSITION(S) HELD  LENGTH OF
EXECUTIVE OFFICER               WITH TRUST        TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------

Kevin M. Robinson               Chief Executive  Since 2010         Senior Managing Director, General Counsel and
Year of birth: 1959             Officer                             Corporate Secretary (2007-present) of
                                Chief Legal      Since 2008         Guggenheim Funds Investment Advisors, LLC,
                                Officer                             Guggenheim Funds Services Group, Inc. and
                                                                    Guggenheim Funds Distributors, Inc.; Chief
                                                                    Executive Officer and Chief Legal Officer of
                                                                    certain funds in the Fund Complex. Formerly,
                                                                    Associate General Counsel (2000- 2007) of
                                                                    NYSE Euronext, Inc. Formerly, Archipelago
                                                                    Holdings, Inc.  Senior Managing Director and
                                                                    Associate General Counsel (1997-2000) of ABN
                                                                    Amro Inc. Formerly, Senior Counsel in the
                                                                    Enforcement Division (1989-1997) of the U.S.
                                                                    Securities and Exchange Commission.

John L. Sullivan                Chief Financial  Since 2010         Senior Managing Director and Head of Fund
Year of birth: 1955             Officer, Chief                      Administration of Guggenheim Funds Investment
                                Accounting                          Advisors, LLC (2010-present). Chief Financial
                                Officer and                         Officer, Chief Accounting Officer and Treasurer
                                Treasurer                           for certain funds in the Fund Complex. Formerly,
                                                                    Managing Director and Chief Compliance Officer for
                                                                    each of the funds in the Van Kampen Investments
                                                                    fund complex (2004-2010). Formerly, Managing
                                                                    Director and Head of Fund Accounting and
                                                                    Administration for Morgan Stanley Investment
                                                                    Management (2002-2004).


Bruce Saxon                     Chief Compliance  Since 2006        Vice President, Fund Compliance Officer of
Year of birth: 1957             Officer                             Guggenheim Funds Distributors, Inc. (2006-present).
                                                                    Chief Compliance Officer of certain funds in the Fund
                                                                    Complex. Formerly, Chief Compliance
                                                                    Officer/Assistant Secretary of Harris Investment
                                                                    Management, Inc. (2003-2006). Director-
                                                                    Compliance of Harrisdirect LLC (1999-2003).

Elizabeth H. Hudson             Secretary         Since 2010        Assistant General Counsel of Guggenheim Funds Services
Year of birth: 1980                                                 Group, Inc. (2009-present). Assistant Secretary of
                                                                    certain funds in the Fund Complex. Formerly,
                                                                    Associate at Bell, Boyd & Lloyd LLP (n/k/a K&L
                                                                    Gates LLP) (2007-2008). J.D., Northwestern University
                                                                    (2004-2007).

William H. Belden III           Vice President    Since 2006        Managing  Director of Guggenheim Funds Distributors,
Year of birth: 1965                                                 Inc. (2005-present). Formerly, Vice President of
                                                                    Product Management at Northern Trust Global
                                                                    Investments (1999-2005); Vice President of
                                                                    Stein Roe & Farnham (1995-1999).

David A. Botset                 Vice President    Since 2010        Senior Vice President, Guggenheim Funds Distributors,
Year of birth: 1974                                                 Inc. from 2008 to present, formerly Vice President,
                                                                    Guggenheim Funds Distributors, Inc. (2007-2008);
                                                                    Assistant Vice President, Investment Development and
                                                                    Oversight, Nuveen Investments (2004-2007);
                                                                    Assistant Vice President Internal Sales and
                                                                    Service, Nuveen Investments.




                                       12


Chuck Craig                     Vice President    Since 2006        Managing Director (2006-present), Vice
Year of birth: 1967                                                 President (2003-2006) of Guggenheim Funds
                                                                    Distributors, Inc. Formerly, Assistant Vice
                                                                    Analyst, President, First Trust Portfolios, L.P.
                                                                    (1999-2003); PMA Securities, Inc. (1996-1999).

James Howley                    Assistant         Since 2006        Vice President,  Fund Administration of
Year of birth: 1972             Treasurer                           Guggenheim Funds Distributors, Inc. and
                                                                    Guggenheim Funds Investment Advisors, LLC
                                                                    (2004-present). Formerly, Manager, Mutual Fund
                                                                    Administration of Van Kampen Investments,
                                                                    Inc.

Mark J.  Furjanic               Assistant         Since 2008        Vice President, Fund Administration-Tax (2005-
Year of birth: 1959             Treasurer                           present) of Guggenheim Funds Investment Advisors, LLC
                                                                    and Guggenheim Funds Distributors, Inc.; Assistant
                                                                    Treasurer of certain funds in the Fund Complex.
                                                                    Formerly, Senior Manager (1999-2005) for Ernst & Young
                                                                    LLP.

Donald P. Swade                 Assistant         Since 2008        Vice President, Fund Administration (2006-present)
Year of birth: 1972             Treasurer                           of Guggenheim Funds Investment Advisors, LLC and
                                                                    Guggenheim Funds Distributors, Inc.; Assistant
                                                                    Treasurer of certain funds in the Fund Complex.
                                                                    Formerly, Manager-Mutual Fund Financial Administration
                                                                    (2003-2006) for Morgan Stanley/Van Kampen
                                                                    Investments.

Mark E. Mathiasen               Assistant         Since 2008        Assistant Vice President; Assistant General
Year of birth: 1978             Secretary                           Counsel of Guggenheim Funds Services Group, Inc.
                                                                    (2007-present). Secretary of certain funds in
                                                                    the Fund Complex. Previously, Law Clerk, Idaho
                                                                    State Courts (2003-2006).

----------------------

* The business address of each Officer is c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.


     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.




                                                       AGGREGATE DOLLAR RANGE OF
                                                        EQUITY SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                           DOLLAR RANGE OF EQUITY        COMPANIES OVERSEEN BY
                          SECURITIES IN THE WILSHIRE      TRUSTEE IN FAMILY OF
                                MICRO-CAP ETF             INVESTMENT COMPANIES
NAME OF TRUSTEE            (AS OF AUGUST 31, 2010)      (AS OF AUGUST 31, 2010)
--------------------------------------------------------------------------------
Randall C. Barnes                    None                    over $100,000
Roman Friedrich III                  None                         None
Robert B. Karn III                   None                    $10,001-50,000
Ronald A. Nyberg                     None                    over $100,000
Ronald E. Toupin, Jr.                None                         None



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

     Board Leadership Structure


     The primary responsibility of the Board of Trustees is to represent the interests of the Fund and to provide oversight of the management of the Trust. The Funds' day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of five Trustees, all of whom (including the chairman) are Independent Trustees. Generally, the Board acts by majority vote of all the Trustees, which includes a majority vote of the Independent Trustees.


     The Board has appointed an Independent Chairperson, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees will meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers, review the Fund's financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trusts.



         Qualifications and Experience of Trustees and Nominees

         The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a demonstrated willingness to take an independent and questioning view of management.

         The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Trust's business and structure. References to the qualifications, attributes and skills of Trustees do not constitute holding out of any Trustee as being an expert in such area.

         Randall C. Barnes. Mr. Barnes has served as a Trustee of the Trust and other funds in the Guggenheim Funds Group fund complex since 2003. Mr. Barnes also serves on the board of certain funds sponsored by Claymore Investments, Inc., a wholly-owned subsidiary of Guggenheim Funds Group. Through his service as a Trustee of the Trust and as chairman of the Audit Committee, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc., and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

         Roman Friedrich III. Mr. Friedrich has served as a trustee of other funds in the Guggenheim Funds Group fund complex since 2004. Mr. Friedrich also serves on the board of certain fund sponsored by Claymore Investments, Inc., a wholly owned subsidiary of Guggenheim Funds Group. Through his service as a trustee of other funds in the Guggenheim Funds Group fund complex, his service on other public company boards, his experience as founder and chairman of Roman Friedrich & Company, a financial advisory firm and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

         Robert B. Karn III. Mr. Karn has served as a trustee of other funds in the Guggenheim Funds Group fund complex since 2004. Through his service as a trustee of other funds in the Guggenheim Funds Group fund complex, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters.

         Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Trust and other funds in the Guggenheim Funds Group fund complex since 2003. Through his service as a Trustee of the Trust and as chairman of the Nominating & Governance Committee, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

         Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Trust and other funds in the Guggenheim Funds Group fund complex since 2003. Through his service as a Trustee of the Trust and as chairman of the Board, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

         Each Trustee also now has considerable familiarity with the Trust, its adviser and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of certain funds in the Guggenheim Funds Group fund complex.

     Board's Role in Risk Oversight


     Consistent with its responsibility for oversight of the Trust, the Board, among other things, oversees risk management of the Fund's investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Funds face. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board's supervision, the officers of the Trust, the Investment Adviser and other service providers to the Fund also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board's periodic review of the Funds' advisory and other service provider agreements, the Board may consider risk management aspects of the service providers' operations and the functions for which they are responsible.

     The Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Fund's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund's Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Fund's compliance program. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds' performance. In addition, the Board receives reports from the Investment Adviser on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee comprised of Trust officers and Investment Adviser personnel and has approved Fair Valuation procedures applicable to valuing the Fund's securities, which the Board and the Audit Committee periodically reviews. The Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.


     Role of Diversity in Considering Board Candidates

     In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board's composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

     Board Committees

     Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin, who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust does not have a standing compensation committee. During the Fund's fiscal year ended August 31, 2010, the Trust's Nominating and Governance Committee met four times.

     Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin, who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust's independent registered public accounting firm. During the Fund's fiscal year ended August 31, 2010, the Trust's Audit Committee met three times.



     Remuneration of Trustees and Officers


     For the fiscal year ended August 31, 2010, the Trust, together with Claymore Exchange-Traded Fund Trust 2, paid each Independent Trustee a fee of $25,000 per year, and also paid an annual fee of $4,500 to the independent chairperson of the Board of Trustees and an annual fee of $1,500 to the independent chairperson of the Audit Committee or the Nominating and Governance Committee. In addition, the Trust paid each Independent Trustee a fee of (a) $1,000 for each regular or special meeting of the Board of Trustees attended by such Trustee, (b) $1,000 for each meeting of the Board of Trustees for the organization of one or more new separate series of the Trust attended by such Trustee, (c) $500 for each meeting of the Audit Committee or Nominating and Governance Committee attended by such Trustee (in each case whether the meeting occurs and/or the Trustee attends in person or by telephone).

    Effective January 1, 2011, the following fees will be paid to the Independent Trustees: (i) annual retainer of $35,000 per Trustee; (ii) annual fee of $4,500 to the chairperson of the Board; (iii) annual fee of $3,000 to the chairperson of the Audit committee; (iv) annual fee of $1,500 to the chairperson of the Nominating and Governance committee. The meeting fees will remain the same.

    Officers who are employed by the Investment Adviser receive no compensation or expense reimbursements from the Trust.

     The table below shows the compensation that was paid to Trustees for the Fund's fiscal year ended August 31, 2010:

                                                                  PENSION OR
                                                                  RETIREMENT
                                             AGGREGATE         BENEFITS ACCRUED
                                            COMPENSATION       AS PART OF FUND       TOTAL COMPENSATION PAID
NAME OF TRUSTEE                             FROM THE TRUST         EXPENSES             FROM FUND COMPLEX(1)
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Randall C. Barnes                             $21,063                N/A                        $269,155
Roman Friedrich III                           $ 2,000                N/A                        $ 48,000
Robert B. Karn III                            $ 2,000                N/A                        $ 54,000
Ronald A. Nyberg                              $21,063                N/A                        $373,170
Ronald E. Toupin, Jr.                         $22,188                N/A                        $314,826

(1) The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser. As of November 30, 2010, the Fund Complex consists of 25 separate portfolios of Claymore Exchange-Traded Fund Trust, 13 separate portfolios of Claymore Exchange-Traded Fund Trust 2 and 15 closed-end management investment companies.




     The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of the Fund.

     Investment Adviser. The Investment Adviser manages the investment and reinvestment of the Fund's assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.


     Portfolio Managers. Chuck Craig, Managing Director, Portfolio Management and Supervision, and Saroj Kanuri, CFA, Vice President, ETF Portfolio Management, of Guggenheim Funds, serve as portfolio managers for the Fund and are responsible for the day-to-day management of the Fund's portfolio.

     Other Accounts Managed by the Portfolio Manager. As of August 31, 2010, Messrs. Craig and Kanuri managed two registered investment companies (consisting of a total of 40 separate series) with a total of approximately $2.9 billion in assets; Mr. Craig managed 31 pooled investment vehicles other than registered investment companies with a total of approximately $5 billion in assets, while Mr. Kanuri managed no such other pooled investment vehicles. Neither Mr. Craig nor Mr. Kanuri managed any other accounts.


     Although the funds in the Trust that are managed by Messrs. Craig and Kanuri may have different investment strategies, each has a portfolio objective of replicating its underlying index. The Investment Adviser does not believe that management of the different funds of the Trust presents a material conflict of interest for the portfolio managers or the Investment Adviser.

     Portfolio Manager Compensation. The portfolio managers' compensation consists of the following elements:

     Base salary: Each portfolio manager is paid a fixed base salary by the Investment Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities.

     Each portfolio manager is eligible for a discretionary annual bonus. There is no policy regarding, or agreement with, the portfolio manager to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the portfolio manager. Each portfolio manager also participates in benefit plans and programs generally available to all employees of the Investment Adviser.

     Securities Ownership of the Portfolio Managers. The portfolio managers do not own shares of the Fund.

     Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, the Investment Adviser is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, distribution fees or expenses, if any, brokerage expenses, taxes, and extraordinary expenses not incurred in the ordinary course of the Fund's business. For the Investment Adviser's services to the Fund, the Fund has agreed to pay an annual management fee equal to a percentage of its average daily net assets set forth in the chart below:


--------------------------------------------------------------------------------
           FUND                                             FEE
--------------------------------------------------------------------------------
Wilshire Micro-Cap ETF                      0.50% of average daily net assets
--------------------------------------------------------------------------------


     Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until August 13, 2011, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to the Fund.

     Prior to August 20, the Fund paid the Investment Adviser an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.50% of the Fund's average daily net assets. The Fund's Investment Adviser contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year, at least until December 31, 2012. The offering costs excluded from the 0.60% Expense Cap were: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser entered into an agreement (the "Expense Agreement") in which the Investment Adviser agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below the Expense Cap. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap. In addition to advisory fees, the Fund paid all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees (other than those who are affiliated persons of the Investment Adviser) and all other ordinary business expenses not specifically assumed by the Investment Adviser.


     The (i) aggregate amount of the management fee paid by the Fund to the Investment Adviser (before giving effect to amounts credited or reimbursed to the Investment Adviser pursuant to the Expense Agreement), as well as the
(ii)aggregate amount of fees waived by the Investment Adviser pursuant to the Expense Agreement, for each of the past three fiscal years, is set forth below:



------------------------------------------------------------------------------------------------
FISCAL YEAR ENDING        MANAGEMENT FEES PAID (BEFORE       NET MANAGEMENT FEES WAIVED
                          WAIVERS/REIMBURSEMENTS)
------------------------------------------------------------------------------------------------
August 31, 2010           $18,351                            $17,522
------------------------------------------------------------------------------------------------
August 31, 2009           $19,681                            $19,681
------------------------------------------------------------------------------------------------
August 31, 2008           $57,497                            $57,497
------------------------------------------------------------------------------------------------

     Guggenheim Funds Investment Advisors is located at 2455 Corporate West Drive, Lisle, Illinois 60532. Guggenheim Funds Advisors is a wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"). Guggenheim is a diversified financial services firm whose primary business lines include asset management, investment advisory, fixed income brokerage, institutional finance, and merchant banking. Through its affiliates, including Guggenheim Partners Asset Management, Inc., Guggenheim has more than $100 billion of assets under supervision. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia.

     Administrator. Guggenheim Funds Advisors also serves as the Trust's administrator. Pursuant to an administration agreement, Guggenheim Funds Advisors provides certain administrative, bookkeeping and accounting services to the Trust. For the fiscal years ended August 31, 2008, August 31, 2009 and August 31, 2010, respectively, after giving effect to expense reimbursements the Trust paid to Guggenheim Fund Advisors a total of $245,609, $138,491 and $269,681, respectively, in fees pursuant to the administration agreement. Effective August 20, 2010,Guggenheim Funds Advisors is compensated for its administrative, bookkeeping and accounting services to the Fund solely from the unitary management fee pursuant to the Investment Advisory Agreement.

     Custodian and Transfer Agent. The Bank of New York Mellon ("BNY"), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, BNY holds the Fund's assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BNY also serves as transfer agent of the Fund pursuant to a Transfer Agency Agreement. As compensation for the foregoing services, BNY receives certain out-of-pocket costs, transaction fees and asset based fees which are accrued daily and paid monthly by the Investment Adviser from the management fee pursuant to the Investment Advisory Agreement. For the fiscal years ended August 31, 2008, August 31, 2009 and August 31, 2010, the Trust paid to BNY a total of $638,481, $715,655 and $1,125,689 respectively, in fees pursuant to the Custodian Agreement and Transfer Agency Agreement.

     Distributor. Guggenheim Funds Distributors, Inc. is the distributor of the Fund's Shares (in such capacity, the "Distributor"). Its principal address is 2455 Corporate West Drive, Lisle, Illinois 60532. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Unit Aggregations."


         12b-1 Plan. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of the percentage of its average daily net assets as set forth in the chart below.

--------------------------------------------------------------------------------
           FUND                                             FEE
--------------------------------------------------------------------------------
Wilshire Micro-Cap ETF                        0.25% of average daily net assets
--------------------------------------------------------------------------------

     The Trust may pay a monthly fee not to exceed 0.25% per annum of the Fund's average daily net assets to reimburse the Distributor for actual amounts expended to finance any activity primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services, including but not limited to (i) delivering copies of the Trust's then-current prospectus to prospective purchasers of such Creation Units; (ii) marketing and promotional services including advertising; (iii) facilitating communications with beneficial owners of shares of the Fund; and (iv) such other services and obligations as are set forth in the Distribution Agreement. Distribution expenses incurred in any one year in excess of 0.25% of the Fund's average daily net assets may be reimbursed in subsequent years subject to the annual 0.25% limit and subject further to the approval of the Board of Trustees, including a majority of the Independent Trustees. The Distributor may use all or any portion of the amount received pursuant to the Plan to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services, pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under the Plan.

     The Plan shall, unless terminated as set forth below, remain in effect with respect to the Fund provided that its continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund. In the event of termination or non-continuance of the Plan, the Trust may reimburse any expense which it incurred prior to such termination or non-continuance, provided that such reimbursement is specifically approved by both a majority of the Board of Trustees and a majority of the Independent Trustees.

     Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. However, no such fee is currently charged to the Fund, and no such fees may be paid by the Fund in the future without further approval by the Board of Trustees. In addition, the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this SAI.

         Financial Intermediary Compensation. The Investment Adviser and/or its subsidiaries or affiliates ("Guggenheim Entities") may pay certain broker-dealers, banks and other financial intermediaries ("Intermediaries") for certain activities related to the Fund or other Guggenheim funds ("Payments"). Any Payments made by Guggenheim Entities will be made from their own assets and not from the assets of the Fund. Although a portion of Guggenheim Entities' revenue comes directly or indirectly in part from fees paid by the Fund and other Guggenheim funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other Guggenheim funds. Guggenheim Entities may make Payments for Intermediaries' participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Fund or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems ("Education Costs"). Guggenheim Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded funds in general ("Publishing Costs"). In addition, Guggenheim Entities may make Payments to Intermediaries that make shares of the Fund and certain other Guggenheim funds available to their clients or for otherwise promoting the Fund and other Guggenheim funds. Payments of this type are sometimes referred to as revenue-sharing payments.

         Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other Guggenheim funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

         Guggenheim Entities may determine to make Payments based on any number of metrics. For example, Guggenheim Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary's services at defined levels or an amount based on the Intermediary's net sales of one or more Guggenheim funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, Guggenheim anticipates that the Payments paid by Guggenheim Entities in connection with the Fund and other Guggenheim funds will be immaterial to Guggenhiem Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any Payments his or her Intermediary firm may receive. Any payments made by the Guggenheim Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of Guggenheim funds.

     Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

     The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

     Index Provider. Set forth below is a list of the Fund and the Underlying Index upon which it is based. Each Underlying Index is compiled by Wilshire Associates Incorporated ("Wilshire" or the "Index Provider").

--------------------------------------------------------------------------------
           FUND                                       UNDERLYING INDEX
--------------------------------------------------------------------------------
Wilshire Micro-Cap ETF                      Wilshire US Micro-Cap Index(SM)
--------------------------------------------------------------------------------

     Wilshire is not affiliated with the Fund or with the Investment Adviser. The Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser, which in turn has a licensing agreement with the applicable Index Provider. The Fund reimburses the Investment Adviser for the licensing fee payable to the applicable Index Provider.

     The only relationship that Wilshire has with the Investment Adviser or Distributor of the Fund in connection with the Fund is that Wilshire has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. Each Underlying Index is selected and calculated without regard to the Investment Adviser, Distributor or owners of the Fund. Wilshire has no obligation to take the specific needs of the Investment Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Indices. Wilshire is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. Wilshire has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     WILSHIRE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUNDS OR UNDERLYING INDICES. WILSHIRE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN. WILSHIRE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO UNDERLYING

INDICES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WILSHIRE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS, THE UNDERLYING INDICES, EVEN IF WILSHIRE IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                             BROKERAGE TRANSACTIONS

     The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

     In seeking to implement the Trust's policies, the Investment Adviser effects transactions with those brokers and dealers that the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Investment Adviser and its affiliates do not currently participate in soft dollar transactions.

     The Investment Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Investment Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Investment Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.



     The aggregate brokerage commissions paid by the Fund for the Fund's fiscal years ended August 31, 2008, 2009 and 2010 are set forth in the table below.

---------------------------------------------------------------------------------------------------------
FUND                      BROKERAGE COMMISSIONS       BROKERAGE COMMISSIONS       BROKERAGE COMMISSIONS
                          PAID FOR THE FISCAL         PAID FOR THE FISCAL         PAID FOR THE FISCAL
                          YEAR ENDED AUGUST 31,       YEAR ENDED AUGUST 31,       YEAR ENDED AUGUST 31,
                          2010                        2009                        2008
---------------------------------------------------------------------------------------------------------
Wilshire Micro-Cap ETF    $ 8,610                     $ 8,622                     $ 15,158
---------------------------------------------------------------------------------------------------------




                   ADDITIONAL INFORMATION CONCERNING THE TRUST

     The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on May 24, 2006.

     The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 25 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

     Each Share issued by the Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation. The Trustees may at any time, by majority vote and without shareholder approval, cause the Fund to redeem all of its Shares and liquidate.

     Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Fund, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

     The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

     The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

     The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

     Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 2455 Corporate West Drive, Lisle, Illinois 60532.


     As of November 30, 2010, the following persons owned 5% or more of the Fund's securities:

--------------------------------------------------------------------------------
                              WILSHIRE MICRO-CAP ETF
--------------------------------------------------------------------------------
 NAME                               ADDRESS                          % OWNED
--------------------------------------------------------------------------------
First Clearing, LLC           10700 Wheat First Drive, MC WS1024
                              Glen Allen, VA 07302                   5.8836%
--------------------------------------------------------------------------------
Bank of New York Mellon       One Wall Street, New York, NY 10286    7.6515%
--------------------------------------------------------------------------------
Morgan Stanley Smith          2000 Westchester Avenue
Barney LLC                    Purchase, NY 10577                    10.1052%
--------------------------------------------------------------------------------

Robert W. Baird & Co.,        777 E. Wisconsin Avenue,
 Incorporated                 Milwaukee, WI 53202                   21.6104%
--------------------------------------------------------------------------------
Raymond James &               880 Carilion Parkway, P.O. Box
Associates, Inc.,             12749, St. Petersburg, FL 33716       28.5393%
--------------------------------------------------------------------------------


     Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

     DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.


     DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").


     Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

     Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

     Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

     The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

     DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.


     Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser. The Investment Adviser engages a third-party proxy service, such as Institutional Shareholder Services or a similar service, to vote all proxies on behalf of the Fund. The Investment Adviser periodically reviews the proxy voting results to ensure that proxies are voted in accordance with the service's guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Investment Adviser does not have authority to override the recommendations of the third party service provider, except upon the written authorization of the client directing the Investment Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.

     To the extent that the third party service provider seeks the Investment Adviser's direction on how to vote on any particular matter, the Chief Compliance Officer and Chief Financial Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Investment Adviser shall seek instructions from clients on how to vote that particular item.


     The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund also will be available at no charge upon request by calling 1-800-345-7999 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

     Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund's portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of the Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for the Fund will be available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. The Fund's Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-800-345-7999 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532.


     Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust's Policy is implemented and overseen by the Chief Compliance Officer of the Fund, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Board of Trustees of the Trust. The Board of Trustees of the Trust must approve all material amendments to this policy. The Fund's complete portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation (NSCC). The basket represents one Creation Unit of the Fund. The Trust, the Investment Adviser and the Distributor will not disseminate non-public information concerning the Trust.


     Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Investment Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.


     The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Investment Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.



              CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

     Creation. The Trust issues and sells Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

     A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day,

Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index ("Fund Securities") and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

     The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount" -- an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

     The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

     Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

     The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Investment Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Investment Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Investment Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

     In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Custodian, through the NSCC, also makes available on each Business

Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

     Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

     All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders placed at the request of the Authorized Participant, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

     All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

     Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

     Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Investment Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

     All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

     Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

     Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

     Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Investment Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Investment Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

     All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.


     Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to the Distributor regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

     The Standard Creation/Redemption Transaction Fee for the Fund will be $3,000. The Maximum Creation/Redemption Transaction Fee for the Fund will be $12,000.


     In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the Fund for the costs associated with purchasing the applicable securities. The Trust may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons ("Market Purchases"). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Investment Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Investment Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

     Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.


     An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

     With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

     Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

     The right of redemption may be suspended or the date of payment postponed
(i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.


     Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities that will not be delivered as part of an in-kind redemption order ("Market Sales"). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were sold by the Trust and the cash in lieu amount (which amount, at the Investment Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and taxes. To the extent applicable, brokerage commissions incurred in connection with the Trust's sale of portfolio securities will be at the expense of the Fund and will affect the value of all Shares of the Fund; but the Investment Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Redemption Amount to protect ongoing shareholders. The redemption transaction fees for the Fund otherwise are the same as the creation fees set forth above.


     Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

     Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

     The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

     If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

     The chart below describes in further detail the placement of redemption orders outside the clearing process.

                             TRANSMITTAL DATE       NEXT BUSINESS DAY       SECOND BUSINESS     THIRD BUSINESS DAY
                                   (T)                    (T+1)                  DAY (T+2)           (T+3)
----------------------------------------------------------------------------------------------------------------------
CREATION THROUGH NSCC
----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         No action.              No action.          Creation  Unit
                                                                                                Aggregations  will be
                             Order  must be                                                     delivered.
                             received  by the
                             Distributor.
----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         No action.              No action.          Creation  Unit
                                                                                                Aggregations  will be
                             Order must be                                                      delivered.
                             received by  the
                             Distributor.

                             Orders received after
                             3:00 p.m. (ET) will
                             be treated as
                             standard orders.
----------------------------------------------------------------------------------------------------------------------
CREATION OUTSIDE NSCC
----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Creation  Unit
                                                                                                Aggregations  will be
                             Order in  proper       Deposit Securities                          delivered.
                             form must  be          be received  by the
                             received  by must      Fund's account
                             the Distributor.       through DTC.

                                                    2:00 p.m. (ET)

                                                    Cash  Component must be
                                                    received by  the
                                                    Custodian.
----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS CREATED IN   4:00 p.m. (ET)         11:00 a.m. (ET)         No action.          1:00 p.m. (ET)
ADVANCE OF RECEIPT BY THE
TRUST OF ALL OR A            Order in proper form   Available Deposit                           Missing Deposit
PORTION OF THE DEPOSIT       must be received by    Securities.                                 Securities are due
SECURITIES                   the Distributor.                                                   to the Trust or the
                                                    Cash in an amount                           Trust may use cash
                                                    equal to the sum of                         on deposit to
                                                    (i) the Cash                                purchase missing
                                                    Component, plus (ii)                        Deposit Securities.
                                                    115% of the market
                                                    value of the                                Creation Unit
                                                    undelivered Deposit                         Aggregations will be
                                                    Securities.                                 delivered.
----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Creation Unit
                                                                                                Aggregations will be
                             Order in proper form   Deposit Securities                          delivered.
                             must be received by    must be received by
                             the Distributor.       the Fund's account
                                                    through DTC.
                             Orders received after
                             3:00 p.m. (ET) will    2:00 p.m. (ET)
                             be treated as
                             standard orders.       Cash Component must be
                                                    received by the Orders
                                                    Custodian.
----------------------------------------------------------------------------------------------------------------------

                             TRANSMITTAL DATE       NEXT BUSINESS DAY       SECOND BUSINESS     THIRD BUSINESS DAY
                                   (T)                    (T+1)                  DAY (T+2)           (T+3)
----------------------------------------------------------------------------------------------------------------------
REDEMPTION THROUGH
NSCC
----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         No action.              No action.          Fund Securities and
                                                                                                Cash  Redemption
                             Order must be                                                      Amount will be
                             received by the                                                    transferred.
                             Transfer Agent.

                             Orders received after
                             4:00 p.m. (ET) will be
                             deemed received on the
                             next business day
                             (T+1).

----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         No action.              No action.          Fund Securities and
                                                                                                Cash Redemption
                             Order  must be                                                     Amount  will  be
                             received by the                                                    transferred.
                             Transfer Agent.

                             Orders received after
                             3:00 p.m. (ET) will
                             be treated as
                             standard orders.
----------------------------------------------------------------------------------------------------------------------
REDEMPTION OUTSIDE OF
NSCC
----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Fund Securities and
                                                                                                Cash Redemption
                                                    Fund Shares must be                         Amount is delivered
                             Order must be          delivered through DTC                       to the redeeming
                             received by the        to the Custodian.                           beneficial owner.
                             Transfer Agent.
                                                    2:00 p.m. (ET)
                             Orders received after
                             4:00 p.m. (ET) will    Cash Component, if
                             be deemed received on  any, is due.
                             the next business day
                             (T+1).                 *If the order is not
                                                    in proper form or the
                                                    Fund Shares are not
                                                    delivered, then the
                                                    order will not be
                                                    deemed received as
                                                    of T.
----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Fund Securities and
                                                                                                Cash Redemption
                             Order must be          Fund Shares must be                         Amount is delivered
                             received by the        delivered through DTC                       to the redeeming
                             Transfer Agent.        to the Custodian.                           beneficial owner.

                             Orders received after  2:00 p.m. (ET)
                             3:00 p.m. (ET) will
                             be treated as          Cash Component, if
                             standard orders.       any, is due.

                                                    *If the order is not in
                                                    proper form or the Fund
                                                    Shares are not
                                                    delivered, then the
                                                    order will not be
                                                    deemed received as
                                                    of T.
----------------------------------------------------------------------------------------------------------------------

                                      TAXES

     The Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets.

     The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one fund do not offset gains in another fund and the requirements (other than certain organizational requirements) to qualify for RIC status are determined at the Fund level rather than at the Trust level.


     The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its net capital gains for twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.


     As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

     The Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, money market instruments, convertible securities, structured notes, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund. The Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

     Distributions from the Fund's net investment income, including net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of the Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.


     Long-term capital gains tax of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these years some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, the Fund will report the amount of dividends to individual shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

     If, for any calendar year, the total distributions made exceed the Fund's current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

     The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.


     Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Share and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations, which may include certain REITs and certain REIT capital gain dividends) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a U.S. federal income tax return. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and possible applicability of U.S. estate tax.


     Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.


     Dividends and interest received by the Fund and capital gains may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under Federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.


             FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS


The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from options and futures contracts on broad-based indices required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

     In order for the Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

     The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.


                              DETERMINATION OF NAV


     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy and Sell Fund Shares -- Pricing Fund Shares."


     The NAV per Share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

     In computing the Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.


                           DIVIDENDS AND DISTRIBUTIONS

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

     General Policies. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

     Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

     Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.


                            MISCELLANEOUS INFORMATION


     Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036-6797, is counsel to the Trust.

     Independent Registered Public Accounting Firm. Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois, 60606, serves as the Fund's independent registered public accounting firm. They audit the Fund's financial statements and perform other audit-related and tax services.




                              FINANCIAL STATEMENTS



     The Fund's audited financial statements, including the financial highlights for the year ended August 31, 2010 (including, with respect to the Wilshire Micro-Cap ETF, the audited financial statements of its predecessor fund, the Claymore/Sabrient Stealth ETF), filed electronically with the Securities and Exchange Commission, are incorporated by reference and made part of this Statement of Additional Information.

     You may request a copy of the Trust's Annual and Semi-Annual Reports at no charge by calling 1-(800)-345-7999 during normal business hours.

                            PART C: OTHER INFORMATION

ITEM 28.  EXHIBITS:

(a)(1)   Certificate of Trust.*
(a)(2)   Amended and Restated Agreement and Declaration of Trust.*****
(b)      Bylaws of the Trust.**
(c)      Not applicable.
(d)(1) Investment Advisory Agreement between the Trust and Claymore Advisors, LLC.***********
(d)(2) Expense Reimbursement Agreement between the Trust and Claymore Advisors, LLC.****
(d)(3) Investment Subadvisory Agreement between Claymore Advisors, LLC and Mellon Capital Management Corporation******
(d)(4) Investment Subadvisory Agreement among the Trust, Claymore Advisors, LLC and Guggenheim Partners Asset Management, LLC.***********
(e)(1)   Distribution Agreement between the Trust and Claymore
         Securities, Inc.**
(e)(2)   Form of Participant Agreement (equity ETFs).************

(e)(3)   Form of Participant Agreement (fixed income ETFs).*************
(f)      Not applicable.
(g)      Form of Custody Agreement between the Trust and The Bank of New
         York.**
(h)(1)   Administration Agreement between the Trust and Claymore Advisors,
         LLC.**
(h)(2) Form of Transfer Agency Services Agreement between the Trust and The Bank of New York.**
(h)(3) Form of Fund Accounting Agreement between the Trust and The Bank of New York.***
(h)(4) Form of Sub-License Agreement between the Trust and Claymore Advisors, LLC.***
(i)      Opinion and consent of Dechert LLP.*********
(j) Consent of independent registered public accounting firm.**********
(k)      Not applicable.
(l)      Not applicable.
(m)      Distribution and Service Plan.****
(n)      Not applicable.
(o)      Not applicable.
(p)      Code of Ethics of the Trust and the Adviser.******
(q)      Powers of attorney.*******
(r)      Powers of attorney.**************

---------------------
* Previously filed as an exhibit to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551; 811-21906), filed with the Securities and Exchange Commission on May 26, 2006.

** Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551; 811-21906), filed with the Securities and Exchange Commission on September 15, 2006.

*** Previously filed as an exhibit to Post-Effective Amendment No. 2 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551; 811-21906), filed with the Securities and Exchange Commission on December 12, 2006.

**** Previously filed as an exhibit to Post-Effective Amendment No. 41 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551; 811-219061, filed with the Securities and Exchange Commission on December 31, 2007.

***** Previously filed as an exhibit to Post-Effective Amendment No. 74 to the Trust's Registration Statement on Form N-1, (file Nos 333-134551, 811-21906) filed with the Securities and Exchange Commission on May 21, 2009.

****** Previously filed as an exhibit to Post-Effective Amendment No. 47 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551; 811-21906, filed with the Securities and Exchange Commission on February 7, 2008.

******* Previously filed as an exhibit to Post-Effective Amendment No. 55 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551, 811-21906), filed with the Securities and Exchange Commission on June 2, 2008.

******** Previously filed as an exhibit to Post-Effective Amendment No. 68 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551, 811-21906), filed with the Securities and Exchange Commission on December 30, 2008.

********* Previously filed as an exhibit to Post-Effective Amendment No. 81 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551, 811-21906), filed with the Securities and Exchange Commission on September 29, 2009.


********** Filed herewith.


*********** Previously filed as an exhibit to Post-Effective Amendment No. 89 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551, 811-21906), filed with the Securities and Exchange Commission on March 3, 2010.

************ Previously filed as an exhibit to Post-Effective Amendment No.100 to the Trust's Registration Statement on Form N-1A (File
             Nos. 333-134551, 811-21906), filed with the Securities and Exchange Commission on August 20, 2010.

************* Previously filed as an exhibit to Post-Effective Amendment No.
              101 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551, 811-21906), filed with the Securities and Exchange Commission on September 1, 2010.

************** Previously filed as an exhibit to Post-Effective Amendment No.
               103 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551, 811-21906), filed with the Securities and Exchange Commission on September 28, 2010.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

See the Statement of Additional Information.

ITEM 30.  INDEMNIFICATION

         Pursuant to Article VI of the Registrant's Agreement and Declaration of Trust, the Trust has agreed to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth therein by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in the Declaration of Trust shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of the Declaration of Trust or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

         Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940
Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

         See "Management" in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

ITEM 32.  PRINCIPAL UNDERWRITERS

         (a) Guggenheim Funds Distributors, Inc., is the Trust's principal underwriter.

         (b) The following is a list of the executive officers, directors and partners of Guggenheim Funds Distributors, Inc.:

              NAME AND PRINCIPAL
              BUSINESS ADDRESS(1)      POSITIONS AND OFFICES WITH UNDERWRITER
              ------------------------------------------------------------------
              David C. Hooten          Director: Chairman of the Board, Chief
                                       Executive Officer

              Kevin M. Robinson        Senior Managing Director, General Counsel
                                       and Corporate Secretary

              Michael J. Rigert        Director: Vice Chairman

              Anthony J. DiLeonardi    Director: Vice Chairman

              Bruce R. Albelda         Director: Chief Financial Officer

              Donald Cacciapaglia      President

              Dominick Cogliandro      Chief Operating Officer


              Bruce Saxon              Interim Chief Compliance Officer



               ---------------------

              (1) The principal business address for all listed persons is 2455 Corporate West Drive, Lisle, Illinois 60532.

ITEM 33.  LOCATION OF ACCOUNTS AND RECORDS

         The accounts, books and other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained in part at the office of Guggenheim Funds Investment Advisors, LLC at 2455 Corporate West Drive, Lisle, Illinois 60532, and in part at the offices of the Transfer Agent at 101 Barclay Street, New York, New York 10286.

ITEM 34.  MANAGEMENT SERVICES

         Not applicable.

ITEM 35.  UNDERTAKINGS

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lisle and State of Illinois on the 28th day of December, 2010.


                                      CLAYMORE EXCHANGE-TRADED FUND TRUST

                                      By:  /s/ Kevin M. Robinson
                                           -------------------------------------
                                           Kevin M. Robinson
                                           Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       SIGNATURES                        TITLE                      DATE
--------------------------------------------------------------------------------


                       *    Trustee                            December 28, 2010
------------------------
Randall C. Barnes
--------------------------------------------------------------------------------

                       *    Trustee                            December 28, 2010
------------------------
Roman Friedrich III
--------------------------------------------------------------------------------

                       *    Trustee                            December 28, 2010
------------------------
Robert B. Karn III
--------------------------------------------------------------------------------

                       *    Trustee                            December 28, 2010
------------------------
Ronald A. Nyberg
--------------------------------------------------------------------------------

                       *    Trustee                            December 28, 2010
------------------------
Ronald E. Toupin, Jr.
--------------------------------------------------------------------------------

/s/ John L. Sullivan        Treasurer,                         December 28, 2010
------------------------    Chief Financial Officer
John L. Sullivan            and Chief Accounting
                            Officer
--------------------------------------------------------------------------------

/s/ Kevin M. Robinson       Chief Legal Officer and            December 28, 2010
------------------------    Chief Executive Officer
Kevin M. Robinson

*Attorney-In-Fact, pursuant to power of
attorney

EXHIBIT INDEX

(j) Consent of independent registered public accounting firm